UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2018

Multi-Asset Income Fund
Investor Class (AMJVX)
I Class (AMJIX)
Y Class (AMJYX)
A Class (AMJAX)
C Class (AMJCX)
R Class (AMJWX)
R5 Class (AMJGX)
R6 Class (AMJRX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the eight months ended July 31, 2018. (We changed the fund’s fiscal year-end from November 30 to July 31, resulting in an eight-month annual reporting period this year.) Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, please visit our website, americancentury.com.

As Volatility Mounted, Stocks Persevered and Bonds Struggled

Stocks rallied sharply early in the reporting period. Robust corporate earnings results, improving global economic growth, relatively low interest rates, and growth-oriented U.S. tax reform helped drive stock prices higher. U.S. stocks were notably strong, with the S&P 500 Index gaining nearly 8% from November 30, 2017, through January 31, 2018. Outside the U.S., returns were also robust, as central bank accommodations enhanced the positive economic and earnings backdrop. Meanwhile, bonds struggled, as interest rates edged higher and the Federal Reserve (the Fed) continued its rate-normalization efforts.

The global stock rally came to an abrupt halt in early February, as market volatility resurfaced. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. However, economic data released in subsequent months were more in line with market expectations. Additionally, corporate earnings results generally remained strong, and the Fed stayed on track. This news helped calm the markets, but rising interest rates, geopolitical tensions, and global trade war fears provided periodic headwinds.

Overall, most stock indices held onto gains for the eight-month period, and U.S. stocks generally outperformed global equities. Elsewhere, rising U.S. Treasury yields and inflation weighed on bonds and other interest-rate-sensitive securities, which generally underperformed stocks.

With inflationary pressures mounting, U.S. Treasury yields rising, volatility resurfacing, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2018
				Average Annual Returns
	Ticker Symbol	8 months	1 year	Since Inception	Inception Date
Investor Class	AMJVX	1.32%	3.01%	4.98%	12/1/14
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	1.56%	2.60%	5.32%	—
Russell 3000 Value Index	—	3.90%	9.91%	8.21%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-1.14%	-0.80%	1.44%	—
MSCI ACWI ex-U.S. Value Index	—	-0.09%	3.82%	3.56%	—
Blended Index	—	1.62%	4.27%	5.35%	—
I Class	AMJIX	1.45%	3.21%	5.19%	12/1/14
Y Class	AMJYX	1.65%	3.47%	5.24%	4/10/17
A Class	AMJAX				12/1/14
No sales charge		1.16%	2.76%	4.72%
With sales charge		-4.68%	-3.19%	3.05%
C Class	AMJCX				12/1/14
No sales charge		0.78%	2.11%	3.96%
With sales charge		-0.20%	2.11%	3.96%
R Class	AMJWX	1.00%	2.51%	4.47%	12/1/14
R5 Class	AMJGX	1.45%	3.21%	5.08%	4/10/17
R6 Class	AMJRX	1.65%	3.47%	5.37%	12/1/14
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of widely known indices. The Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index. The fund’s fiscal year end was changed from November 30 to July 31, resulting in an eight-month reporting period.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2018
Investor Class — $11,951

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $12,091

Russel 3000 Value Index — $13,355

Bloomberg Barclays U.S. Aggregate Bond Index — $10,538

MSCI ACWI ex-U.S. Value Index — $11,369

Blended Index — $12,104

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.31%	1.11%	0.96%	1.56%	2.31%	1.81%	1.11%	0.96%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa, and John Donner

During the period, Vidya Rajappa joined the fund's management team.

Performance Summary

Multi-Asset Income returned 1.32%* for the fiscal period ended July 31, 2018. Because the fund’s fiscal year changed from November 30 to July 31 during this performance period, this report covers an eight-month period.

The strategy trailed the return of its custom-blended benchmark, which consists of 40% equity and 60% fixed-income investments. Higher allocations to non-U.S. value stocks and emerging markets bonds exposure detracted from results relative to the benchmark, while allocations to global real estate investment trusts (REITs) and master limited partnerships (MLPs) were beneficial. As of July 31, 2018, Multi-Asset Income Fund’s 30-day SEC yield was 3.58% after the fee waiver. Without the waiver, the 30-day SEC yield would have been 3.30%. At period-end, the fund’s annual distribution rate was 4.73%.

Fund Strategy and Positioning

The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any proportion, but maintains broad allocation ranges of 20% to 80% for equities and 20% to 80% for fixed-income securities to allow the team flexibility in pursuing attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, the fund invests in varying combinations of other American Century Investments’ funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities, and certain derivative instruments. At period-end, the fund’s allocation was 44% fixed-income instruments, 43% equity (including investments in equity and fixed-income mutual funds and ETFs), and 13% in preferred and convertible securities.

NT High Income Fund was the largest holding in the portfolio, although we reduced the allocation slightly throughout the year as rising market volatility warranted some portfolio de-risking. During the reporting period, we increased our exposure to global real estate and to both emerging markets equity and debt, while reducing our weightings in equity income, non-U.S. value, MLPs, U.S. high yield, and global investment-grade bonds.

Global Real Estate and U.S. Equity Income Add to Returns

Fund returns benefited from manager selection in global real estate and tactical fixed income. A tactical tilt to increase the allocation to global real estate in January proved beneficial as it was the top-performing allocation during the period. The largest contribution to fund results came from global real estate, MLPs, and U.S. equity income, which were the three slices with the highest absolute returns. The highest income generation came from NT High Income Fund, global real estate, and dividend harvesting activities.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Allocation to Non-U.S. Equities Hurt Returns

Some asset class positioning detracted, notably allocation to non-U.S. equities, which lagged U.S. equities, and an allocation to Emerging Markets Debt Fund. Security selection in convertibles and preferred stocks detracted from results as well.

Outlook

Roughly halfway through 2018, the U.S. economy is quite robust, with economic growth reaching the highest level in nearly four years during the second quarter of the year. In addition, the unemployment rate fell to 3.8% in May, reaching the lowest level in 18 years. These conditions were reflected in the strength in the consumer sector, where retail sales generally strengthened over the course of 2018.

Despite these positives, we believe political and economic uncertainty could lead to further financial market volatility. First, the relatively healthy U.S. economy continues to push the Federal Reserve (the Fed) to raise interest rates higher, which could eventually negatively affect consumer behavior and squeeze corporate profitability. Second, consumer price inflation reached the highest level in six years in June and July, while core inflation, which excludes volatile food and energy costs, ran at the fastest pace in nearly a decade. Tariff-related price increases could prompt even higher inflation and more aggressive monetary tightening than the market currently anticipates. With trade concerns a wild card, and taking into account the late stage of the economic cycle, this could be a good time to become more risk conscious with investments. Expectations should be more muted regarding long-term return expectations.

When considering the income, return, and risk potential, our outlook at the end of July 2018 has better views on non-U.S. equity, global real estate, and tactical fixed income. Within non-U.S. equity, we are constructive on emerging markets value based on higher expected returns. In fixed income, we prefer investment grade over U.S. High Yield on lower risk for similar income.

Multi-Asset Income was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn’t jeopardize the potential for income tomorrow. Our broadly diversified investment approach, combining the best top-down ideas of American Century Investments’ Multi-Asset Strategies team with the bottom-up security selection of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return, and risk.

6

Fund Characteristics

JULY 31, 2018
Types of Investments in Portfolio	% of net assets
Mutual Funds	44.4%
Common Stocks	27.5%
Preferred Stocks	10.7%
Convertible Preferred Stocks	2.6%
Corporate Bonds	2.3%
Convertible Bonds	2.1%
Collateralized Mortgage Obligations	1.8%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	0.9%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Loan Obligations	0.6%
Temporary Cash Investments	5.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period(1) 2/1/18 - 7/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$996.70	$3.32	0.67%
I Class	$1,000	$997.60	$2.33	0.47%
Y Class	$1,000	$998.40	$1.59	0.32%
A Class	$1,000	$995.50	$4.55	0.92%
C Class	$1,000	$991.90	$8.25	1.67%
R Class	$1,000	$994.30	$5.79	1.17%
R5 Class	$1,000	$997.70	$2.33	0.47%
R6 Class	$1,000	$998.40	$1.59	0.32%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
Y Class	$1,000	$1,023.21	$1.61	0.32%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46	$2.36	0.47%
R6 Class	$1,000	$1,023.21	$1.61	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2018

	Shares/ Principal Amount	Value
MUTUAL FUNDS(1) — 44.4%
Emerging Markets Debt Fund R6 Class	792,663	$7,894,922
International Value Fund R6 Class	797,188	6,800,010
NT High Income Fund G Class	1,104,419	10,845,391
Utilities Fund Investor Class	34,210	585,676
TOTAL MUTUAL FUNDS (Cost $25,747,147)		26,125,999
COMMON STOCKS — 27.5%
Aerospace and Defense†
Embraer SA ADR	900	18,700
Air Freight and Logistics†
United Parcel Service, Inc., Class B	222	26,616
Airlines†
Latam Airlines Group SA ADR	1,700	19,346
Auto Components†
Hyundai Mobis Co. Ltd.	14	2,853
Automobiles — 0.1%
Guangzhou Automobile Group Co. Ltd., H Shares	8,400	7,877
Honda Motor Co. Ltd. ADR	308	9,443
Hyundai Motor Co.	35	4,052
Hyundai Motor Co. Preference Shares	118	8,628
Kia Motors Corp.	153	4,336
		34,336
Banks — 1.9%
Absa Group Ltd.	2,337	30,507
Agricultural Bank of China Ltd., H Shares	75,000	36,310
Banco Bradesco SA Preference Shares	5,940	48,143
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	2,200	18,392
Bank Negara Indonesia Persero Tbk PT	33,400	17,140
Bank of China Ltd., H Shares	55,000	25,787
Bank of Communications Co. Ltd., H Shares	13,000	9,374
Bank of the Philippine Islands	11,520	21,259
Bank Rakyat Indonesia Persero Tbk PT	42,500	9,048
Bank Tabungan Negara Persero Tbk PT	48,700	7,970
China CITIC Bank Corp. Ltd., H Shares	26,000	16,662
China Construction Bank Corp., H Shares	153,000	138,594
China Development Financial Holding Corp.	78,000	28,536
China Merchants Bank Co. Ltd., H Shares	4,000	15,620
Chongqing Rural Commercial Bank Co. Ltd., H Shares	14,000	8,544
CIMB Group Holdings Bhd	11,900	17,096
Commerce Bancshares, Inc.	150	10,020
Grupo Financiero Banorte SAB de CV	7,900	55,103

10

	Shares/ Principal Amount	Value
Hana Financial Group, Inc.	521	$20,912
Hong Leong Bank Bhd	2,200	10,315
Hong Leong Financial Group Bhd	5,000	22,239
Industrial & Commercial Bank of China Ltd., H Shares	122,000	90,307
Itau Unibanco Holding SA ADR	1,900	22,781
JPMorgan Chase & Co.	656	75,407
KB Financial Group, Inc.	833	39,913
Malayan Banking Bhd	13,400	32,338
Mega Financial Holding Co. Ltd.	17,000	15,132
Nedbank Group Ltd.	1,336	27,685
PNC Financial Services Group, Inc. (The)	716	103,698
Public Bank Bhd	2,100	12,430
Standard Bank Group Ltd.	2,546	39,415
SunTrust Banks, Inc.	561	40,431
U.S. Bancorp	259	13,730
Wells Fargo & Co.	471	26,984
Woori Bank	1,594	24,081
		1,131,903
Beverages — 0.2%
Coca-Cola Femsa SAB de CV ADR	400	24,996
Kweichow Moutai Co. Ltd., A Shares	100	10,641
PepsiCo, Inc.	632	72,680
		108,317
Capital Markets — 1.0%
AllianceBernstein Holding LP	353	10,660
Bank of New York Mellon Corp. (The)	1,022	54,646
BlackRock, Inc.	9	4,525
Blackstone Group LP (The)	12,141	423,964
China Huarong Asset Management Co. Ltd., H Shares	11,000	2,803
Invesco Ltd.	536	14,467
Investec Ltd.	3,258	23,538
Legg Mason, Inc.	364	12,423
Northern Trust Corp.	138	15,072
		562,098
Chemicals — 0.4%
Air Products & Chemicals, Inc.	30	4,925
DowDuPont, Inc.	407	27,990
Formosa Chemicals & Fibre Corp.	12,000	47,233
Formosa Plastics Corp.	11,000	40,423
Hanwha Chemical Corp.	362	6,844
Kumho Petrochemical Co. Ltd.	126	12,728
Lotte Chemical Corp.	76	24,424
Mexichem SAB de CV	7,300	25,545
OCI Co. Ltd.	137	12,100
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	40,000	24,003
		226,215

11

	Shares/ Principal Amount	Value
Commercial Services and Supplies — 0.2%
Republic Services, Inc.	1,220	$88,426
Waste Management, Inc.	325	29,250
		117,676
Communications Equipment — 0.1%
Cisco Systems, Inc.	954	40,345
Construction and Engineering — 0.1%
Daelim Industrial Co. Ltd.	263	18,432
GS Engineering & Construction Corp.	408	16,522
		34,954
Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., H Shares	5,500	35,211
Asia Cement Corp.	12,000	15,993
China National Building Material Co. Ltd., H Shares	16,000	17,347
		68,551
Consumer Finance†
Chong Sing Holdings FinTech Gr(2)	232,000	17,735
Containers and Packaging — 0.1%
Bemis Co., Inc.	956	43,890
International Paper Co.	166	8,919
		52,809
Distributors — 0.1%
Genuine Parts Co.	161	15,667
Imperial Holdings Ltd.	1,450	23,498
		39,165
Diversified Consumer Services†
New Oriental Education & Technology Group, Inc. ADR	100	8,604
TAL Education Group ADR(2)	200	6,398
		15,002
Diversified Financial Services†
RMB Holdings Ltd.	901	5,638
Diversified Telecommunication Services — 0.1%
China Communications Services Corp. Ltd., H Shares	28,000	17,730
O2 Czech Republic AS	683	8,088
Verizon Communications, Inc.	1,153	59,541
		85,359
Electric Utilities — 0.7%
Edison International	1,379	91,883
Enersis Americas SA ADR	1,400	12,278
Eversource Energy	1,692	102,738
Interconexion Electrica SA ESP	1,222	6,079
PGE Polska Grupa Energetyczna SA(2)	7,063	18,997
Pinnacle West Capital Corp.	1,243	99,975
Xcel Energy, Inc.	1,526	71,508
		403,458
Electrical Equipment — 0.1%
ABB Ltd. ADR	599	13,789

12

	Shares/ Principal Amount	Value
Eaton Corp. plc	340	$28,278
Emerson Electric Co.	408	29,490
		71,557
Electronic Equipment, Instruments and Components — 0.1%
AU Optronics Corp.	66,000	28,458
Hon Hai Precision Industry Co. Ltd.	13,000	35,585
Kingboard Laminates Holdings Ltd.	7,000	8,365
		72,408
Energy Equipment and Services — 0.1%
Schlumberger Ltd.	1,094	73,867
Equity Real Estate Investment Trusts (REITs) — 9.2%
American Tower Corp.	141	20,902
Boston Properties, Inc.	33	4,142
Chesapeake Lodging Trust	12,526	401,083
Community Healthcare Trust, Inc.	13,577	407,310
Fortress REIT Ltd., A Shares	19,395	22,845
Gaming and Leisure Properties, Inc.	11,206	407,002
HCP, Inc.	14,740	381,766
Invincible Investment Corp.	959	423,259
Iron Mountain, Inc.	11,256	395,198
Kimco Realty Corp.	23,022	384,237
Prologis Property Mexico SA de CV	209,253	416,311
Public Storage	59	12,852
QTS Realty Trust, Inc., Class A	5,676	242,649
Sabra Health Care REIT, Inc.	17,902	386,862
Simon Property Group, Inc.	2,328	410,217
Spirit Realty Capital, Inc.	49,464	414,014
STORE Capital Corp.	9,903	271,837
Unibail-Rodamco-Westfield	1,527	338,996
Weyerhaeuser Co.	1,161	39,683
		5,381,165
Food and Staples Retailing — 0.1%
President Chain Store Corp.	3,000	32,975
Walmart, Inc.	377	33,640
		66,615
Food Products — 0.2%
Hershey Co. (The)	191	18,758
Mondelez International, Inc., Class A	476	20,649
Nestle SA ADR	302	24,616
Tingyi Cayman Islands Holding Corp.	14,000	32,356
Uni-President Enterprises Corp.	13,000	34,311
		130,690
Gas Utilities — 0.5%
Atmos Energy Corp.	1,053	96,739
ONE Gas, Inc.	1,360	104,775
Spire, Inc.	1,372	98,235
		299,749

13

	Shares/ Principal Amount	Value
Health Care Equipment and Supplies — 0.1%
Medtronic plc	863	$77,868
Health Care Providers and Services — 0.1%
Cardinal Health, Inc.	95	4,745
Quest Diagnostics, Inc.	315	33,932
		38,677
Hotels, Restaurants and Leisure — 0.1%
Carnival Corp.	201	11,907
Cracker Barrel Old Country Store, Inc.	48	7,032
Genting Bhd	6,100	13,130
McDonald's Corp.	183	28,830
		60,899
Household Products — 0.2%
Kimberly-Clark Corp.	35	3,985
Procter & Gamble Co. (The)	1,285	103,931
		107,916
Independent Power and Renewable Electricity Producers — 0.2%
Aboitiz Power Corp.	13,400	9,387
Colbun SA	133,426	29,713
Datang International Power Generation Co. Ltd., H Shares	98,000	28,342
Huaneng Renewables Corp. Ltd., H Shares	64,000	23,809
		91,251
Industrial Conglomerates — 0.3%
3M Co.	424	90,023
Aboitiz Equity Ventures, Inc.	12,950	13,985
CITIC Ltd.	22,000	31,056
DMCI Holdings, Inc.	51,200	11,377
Hanwha Corp.	592	17,014
LG Corp.	280	18,873
Smiths Group plc	272	5,762
		188,090
Insurance — 0.7%
Allstate Corp. (The)	339	32,246
China Life Insurance Co. Ltd., H Shares	2,000	4,989
Chubb Ltd.	475	66,367
DB Insurance Co. Ltd.	288	16,606
Hyundai Marine & Fire Insurance Co. Ltd.	602	19,723
Marsh & McLennan Cos., Inc.	915	76,274
MetLife, Inc.	110	5,031
People's Insurance Co. Group of China Ltd. (The), H Shares	21,000	9,364
PICC Property & Casualty Co. Ltd., H Shares	12,000	13,530
Ping An Insurance Group Co. of China Ltd., H Shares	9,000	83,475
Powszechny Zaklad Ubezpieczen SA	2,509	28,834
Shin Kong Financial Holding Co. Ltd.	74,000	28,040
		384,479
Internet Software and Services — 0.1%
58.com, Inc. ADR(2)	120	8,071

14

	Shares/ Principal Amount	Value
Alibaba Group Holding Ltd. ADR(2)	80	$14,978
Autohome, Inc. ADR	83	8,030
Baidu, Inc. ADR(2)	36	8,899
Tencent Holdings Ltd.	400	18,102
		58,080
IT Services — 0.1%
Automatic Data Processing, Inc.	336	45,356
Infosys Ltd. ADR	700	14,126
Paychex, Inc.	293	20,223
		79,705
Machinery — 0.1%
Atlas Copco AB, B Shares	639	16,747
Sinotruk Hong Kong Ltd.	12,500	17,709
Weichai Power Co. Ltd., H Shares	24,000	29,262
		63,718
Metals and Mining — 0.3%
Grupo Mexico SAB de CV, Series B	8,900	28,016
Jastrzebska Spolka Weglowa SA(2)	904	19,516
Kumba Iron Ore Ltd.	289	6,381
POSCO	63	18,613
Vale SA ADR	4,800	70,368
Vedanta Resources plc	3,409	36,691
		179,585
Mortgage Real Estate Investment Trusts (REITs) — 2.8%
Blackstone Mortgage Trust, Inc., Class A	16,532	547,870
New Residential Investment Corp.	29,940	535,627
Starwood Property Trust, Inc.	24,288	554,738
		1,638,235
Multi-Utilities — 0.3%
Ameren Corp.	1,146	71,121
NorthWestern Corp.	998	59,211
WEC Energy Group, Inc.	807	53,561
		183,893
Oil, Gas and Consumable Fuels — 4.1%
Adaro Energy Tbk PT	108,900	14,387
Antero Midstream Partners LP	4,623	152,744
BP Midstream Partners LP	6,681	138,564
Chevron Corp.	674	85,106
China Petroleum & Chemical Corp., H Shares	70,000	67,511
China Shenhua Energy Co. Ltd., H Shares	12,000	27,061
CNOOC Ltd.	26,000	43,460
Cosan SA	3,100	30,485
Ecopetrol SA ADR	1,300	27,781
Enterprise Products Partners LP	13,908	403,332
EQT GP Holdings LP	3,995	88,649
EQT Midstream Partners LP	2,019	103,353
Formosa Petrochemical Corp.	5,000	19,680

15

	Shares/ Principal Amount	Value
Gazprom PJSC ADR	924	$4,142
Grupa Lotos SA	635	11,328
GS Holdings Corp.	436	20,969
Hess Midstream Partners LP	4,011	88,844
LUKOIL PJSC ADR	902	64,746
MOL Hungarian Oil & Gas plc	2,230	21,886
MPLX LP	3,396	123,716
Noble Midstream Partners LP	2,489	132,041
Occidental Petroleum Corp.	206	17,290
PetroChina Co. Ltd., H Shares	10,000	7,631
Petroleo Brasileiro SA ADR	2,240	23,430
Phillips 66 Partners LP	3,105	166,583
Plains All American Pipeline LP	5,779	143,204
Polski Koncern Naftowy Orlen SA	525	13,308
Reliance Industries Ltd. GDR	1,389	47,504
Royal Dutch Shell plc, Class A ADR	203	13,879
Shell Midstream Partners LP	7,918	179,739
SK Innovation Co. Ltd.	168	29,811
TOTAL SA ADR	1,478	96,439
Transneft PJSC Preference Shares	4	10,411
Yanzhou Coal Mining Co. Ltd., H Shares	8,000	9,948
		2,428,962
Personal Products — 0.1%
LG Household & Health Care Ltd. Preference Shares	45	26,751
Unilever NV	371	21,318
		48,069
Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	296	17,390
CSPC Pharmaceutical Group Ltd.	4,000	10,447
Johnson & Johnson	856	113,437
Merck & Co., Inc.	617	40,642
Pfizer, Inc.	1,771	70,716
Roche Holding AG ADR	719	22,052
		274,684
Real Estate Management and Development — 0.9%
Agile Group Holdings Ltd.	6,000	9,219
China Evergrande Group(2)	3,000	8,275
China Resources Land Ltd.	4,000	14,626
China Vanke Co. Ltd., H Shares	4,800	15,319
Country Garden Holdings Co. Ltd.	13,000	20,140
Essential Properties Realty Trust, Inc.(2)	31,254	431,305
Guangzhou R&F Properties Co. Ltd., H Shares	5,600	10,060
Shui On Land Ltd.	42,500	9,909
Sino-Ocean Group Holding Ltd.	21,500	12,134
		530,987
Road and Rail — 0.1%
Norfolk Southern Corp.	181	30,589

16

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.3%
Applied Materials, Inc.	439	$21,349
Intel Corp.	403	19,384
Maxim Integrated Products, Inc.	705	43,104
Phison Electronics Corp.	1,000	8,297
QUALCOMM, Inc.	138	8,844
SK Hynix, Inc.	353	27,233
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	220	9,066
United Microelectronics Corp.	33,000	18,918
		156,195
Software — 0.1%
Microsoft Corp.	98	10,396
Oracle Corp. (New York)	719	34,282
		44,678
Specialty Retail†
Zhongsheng Group Holdings Ltd.	5,500	12,529
Technology Hardware, Storage and Peripherals — 0.3%
Inventec Corp.	28,000	22,362
Micro-Star International Co. Ltd.	5,000	17,149
Samsung Electronics Co. Ltd.	3,031	125,315
Samsung Electronics Co. Ltd. Preference Shares	796	27,218
		192,044
Textiles, Apparel and Luxury Goods†
Ruentex Industries Ltd.	14,000	26,798
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	2,745	35,877
Transportation Infrastructure — 0.1%
Malaysia Airports Holdings Bhd	6,000	13,653
Shenzhen International Holdings Ltd.	14,500	26,713
		40,366
Water Utilities†
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,500	16,750
Wireless Telecommunication Services — 0.1%
China Mobile Ltd.	5,000	45,101
SK Telecom Co. Ltd.	160	35,829
		80,930
TOTAL COMMON STOCKS (Cost $14,898,721)		16,178,981
PREFERRED STOCKS — 10.7%
Banks — 6.5%
Bank of America Corp., 5.20%	33,000	32,505
Bank of America Corp., 5.875%	12,000	11,919
Bank of America Corp., 6.50%	636,000	682,905
Citigroup, Inc., 5.90%	33,000	33,855
Citigroup, Inc., 5.95%	593,000	608,566
JPMorgan Chase & Co., 5.15%	75,000	74,344
PNC Capital Trust C, 2.87%	467,000	440,707

17

	Shares/ Principal Amount	Value
SunTrust Banks, Inc., 5.125%	299,000	$281,994
U.S. Bancorp, 5.30%	276,000	276,431
U.S. Bancorp, 6.50%	18,100	503,904
Wells Fargo & Co., 6.11%	432,000	436,083
Wells Fargo & Co., 8.00%	17,391	441,905
		3,825,118
Capital Markets — 1.4%
Charles Schwab Corp. (The), 5.00%	300,000	289,500
Goldman Sachs Group, Inc. (The), 5.30%	537,000	530,288
		819,788
Electric Utilities — 0.3%
Pacific Gas & Electric Co., 4.50%	10,322	200,556
Equity Real Estate Investment Trusts (REITs) — 1.0%
DDR Corp., 6.25%	500	12,125
Kimco Realty Corp., 5.625%	530	12,959
Public Storage, 5.40%	17,314	439,429
Public Storage, 6.375%	4,212	108,838
		573,351
Gas Utilities — 0.6%
Plains All American Pipeline LP, 6.125%	380,000	370,500
Industrial Conglomerates — 0.1%
General Electric Co., 5.00%	26,000	25,575
Multi-Utilities — 0.8%
NextEra Energy Capital Holdings, Inc., 5.25%	9,984	249,999
SCE Trust II, 5.10%	8,470	200,993
		450,992
TOTAL PREFERRED STOCKS (Cost $6,340,362)		6,265,880
CONVERTIBLE PREFERRED STOCKS — 2.6%
Banks — 0.6%
Bank of America Corp., 7.25%	267	339,688
Wells Fargo & Co., 7.50%	24	30,456
		370,144
Equity Real Estate Investment Trusts (REITs) — 1.2%
QTS Realty Trust, Inc., 6.50%	3,866	410,144
Welltower, Inc., 6.50%	4,792	284,597
		694,741
Machinery — 0.8%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	3,995	445,442
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,440,267)		1,510,327
CORPORATE BONDS — 2.3%
Automobiles — 0.1%
Daimler Finance North America LLC, 2.00%, 8/3/18(3)	$10,000	10,000
Ford Motor Co., 4.35%, 12/8/26	45,000	43,361
General Motors Financial Co., Inc., 5.25%, 3/1/26	35,000	36,299
		89,660

18

		Shares/ Principal Amount	Value
Banks — 0.2%
Capital One Financial Corp., 3.75%, 7/28/26		$40,000	$37,686
Citigroup, Inc., 4.00%, 8/5/24		35,000	34,718
Wells Fargo & Co., MTN, 4.65%, 11/4/44		25,000	24,619
			97,023
Beverages — 0.1%
Constellation Brands, Inc., 4.75%, 12/1/25		35,000	36,442
Biotechnology — 0.1%
AbbVie, Inc., 3.60%, 5/14/25		25,000	24,394
Celgene Corp., 5.00%, 8/15/45		25,000	25,209
			49,603
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		35,000	35,291
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.45%, 4/1/24		39,000	39,797
Electronic Equipment, Instruments and Components — 0.1%
Vishay Intertechnology, Inc., 2.25%, 6/15/25(3)		30,000	30,678
Energy Equipment and Services†
Ensco plc, 8.00%, 1/31/24		11,000	11,110
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 3.375%, 10/15/26		25,000	23,350
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28		35,000	33,176
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		35,000	33,163
			89,689
Food and Staples Retailing†
Tesco plc, MTN, 5.50%, 12/13/19	GBP	10,000	13,838
Gas Utilities — 0.2%
Enbridge, Inc., 4.50%, 6/10/44		$25,000	24,257
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		35,000	39,265
MPLX LP, 4.875%, 12/1/24		22,000	22,820
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27		30,000	28,691
			115,033
Health Care Providers and Services — 0.1%
DaVita, Inc., 5.125%, 7/15/24		35,000	34,125
Express Scripts Holding Co., 4.50%, 2/25/26		25,000	25,204
			59,329
Hotels, Restaurants and Leisure — 0.1%
International Game Technology plc, 6.25%, 2/15/22(3)		35,000	36,400
Household Durables — 0.1%
Lennar Corp., 4.75%, 5/30/25		35,000	34,169
M.D.C. Holdings, Inc., 5.50%, 1/15/24		35,000	34,825
			68,994
Insurance — 0.1%
American International Group, Inc., 4.125%, 2/15/24		25,000	25,242

19

	Shares/ Principal Amount	Value
Liberty Mutual Group, Inc., VRN, 5.25%, 9/17/18, resets quarterly off the 3-month LIBOR plus 2.91%(3)	$25,000	$24,625
		49,867
Media — 0.2%
21st Century Fox America, Inc., 6.90%, 8/15/39	25,000	33,413
Comcast Corp., 4.75%, 3/1/44	25,000	25,416
CSC Holdings LLC, 6.75%, 11/15/21	15,000	15,675
Discovery Communications LLC, 3.95%, 3/20/28	30,000	28,824
DISH DBS Corp., 5.125%, 5/1/20	35,000	34,869
		138,197
Metals and Mining — 0.1%
Steel Dynamics, Inc., 5.00%, 12/15/26	35,000	34,956
Mortgage Real Estate Investment Trusts (REITs)†
Starwood Property Trust, Inc., 5.00%, 12/15/21	15,000	15,225
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.90%, 8/1/41	25,000	25,956
Exelon Corp., 4.45%, 4/15/46	25,000	24,775
Exelon Generation Co. LLC, 5.60%, 6/15/42	50,000	50,619
		101,350
Oil, Gas and Consumable Fuels — 0.2%
Anadarko Petroleum Corp., 6.45%, 9/15/36	50,000	58,769
Newfield Exploration Co., 5.75%, 1/30/22	35,000	36,662
Petrobras Global Finance BV, 5.30%, 1/27/25(3)	14,000	13,423
		108,854
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47	25,000	23,421
Pharmaceuticals†
Allergan Funding SCS, 3.85%, 6/15/24	25,000	24,711
Specialty Retail — 0.1%
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	35,000	32,900
Technology Hardware, Storage and Peripherals†
Seagate HDD Cayman, 4.75%, 6/1/23	24,000	24,139
TOTAL CORPORATE BONDS (Cost $1,361,128)		1,326,507
CONVERTIBLE BONDS — 2.1%
Air Freight and Logistics — 0.5%
Air Transport Services Group, Inc., 1.125%, 10/15/24(3)	210,000	205,252
Wells Fargo Bank N.A., (convertible into United Parcel Service, Inc.), 5.95%, 10/3/18(3)(4)	920	100,189
		305,441
Construction Materials — 0.4%
Canadian Imperial Bank of Commerce, (convertible into Martin Marietta Materials, Inc.), 4.10%, 11/7/18(3)(4)	47	9,543
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 10.19%, 8/14/18(3)(4)	49	10,473
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 3.51%, 1/31/19(3)(4)	333	67,131
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 5.90%, 8/23/18(3)(4)	120	26,199

20

	Shares/ Principal Amount	Value
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 7.95%, 9/7/18(3)(4)	$293	$60,394
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 5.70%, 9/14/18(3)(4)	61	12,746
Merrill Lynch International & Co. C.V., (convertible into Martin Marietta Materials, Inc.), 9.30%, 8/15/18(3)(4)	105	21,821
		208,307
Diversified Financial Services — 0.1%
Wells Fargo Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 1.05%, 1/7/19(3)(4)	203	38,558
Food and Staples Retailing — 0.1%
UBS AG, (convertible into Walmart, Inc.), 2.15%, 11/23/18(3)(4)	826	70,570
Health Care Providers and Services†
Royal Bank of Canada, (convertible into Cigna Corp.), 1.60%, 9/13/18(3)(4)	39	6,898
Insurance — 0.2%
AXA SA, 7.25%, 5/15/21(3)	81,000	88,722
Internet Software and Services†
Palo Alto Networks, Inc., 0.75%, 7/1/23(3)	20,000	19,741
Semiconductors and Semiconductor Equipment — 0.6%
Microchip Technology, Inc., 1.625%, 2/15/27	256,000	305,999
Teradyne, Inc., 1.25%, 12/15/23	52,000	75,743
		381,742
Specialty Retail — 0.2%
Goldman Sachs International, (convertible into Lowe’s Cos., Inc.), 7.26%, 9/5/18(3)(4)	872	82,160
Merrill Lynch International & Co. C.V., (convertible into Lowe’s Cos., Inc.), 4.10%, 11/15/18(3)(4)	525	46,341
		128,501
Technology Hardware, Storage and Peripherals†
Western Digital Corp., 1.50%, 2/1/24(3)	15,000	14,717
TOTAL CONVERTIBLE BONDS (Cost $1,203,709)		1,263,197
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.8%
Private Sponsor Collateralized Mortgage Obligations — 1.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.67%, 8/1/18(6)	17,180	17,421
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.70%, 8/1/18(6)	3,560	3,490
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%	44,905	45,314
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.03%, 8/1/18(6)	1,417	1,372
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	4,639	4,788
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.80%, 8/1/18(6)	19,548	19,438
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.07%, 8/1/18(6)	6,914	7,006
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.09%, 4/1/19, resets annually off the 1-year H15T1Y plus 2.15%	25,541	25,933

21

	Shares/ Principal Amount	Value
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.37%, 8/1/18(6)	$8,061	$8,113
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.71%, 8/1/18(6)	24,053	24,589
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.95%, 8/1/18(6)	13,290	13,494
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.24%, 8/1/18(6)	9,413	9,484
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.15%, 8/1/18(6)	6,701	6,719
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.73%, 8/1/18(6)	4,858	4,757
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.16%, 8/1/18(6)	250	257
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.20%, 8/1/18(6)	22,758	23,460
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 8/1/18(3)(6)	57,514	57,996
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.86%, 8/25/18(6)	24,499	23,890
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.65%, 8/1/18(6)	9,937	9,804
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.01%, 8/1/18(6)	4,543	4,585
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 8/1/18(6)	10,661	11,071
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 8/1/18(6)	11,422	11,685
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	71,278	71,738
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	15,393	15,321
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.99%, 8/1/18(6)	3,910	3,957
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.35%, 8/1/18(6)	4,218	4,273
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	11,786	11,728
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	18,868	18,664
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	10,825	10,920
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	72,747	73,386
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.97%, 8/1/18(6)	6,010	5,888
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.26%, 8/1/18(6)	3,480	3,418
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.91%, 8/1/18(6)	20,981	21,263
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.42%, 8/1/18(6)	41,059	41,778
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.34%, 8/1/18(6)	22,026	22,179
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.64%, 8/1/18(6)	12,767	12,672

22

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.86%, 8/1/18(6)	$29,316	$28,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.75%, 8/1/18(6)	33,756	31,724
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	18,079	18,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	9,226	9,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	7,999	8,076
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	16,079	16,051
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	28,352	28,321
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	43,995	43,903
		836,008
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.31%, 8/25/18, resets monthly off the 1-month LIBOR plus 3.25%	50,000	56,196
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.26%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.20%	46,280	46,817
FNMA, Series 2014-C02, Class 1M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	20,000	21,272
FNMA, Series 2016-C03, Class 2M2, VRN, 7.96%, 8/25/18, resets monthly off the 1-month LIBOR plus 5.90%	5,000	5,828
FNMA, Series 2016-C04, Class 1M1, VRN, 3.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.45%	12,821	12,917
FNMA, Series 2016-C04, Class 1M2, VRN, 6.31%, 8/25/18, resets monthly off the 1-month LIBOR plus 4.25%	10,000	11,329
FNMA, Series 2016-C05, Class 2M1, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	16,527	16,594
FNMA, Series 2017-C07, Class 1M2, VRN, 4.46%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.40%	50,000	51,574
		222,527
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,034,114)		1,058,535
EXCHANGE-TRADED FUNDS — 1.2%
Alerian MLP ETF	13,104	143,358
iShares MSCI Emerging Markets ETF	2,520	113,047
iShares MSCI India ETF	6,720	239,433
iShares MSCI Thailand ETF	900	80,253
iShares Russell 1000 Value ETF	880	110,282
TOTAL EXCHANGE-TRADED FUNDS (Cost $665,337)		686,373
ASSET-BACKED SECURITIES(5) — 0.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(3)	$16,667	16,649
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(3)	5,000	4,998
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	25,000	24,881
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	35,585	34,700

23

	Shares/ Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(3)	$17,792	$17,298
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.32%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.25%(3)	24,465	24,579
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	12,500	12,492
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(3)	6,667	6,664
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	4,137	4,110
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	30,023	29,515
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	6,822	6,691
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.92%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.85%(3)	24,874	24,903
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.22%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.15%(3)	25,000	25,087
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.32%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.25%(3)	25,000	25,164
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, VRN, 3.50%, 8/20/18(3)(6)	4,380	4,355
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	28,571	28,034
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(3)	41,957	40,647
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.47%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.40%(3)	14,985	15,032
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(3)	24,920	24,095
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(3)	25,000	24,219
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	4,371	4,329
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(3)	4,318	4,285
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(3)	9,770	9,672
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(3)	11,853	11,795
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	3,116	3,057
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 8/1/18(3)(6)	100,000	96,838
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	26,156	25,514
TOTAL ASSET-BACKED SECURITIES (Cost $558,785)		549,603
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 0.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	25,000	24,442

24

	Shares/ Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.70%, 8/1/18(6)	$25,000	$26,084
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 8/1/18(6)	10,000	10,152
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 8/1/18(6)	35,000	36,306
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 8/1/18(6)	15,000	15,152
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 8/1/18(6)	25,000	24,402
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(3)	25,000	24,383
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(3)	25,000	24,767
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(3)	25,000	24,853
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(3)	25,000	24,789
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 8/1/18(6)	25,000	24,505
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	15,000	14,648
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 8/1/18(6)	25,000	24,454
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	25,000	23,424
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/1/18(3)(6)	10,000	9,385
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/1/18(6)	25,000	25,161
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	20,000	19,607
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class B, VRN, 4.95%, 8/1/18(6)	25,000	26,126
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	25,000	23,931
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	25,000	23,604
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	25,000	24,020
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	50,000	47,986
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4 SEQ, 3.19%, 7/15/50	25,000	23,983
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $571,324)		546,164
COLLATERALIZED LOAN OBLIGATIONS(5) — 0.6%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.91%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.55%(3)	25,000	24,828
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.31%, 10/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	50,000	49,704
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(3)	25,000	24,815

25

	Shares/ Principal Amount	Value
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(3)	$25,000	$24,488
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.31%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	50,000	49,694
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 3.62%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.40%(3)	50,000	49,502
LCM XIV LP, Series 2014A, Class BR, VRN, 3.98%, 10/22/18, resets quarterly off the 3-month LIBOR plus 1.58%(3)	50,000	49,761
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.25%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.75%(3)	35,000	34,998
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.74%, 10/25/18, resets quarterly off the 3-month LIBOR plus 1.40%(3)	50,000	49,173
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $360,000)		356,963
TEMPORARY CASH INVESTMENTS — 5.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,916,356	2,916,356
U.S. Treasury Bills, 1.86%, 8/2/18(7)(8)	$50,000	49,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,966,353)		2,966,353
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $57,147,247)		58,834,882
OTHER ASSETS AND LIABILITIES†		(11,471)
TOTAL NET ASSETS — 100.0%		$58,823,411

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	103,682	USD	78,062	Morgan Stanley	9/19/18	$1,706
CAD	15,382	USD	11,574	Morgan Stanley	9/19/18	261
CAD	173,196	USD	132,707	Morgan Stanley	9/19/18	543
CAD	4,224	USD	3,221	Morgan Stanley	9/19/18	29
CAD	7,974	USD	6,023	Morgan Stanley	9/19/18	111
CAD	152,933	USD	116,901	Morgan Stanley	9/19/18	759
USD	2,575	CAD	3,350	Morgan Stanley	9/19/18	(2)
CHF	14,230	USD	14,469	UBS AG	9/19/18	(41)
CHF	133,699	USD	135,584	UBS AG	9/19/18	(22)
CHF	663	USD	672	UBS AG	9/28/18	1
USD	224,021	CHF	219,511	UBS AG	9/19/18	1,450
USD	5,663	CHF	5,508	UBS AG	9/19/18	78
USD	2,346	CHF	2,317	UBS AG	9/19/18	(4)
USD	31,382	CHF	31,143	UBS AG	9/19/18	(196)
USD	4,978	CHF	4,961	UBS AG	9/19/18	(53)
USD	29,194	CHF	28,708	UBS AG	9/28/18	64
USD	716	CHF	710	UBS AG	9/28/18	(5)
USD	12,025	CHF	11,922	UBS AG	9/28/18	(72)

26

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,465	CHF	1,448	UBS AG	9/28/18	$(5)
USD	6,034	CHF	5,964	UBS AG	9/28/18	(18)
USD	1,537	CHF	1,520	UBS AG	9/28/18	(5)
USD	4,465	CHF	4,393	UBS AG	9/28/18	8
CLP	75,565,192	USD	115,664	Goldman Sachs & Co.	9/20/18	2,901
EUR	2,351	USD	2,762	Credit Suisse AG	9/28/18	(1)
USD	111,891	EUR	94,852	JPMorgan Chase Bank N.A.	9/19/18	584
USD	5,167	EUR	4,431	JPMorgan Chase Bank N.A.	9/19/18	(32)
USD	98,669	EUR	83,814	Credit Suisse AG	9/28/18	248
USD	2,576	EUR	2,192	Credit Suisse AG	9/28/18	2
USD	3,062	EUR	2,593	Credit Suisse AG	9/28/18	17
USD	2,567	EUR	2,192	Credit Suisse AG	9/28/18	(7)
GBP	10,695	USD	14,059	Morgan Stanley	9/28/18	12
USD	14,360	GBP	10,676	Morgan Stanley	9/19/18	319
USD	31,303	GBP	23,487	Morgan Stanley	9/28/18	401
USD	767	GBP	585	Morgan Stanley	9/28/18	(2)
HUF	37,007,355	USD	133,794	UBS AG	9/19/18	1,539
HUF	2,181,442	USD	7,970	UBS AG	9/19/18	7
USD	141,068	HUF	38,271,756	UBS AG	9/19/18	1,111
USD	3,437	HUF	917,041	UBS AG	9/19/18	84
IDR	1,683,997,304	USD	115,938	Goldman Sachs & Co.	9/19/18	385
JPY	21,953,883	USD	201,690	JPMorgan Chase Bank N.A.	9/19/18	(4,720)
JPY	900,617	USD	8,247	JPMorgan Chase Bank N.A.	9/19/18	(167)
JPY	3,108,469	USD	28,359	JPMorgan Chase Bank N.A.	9/19/18	(470)
JPY	155,380	USD	1,404	JPMorgan Chase Bank N.A.	9/19/18	(9)
JPY	652,435	USD	5,801	JPMorgan Chase Bank N.A.	9/19/18	53
JPY	35,043	USD	321	Morgan Stanley	9/28/18	(7)
JPY	23,260	USD	211	Morgan Stanley	9/28/18	(2)
USD	12,826	JPY	1,405,785	JPMorgan Chase Bank N.A.	9/19/18	214
USD	111,167	JPY	12,315,560	JPMorgan Chase Bank N.A.	9/19/18	672
USD	8,697	JPY	949,565	Morgan Stanley	9/28/18	172
USD	199	JPY	22,030	Morgan Stanley	9/28/18	1
USD	212	JPY	23,563	Morgan Stanley	9/28/18	1
KRW	7,532,464	USD	6,973	Goldman Sachs & Co.	9/19/18	(202)
KRW	129,103,394	USD	117,154	Goldman Sachs & Co.	9/19/18	(1,099)
USD	117,244	KRW	125,368,600	Goldman Sachs & Co.	9/19/18	4,546
USD	7,360	KRW	7,851,506	Goldman Sachs & Co.	9/19/18	302
USD	3,075	KRW	3,415,752	Goldman Sachs & Co.	9/19/18	5
NOK	1,148,919	USD	142,193	Goldman Sachs & Co.	9/19/18	(1,069)
NOK	25,990	USD	3,186	Goldman Sachs & Co.	9/19/18	7
NOK	72,262	USD	8,843	Goldman Sachs & Co.	9/19/18	33
NOK	19,316	USD	2,347	Goldman Sachs & Co.	9/19/18	25
USD	7,249	NOK	58,249	Goldman Sachs & Co.	9/19/18	95
USD	1,157	NOK	9,337	Goldman Sachs & Co.	9/19/18	10
USD	77,641	NOK	632,321	Goldman Sachs & Co.	9/19/18	(28)
PEN	659,719	USD	200,840	Goldman Sachs & Co.	9/19/18	379
27

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN	16,729	USD	5,110	Goldman Sachs & Co.	9/19/18	$(7)
USD	193,075	PEN	636,567	Goldman Sachs & Co.	9/19/18	(1,083)
USD	12,158	PEN	39,881	Goldman Sachs & Co.	9/19/18	(6)
USD	115,821	PHP	6,191,210	Goldman Sachs & Co.	9/19/18	(756)
SEK	2,777	USD	315	Goldman Sachs & Co.	9/28/18	2
SEK	1,902	USD	214	Goldman Sachs & Co.	9/28/18	4
SEK	5,089	USD	584	Goldman Sachs & Co.	9/28/18	(3)
USD	7,557	SEK	66,649	Goldman Sachs & Co.	9/28/18	(56)
USD	249	SEK	2,230	Goldman Sachs & Co.	9/28/18	(5)
USD	5,017	SEK	44,043	Goldman Sachs & Co.	9/28/18	(13)
USD	405	SEK	3,551	Goldman Sachs & Co.	9/28/18	(1)
USD	352	SEK	3,124	Goldman Sachs & Co.	9/28/18	(4)
USD	952	SEK	8,400	Goldman Sachs & Co.	9/28/18	(8)
USD	525	SEK	4,627	Goldman Sachs & Co.	9/28/18	(4)
USD	810	SEK	7,118	Goldman Sachs & Co.	9/28/18	(3)
USD	359	SEK	3,163	Goldman Sachs & Co.	9/28/18	(2)
TRY	558,538	USD	116,149	Goldman Sachs & Co.	9/19/18	(5,104)
USD	3,152	TRY	15,245	Goldman Sachs & Co.	9/19/18	121
USD	110,479	TRY	543,293	Goldman Sachs & Co.	9/19/18	2,465
						$6,434

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	1	September 2018	$100,000	$127,109	$(34)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Sell	5.00%	6/20/23	$300,000	$19,554	$3,235	$22,789
Markit CDX North America Investment Grade Index Series 30	Sell	1.00%	6/20/23	$100,000	2,061	(66)	1,995
					$21,615	$3,169	$24,784

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^ The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

28

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,117,186, which represented 3.6% of total net assets.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $553,023, which represented 0.9% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $32,997.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

29

Statement of Assets and Liabilities

JULY 31, 2018
Assets
Investment securities - unaffiliated, at value (cost of $31,400,100)	$32,708,883
Investment securities - affiliated, at value (cost of $25,747,147)	26,125,999
Total investment securities, at value (cost of $57,147,247)	58,834,882
Cash	14,155
Foreign currency holdings, at value (cost of $14,370)	14,342
Receivable for investments sold	37,009
Receivable for capital shares sold	143,507
Receivable for variation margin on futures contracts	156
Receivable for variation margin on swap agreements	460
Unrealized appreciation on forward foreign currency exchange contracts	21,727
Dividends and interest receivable	215,814
59,282,052

Liabilities
Payable for investments purchased	406,862
Payable for capital shares redeemed	3,551
Unrealized depreciation on forward foreign currency exchange contracts	15,293
Accrued management fees	28,800
Distribution and service fees payable	4,135
458,641

Net Assets	$58,823,411

Net Assets Consist of:
Capital (par value and paid-in surplus)	$57,446,472
Distributions in excess of net investment income	(81,517)
Accumulated net realized loss	(238,738)
Net unrealized appreciation	1,697,194
$58,823,411

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$44,244,710	4,397,022	$10.06
I Class, $0.01 Par Value	$4,806,419	477,543	$10.06
Y Class, $0.01 Par Value	$5,345	531	$10.07
A Class, $0.01 Par Value	$2,434,409	241,897	$10.06*
C Class, $0.01 Par Value	$3,411,950	339,254	$10.06
R Class, $0.01 Par Value	$1,977,508	196,551	$10.06
R5 Class, $0.01 Par Value	$5,337	530	$10.07
R6 Class, $0.01 Par Value	$1,937,733	192,492	$10.07
*Maximum offering price $10.67 (net asset value divided by 0.9425).

See Notes to Financial Statements.

30

Statement of Operations

FOR THE EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)	July 31, 2018(1)	November 30, 2017
Income:
Income distributions from underlying funds (including $859,853 and $1,091,725, respectively from affiliated funds)	$1,262,476	$1,602,859
Dividends (net of foreign taxes withheld of $18,141 and $7,377, respectively)	579,118	758,817
Interest	291,749	356,043
	2,133,343	2,717,719

Expenses:
Management fees	330,662	491,422
Distribution and service fees:
A Class	3,905	5,995
C Class	19,299	19,553
R Class	6,457	9,290
Directors' fees and expenses	1,063	1,689
Other expenses	1,160	6,134
	362,546	534,083
Fees waived	(91,453)(2)	(187,766)(3)
	271,093	346,317

Net investment income (loss)	1,862,250	2,371,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $356,293 and $468,426, respectively from affiliated funds)	254,487	544,890
Forward foreign currency exchange contract transactions	55,039	24,578
Futures contract transactions	(10,922)	1,574
Swap agreement transactions	6,677	22,960
Foreign currency translation transactions	(3,939)	(3,711)
Capital gain distributions received from underlying funds (including $22,318 and $15,136, respectively from affiliated funds)	67,261	15,136
	368,603	605,427

Change in net unrealized appreciation (depreciation) on:
Investments (including $(1,150,182) and $1,402,903, respectively from affiliated funds)	(1,451,406)	2,994,818
Forward foreign currency exchange contracts	5,836	(57,814)
Futures contracts	960	(994)
Swap agreements	307	(5,014)
Translation of assets and liabilities in foreign currencies	(261)	1,822
	(1,444,564)	2,932,818

Net realized and unrealized gain (loss)	(1,075,961)	3,538,245

Net Increase (Decrease) in Net Assets Resulting from Operations	$786,289	$5,909,647
(1) The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.
(2) Amount consists of $70,887, $5,880, $9, $3,790, $4,670, $3,131, $9 and $3,077 for Investor Class, I
Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.
(3) Amount consists of $154,071, $6,582, $11, $8,096, $6,577, $6,258, $11 and $6,160 for Investor Class, I
Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.
See Notes to Financial Statements.

31

Statement of Changes in Net Assets

EIGHT MONTHS ENDED JULY 31, 2018 AND YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	July 31, 2018(1)	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$1,862,250	$2,371,402	$942,432
Net realized gain (loss)	368,603	605,427	(676,412)
Change in net unrealized appreciation (depreciation)	(1,444,564)	2,932,818	879,551
Net increase (decrease) in net assets resulting from operations	786,289	5,909,647	1,145,571

Distributions to Shareholders
From net investment income:
Investor Class	(1,499,653)	(2,149,271)	(542,473)
I Class	(131,628)	(95,222)	(91,140)
Y Class	(192)	(143)	—
A Class	(76,802)	(107,508)	(84,948)
C Class	(79,327)	(72,496)	(59,003)
R Class	(60,348)	(78,177)	(67,155)
R5 Class	(187)	(138)	—
R6 Class	(69,625)	(92,225)	(80,939)
From net realized gains:
Investor Class	(59,245)	—	—
I Class	(4,387)	—	—
Y Class	(7)	—	—
A Class	(3,057)	—	—
C Class	(3,195)	—	—
R Class	(2,575)	—	—
R5 Class	(7)	—	—
R6 Class	(2,539)	—	—
Decrease in net assets from distributions	(1,992,774)	(2,595,180)	(925,658)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,393,760	1,667,409	35,535,653

Net increase (decrease) in net assets	1,187,275	4,981,876	35,755,566

Net Assets
Beginning of period	57,636,136	52,654,260	16,898,694
End of period	$58,823,411	$57,636,136	$52,654,260

Undistributed (distributions in excess of) net investment income	$(81,517)	$(51,696)	$63,471

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

32

Notes to Financial Statements

JULY 31, 2018

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds (collectively, the underlying funds) to an unlimited extent. The fund will assume the risks associated with the underlying funds. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or

33

independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds. ACIM owns 49% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. Effective April 20, 2018, the investment advisor agreed to waive an additional 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

35

The annual management fee and the effective annual management fee after waiver for each class for the period ended July 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.90%	0.66%
I Class	0.70%	0.46%
Y Class	0.55%	0.31%
A Class	0.90%	0.66%
C Class	0.90%	0.66%
R Class	0.90%	0.66%
R5 Class	0.70%	0.46%
R6 Class	0.55%	0.31%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $83,663,829, of which $257,311 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $81,596,544, of which $504,227 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000		70,000,000
Sold	869,969	$8,801,395	1,184,007	$11,926,804	3,832,643	$37,402,279
Issued in reinvestment of distributions	144,672	1,456,710	205,337	2,057,631	51,396	492,964
Redeemed	(1,183,397)	(12,025,055)	(1,293,026)	(13,045,080)	(325,053)	(3,105,776)
	(168,756)	(1,766,950)	96,318	939,355	3,558,986	34,789,467
I Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	276,510	2,796,325	42,054	431,975	2,572	25,000
Issued in reinvestment of distributions	13,517	135,936	9,486	95,222	9,584	91,140
Redeemed	(31,613)	(316,013)	(13,581)	(139,012)	(40,233)	(400,000)
	258,414	2,616,248	37,959	388,185	(28,077)	(283,860)
Y Class/Shares Authorized	50,000,000		50,000,000		N/A
Sold	—	—	497	5,000
Issued in reinvestment of distributions	20	199	14	143
	20	199	511	5,143
A Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	29,073	295,690	75,183	764,923	63,714	619,774
Issued in reinvestment of distributions	7,834	78,884	10,740	107,508	8,877	84,948
Redeemed	(8,837)	(88,142)	(119,789)	(1,218,980)	(114)	(1,090)
	28,070	286,432	(33,866)	(346,549)	72,477	703,632
C Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	122,679	1,234,831	40,433	413,870	11,611	112,482
Issued in reinvestment of distributions	8,207	82,522	7,240	72,496	6,200	59,003
Redeemed	(20,200)	(202,134)	(1,316)	(13,258)	(2,691)	(26,634)
	110,686	1,115,219	46,357	473,108	15,120	144,851
R Class/Shares Authorized	50,000,000		50,000,000		45,000,000
Sold	2,905	29,218	3,445	35,079	3,501	34,253
Issued in reinvestment of distributions	6,249	62,923	7,804	78,177	7,051	67,155
Redeemed	(2,135)	(21,887)	(246)	(2,452)	(81)	(784)
	7,019	70,254	11,003	110,804	10,471	100,624
R5 Class/Shares Authorized	50,000,000		50,000,000		N/A
Sold	—	—	497	5,000
Issued in reinvestment of distributions	19	194	14	138
	19	194	511	5,138

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	Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
R6 Class/Shares Authorized	50,000,000		50,000,000		45,000,000
Issued in reinvestment of distributions	7,167	$72,164	9,192	$92,225	8,488	$80,939
Net increase (decrease)	242,639	$2,393,760	167,985	$1,667,409	3,637,465	$35,535,653

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2018 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$4,893	$3,975	$695	$(278)	$7,895	793	$16	$154
High-Yield Fund R6 Class	12,076	913	12,695	(294)	—	—	359	82
International Value Fund R6 Class	7,779	2,388	3,049	(318)	6,800	797	45	232
NT High Income Fund G Class	—	14,128	3,075	(208)	10,845	1,104	(62)	377
Utilities Fund Investor Class	591	105	58	(52)	586	34	(2)	37
	$25,339	$21,509	$19,572	$(1,150)	$26,126	2,728	$356	$882

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$26,125,999	—	—
Common Stocks	11,939,453	$4,239,528	—
Preferred Stocks	2,170,708	4,095,172	—
Convertible Preferred Stocks	—	1,510,327	—
Corporate Bonds	—	1,326,507	—
Convertible Bonds	—	1,263,197	—
Collateralized Mortgage Obligations	—	1,058,535	—
Exchange-Traded Funds	686,373	—	—
Asset-Backed Securities	—	549,603	—
Commercial Mortgage-Backed Securities	—	546,164	—
Collateralized Loan Obligations	—	356,963	—
Temporary Cash Investments	2,916,356	49,997	—
	$43,838,889	$14,995,993	—
Other Financial Instruments
Swap Agreements	—	$24,784	—
Forward Foreign Currency Exchange Contracts	—	21,727	—
	—	$46,511	—

Liabilities
Other Financial Instruments
Futures Contracts	$34	—	—
Forward Foreign Currency Exchange Contracts	—	$15,293	—
	$34	$15,293	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $400,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as

39

unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,594,788.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $100,000 futures contracts purchased.

Value of Derivative Instruments as of July 31, 2018
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$460	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	21,727	Unrealized depreciation on forward foreign currency exchange contracts	$15,293
Interest Rate Risk	Receivable for variation margin on futures contracts*	156	Payable for variation margin on futures contracts*	—
		$22,343		$15,293

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

40

Effect of Derivative Instruments on the Statement of Operations for the Eight Months Ended July 31, 2018
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$6,677	Change in net unrealized appreciation (depreciation) on swap agreements	$307
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(5,156)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	55,039	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	5,836
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(5,766)	Change in net unrealized appreciation (depreciation) on futures contracts	960
		$50,794		$7,103

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$22,960	Change in net unrealized appreciation (depreciation) on swap agreements	$(5,014)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(2,325)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	24,578	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(57,814)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,899	Change in net unrealized appreciation (depreciation) on futures contracts	(994)
		$49,112		$(63,822)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

41

10. Federal Tax Information

The tax character of distributions paid during the eight months ended July 31, 2018 and years ended November 30, 2017 and November 30, 2016 were as follows:

	July 31, 2018(1)	November 30, 2017	November 30, 2016
Distributions Paid From
Ordinary income	$1,906,374	$2,578,887	$925,658
Long-term capital gains	$86,400	$16,293	—

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$57,630,921
Gross tax appreciation of investments	$2,136,527
Gross tax depreciation of investments	(932,566)
Net tax appreciation (depreciation) of investments	1,203,961
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,509
Net tax appreciation (depreciation)	$1,205,470
Undistributed ordinary income	$37,895
Accumulated long-term gains	$133,574

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

42

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(4)	$10.29	0.33	(0.20)	0.13	(0.35)	(0.01)	—	(0.36)	$10.06	1.32%	0.66%(5)	0.90%(5)	4.99%(5)	4.75%(5)	152%	$44,245
2017	$9.69	0.43	0.65	1.08	(0.48)	—	—	(0.48)	$10.29	11.35%	0.58%	0.91%	4.29%	3.96%	209%	$46,964
2016	$9.40	0.42	0.31	0.73	(0.44)	—	—	(0.44)	$9.69	7.92%	0.61%	0.92%	4.50%	4.19%	195%	$43,297
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	—	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
I Class
2018(4)	$10.29	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.06	1.45%	0.46%(5)	0.70%(5)	5.19%(5)	4.95%(5)	152%	$4,806
2017	$9.69	0.45	0.65	1.10	(0.50)	—	—	(0.50)	$10.29	11.57%	0.38%	0.71%	4.49%	4.16%	209%	$2,255
2016	$9.40	0.47	0.28	0.75	(0.46)	—	—	(0.46)	$9.69	8.14%	0.41%	0.72%	4.70%	4.39%	195%	$1,756
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	—	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967
Y Class
2018(4)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(5)	0.55%(5)	5.34%(5)	5.10%(5)	152%	$5
2017(6)	$10.06	0.25	0.26	0.51	(0.28)	—	—	(0.28)	$10.29	5.17%	0.23%(5)	0.56%(5)	3.81%(5)	3.48%(5)	209%(7)	$5
A Class
2018(4)	$10.29	0.32	(0.21)	0.11	(0.33)	(0.01)	—	(0.34)	$10.06	1.16%	0.91%(5)	1.15%(5)	4.74%(5)	4.50%(5)	152%	$2,434
2017	$9.69	0.41	0.64	1.05	(0.45)	—	—	(0.45)	$10.29	11.08%	0.83%	1.16%	4.04%	3.71%	209%	$2,200
2016	$9.40	0.42	0.28	0.70	(0.41)	—	—	(0.41)	$9.69	7.65%	0.86%	1.17%	4.25%	3.94%	195%	$2,400
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	—	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018(4)	$10.28	0.27	(0.20)	0.07	(0.28)	(0.01)	—	(0.29)	$10.06	0.78%	1.66%(5)	1.90%(5)	3.99%(5)	3.75%(5)	152%	$3,412
2017	$9.69	0.33	0.64	0.97	(0.38)	—	—	(0.38)	$10.28	10.16%	1.58%	1.91%	3.29%	2.96%	209%	$2,350
2016	$9.40	0.35	0.28	0.63	(0.34)	—	—	(0.34)	$9.69	6.83%	1.61%	1.92%	3.50%	3.19%	195%	$1,765
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	—	(0.02)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570
R Class
2018(4)	$10.29	0.30	(0.20)	0.10	(0.32)	(0.01)	—	(0.33)	$10.06	1.00%	1.16%(5)	1.40%(5)	4.49%(5)	4.25%(5)	152%	$1,978
2017	$9.69	0.38	0.65	1.03	(0.43)	—	—	(0.43)	$10.29	10.81%	1.08%	1.41%	3.79%	3.46%	209%	$1,950
2016	$9.40	0.40	0.28	0.68	(0.39)	—	—	(0.39)	$9.69	7.37%	1.11%	1.42%	4.00%	3.69%	195%	$1,730
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	—	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580
R5 Class
2018(4)	$10.30	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.07	1.45%	0.46%(5)	0.70%(5)	5.19%(5)	4.95%(5)	152%	$5
2017(6)	$10.06	0.24	0.27	0.51	(0.27)	—	—	(0.27)	$10.30	5.17%	0.38%(5)	0.71%(5)	3.66%(5)	3.33%(5)	209%(7)	$5
R6 Class
2018(4)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(5)	0.55%(5)	5.34%(5)	5.10%(5)	152%	$1,938
2017	$9.69	0.47	0.64	1.11	(0.51)	—	—	(0.51)	$10.29	11.73%	0.23%	0.56%	4.64%	4.31%	209%	$1,907
2016	$9.40	0.48	0.28	0.76	(0.47)	—	—	(0.47)	$9.69	8.30%	0.26%	0.57%	4.85%	4.54%	195%	$1,707
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	—	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(5)	Annualized.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2018; the related statements of operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the statements of changes in net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, and November 30, 2015; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Multi-Asset Income Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2018; the results of its operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the changes in its net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; and the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, and November 30, 2015; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

46

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	67	None
Andrea C. Hall(1) (1945)	Director	Since 1997	Retired	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

47

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
1) Effective August 31, 2018, Andrea C. Hall retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

48

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

49

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

50

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

51

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Advisor extended a temporary reduction of the Fund's annual unified management fee of 0.07% (e.g., the Investor Class unified fee will be reduced from 0.90% to 0.83%) for at least one year, beginning August 1, 2018. The Board concluded that the

52

management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

53

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

54

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2018.

For corporate taxpayers, the fund hereby designates $194,300, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $86,400, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2018.

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91040 1809

Annual Report

July 31, 2018

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the eight months ended July 31, 2018. (We changed the fund’s fiscal year-end from November 30 to July 31, resulting in an eight-month annual reporting period this year.) Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, please visit our website, americancentury.com.

As Volatility Mounted, Stocks Persevered and Bonds Struggled

Stocks rallied sharply early in the reporting period. Robust corporate earnings results, improving global economic growth, relatively low interest rates, and growth-oriented U.S. tax reform helped drive stock prices higher. U.S. stocks were notably strong, with the S&P 500 Index gaining nearly 8% from November 30, 2017, through January 31, 2018. Outside the U.S., returns were also robust, as central bank accommodations enhanced the positive economic and earnings backdrop. Meanwhile, bonds struggled, as interest rates edged higher and the Federal Reserve (the Fed) continued its rate-normalization efforts.

The global stock rally came to an abrupt halt in early February, as market volatility resurfaced. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. However, economic data released in subsequent months were more in line with market expectations. Additionally, corporate earnings results generally remained strong, and the Fed stayed on track. This news helped calm the markets, but rising interest rates, geopolitical tensions, and global trade war fears provided periodic headwinds.

Overall, most stock indices held onto gains for the eight-month period, and U.S. stocks generally outperformed global equities. Elsewhere, rising U.S. Treasury yields and inflation weighed on bonds and other interest-rate-sensitive securities, which generally underperformed stocks.

With inflationary pressures mounting, U.S. Treasury yields rising, volatility resurfacing, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2018
				Average Annual Returns
	Ticker Symbol	8 months	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	4.05%	10.02%	8.33%	7.13%	—	2/15/96
S&P 500 Index	—	7.65%	16.24%	13.12%	10.66%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-1.14%	-0.80%	2.25%	3.73%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.03%	1.37%	0.41%	0.31%	—	—
I Class	AAAIX	4.18%	10.18%	8.55%	7.34%	—	8/1/00
A Class	ACVAX						10/2/96
No sales charge		3.87%	9.79%	8.05%	6.87%	—
With sales charge		-2.06%	3.53%	6.77%	6.24%	—
C Class	ASTAX						11/27/01
No sales charge		3.36%	8.77%	7.23%	6.06%	—
With sales charge		2.41%	8.77%	7.23%	6.06%	—
R Class	AAARX	3.72%	9.40%	7.79%	6.60%	—	3/31/05
R5 Class	ASAUX	4.24%	10.24%	—	—	12.42%	4/10/17
R6 Class	AAAUX	4.36%	10.37%	8.71%	—	8.66%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The fund’s fiscal year end was changed from November 30 to July 31, resulting in an eight-month reporting period.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2018
Investor Class — $19,918

S&P 500 Index — $27,551

Bloomberg Barclays U.S. Aggregate Bond Index — $14,424

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,310

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.16%	0.96%	1.41%	2.16%	1.66%	0.96%	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Dave MacEwen, and Vidya Rajappa

During the period, Vidya Rajappa joined the fund's management team.

Performance Summary

Strategic Allocation: Aggressive returned 4.05%* for the fiscal period ended July 31, 2018. Because the fund’s fiscal year changed from November 30 to July 31 during this performance period, this report covers an eight-month period.

Stronger global growth, tax cuts, and record corporate profits helped drive strong equity market gains early in the reporting period, with stocks around the world reaching record highs in early 2018 before worries about interest rates and inflation led to sharp volatility. In the U.S., growth beat value across all cap ranges, while small stocks generally outperformed large- and mid-cap stocks. Developed non-U.S. stocks outperformed emerging markets, but both underperformed domestic core equities. In sector terms, technology and consumer discretionary stocks performed best. In fixed income, the Federal Reserve (the Fed) increased its target rate three times in the period, from 1.25% to 2.0%. The U.S. 10-year Treasury yield rose and finished just short of 3%. Overall, the yield curve rose and flattened. High yield bonds, cash, and inflation-linked securities performed best, while other market segments declined. A stronger U.S. dollar hurt the performance of non-U.S. bonds.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds, and cash, and we maintained that throughout the period. Within the equity segment, our non-U.S. tactical model favored non-U.S. stocks over U.S. stocks, but by a slimmer margin than previously, so we trimmed our non-U.S. equity overweight towards period-end. The portfolio also was slightly overweight to large-cap stocks and underweight to small caps. We maintained an overweight to the large-cap growth segment and an underweight to small, core, and value stocks. In the bond segment, we maintained a neutral position.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. Conversely, our underweight to U.S. stocks in favor of non-U.S. developed stocks detracted, as did an underweight position in small-cap stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Equities Contributed Overall

The equity portion of Strategic Allocation: Aggressive produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. small growth, large growth, large core, and mid-cap growth significantly outperformed domestic value stocks. Internationally, small, medium, and large growth stocks produced gains. However, value-oriented and emerging markets equities declined. Large-cap core and large-cap growth were the top contributors to portfolio gains. U.S. mid-cap growth and large-cap value were other significant contributors.

An underweight to U.S. stocks in favor of non-U.S. developed markets stocks detracted from returns as did an underweight to small-cap stocks. Emerging markets stocks and bonds detracted in absolute terms.

Security selection generated positive results in non-U.S. large-cap growth, U.S. large-cap growth, large-cap value and large-cap core, non-U.S. small/mid-cap growth strategies, and U.S. mid-cap value, among others.

Fixed-Income Components Had Mixed Results

U.S. bonds struggled as rates rose during a period when the economy and job market strengthened, and we saw upward pressure on inflation. A stronger dollar further limited the performance of international investments when translated back into dollars. Although rising rates and a stronger dollar limited the performance of U.S. investment-grade and international bonds, respectively, the fixed-income allocation contributed to gains overall.

Outlook

At period-end, the Strategic Allocation: Aggressive portfolio was neutral in terms of stocks/bonds/cash, with overweight positions in U.S. large-cap growth stocks and non-U.S. developed stocks. The portfolio had underweights in U.S. small, core, and value stocks. Our signals continued to favor growth over value within the U.S. based on monetary and sentiment factors. Because our non-U.S. tactical model continues to favor non-U.S. over U.S. equities, we maintain a non-U.S. equity overweight, but by a smaller margin than in the past.

Fund Characteristics

JULY 31, 2018
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.7%
Microsoft Corp.	1.6%
Amazon.com, Inc.	1.5%
Apple, Inc.	1.2%
Facebook, Inc., Class A	0.9%
Visa, Inc., Class A	0.7%
Boeing Co. (The)	0.6%
JPMorgan Chase & Co.	0.6%
Pfizer, Inc.	0.6%
Johnson & Johnson	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	51.8%
United Kingdom	3.5%
Japan	3.3%
China	2.9%
Other Countries	15.7%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.3 years
Average Duration (effective)	5.3 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	51.8%
Foreign Common Stocks*	25.4%
Corporate Bonds	7.8%
U.S. Treasury Securities	6.1%
U.S. Government Agency Mortgage-Backed Securities	1.7%
Sovereign Governments and Agencies	1.5%
Collateralized Mortgage Obligations	1.1%
Asset-Backed Securities	0.8%
Municipal Securities	0.7%
Exchange-Traded Funds	0.6%
Collateralized Loan Obligations	0.6%
Commercial Mortgage-Backed Securities	0.5%
U.S. Government Agency Securities	0.1%
Commercial Paper	0.1%
Convertible Preferred Stocks	—**
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period(1) 2/1/18 - 7/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$985.10	$5.41	1.10%
I Class	$1,000	$986.10	$4.43	0.90%
A Class	$1,000	$984.00	$6.64	1.35%
C Class	$1,000	$980.20	$10.31	2.10%
R Class	$1,000	$982.90	$7.87	1.60%
R5 Class	$1,000	$986.10	$4.43	0.90%
R6 Class	$1,000	$987.20	$3.70	0.75%
Hypothetical
Investor Class	$1,000	$1,019.34	$5.51	1.10%
I Class	$1,000	$1,020.33	$4.51	0.90%
A Class	$1,000	$1,018.10	$6.76	1.35%
C Class	$1,000	$1,014.38	$10.49	2.10%
R Class	$1,000	$1,016.86	$8.00	1.60%
R5 Class	$1,000	$1,020.33	$4.51	0.90%
R6 Class	$1,000	$1,021.08	$3.76	0.75%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 77.2%
Aerospace and Defense — 1.9%
AAR Corp.	2,504	$118,715
Aerojet Rocketdyne Holdings, Inc.(1)	2,452	82,632
Astronics Corp.(1)	13	533
Boeing Co. (The)	15,220	5,422,886
Bombardier, Inc., B Shares(1)	413,540	1,557,709
Curtiss-Wright Corp.	2,355	313,286
Esterline Technologies Corp.(1)	964	82,229
FACC AG	5,432	120,813
General Dynamics Corp.	3,387	676,587
KLX, Inc.(1)	1,280	93,504
Kratos Defense & Security Solutions, Inc.(1)	7,006	90,518
L3 Technologies, Inc.	6,422	1,377,134
Lockheed Martin Corp.	13,311	4,340,717
Mercury Systems, Inc.(1)	2,496	104,158
Raytheon Co.	6,378	1,263,035
Textron, Inc.	21,109	1,441,112
		17,085,568
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	4,790	574,273
XPO Logistics, Inc.(1)	18,919	1,886,603
		2,460,876
Airlines — 0.4%
Delta Air Lines, Inc.	28,999	1,578,125
Ryanair Holdings plc ADR(1)	2,674	281,840
Southwest Airlines Co.	22,520	1,309,763
Wizz Air Holdings plc(1)	3,150	143,303
		3,313,031
Auto Components — 0.6%
Adient plc	19,036	906,685
Aptiv plc	7,138	700,024
Balkrishna Industries Ltd.	25,007	440,390
Delphi Technologies plc	6,568	296,677
Dometic Group AB	20,860	202,836
Hota Industrial Manufacturing Co. Ltd.	68,851	292,371
Hyundai Mobis Co. Ltd.	3,054	622,457
Hyundai Wia Corp.	10,951	461,084
Ichikoh Industries Ltd.	15,500	205,160
Mando Corp.	5,885	220,428
Motherson Sumi Systems Ltd.	92,307	433,499
Stoneridge, Inc.(1)	169	5,746
Valeo SA	11,796	579,333

	Shares/ Principal Amount	Value
Visteon Corp.(1)	1,362	$159,463
		5,526,153
Automobiles — 1.0%
Brilliance China Automotive Holdings Ltd.	276,000	360,074
Ford Otomotiv Sanayi AS	21,778	260,867
Geely Automobile Holdings Ltd.	201,000	458,387
Honda Motor Co. Ltd. ADR	39,670	1,216,282
Hyundai Motor Co.	13,075	1,513,622
Kia Motors Corp.	97,745	2,769,871
Nissan Motor Co. Ltd.	191,200	1,804,871
Peugeot SA	16,760	482,314
		8,866,288
Banks — 6.0%
Banco do Brasil SA	37,000	320,188
Bank Mandiri Persero Tbk PT	1,155,300	532,784
Bank of America Corp.	139,355	4,303,282
Bank of China Ltd., H Shares	985,000	461,814
Bank of Communications Co. Ltd., H Shares	1,113,000	802,591
Bank of Hawaii Corp.	8,350	672,092
Bank of Kyoto Ltd. (The)	27,800	1,345,061
Bank of NT Butterfield & Son Ltd. (The)	2,533	125,282
Bank OZK	3,916	160,164
Bank Rakyat Indonesia Persero Tbk PT	3,360,100	715,361
BankUnited, Inc.	4,534	176,191
Barclays plc	849,306	2,162,181
BB&T Corp.	57,709	2,932,194
Boston Private Financial Holdings, Inc.	3,704	53,338
CaixaBank SA	47,010	217,521
Capitec Bank Holdings Ltd.	7,613	550,142
Central Pacific Financial Corp.	2,983	82,212
Chiba Bank Ltd. (The)	18,700	133,123
China Construction Bank Corp., H Shares	1,021,000	924,865
CIMB Group Holdings Bhd	254,880	366,174
Citigroup, Inc.	488	35,082
Comerica, Inc.	2,339	226,743
Commerce Bancshares, Inc.	9,154	611,487
Commercial International Bank Egypt S.A.E.	40,531	190,475
Commercial International Bank Egypt S.A.E. GDR	11,185	51,171
Commerzbank AG(1)	206,523	2,230,472
Credicorp Ltd.	2,744	627,745
DGB Financial Group, Inc.	22,303	186,415
Erste Group Bank AG(1)	25,732	1,112,116
FCB Financial Holdings, Inc., Class A(1)	743	37,893
Fifth Third Bancorp	826	24,441
First Abu Dhabi Bank PJSC	30,608	113,327
First Hawaiian, Inc.	4,143	117,081
FNB Corp.	8,095	103,859

	Shares/ Principal Amount	Value
Grupo Financiero Banorte SAB de CV	69,340	$483,653
Hachijuni Bank Ltd. (The)	55,600	244,647
Hana Financial Group, Inc.	50,134	2,012,262
HDFC Bank Ltd.	55,202	1,754,182
Home BancShares, Inc.	7,762	180,001
Industrial & Commercial Bank of China Ltd., H Shares	1,328,770	983,578
Industrial Bank of Korea	24,586	343,960
Itau Unibanco Holding SA ADR	51,207	613,972
JPMorgan Chase & Co.	45,486	5,228,616
Kasikornbank PCL	14,700	99,414
Kasikornbank PCL NVDR	52,900	345,035
KBC Group NV	11,580	890,461
Kyushu Financial Group, Inc.	194,800	996,517
LegacyTexas Financial Group, Inc.	2,931	128,466
M&T Bank Corp.	6,766	1,172,886
Moneta Money Bank AS	148,327	508,650
OTP Bank Nyrt	17,484	657,807
PNC Financial Services Group, Inc. (The)	6,976	1,010,334
Popular, Inc.	364	18,065
San-In Godo Bank Ltd. (The)	32,800	307,129
Sberbank of Russia PJSC ADR (London)	42,625	600,586
Seacoast Banking Corp. of Florida(1)	2,892	84,765
Shiga Bank Ltd. (The)	54,000	285,418
Signature Bank	704	77,236
Standard Chartered plc	60,680	547,961
SunTrust Banks, Inc.	25,071	1,806,867
SVB Financial Group(1)	1,608	495,071
Swedbank AB, A Shares	22,550	533,940
Texas Capital Bancshares, Inc.(1)	685	62,198
U.S. Bancorp	70,277	3,725,384
UMB Financial Corp.	8,006	575,551
UniCredit SpA	30,219	535,844
Valley National Bancorp	17,658	205,716
Wells Fargo & Co.	53,480	3,063,869
Westamerica Bancorporation	8,897	533,998
Wintrust Financial Corp.	648	56,849
		53,875,755
Beverages — 1.3%
Ambev SA ADR	112,093	576,158
Brown-Forman Corp., Class B	7,206	383,503
China Resources Beer Holdings Co. Ltd.	230,000	1,034,393
Coca-Cola Co. (The)	834	38,889
Coca-Cola HBC AG(1)	22,920	822,487
Constellation Brands, Inc., Class A	8,985	1,888,916
Diageo plc	44,440	1,634,398
Fevertree Drinks plc	2,920	132,035
Heineken NV	9,561	967,531

	Shares/ Principal Amount	Value
MGP Ingredients, Inc.	506	$41,527
Molson Coors Brewing Co., Class B	14,332	960,244
Monster Beverage Corp.(1)	12,642	758,773
PepsiCo, Inc.	9,230	1,061,450
Treasury Wine Estates Ltd.	121,084	1,657,051
		11,957,355
Biotechnology — 1.8%
AbbVie, Inc.	20,520	1,892,560
ACADIA Pharmaceuticals, Inc.(1)	1,570	23,691
Acceleron Pharma, Inc.(1)	745	32,452
Adamas Pharmaceuticals, Inc.(1)	979	23,281
Aimmune Therapeutics, Inc.(1)	1,252	36,208
Alder Biopharmaceuticals, Inc.(1)	1,749	33,144
Alexion Pharmaceuticals, Inc.(1)	8,921	1,186,136
Amgen, Inc.	10,855	2,133,550
Amicus Therapeutics, Inc.(1)	3,575	52,016
AnaptysBio, Inc.(1)	312	24,436
Arena Pharmaceuticals, Inc.(1)	1,109	42,796
Array BioPharma, Inc.(1)	28,198	433,967
Biogen, Inc.(1)	9,566	3,198,583
BioMarin Pharmaceutical, Inc.(1)	5,700	573,192
Blueprint Medicines Corp.(1)	607	36,141
Celgene Corp.(1)	7,727	696,126
Clovis Oncology, Inc.(1)	678	29,927
CSL Ltd.	13,000	1,898,928
Esperion Therapeutics, Inc.(1)	308	13,842
Exelixis, Inc.(1)	18,825	389,678
FibroGen, Inc.(1)	929	58,620
Flexion Therapeutics, Inc.(1)	1,290	30,779
Galapagos NV(1)	1,115	122,846
Genomic Health, Inc.(1)	596	31,993
Global Blood Therapeutics, Inc.(1)	619	25,874
Heron Therapeutics, Inc.(1)	1,332	49,883
Immunomedics, Inc.(1)	19,068	456,297
Insmed, Inc.(1)	1,337	33,251
Ionis Pharmaceuticals, Inc.(1)	1,675	73,164
Loxo Oncology, Inc.(1)	279	46,758
Madrigal Pharmaceuticals, Inc.(1)	80	20,562
Medy-Tox, Inc.	588	377,300
Neurocrine Biosciences, Inc.(1)	5,262	528,778
PeptiDream, Inc.(1)	2,700	104,919
Portola Pharmaceuticals, Inc.(1)	831	29,750
Puma Biotechnology, Inc.(1)	372	17,912
Sage Therapeutics, Inc.(1)	2,444	352,718
Seegene, Inc.(1)	11,661	272,071
Spark Therapeutics, Inc.(1)	455	34,908
Ultragenyx Pharmaceutical, Inc.(1)	573	45,330

	Shares/ Principal Amount	Value
Vertex Pharmaceuticals, Inc.(1)	7,147	$1,251,082
		16,715,449
Building Products — 0.5%
Allegion plc	8,848	721,466
Apogee Enterprises, Inc.	679	34,466
CSW Industrials, Inc.(1)	1,603	86,963
Daikin Industries Ltd.	6,300	750,490
Fortune Brands Home & Security, Inc.	9,073	526,234
Gibraltar Industries, Inc.(1)	758	32,935
Johnson Controls International plc	69,420	2,603,944
Masonite International Corp.(1)	924	63,063
		4,819,561
Capital Markets — 2.2%
Affiliated Managers Group, Inc.	3,475	556,035
Ameriprise Financial, Inc.	11,942	1,739,591
Ares Management LP	5,815	124,150
AURELIUS Equity Opportunities SE & Co. KGaA	3,410	210,539
Bank of New York Mellon Corp. (The)	30,660	1,639,390
BGC Partners, Inc., Class A	6,447	69,241
Brookfield Asset Management, Inc., Class A	6,061	255,747
Burford Capital Ltd.	19,013	458,682
Cboe Global Markets, Inc.	8,899	864,360
Charles Schwab Corp. (The)	18,505	944,865
Credit Suisse Group AG(1)	47,640	768,379
Deutsche Boerse AG	7,300	962,036
Donnelley Financial Solutions, Inc.(1)	4,684	97,427
Euronext NV	1,440	89,497
Evercore, Inc., Class A	8,481	958,353
Greenhill & Co., Inc.	2,308	75,472
Hamilton Lane, Inc., Class A	2,081	101,907
Houlihan Lokey, Inc.	1,803	88,636
IG Group Holdings plc	19,490	235,479
Intermediate Capital Group plc	12,690	176,889
Invesco Ltd.	105,397	2,844,665
Julius Baer Group Ltd.(1)	8,850	486,587
London Stock Exchange Group plc	25,110	1,449,169
LPL Financial Holdings, Inc.	6,587	436,652
Northern Trust Corp.	10,758	1,174,989
S&P Global, Inc.	8,524	1,708,551
Sanne Group plc	6,190	57,360
SEI Investments Co.	15,976	957,601
		19,532,249
Chemicals — 1.1%
Air Products & Chemicals, Inc.	2,349	385,635
Akzo Nobel NV	4,430	409,755
Arkema SA	1,860	233,268
Chr Hansen Holding A/S	10,230	1,059,192

	Shares/ Principal Amount	Value
DowDuPont, Inc.	14,200	$976,534
Eastman Chemical Co.	8,196	849,270
Ferro Corp.(1)	3,067	69,069
FMC Corp.	4,035	362,666
Ingevity Corp.(1)	1,351	134,654
Innophos Holdings, Inc.	2,351	106,218
KH Neochem Co. Ltd.	3,100	99,808
KMG Chemicals, Inc.	1,658	119,044
Kraton Corp.(1)	1,116	53,668
LyondellBasell Industries NV, Class A	9,833	1,089,398
Mexichem SAB de CV	249,604	873,452
Minerals Technologies, Inc.	1,671	126,328
PolyOne Corp.	667	29,915
Scotts Miracle-Gro Co. (The)	6	477
Sumitomo Bakelite Co. Ltd.	4,000	40,245
Symrise AG	11,250	1,016,633
Tokai Carbon Co. Ltd.	12,800	234,788
Umicore SA	25,540	1,493,260
Valvoline, Inc.	16,172	365,325
WR Grace & Co.	1,797	132,726
		10,261,328
Commercial Services and Supplies — 0.2%
Advanced Disposal Services, Inc.(1)	3,616	88,954
Brink's Co. (The)	1,514	120,893
Ceco Environmental Corp.	3,896	26,765
Charah Solutions, Inc.(1)	10,124	76,639
Cleanaway Waste Management Ltd.	33,420	46,679
Deluxe Corp.	1,143	67,357
Healthcare Services Group, Inc.	2,490	100,247
HomeServe plc	10,240	136,018
LSC Communications, Inc.	985	14,795
MSA Safety, Inc.	4,299	433,683
Multi-Color Corp.	328	21,763
Pitney Bowes, Inc.	7,717	67,369
Republic Services, Inc.	5,766	417,920
		1,619,082
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	878	224,531
Cisco Systems, Inc.	87,188	3,687,181
F5 Networks, Inc.(1)	583	99,915
Lumentum Holdings, Inc.(1)	474	24,766
Palo Alto Networks, Inc.(1)	14,743	2,922,947
Quantenna Communications, Inc.(1)	3,611	57,523
Telefonaktiebolaget LM Ericsson, B Shares	79,020	619,007
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares(1)	107,000	412,375
		8,048,245

	Shares/ Principal Amount	Value
Construction and Engineering — 0.2%
Dycom Industries, Inc.(1)	1,999	$178,231
Granite Construction, Inc.	1,558	84,054
Hazama Ando Corp.	33,600	266,240
Jacobs Engineering Group, Inc.	12,222	826,574
Larsen & Toubro Ltd.	29,026	551,139
SHO-BOND Holdings Co. Ltd.	1,600	111,756
Valmont Industries, Inc.	164	22,902
		2,040,896
Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., H Shares	139,000	889,885
Buzzi Unicem SpA	27,159	337,909
China Resources Cement Holdings Ltd.	76,000	86,564
CRH plc	33,320	1,140,829
Summit Materials, Inc., Class A(1)	4,473	112,272
Taiwan Cement Corp.	344,300	442,549
Vulcan Materials Co.	6,310	706,720
		3,716,728
Consumer Finance — 0.6%
American Express Co.	28,518	2,838,112
Bharat Financial Inclusion Ltd.(1)	48,585	860,361
Discover Financial Services	13,980	998,312
Green Dot Corp., Class A(1)	1,148	91,059
Synchrony Financial	31,261	904,693
		5,692,537
Containers and Packaging — 0.6%
Ball Corp.	18,757	730,960
Bemis Co., Inc.	12,385	568,595
Graphic Packaging Holding Co.	62,350	905,946
RPC Group plc	9,395	100,476
Sealed Air Corp.	16,234	715,433
Silgan Holdings, Inc.	7,453	205,032
Sonoco Products Co.	10,973	612,513
WestRock Co.	25,487	1,477,736
		5,316,691
Distributors — 0.2%
Genuine Parts Co.	5,252	511,072
LKQ Corp.(1)	32,113	1,076,428
Pool Corp.	445	68,196
		1,655,696
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(1)	675	72,218
Cambium Learning Group, Inc.(1)	766	9,085
Chegg, Inc.(1)	2,464	68,253
Graham Holdings Co., Class B	102	57,018
Grand Canyon Education, Inc.(1)	3,708	432,093
H&R Block, Inc.	44,877	1,129,106

	Shares/ Principal Amount	Value
New Oriental Education & Technology Group, Inc. ADR	7,300	$628,092
TAL Education Group ADR(1)	27,287	872,911
		3,268,776
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	4,650	920,095
Chailease Holding Co. Ltd.	194,820	636,376
Compass Diversified Holdings	11,851	206,207
		1,762,678
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	28,536	912,296
BT Group plc	314,382	963,519
Cellnex Telecom SA	31,077	825,279
Telekomunikasi Indonesia Persero Tbk PT	954,400	236,283
Verizon Communications, Inc.	49,984	2,581,174
Vonage Holdings Corp.(1)	2,477	31,730
		5,550,281
Electric Utilities — 0.6%
Edison International	20,101	1,339,330
Eversource Energy	15,921	966,723
Pinnacle West Capital Corp.	5,323	428,129
ROSSETI PJSC	59,652,707	732,556
Xcel Energy, Inc.	38,557	1,806,781
		5,273,519
Electrical Equipment — 0.7%
AMETEK, Inc.	11,420	888,476
AZZ, Inc.	552	29,918
Eaton Corp. plc	17,437	1,450,235
Emerson Electric Co.	9,300	672,204
Hubbell, Inc.	9,634	1,187,391
Rockwell Automation, Inc.	3,944	739,737
Signify NV	39,157	1,086,097
		6,054,058
Electronic Equipment, Instruments and Components — 1.0%
Anritsu Corp.	17,000	243,107
Avnet, Inc.	2,527	110,809
Belden, Inc.	1,992	128,982
CDW Corp.	22,312	1,876,216
Chroma ATE, Inc.	54,000	304,272
Coherent, Inc.(1)	472	74,604
Dolby Laboratories, Inc., Class A	12,647	815,099
Electrocomponents plc	20,990	197,702
FLIR Systems, Inc.	2,575	150,895
Hexagon AB, B Shares	15,430	940,932
Keyence Corp.	1,500	790,279
Keysight Technologies, Inc.(1)	6,714	389,412
Maruwa Co. Ltd.	1,800	137,960
National Instruments Corp.	993	43,503

	Shares/ Principal Amount	Value
OSI Systems, Inc.(1)	545	$43,469
Samsung Electro-Mechanics Co. Ltd.	1,200	164,663
Sunny Optical Technology Group Co. Ltd.	35,900	592,307
Taiyo Yuden Co. Ltd.	8,400	249,788
TDK Corp.	8,600	917,569
TE Connectivity Ltd.	13,212	1,236,247
Tech Data Corp.(1)	787	65,644
TTM Technologies, Inc.(1)	3,243	56,298
Vishay Precision Group, Inc.(1)	183	7,302
		9,537,059
Energy Equipment and Services — 1.0%
Baker Hughes a GE Co.	47,211	1,632,556
Basic Energy Services, Inc.(1)	967	10,908
Borr Drilling Ltd.(1)	6,459	30,566
C&J Energy Services, Inc.(1)	1,136	26,423
Dril-Quip, Inc.(1)	1,058	54,540
FTS International, Inc.(1)	895	10,740
Halliburton Co.	51,208	2,172,243
Helix Energy Solutions Group, Inc.(1)	959	9,600
Helmerich & Payne, Inc.	1,652	101,350
Keane Group, Inc.(1)	1,177	16,608
Liberty Oilfield Services, Inc., Class A(1)	867	16,993
National Oilwell Varco, Inc.	10,173	494,611
Petroleum Geo-Services ASA(1)	19,332	94,401
Schlumberger Ltd.	41,420	2,796,678
Tecnicas Reunidas SA	42,910	1,450,110
Trican Well Service Ltd.(1)	20,200	42,548
		8,960,875
Equity Real Estate Investment Trusts (REITs) — 3.7%
Agree Realty Corp.	3,607	192,037
Alexandria Real Estate Equities, Inc.	3,476	442,981
Allied Properties Real Estate Investment Trust	9,566	312,163
American Homes 4 Rent, Class A	20,429	452,298
American Tower Corp.	1,528	226,511
Americold Realty Trust	1,462	31,448
Armada Hoffler Properties, Inc.	996	15,040
AvalonBay Communities, Inc.	4,280	756,918
Boardwalk Real Estate Investment Trust	3,621	127,376
Brandywine Realty Trust	1,829	30,160
Camden Property Trust	1,843	170,643
CapitaLand Commercial Trust	185,900	238,972
CareTrust REIT, Inc.	3,246	54,890
Charter Hall Group	106,126	527,482
Columbia Property Trust, Inc.	15,317	355,048
Community Healthcare Trust, Inc.	1,532	45,960
CubeSmart	7,570	229,825
CyrusOne, Inc.	11,177	692,080

	Shares/ Principal Amount	Value
Derwent London plc	4,858	$199,134
Duke Realty Corp.	22,779	663,324
Empire State Realty Trust, Inc., Class A	9,679	161,349
EPR Properties	383	25,466
Equinix, Inc.	3,453	1,516,834
Equity Residential	12,154	795,236
Extra Space Storage, Inc.	2,404	225,904
First Industrial Realty Trust, Inc.	2,838	92,377
Gaming and Leisure Properties, Inc.	25,865	939,417
Gecina SA	4,596	784,115
GLP J-Reit	329	351,318
Goodman Group	93,903	671,839
Hammerson plc	26,551	181,845
HCP, Inc.	25,175	652,032
Highwoods Properties, Inc.	3,530	173,358
Host Hotels & Resorts, Inc.	42,900	898,326
Hudson Pacific Properties, Inc.	15,062	516,024
Inmobiliaria Colonial Socimi SA	35,835	386,142
Invesco Office J-Reit, Inc.	1,613	225,761
Invincible Investment Corp.	397	175,218
Invitation Homes, Inc.	16,567	382,863
Japan Hotel REIT Investment Corp.	508	372,090
Kimco Realty Corp.	50,766	847,284
Kite Realty Group Trust	6,107	103,025
Lexington Realty Trust	3,389	29,789
Link REIT	66,500	659,150
MedEquities Realty Trust, Inc.	5,124	57,389
Medical Properties Trust, Inc.	3,359	48,403
MGM Growth Properties LLC, Class A	14,112	427,594
Mid-America Apartment Communities, Inc.	2,731	275,230
Orix JREIT, Inc.	216	336,513
Park Hotels & Resorts, Inc.	30,024	939,151
Piedmont Office Realty Trust, Inc., Class A	19,979	395,185
PotlatchDeltic Corp.	18,184	850,102
Prologis, Inc.	12,685	832,390
PS Business Parks, Inc.	1,852	236,630
Regency Centers Corp.	6,813	433,511
Retail Properties of America, Inc., Class A	50,182	629,784
RLJ Lodging Trust	1,159	26,182
Sabra Health Care REIT, Inc.	12,027	259,903
Safestore Holdings plc	27,718	203,735
SBA Communications Corp.(1)	19,776	3,129,552
Segro plc	101,922	889,621
Senior Housing Properties Trust	3,624	64,652
Simon Property Group, Inc.	8,868	1,562,630
Spirit Realty Capital, Inc.	24,631	206,161
STORE Capital Corp.	10,089	276,943

	Shares/ Principal Amount	Value
Summit Hotel Properties, Inc.	2,075	$29,361
Sun Communities, Inc.	7,195	697,627
Taubman Centers, Inc.	3,314	205,634
UDR, Inc.	14,845	571,236
UNITE Group plc (The)	59,305	681,885
Urstadt Biddle Properties, Inc., Class A	791	17,608
Weingarten Realty Investors	10,821	327,011
Welltower, Inc.	4,725	295,785
Weyerhaeuser Co.	52,457	1,792,980
		33,631,440
Food and Staples Retailing — 1.0%
BIM Birlesik Magazalar AS	20,120	289,208
Casey's General Stores, Inc.	658	71,972
Cosmos Pharmaceutical Corp.	700	153,942
Costco Wholesale Corp.	1,920	419,923
CP ALL PCL	477,000	1,078,877
Future Retail Ltd.(1)	48,434	377,522
President Chain Store Corp.	48,000	527,602
Sysco Corp.	20,634	1,386,811
Tesco plc	258,350	882,670
US Foods Holding Corp.(1)	14,549	491,902
Wal-Mart de Mexico SAB de CV	152,948	446,508
Walgreens Boots Alliance, Inc.	10,887	736,179
Walmart, Inc.	18,798	1,677,346
X5 Retail Group NV GDR	10,279	275,477
		8,815,939
Food Products — 1.3%
a2 Milk Co. Ltd.(1)	7,100	50,639
Associated British Foods plc	10,030	323,198
Conagra Brands, Inc.	43,580	1,599,822
Danone SA	17,820	1,400,510
General Mills, Inc.	8,605	396,346
Hain Celestial Group, Inc. (The)(1)	1,369	38,934
Hostess Brands, Inc.(1)	4,650	65,147
J.M. Smucker Co. (The)	2,934	326,026
Kellogg Co.	14,416	1,023,968
Kerry Group plc, A Shares	5,690	603,482
Mondelez International, Inc., Class A	96,263	4,175,889
Nomad Foods Ltd.(1)	10,464	198,816
Orion Corp/Republic of Korea	2,484	296,441
Orkla ASA	73,310	620,155
Pinnacle Foods, Inc.	4,844	321,738
Premium Brands Holdings Corp.	1,480	116,036
TreeHouse Foods, Inc.(1)	1,424	67,626
		11,624,773
Gas Utilities — 0.1%
Atmos Energy Corp.	3,046	279,836

	Shares/ Principal Amount	Value
China Gas Holdings Ltd.	183,000	$741,414
Rubis SCA	1,601	94,449
Spire, Inc.	4,356	311,890
		1,427,589
Health Care Equipment and Supplies — 2.6%
Abbott Laboratories	31,002	2,031,871
ABIOMED, Inc.(1)	1,278	453,089
Align Technology, Inc.(1)	2,727	972,585
Boston Scientific Corp.(1)	35,275	1,185,593
CONMED Corp.	373	27,602
Cutera, Inc.(1)	1,679	67,160
Edwards Lifesciences Corp.(1)	17,775	2,532,049
Elekta AB, B Shares	7,239	101,633
Haemonetics Corp.(1)	5,368	524,131
Heska Corp.(1)	107	10,727
Hill-Rom Holdings, Inc.	5,354	504,347
IDEXX Laboratories, Inc.(1)	4,300	1,053,199
Insulet Corp.(1)	1,112	92,474
Integer Holdings Corp.(1)	730	52,158
Intuitive Surgical, Inc.(1)	5,807	2,951,059
Masimo Corp.(1)	6,086	605,070
Medtronic plc	28,198	2,544,306
Merit Medical Systems, Inc.(1)	2,023	109,849
Nihon Kohden Corp.	3,200	86,142
Orthofix International NV(1)	369	22,321
Penumbra, Inc.(1)	2,713	385,924
Siemens Healthineers AG(1)	5,080	226,296
STERIS plc	7,455	853,374
Straumann Holding AG	510	396,607
Sysmex Corp.	10,900	1,030,389
Teleflex, Inc.	2,564	699,228
Terumo Corp.	6,400	350,865
Varian Medical Systems, Inc.(1)	3,186	367,824
Zimmer Biomet Holdings, Inc.	26,511	3,327,661
		23,565,533
Health Care Providers and Services — 2.2%
Alfresa Holdings Corp.	33,800	808,008
Amedisys, Inc.(1)	4,723	442,215
Amplifon SpA	11,169	250,239
Cardinal Health, Inc.	12,637	631,218
Cigna Corp.	5,514	989,322
Ensign Group, Inc. (The)	1,906	68,749
Express Scripts Holding Co.(1)	11,834	940,330
HCA Healthcare, Inc.	3,539	439,650
HealthEquity, Inc.(1)	744	56,172
Henry Schein, Inc.(1)	16,916	1,343,300
LifePoint Health, Inc.(1)	2,814	182,347

	Shares/ Principal Amount	Value
McKesson Corp.	10,214	$1,282,878
NMC Health plc	20,918	1,042,226
PetIQ, Inc.(1)	2,985	81,789
Premier, Inc., Class A(1)	776	29,022
Quest Diagnostics, Inc.	17,987	1,937,560
Suzuken Co. Ltd.	28,100	1,227,639
Tivity Health, Inc.(1)	13,089	441,099
Toho Holdings Co. Ltd.	50,700	1,246,019
UnitedHealth Group, Inc.	12,691	3,213,615
WellCare Health Plans, Inc.(1)	12,131	3,244,072
		19,897,469
Health Care Technology — 0.2%
athenahealth, Inc.(1)	86	12,961
Cerner Corp.(1)	21,887	1,358,745
Cotiviti Holdings, Inc.(1)	3,976	177,488
HealthStream, Inc.	714	20,049
Inspire Medical Systems, Inc.(1)	700	31,360
Teladoc, Inc.(1)	2,168	129,755
Vocera Communications, Inc.(1)	3,448	104,061
		1,834,419
Hotels, Restaurants and Leisure — 1.9%
Accor SA	15,160	781,421
Aristocrat Leisure Ltd.	31,810	760,990
Carnival Corp.	4,830	286,129
Carnival plc	13,140	763,175
Chipotle Mexican Grill, Inc.(1)	1,121	486,133
Churchill Downs, Inc.	399	114,094
Compass Group plc	38,498	828,448
Corporate Travel Management Ltd.	11,210	238,944
Dalata Hotel Group plc(1)	16,330	129,849
Darden Restaurants, Inc.	3,973	424,873
Domino's Pizza, Inc.	1,979	519,804
GreenTree Hospitality Group Ltd. ADR(1)	6,145	103,236
Hilton Grand Vacations, Inc.(1)	1,220	42,200
Hilton Worldwide Holdings, Inc.	5,939	467,162
Huazhu Group Ltd. ADR	31,211	1,248,752
Las Vegas Sands Corp.	29,989	2,156,209
Marriott International, Inc., Class A	9,510	1,215,758
McDonald's Corp.	3,130	493,100
Melco International Development Ltd.	80,000	226,779
Minor International PCL	342,200	390,851
Planet Fitness, Inc., Class A(1)	17,186	816,679
Red Robin Gourmet Burgers, Inc.(1)	1,357	64,186
Red Rock Resorts, Inc., Class A	2,093	73,967
Round One Corp.	10,200	151,429
Royal Caribbean Cruises Ltd.	16,753	1,889,068
Ruth's Hospitality Group, Inc.	123	3,561

	Shares/ Principal Amount	Value
Texas Roadhouse, Inc.	1,779	$111,792
TKP Corp.(1)	2,800	99,665
Vail Resorts, Inc.	5,486	1,518,909
Wynn Resorts Ltd.	801	133,591
Yum! Brands, Inc.	5,326	422,298
		16,963,052
Household Durables — 0.5%
Cairn Homes plc(1)	91,181	181,258
Cavco Industries, Inc.(1)	416	88,379
Garmin Ltd.	1,632	101,918
Haier Electronics Group Co. Ltd.(1)	90,000	262,580
Haseko Corp.	83,400	1,103,149
Helen of Troy Ltd.(1)	564	64,606
Iida Group Holdings Co. Ltd.	61,200	1,198,111
Installed Building Products, Inc.(1)	691	37,729
Mohawk Industries, Inc.(1)	1,218	229,423
Neinor Homes SA(1)	5,113	96,858
PlayAGS, Inc.(1)	4,211	120,224
Pressance Corp.	11,500	174,637
PulteGroup, Inc.	22,268	634,415
Token Corp.	6,800	523,007
TopBuild Corp.(1)	619	45,979
		4,862,273
Household Products — 0.5%
Central Garden & Pet Co., Class A(1)	1,926	77,271
Church & Dwight Co., Inc.	5,521	308,624
Kimberly-Clark Corp.	14,376	1,636,852
Pigeon Corp.	3,700	177,695
Procter & Gamble Co. (The)	30,325	2,452,686
Spectrum Brands Holdings, Inc.(1)	1,814	158,489
		4,811,617
Independent Power and Renewable Electricity Producers†
NRG Energy, Inc.	11,617	367,910
Industrial Conglomerates — 0.3%
General Electric Co.	32,610	444,474
Honeywell International, Inc.	10,950	1,748,168
Rheinmetall AG	789	95,306
Siemens AG	5,780	816,198
		3,104,146
Insurance — 1.9%
Aegon NV	315,504	2,081,529
Aflac, Inc.	26,486	1,232,659
AIA Group Ltd.	204,200	1,782,088
AMERISAFE, Inc.	1,527	95,896
Arthur J. Gallagher & Co.	5,702	406,838
Aspen Insurance Holdings Ltd.	1,880	76,046
Aviva plc	93,016	610,441

	Shares/ Principal Amount	Value
Beazley plc	12,656	$93,191
Brown & Brown, Inc.	10,680	312,497
Chubb Ltd.	20,493	2,863,282
Discovery Ltd.	29,406	379,648
Goosehead Insurance, Inc., Class A(1)	1,660	45,102
Hanover Insurance Group, Inc. (The)	467	58,571
Hartford Financial Services Group, Inc. (The)	20,032	1,055,686
James River Group Holdings Ltd.	2,347	97,142
Japan Post Holdings Co. Ltd.	84,600	932,140
Kemper Corp.	1,212	96,718
Kinsale Capital Group, Inc.	1,699	100,623
MetLife, Inc.	4,210	192,565
NN Group NV	37,179	1,644,234
Ping An Insurance Group Co. of China Ltd., H Shares	76,000	704,901
ProAssurance Corp.	7,427	306,735
Progressive Corp. (The)	9,598	575,976
Reinsurance Group of America, Inc.	3,042	430,443
RenaissanceRe Holdings Ltd.	1,088	143,453
RLI Corp.	69	5,158
Torchmark Corp.	4,738	417,276
Travelers Cos., Inc. (The)	1,079	140,421
Trupanion, Inc.(1)	1,659	69,014
WMIH Corp.(1)	1,246	1,782
		16,952,055
Internet and Direct Marketing Retail — 2.1%
Amazon.com, Inc.(1)	7,526	13,377,014
ASOS plc(1)	13,642	1,086,882
Expedia Group, Inc.	2,774	371,272
GS Home Shopping, Inc.	3,888	690,953
Netflix, Inc.(1)	4,494	1,516,500
Nutrisystem, Inc.	2,330	93,200
Shutterfly, Inc.(1)	1,308	107,596
Start Today Co. Ltd.	32,300	1,295,582
Zalando SE(1)	15,481	888,119
		19,427,118
Internet Software and Services — 4.2%
2U, Inc.(1)	1,256	95,029
Akamai Technologies, Inc.(1)	9,179	690,812
Alibaba Group Holding Ltd. ADR(1)	18,379	3,441,100
Alphabet, Inc., Class A(1)	12,532	15,379,521
Baozun, Inc. ADR(1)	4,418	255,581
Coupa Software, Inc.(1)	521	31,943
eBay, Inc.(1)	11,950	399,727
Etsy, Inc.(1)	2,179	89,034
EverQuote, Inc., Class A(1)	1,905	28,861
Facebook, Inc., Class A(1)	48,953	8,448,309
Five9, Inc.(1)	3,361	107,216

	Shares/ Principal Amount	Value
Just Eat plc(1)	36,460	$379,495
LogMeIn, Inc.	7,769	629,677
Match Group, Inc.(1)	5,821	210,255
Mimecast Ltd.(1)	164	5,889
NEXTDC Ltd.(1)	44,521	238,484
Q2 Holdings, Inc.(1)	675	39,926
QuinStreet, Inc.(1)	1,834	24,319
Scout24 AG	4,210	219,072
Spotify Technology SA(1)	1,610	294,356
SPS Commerce, Inc.(1)	1,084	92,996
Stamps.com, Inc.(1)	204	53,244
Tencent Holdings Ltd.	86,300	3,905,410
Twitter, Inc.(1)	29,408	937,233
VeriSign, Inc.(1)	2,715	394,299
Yandex NV, A Shares(1)	38,028	1,367,487
		37,759,275
IT Services — 2.4%
Accenture plc, Class A	1,348	214,777
Acxiom Corp.(1)	1,551	62,878
Afterpay Touch Group Ltd.(1)	2,550	26,864
Amadeus IT Group SA	11,920	1,017,522
Booz Allen Hamilton Holding Corp.	25,684	1,214,083
CSG Systems International, Inc.	3,495	142,142
DXC Technology Co.	1,546	131,008
EVERTEC, Inc.	3,105	72,346
Evo Payments, Inc., Class A(1)	1,583	33,480
Fiserv, Inc.(1)	9,672	730,043
FleetCor Technologies, Inc.(1)	6,961	1,510,537
GDS Holdings Ltd. ADR(1)	6,065	132,399
GreenSky, Inc., Class A(1)	3,422	59,201
International Business Machines Corp.	10,894	1,578,867
InterXion Holding NV(1)	23,247	1,508,265
Keywords Studios plc	7,707	184,715
Leidos Holdings, Inc.	9,697	663,469
MasterCard, Inc., Class A	573	113,454
Pagseguro Digital Ltd., Class A(1)	15,560	418,875
PayPal Holdings, Inc.(1)	23,308	1,914,519
Presidio, Inc.(1)	4,348	60,698
Science Applications International Corp.	832	70,196
Solutions 30 SE(1)	3,089	163,629
Syntel, Inc.(1)	4,161	168,895
Tata Consultancy Services Ltd.	5,660	160,113
Teradata Corp.(1)	3,710	142,056
Total System Services, Inc.	6,904	631,992
Unisys Corp.(1)	1,861	23,914
Visa, Inc., Class A	47,221	6,456,999
Wirecard AG	4,260	795,784

	Shares/ Principal Amount	Value
Worldline SA(1)	2,230	$132,990
Worldpay, Inc., Class A(1)	13,087	1,075,620
		21,612,330
Leisure Products — 0.1%
BRP, Inc.	5,563	259,494
Brunswick Corp.	354	22,762
Malibu Boats, Inc., Class A(1)	2,087	78,451
MCBC Holdings, Inc.(1)	476	11,881
Trigano SA	1,140	163,966
		536,554
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc.	20,886	1,379,312
Bio-Techne Corp.	3,152	506,337
Eurofins Scientific SE	1,269	692,390
Illumina, Inc.(1)	3,117	1,011,030
Lonza Group AG(1)	6,300	1,942,524
Mettler-Toledo International, Inc.(1)	593	351,358
PRA Health Sciences, Inc.(1)	1,007	105,876
Siegfried Holding AG(1)	270	116,573
		6,105,400
Machinery — 1.8%
Actuant Corp., Class A	471	13,447
Ashok Leyland Ltd.	203,876	335,304
Atlas Copco AB, B Shares	36,831	965,285
Biesse SpA	2,320	95,711
Caterpillar, Inc.	12,125	1,743,575
Chart Industries, Inc.(1)	1,654	129,161
Cummins, Inc.	9,692	1,384,114
Danieli & C Officine Meccaniche SpA	14,894	261,244
Doosan Infracore Co. Ltd.(1)	76,830	690,244
EnPro Industries, Inc.	1,851	141,398
Epiroc AB, A Shares(1)	63,391	758,995
Evoqua Water Technologies Corp.(1)	17,755	378,892
Georg Fischer AG	200	258,143
Global Brass & Copper Holdings, Inc.	2,974	97,993
Graham Corp.	608	16,191
Hyster-Yale Materials Handling, Inc.	77	5,064
Hyundai Heavy Industries Co. Ltd.(1)	2,976	283,327
Hyundai Mipo Dockyard Co. Ltd.(1)	10,353	865,334
IMA Industria Macchine Automatiche SpA	1,610	135,551
IMI plc	31,165	508,048
Ingersoll-Rand plc	29,598	2,915,699
ITT, Inc.	1,460	82,738
John Bean Technologies Corp.	680	75,208
Jungheinrich AG Preference Shares	1,260	46,382
Kadant, Inc.	889	85,877
Kennametal, Inc.	2,046	79,712

	Shares/ Principal Amount	Value
Komatsu Ltd.	33,900	$993,519
Lydall, Inc.(1)	116	5,382
Milacron Holdings Corp.(1)	4,060	84,651
Oshkosh Corp.	6,462	486,265
PACCAR, Inc.	4,362	286,671
Parker-Hannifin Corp.	158	26,710
REV Group, Inc.	3,564	61,194
Toro Co. (The)	4,489	270,193
Tsubaki Nakashima Co. Ltd.	5,800	136,992
WABCO Holdings, Inc.(1)	11,467	1,441,173
Weir Group plc (The)	19,820	506,897
		16,652,284
Marine — 0.1%
D/S Norden A/S(1)	42,636	786,142
Sinotrans Shipping Ltd.	1,971,000	514,782
		1,300,924
Media — 0.7%
Cable One, Inc.	70	50,670
CBS Corp., Class B	4,975	262,033
CyberAgent, Inc.	13,500	708,715
Entertainment One Ltd.	69,444	326,677
Entravision Communications Corp., Class A	24,412	118,398
Liberty Media Corp-Liberty Formula One, Class C(1)	7,701	271,460
Naspers Ltd., N Shares	4,919	1,211,118
Nippon Television Holdings, Inc.	105,700	1,700,615
Townsquare Media, Inc., Class A	1,072	6,947
tronc, Inc.(1)	1,587	24,821
TV Asahi Holdings Corp.	44,500	889,483
Vivendi SA	21,600	560,727
Walt Disney Co. (The)	1,760	199,866
World Wrestling Entertainment, Inc., Class A	1,505	119,060
		6,450,590
Metals and Mining — 0.3%
AMG Advanced Metallurgical Group NV	3,640	215,375
First Quantum Minerals Ltd.	47,940	747,744
KAZ Minerals plc(1)	9,690	107,650
Kirkland Lake Gold Ltd.	11,100	242,590
Largo Resources Ltd.(1)	103,891	151,741
MMG Ltd.(1)	460,000	280,722
Sandfire Resources NL	13,820	75,775
SSAB AB, A Shares	22,040	108,659
Trevali Mining Corp.(1)	114,200	70,231
Vale SA ADR	29,501	432,485
		2,432,972
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	1,332	25,308
Starwood Property Trust, Inc.	9,133	208,598

	Shares/ Principal Amount	Value
Two Harbors Investment Corp.	1,231	$19,080
		252,986
Multi-Utilities — 0.1%
Ameren Corp.	5,823	361,375
NorthWestern Corp.	11,099	658,504
		1,019,879
Multiline Retail — 1.2%
B&M European Value Retail SA	188,853	1,022,996
Dollar Tree, Inc.(1)	13,782	1,258,021
Dollarama, Inc.	23,470	847,976
Don Quijote Holdings Co. Ltd.	11,600	541,538
Kohl's Corp.	15,517	1,146,241
Lojas Renner SA	39,000	318,999
Macy's, Inc.	24,076	956,540
Magazine Luiza SA	43,700	1,531,066
Ryohin Keikaku Co. Ltd.	900	288,557
SACI Falabella	76,561	713,082
Target Corp.	23,569	1,901,547
		10,526,563
Oil, Gas and Consumable Fuels — 3.7%
Aker BP ASA	3,670	131,202
Anadarko Petroleum Corp.	16,888	1,235,357
Ardmore Shipping Corp.(1)	3,074	20,749
Callon Petroleum Co.(1)	7,349	79,075
Chevron Corp.	32,840	4,146,707
Cimarex Energy Co.	5,583	550,484
CNOOC Ltd.	653,000	1,091,516
CNOOC Ltd. ADR	2,775	466,200
Comstock Resources, Inc.(1)	179	1,629
Concho Resources, Inc.(1)	11,291	1,646,792
ConocoPhillips	2,524	182,157
Continental Resources, Inc.(1)	3,453	220,543
Delek US Holdings, Inc.	1,500	79,980
Devon Energy Corp.	15,099	679,606
Earthstone Energy, Inc., Class A(1)	2,026	19,733
Eni SpA	95,661	1,841,683
EQT Corp.	29,557	1,468,392
Extraction Oil & Gas, Inc.(1)	3,160	47,779
Exxon Mobil Corp.	10,161	828,223
Gazprom PJSC ADR	314,204	1,408,577
HollyFrontier Corp.	13,765	1,026,594
Imperial Oil Ltd.	11,516	394,387
Kelt Exploration Ltd.(1)	13,600	103,920
Lundin Petroleum AB	30,950	1,021,113
Marathon Petroleum Corp.	16,580	1,340,161
Neste Oyj	10,300	850,569
Noble Energy, Inc.	40,664	1,467,564

	Shares/ Principal Amount	Value
Novatek PJSC GDR	5,525	$879,027
Occidental Petroleum Corp.	1,123	94,253
Parex Resources, Inc.(1)	9,919	175,070
PBF Energy, Inc., Class A	2,616	122,167
Phillips 66	10,508	1,296,057
Royal Dutch Shell plc, A Shares	45,633	1,565,610
Royal Dutch Shell plc, Class B ADR	12,750	905,760
Saras SpA	476,126	1,141,354
Surgutneftegas PJSC Preference Shares	2,373,069	1,312,384
TOTAL SA	7,570	494,472
TOTAL SA ADR	37,742	2,462,665
United Tractors Tbk PT	167,900	410,435
WildHorse Resource Development Corp.(1)	668	14,649
		33,224,595
Paper and Forest Products — 0.1%
Ence Energia y Celulosa SA	17,850	168,444
Louisiana-Pacific Corp.	13,580	365,574
		534,018
Personal Products — 0.6%
Cosmax, Inc.	3,483	423,446
Edgewell Personal Care Co.(1)	14,055	757,002
Estee Lauder Cos., Inc. (The), Class A	5,262	710,054
Godrej Consumer Products Ltd.	32,433	622,734
Kose Corp.	700	133,909
Medifast, Inc.	1,333	228,850
Shiseido Co. Ltd.	16,600	1,218,853
Unilever NV CVA	25,840	1,487,836
		5,582,684
Pharmaceuticals — 2.5%
Aerie Pharmaceuticals, Inc.(1)	747	50,460
Allergan plc	10,627	1,956,324
AstraZeneca plc	18,870	1,452,632
Bristol-Myers Squibb Co.	18,805	1,104,794
Catalent, Inc.(1)	3,239	135,066
Dechra Pharmaceuticals plc	4,910	192,436
Eli Lilly & Co.	1,445	142,781
Hikma Pharmaceuticals plc	8,850	190,620
Horizon Pharma plc(1)	3,027	53,366
Jazz Pharmaceuticals plc(1)	4,214	729,359
Johnson & Johnson	33,685	4,463,936
Medicines Co. (The)(1)	1,038	41,240
Merck & Co., Inc.	26,846	1,768,346
Optinose, Inc.(1)	1,564	31,827
Pfizer, Inc.	125,279	5,002,391
Roche Holding AG	2,490	611,215
Sanofi ADR	78,129	3,387,673

	Shares/ Principal Amount	Value
Zoetis, Inc.	12,431	$1,075,033
		22,389,499
Professional Services — 0.9%
ASGN, Inc.(1)	1,113	100,504
Capita plc	569,743	1,211,462
Dun & Bradstreet Corp. (The)	941	118,462
Huron Consulting Group, Inc.(1)	1,112	48,539
IHS Markit Ltd.(1)	16,750	888,253
InnerWorkings, Inc.(1)	9,280	82,221
Insperity, Inc.	2,122	201,802
Intertek Group plc	14,257	1,100,326
Kforce, Inc.	1,058	39,992
Outsourcing, Inc.	11,900	255,741
Recruit Holdings Co. Ltd.	33,400	912,552
Robert Half International, Inc.	18,018	1,365,044
Teleperformance	1,090	199,856
TransUnion	5,619	406,816
TrueBlue, Inc.(1)	422	11,415
Trust Tech, Inc.	2,600	106,962
Verisk Analytics, Inc.(1)	11,394	1,260,404
		8,310,351
Real Estate Management and Development — 1.0%
Aroundtown SA	99,820	833,413
Ayala Land, Inc.	688,400	529,538
CapitaLand Ltd.	82,100	194,794
Central Pattana PCL	79,500	181,008
China Resources Land Ltd.	80,000	292,519
CIFI Holdings Group Co. Ltd.	430,000	279,397
CK Asset Holdings Ltd.	27,500	210,392
Colliers International Group, Inc.	2,450	200,317
Corp. Inmobiliaria Vesta SAB de CV	105,084	163,509
Country Garden Holdings Co. Ltd.	67,000	103,798
FirstService Corp.	1,004	83,301
Godrej Properties Ltd.(1)	6,852	71,406
Jones Lang LaSalle, Inc.	4,611	788,527
KWG Property Holding Ltd.	355,000	403,437
Longfor Group Holdings Ltd.	106,500	299,186
Mitsui Fudosan Co. Ltd.	26,400	629,454
New World Development Co. Ltd.	91,000	129,618
Newmark Group, Inc., Class A	472	6,580
Relo Group, Inc.	7,900	213,724
Shimao Property Holdings Ltd.	102,500	290,561
Sumitomo Realty & Development Co. Ltd.	18,000	658,087
Sun Hung Kai Properties Ltd.	30,500	477,956
Swire Properties Ltd.	60,600	238,569
Tateru, Inc.	9,600	159,864
VGP NV	1,612	121,016

	Shares/ Principal Amount	Value
Vonovia SE	18,404	$891,173
Wharf Real Estate Investment Co. Ltd.	58,000	422,306
		8,873,450
Road and Rail — 0.7%
ArcBest Corp.	810	37,705
Canadian Pacific Railway Ltd.	3,611	716,206
CJ Logistics Corp.(1)	4,006	540,746
DSV A/S	8,773	735,701
Heartland Express, Inc.	25,864	496,330
Localiza Rent a Car SA	183,500	1,130,344
Norfolk Southern Corp.	1,509	255,021
Ryder System, Inc.	2,555	200,056
Saia, Inc.(1)	693	52,218
Sankyu, Inc.	700	37,625
Seino Holdings Co. Ltd.	10,200	177,792
Union Pacific Corp.	14,664	2,197,987
		6,577,731
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.	91,444	4,446,922
ASML Holding NV	12,106	2,597,654
Broadcom, Inc.	15,756	3,494,208
Cypress Semiconductor Corp.	1,725	30,722
Entegris, Inc.	2,659	93,464
Globalwafers Co. Ltd.	43,000	726,171
Infineon Technologies AG	30,530	808,968
Integrated Device Technology, Inc.(1)	1,923	66,209
Intel Corp.	80,934	3,892,925
Kulicke & Soffa Industries, Inc.	926	24,409
Lam Research Corp.	7,985	1,522,260
Marvell Technology Group Ltd.	35,448	755,397
Maxim Integrated Products, Inc.	21,187	1,295,373
Microchip Technology, Inc.	21,295	1,989,592
MKS Instruments, Inc.	1,493	140,790
Monolithic Power Systems, Inc.	939	124,586
NVIDIA Corp.	417	102,107
NXP Semiconductors NV(1)	577	55,011
ON Semiconductor Corp.(1)	4,601	101,452
Powertech Technology, Inc.	92,000	259,946
QUALCOMM, Inc.	9,871	632,632
Rohm Co. Ltd.	7,700	654,206
Semtech Corp.(1)	2,255	107,000
SK Hynix, Inc.	9,890	762,979
Skyworks Solutions, Inc.	5,448	515,272
SOITEC(1)	1,724	147,871
SUMCO Corp.	4,800	102,298
Taiwan Semiconductor Manufacturing Co. Ltd.	338,425	2,719,427
Teradyne, Inc.	9,392	406,204

	Shares/ Principal Amount	Value
Texas Instruments, Inc.	3,181	$354,109
Xilinx, Inc.	14,727	1,061,375
		29,991,539
Software — 3.9%
Activision Blizzard, Inc.	17,049	1,251,738
Adobe Systems, Inc.(1)	9,044	2,212,886
Autodesk, Inc.(1)	9,055	1,163,024
Avalara, Inc.(1)	523	20,052
Aveva Group plc	6,571	226,831
Bottomline Technologies de, Inc.(1)	2,812	151,567
Cadence Design Systems, Inc.(1)	5,379	237,160
CDK Global, Inc.	817	51,022
Electronic Arts, Inc.(1)	23,896	3,076,610
Fair Isaac Corp.(1)	311	62,654
Intuit, Inc.	426	87,006
Microsoft Corp.	135,481	14,371,825
Nice Ltd. ADR(1)	2,260	247,244
Oracle Corp. (New York)	54,612	2,603,900
Paylocity Holding Corp.(1)	1,921	111,418
Progress Software Corp.	1,119	41,168
RealPage, Inc.(1)	2,209	121,716
Red Hat, Inc.(1)	8,204	1,158,651
RingCentral, Inc., Class A(1)	1,386	102,218
salesforce.com, Inc.(1)	11,661	1,599,306
Sapiens International Corp. NV	668	6,894
ServiceNow, Inc.(1)	5,803	1,021,096
Splunk, Inc.(1)	16,072	1,544,519
Synopsys, Inc.(1)	4,475	400,199
Systena Corp.	7,300	89,116
Take-Two Interactive Software, Inc.(1)	11,221	1,268,197
Tyler Technologies, Inc.(1)	3,804	855,862
Ubisoft Entertainment SA(1)	9,844	1,087,106
Zendesk, Inc.(1)	1,828	99,571
Zynga, Inc., Class A(1)	7,556	28,637
		35,299,193
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	8,401	1,186,473
Asbury Automotive Group, Inc.(1)	2,940	206,682
At Home Group, Inc.(1)	1,115	40,441
AutoZone, Inc.(1)	2,445	1,725,021
Best Buy Co., Inc.	3,723	279,337
Boot Barn Holdings, Inc.(1)	3,528	82,520
Burlington Stores, Inc.(1)	9,299	1,420,980
Camping World Holdings, Inc., Class A	4,199	93,092
Conn's, Inc.(1)	1,798	60,952
Floor & Decor Holdings, Inc., Class A(1)	6,645	317,299
Fnac Darty SA(1)	1,470	133,562

	Shares/ Principal Amount	Value
Foschini Group Ltd. (The)	26,815	$350,677
Home Depot, Inc. (The)	1,325	261,714
Hotel Shilla Co. Ltd.	7,431	662,954
Kingfisher plc	575,497	2,241,178
MarineMax, Inc.(1)	790	14,812
Nextage Co. Ltd.	13,000	95,336
Nitori Holdings Co. Ltd.	4,000	603,318
O'Reilly Automotive, Inc.(1)	5,600	1,713,600
Penske Automotive Group, Inc.	999	52,148
Petrobras Distribuidora SA	63,800	333,508
RH(1)	550	74,723
Ross Stores, Inc.	25,155	2,199,302
Tailored Brands, Inc.	2,785	56,146
TJX Cos., Inc. (The)	18,300	1,779,858
		15,985,633
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc.	55,716	10,602,198
Cray, Inc.(1)	2,467	61,552
HP, Inc.	13,579	313,403
Immersion Corp.(1)	1,791	25,146
NetApp, Inc.	16,681	1,293,111
Samsung Electronics Co. Ltd.	52,305	2,162,523
Western Digital Corp.	8,588	602,448
		15,060,381
Textiles, Apparel and Luxury Goods — 1.1%
adidas AG	4,430	979,839
ANTA Sports Products Ltd.	121,000	616,635
Carter's, Inc.	2,277	238,698
Columbia Sportswear Co.	1,276	110,987
Deckers Outdoor Corp.(1)	11,798	1,331,168
G-III Apparel Group Ltd.(1)	1,870	85,459
Kering SA	1,570	837,161
Lululemon Athletica, Inc.(1)	5,480	657,326
Michael Kors Holdings Ltd.(1)	19,165	1,278,880
Oxford Industries, Inc.	273	25,149
Shenzhou International Group Holdings Ltd.	69,000	846,122
Swatch Group AG (The)	670	301,048
Tapestry, Inc.	45,878	2,161,771
VF Corp.	5,261	484,380
		9,954,623
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	33,193	433,832
Merchants Bancorp	288	7,059
NMI Holdings, Inc., Class A(1)	3,202	66,922
		507,813
Tobacco — 0.2%
Altria Group, Inc.	25,164	1,476,624

	Shares/ Principal Amount	Value
Trading Companies and Distributors — 0.8%
AerCap Holdings NV(1)	22,397	$1,257,143
Ashtead Group plc	4,520	138,885
Beacon Roofing Supply, Inc.(1)	1,386	58,323
Bunzl plc	31,150	926,066
DXP Enterprises, Inc.(1)	275	11,368
Ferguson plc	14,008	1,105,010
Foundation Building Materials, Inc.(1)	4,730	68,538
GMS, Inc.(1)	1,795	47,101
Howden Joinery Group plc	22,890	143,341
MonotaRO Co. Ltd.	15,200	762,617
MRC Global, Inc.(1)	4,778	108,222
MSC Industrial Direct Co., Inc., Class A	9,557	808,809
SiteOne Landscape Supply, Inc.(1)	1,374	122,506
United Rentals, Inc.(1)	7,958	1,184,150
Yamazen Corp.	35,500	362,255
		7,104,334
Transportation Infrastructure†
Airports of Thailand PCL	180,100	358,630
Water Utilities†
Connecticut Water Service, Inc.	406	26,155
SJW Group	883	57,112
		83,267
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Series L ADR	37,971	649,684
T-Mobile US, Inc.(1)	19,371	1,162,260
		1,811,944
TOTAL COMMON STOCKS (Cost $536,182,864)		697,972,133
CORPORATE BONDS — 7.8%
Aerospace and Defense — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(2)	$25,000	27,719
Bombardier, Inc., 5.75%, 3/15/22(2)	125,000	126,250
Bombardier, Inc., 6.00%, 10/15/22(2)	30,000	30,338
Bombardier, Inc., 7.50%, 3/15/25(2)	55,000	58,025
KLX, Inc., 5.875%, 12/1/22(2)	70,000	72,712
Lockheed Martin Corp., 3.55%, 1/15/26	60,000	59,640
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	18,967
Rockwell Collins, Inc., 4.35%, 4/15/47	20,000	19,735
TransDigm, Inc., 6.00%, 7/15/22	135,000	137,727
TransDigm, Inc., 6.375%, 6/15/26	50,000	50,375
United Technologies Corp., 6.05%, 6/1/36	66,000	76,643
		678,131
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	80,000	76,825
XPO Logistics, Inc., 6.50%, 6/15/22(2)	30,000	30,938
		107,763

		Shares/ Principal Amount	Value
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)		$125,000	$125,938
United Continental Holdings, Inc., 5.00%, 2/1/24		140,000	137,550
			263,488
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		20,000	20,525
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		110,000	109,450
Tenneco, Inc., 5.00%, 7/15/26		105,000	92,925
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		110,000	111,985
			334,885
Automobiles — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18		10,000	9,995
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		125,000	127,031
Ford Motor Co., 4.35%, 12/8/26		40,000	38,543
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		330,000	348,212
General Motors Co., 5.15%, 4/1/38		60,000	57,833
General Motors Financial Co., Inc., 3.20%, 7/6/21		130,000	128,251
General Motors Financial Co., Inc., 5.25%, 3/1/26		60,000	62,228
Toyota Motor Credit Corp., MTN, VRN, 2.57%, 8/15/18, resets quarterly off the 3-month LIBOR plus 0.23%		500,000	500,096
			1,272,189
Banks — 0.7%
Akbank Turk AS, 5.00%, 10/24/22		70,000	64,760
Avi Funding Co. Ltd., 3.80%, 9/16/25(2)		143,000	140,026
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(3)		114,000	111,292
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	100,000	119,272
Bancolombia SA, VRN, 4.875%, 10/18/22(3)		$150,000	147,562
Banistmo SA, 3.65%, 9/19/22		150,000	144,750
Bank of America Corp., MTN, 4.20%, 8/26/24		200,000	201,115
Bank of America Corp., MTN, 4.00%, 1/22/25		70,000	69,205
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	129,658
Bank of America Corp., MTN, 5.00%, 1/21/44		$140,000	150,414
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		20,000	20,105
Bank of America Corp., VRN, 3.42%, 12/20/27(3)		13,000	12,204
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	69,534
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	100,000	122,251
Branch Banking & Trust Co., 3.625%, 9/16/25		$30,000	29,583
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	100,000	120,092
Capital One Financial Corp., 3.75%, 7/28/26		$225,000	211,983
Citigroup, Inc., 2.75%, 4/25/22		110,000	106,577
Citigroup, Inc., 4.05%, 7/30/22		80,000	80,605
Citigroup, Inc., 3.20%, 10/21/26		25,000	23,437
Citigroup, Inc., 4.45%, 9/29/27		230,000	227,500
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		140,000	132,118
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	100,000	141,124
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	100,000	122,254
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	93,000	120,186

		Shares/ Principal Amount	Value
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	130,000	$166,993
Fifth Third BanCorp., 4.30%, 1/16/24		$40,000	40,632
Huntington Bancshares, Inc., 2.30%, 1/14/22		75,000	71,939
JPMorgan Chase & Co., 4.625%, 5/10/21		30,000	31,008
JPMorgan Chase & Co., 3.25%, 9/23/22		40,000	39,760
JPMorgan Chase & Co., 3.875%, 9/10/24		435,000	431,274
JPMorgan Chase & Co., 3.125%, 1/23/25		110,000	105,502
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(3)		50,000	46,259
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(3)		20,000	18,328
KEB Hana Bank, MTN, 4.375%, 9/30/24		114,000	112,181
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	75,000	105,941
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	33,764
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(3)		$257,000	257,404
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		225,000	229,885
Regions Financial Corp., 2.75%, 8/14/22		50,000	48,202
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		55,000	58,203
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(2)		121,000	121,718
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(2)(3)		90,000	71,975
US Bancorp, MTN, 3.60%, 9/11/24		110,000	109,226
Wells Fargo & Co., 3.07%, 1/24/23		80,000	78,063
Wells Fargo & Co., 4.125%, 8/15/23		100,000	100,641
Wells Fargo & Co., 3.00%, 4/22/26		140,000	130,877
Wells Fargo & Co., MTN, 2.60%, 7/22/20		225,000	222,651
Wells Fargo & Co., MTN, 4.10%, 6/3/26		70,000	69,328
Wells Fargo & Co., MTN, 4.65%, 11/4/44		36,000	35,451
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(3)		30,000	28,798
Wells Fargo Bank N.A., MTN, 1.80%, 11/28/18		500,000	498,882
Woori Bank, MTN, 4.75%, 4/30/24		86,000	85,423
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(2)		70,000	60,210
Zenith Bank plc, 6.25%, 4/22/19(2)		150,000	151,617
			6,379,742
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		180,000	178,765
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		150,000	147,541
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		130,000	135,871
Constellation Brands, Inc., 4.75%, 12/1/25		90,000	93,707
			555,884
Biotechnology — 0.1%
AbbVie, Inc., 2.90%, 11/6/22		170,000	165,760
AbbVie, Inc., 3.60%, 5/14/25		20,000	19,515
AbbVie, Inc., 4.40%, 11/6/42		80,000	76,365
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		80,000	84,750
Amgen, Inc., 4.66%, 6/15/51		80,000	81,397
Biogen, Inc., 3.625%, 9/15/22		70,000	70,278
Celgene Corp., 3.25%, 8/15/22		50,000	49,174
Celgene Corp., 3.625%, 5/15/24		150,000	147,853

	Shares/ Principal Amount	Value
Celgene Corp., 3.875%, 8/15/25	$40,000	$39,479
Celgene Corp., 5.00%, 8/15/45	10,000	10,084
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	41,284
Gilead Sciences, Inc., 3.65%, 3/1/26	230,000	228,834
		1,014,773
Building Products†
Masco Corp., 4.45%, 4/1/25	60,000	60,499
Capital Markets†
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	50,000	45,238
SURA Asset Management SA, 4.375%, 4/11/27	55,000	53,944
		99,182
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	140,000	141,225
CF Industries, Inc., 3.45%, 6/1/23	95,000	91,319
Equate Petrochemical BV, 4.25%, 11/3/26(2)	46,000	45,470
Hexion, Inc., 6.625%, 4/15/20	80,000	75,600
Huntsman International LLC, 5.125%, 11/15/22	85,000	87,869
INEOS Group Holdings SA, 5.625%, 8/1/24(2)	120,000	119,100
NOVA Chemicals Corp., 4.875%, 6/1/24(2)	200,000	193,940
Olin Corp., 5.125%, 9/15/27	70,000	68,775
Platform Specialty Products Corp., 5.875%, 12/1/25(2)	80,000	80,476
Tronox Finance plc, 5.75%, 10/1/25(2)	30,000	28,987
		932,761
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21	100,000	105,375
Covanta Holding Corp., 5.875%, 3/1/24	160,000	160,400
Envision Healthcare Corp., 5.125%, 7/1/22(2)	100,000	101,875
Iron Mountain, Inc., 5.75%, 8/15/24	125,000	124,219
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	73,000	78,292
Republic Services, Inc., 3.55%, 6/1/22	100,000	100,368
		670,529
Communications Equipment — 0.1%
CommScope Technologies LLC, 5.00%, 3/15/27(2)	100,000	96,375
HTA Group Ltd., 9.125%, 3/8/22(2)	86,000	88,365
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	50,000	51,406
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	140,000	143,850
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(2)	90,000	89,325
		469,321
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	125,000	124,844
Construction Materials — 0.1%
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	100,000	98,375
Cemex SAB de CV, 6.125%, 5/5/25	115,000	119,197
Owens Corning, 4.20%, 12/15/22	50,000	50,466
Standard Industries, Inc., 6.00%, 10/15/25(2)	100,000	101,750

		Shares/ Principal Amount	Value
USG Corp., 5.50%, 3/1/25(2)		$60,000	$61,575
			431,363
Consumer Discretionary†
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(2)		210,000	202,650
Consumer Finance — 0.1%
American Express Credit Corp., MTN, 2.25%, 5/5/21		140,000	136,554
CIT Group, Inc., 5.00%, 8/15/22		160,000	163,400
CIT Group, Inc., 5.00%, 8/1/23		50,000	50,813
Discover Financial Services, 3.75%, 3/4/25		150,000	143,873
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		70,000	72,537
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		100,000	101,860
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)		35,000	33,119
Navient Corp., 5.00%, 10/26/20		65,000	65,162
Navient Corp., 5.50%, 1/25/23		220,000	215,875
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)		90,000	90,337
Synchrony Financial, 2.60%, 1/15/19		30,000	29,967
Synchrony Financial, 3.00%, 8/15/19		10,000	9,988
			1,113,485
Containers and Packaging — 0.1%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23		200,000	203,250
Ball Corp., 5.00%, 3/15/22		40,000	41,200
Ball Corp., 4.00%, 11/15/23		100,000	97,625
Ball Corp., 5.25%, 7/1/25		35,000	36,006
Berry Global, Inc., 5.50%, 5/15/22		85,000	86,381
Berry Global, Inc., 5.125%, 7/15/23		60,000	59,775
BWAY Holding Co., 5.50%, 4/15/24(2)		40,000	39,150
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		190,000	188,456
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)		40,000	40,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)		100,000	99,565
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		200,000	202,875
Sealed Air Corp., 5.125%, 12/1/24(2)		105,000	106,313
			1,201,346
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		40,000	38,656
Diversified Financial Services — 0.3%
Ally Financial, Inc., 4.625%, 3/30/25		155,000	154,031
Ally Financial, Inc., 5.75%, 11/20/25		20,000	20,825
Ally Financial, Inc., 8.00%, 11/1/31		70,000	84,700
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	81,627
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(3)	GBP	100,000	125,913
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$200,000	195,866
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		220,000	218,121
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		20,000	19,815

		Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	$72,483
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$50,000	53,434
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		130,000	126,013
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		195,000	185,331
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		110,000	113,683
HSBC Holdings plc, 2.95%, 5/25/21		200,000	197,389
HSBC Holdings plc, 4.375%, 11/23/26		200,000	199,349
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	91,557
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	80,800
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		170,000	160,395
Morgan Stanley, 2.75%, 5/19/22		30,000	29,111
Morgan Stanley, 5.00%, 11/24/25		30,000	31,231
Morgan Stanley, 4.375%, 1/22/47		30,000	29,572
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	257,317
Morgan Stanley, MTN, 3.70%, 10/23/24		270,000	267,212
Morgan Stanley, MTN, 4.00%, 7/23/25		130,000	130,099
			2,925,874
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 5.00%, 3/1/21		70,000	72,658
AT&T, Inc., 3.40%, 5/15/25		170,000	161,515
AT&T, Inc., 4.10%, 2/15/28(2)		30,000	29,048
AT&T, Inc., 4.75%, 5/15/46		12,000	11,024
AT&T, Inc., 5.15%, 11/15/46(2)		91,000	88,061
CenturyLink, Inc., 5.625%, 4/1/20		170,000	174,463
CenturyLink, Inc., 5.80%, 3/15/22		90,000	90,338
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		30,000	26,850
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)		180,000	171,731
Frontier Communications Corp., 7.125%, 3/15/19		205,000	207,050
Frontier Communications Corp., 7.125%, 1/15/23		145,000	105,669
Frontier Communications Corp., 6.875%, 1/15/25		140,000	88,900
Frontier Communications Corp., 11.00%, 9/15/25		10,000	8,150
Hughes Satellite Systems Corp., 5.25%, 8/1/26		100,000	95,875
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	49,750
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		175,000	176,531
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)		180,000	192,825
Level 3 Financing, Inc., 5.375%, 8/15/22		160,000	160,800
Level 3 Financing, Inc., 5.375%, 5/1/25		55,000	53,763
Ooredoo International Finance Ltd., 7.875%, 6/10/19(2)		129,000	134,516
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)		86,000	83,005
Orange SA, 4.125%, 9/14/21		70,000	71,492
Sprint Capital Corp., 8.75%, 3/15/32		100,000	107,875
Telecom Italia Capital SA, 6.375%, 11/15/33		200,000	203,000
Telefonica Emisiones SAU, 5.46%, 2/16/21		10,000	10,479
Verizon Communications, Inc., 3.50%, 11/1/24		60,000	58,893
Verizon Communications, Inc., 2.625%, 8/15/26		50,000	45,312

	Shares/ Principal Amount	Value
Verizon Communications, Inc., 4.75%, 11/1/41	$40,000	$39,456
Verizon Communications, Inc., 5.01%, 8/21/54	30,000	30,082
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(2)	49,000	46,060
		2,795,171
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)	86,000	85,482
Greenko Investment Co., 4.875%, 8/16/23(2)	57,000	53,164
Minejesa Capital BV, 4.625%, 8/10/30(2)	114,000	107,536
		246,182
Energy Equipment and Services — 0.1%
Ensco plc, 8.00%, 1/31/24	96,000	96,960
Ensco plc, 5.20%, 3/15/25	80,000	68,500
Halliburton Co., 3.80%, 11/15/25	60,000	59,764
Halliburton Co., 4.85%, 11/15/35	40,000	42,203
Nabors Industries, Inc., 4.625%, 9/15/21	70,000	69,125
Noble Holding International Ltd., 7.75%, 1/15/24	235,000	229,125
Precision Drilling Corp., 5.25%, 11/15/24	105,000	100,800
Transocean, Inc., 9.00%, 7/15/23(2)	200,000	216,500
Weatherford International Ltd., 7.75%, 6/15/21	95,000	97,969
Weatherford International Ltd., 4.50%, 4/15/22	185,000	172,050
		1,152,996
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	60,000	61,965
American Tower Corp., 3.375%, 10/15/26	70,000	65,379
Boston Properties LP, 3.65%, 2/1/26	70,000	67,877
Crown Castle International Corp., 5.25%, 1/15/23	10,000	10,500
Crown Castle International Corp., 4.45%, 2/15/26	80,000	80,320
Equinix, Inc., 5.375%, 4/1/23	70,000	72,100
Equinix, Inc., 5.375%, 5/15/27	90,000	90,900
Essex Portfolio LP, 3.625%, 8/15/22	70,000	69,646
Essex Portfolio LP, 3.25%, 5/1/23	20,000	19,453
Hospitality Properties Trust, 4.65%, 3/15/24	80,000	79,867
Iron Mountain, Inc., 4.875%, 9/15/27(2)	100,000	92,125
Kilroy Realty LP, 3.80%, 1/15/23	60,000	59,622
Kimco Realty Corp., 2.80%, 10/1/26	50,000	44,607
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	90,000	92,475
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	75,000	75,938
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(2)	95,000	86,925
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)	60,000	58,050
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23	85,000	79,900
Welltower, Inc., 3.75%, 3/15/23	60,000	59,335
		1,266,984

		Shares/ Principal Amount	Value
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22(2)		$57,000	$56,347
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)		200,000	222,151
			278,498
Food and Staples Retailing — 0.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24		150,000	144,375
Cencosud SA, 4.375%, 7/17/27		140,000	130,504
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)		229,000	223,445
CVS Health Corp., 3.50%, 7/20/22		50,000	49,776
Horizon Pharma, Inc., 6.625%, 5/1/23		75,000	75,937
Kroger Co. (The), 3.30%, 1/15/21		110,000	110,210
Kroger Co. (The), 3.875%, 10/15/46		30,000	25,651
Rite Aid Corp., 6.125%, 4/1/23(2)		200,000	202,000
SUPERVALU, Inc., 6.75%, 6/1/21		22,000	22,523
Tesco plc, MTN, 5.50%, 12/13/19	GBP	60,000	83,029
Walmart, Inc., 2.55%, 4/11/23		$4,000	3,876
Walmart, Inc., 4.05%, 6/29/48		110,000	112,202
			1,183,528
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		80,000	77,000
General Mills, Inc., 4.00%, 4/17/25		40,000	39,974
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)		70,000	70,788
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(2)		60,000	57,750
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		80,000	75,301
Kraft Heinz Foods Co., 5.20%, 7/15/45		30,000	29,808
Kraft Heinz Foods Co., 4.375%, 6/1/46		10,000	8,925
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)		90,000	88,650
MHP SE, 7.75%, 5/10/24(2)		71,000	73,055
Minerva Luxembourg SA, 6.50%, 9/20/26		183,000	171,105
Minerva Luxembourg SA, 5.875%, 1/19/28(2)		40,000	35,350
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		280,000	268,450
Post Holdings, Inc., 5.00%, 8/15/26(2)		250,000	235,860
			1,232,016
Gas Utilities — 0.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		50,000	51,176
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22		22,000	22,771
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		90,000	95,063
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27		190,000	191,187
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23		40,000	41,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		90,000	91,238
Enbridge, Inc., 4.00%, 10/1/23		40,000	40,428
Enbridge, Inc., 4.50%, 6/10/44		40,000	38,811

	Shares/ Principal Amount	Value
Energy Transfer Equity LP, 4.25%, 3/15/23	$50,000	$48,750
Energy Transfer Equity LP, 5.875%, 1/15/24	110,000	114,675
Energy Transfer Equity LP, 5.50%, 6/1/27	125,000	128,438
Energy Transfer Partners LP, 4.15%, 10/1/20	70,000	70,783
Energy Transfer Partners LP, 3.60%, 2/1/23	12,000	11,765
Energy Transfer Partners LP, 6.50%, 2/1/42	40,000	43,153
Enterprise Products Operating LLC, 5.20%, 9/1/20	35,000	36,389
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	133,198
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	45,000	46,125
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	200,000	187,500
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	50,000	52,493
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	100,966
Magellan Midstream Partners LP, 6.55%, 7/15/19	36,000	37,254
MPLX LP, 4.875%, 6/1/25	140,000	145,679
MPLX LP, 4.50%, 4/15/38	20,000	19,071
MPLX LP, 5.20%, 3/1/47	10,000	10,158
NuStar Logistics LP, 4.75%, 2/1/22	40,000	39,300
ONEOK, Inc., 4.00%, 7/13/27	40,000	39,398
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	90,000	88,702
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	31,190	31,951
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	120,000	128,101
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	107,478
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	150,000	144,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	94,000	94,470
TransCanada PipeLines Ltd., 2.50%, 8/1/22	12,000	11,550
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	49,204
Williams Cos., Inc. (The), 4.55%, 6/24/24	220,000	222,200
Williams Partners LP, 5.10%, 9/15/45	50,000	51,107
		2,765,907
Health Care Equipment and Supplies — 0.1%
Abbott Laboratories, 2.00%, 9/15/18	20,000	19,994
Becton Dickinson and Co., 3.73%, 12/15/24	80,000	78,548
Becton Dickinson and Co., 3.70%, 6/6/27	40,000	38,471
DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	72,275
Mallinckrodt International Finance SA, 4.75%, 4/15/23	170,000	145,350
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(2)	40,000	34,650
Medtronic, Inc., 2.50%, 3/15/20	40,000	39,709
Medtronic, Inc., 3.50%, 3/15/25	130,000	129,467
Medtronic, Inc., 4.375%, 3/15/35	50,000	52,416
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	50,000	49,625
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	65,424

	Shares/ Principal Amount	Value
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	$27,000	$26,822
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	40,000	44,933
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	30,000	29,745
		827,429
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	24,875
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	70,875
Aetna, Inc., 2.75%, 11/15/22	60,000	57,755
Anthem, Inc., 3.65%, 12/1/27	40,000	38,208
Anthem, Inc., 4.65%, 1/15/43	40,000	39,604
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	35,000	33,283
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	29,700
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	100,000	93,500
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(2)	55,000	45,513
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(2)(3)	150,000	135,375
CVS Health Corp., 4.30%, 3/25/28	120,000	119,780
CVS Health Corp., 4.78%, 3/25/38	40,000	40,378
CVS Health Corp., 5.05%, 3/25/48	60,000	62,412
DaVita, Inc., 5.125%, 7/15/24	107,000	104,325
DaVita, Inc., 5.00%, 5/1/25	155,000	146,475
Encompass Health Corp., 5.75%, 11/1/24	55,000	56,002
Envision Healthcare Corp., 5.625%, 7/15/22	155,000	159,262
Express Scripts Holding Co., 3.40%, 3/1/27	130,000	121,169
HCA, Inc., 3.75%, 3/15/19	120,000	120,486
HCA, Inc., 7.50%, 2/15/22	215,000	236,769
HCA, Inc., 5.00%, 3/15/24	110,000	111,925
HCA, Inc., 5.375%, 2/1/25	220,000	223,300
HCA, Inc., 4.50%, 2/15/27	70,000	68,250
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	95,000	95,921
Mylan NV, 3.95%, 6/15/26	30,000	28,801
Northwell Healthcare, Inc., 4.26%, 11/1/47	30,000	28,519
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	50,375
Tenet Healthcare Corp., 8.125%, 4/1/22	230,000	245,812
Tenet Healthcare Corp., 6.75%, 6/15/23	50,000	50,948
Tenet Healthcare Corp., 5.125%, 5/1/25	150,000	145,734
Tenet Healthcare Corp., 7.00%, 8/1/25(2)	230,000	231,725
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	78,947
UnitedHealth Group, Inc., 3.75%, 7/15/25	80,000	80,353
UnitedHealth Group, Inc., 4.75%, 7/15/45	50,000	54,476
Universal Health Services, Inc., 5.00%, 6/1/26(2)	125,000	123,125
		3,353,957
Hotels, Restaurants and Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	130,000	125,287
Aramark Services, Inc., 5.125%, 1/15/24	65,000	65,731
Aramark Services, Inc., 5.00%, 4/1/25(2)	30,000	30,075

	Shares/ Principal Amount	Value
Boyd Gaming Corp., 6.875%, 5/15/23	$91,000	$96,033
Boyd Gaming Corp., 6.375%, 4/1/26	75,000	76,875
Eldorado Resorts, Inc., 7.00%, 8/1/23	160,000	168,557
Golden Nugget, Inc., 6.75%, 10/15/24(2)	140,000	140,000
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	150,000	144,937
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	90,000	87,975
International Game Technology plc, 6.25%, 2/15/22(2)	170,000	176,800
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	85,000	87,975
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	45,000	44,494
McDonald's Corp., MTN, 3.375%, 5/26/25	30,000	29,554
McDonald's Corp., MTN, 4.70%, 12/9/35	20,000	21,075
McDonald's Corp., MTN, 4.45%, 3/1/47	70,000	70,555
MGM Resorts International, 6.00%, 3/15/23	135,000	140,231
MGM Resorts International, 4.625%, 9/1/26	50,000	47,250
Penn National Gaming, Inc., 5.625%, 1/15/27(2)	175,000	165,597
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	50,000	49,813
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	31,656
Scientific Games International, Inc., 6.25%, 9/1/20	70,000	70,175
Scientific Games International, Inc., 10.00%, 12/1/22	105,000	112,481
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	235,000	232,650
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	49,563
		2,265,339
Household Durables — 0.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23	5,000	5,131
Beazer Homes USA, Inc., 6.75%, 3/15/25	130,000	122,850
Beazer Homes USA, Inc., 5.875%, 10/15/27	90,000	78,750
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	50,000	50,500
Century Communities, Inc., 6.875%, 5/15/22	30,000	30,654
Lennar Corp., 4.50%, 4/30/24	160,000	155,600
Meritage Homes Corp., 5.125%, 6/6/27	190,000	174,800
PulteGroup, Inc., 5.50%, 3/1/26	100,000	99,001
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	60,000	59,850
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)	225,000	220,005
Toll Brothers Finance Corp., 4.35%, 2/15/28	50,000	45,063
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	265,000	264,337
William Lyon Homes, Inc., 5.875%, 1/31/25	115,000	108,981
		1,415,522
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)	65,000	64,188
Spectrum Brands, Inc., 6.625%, 11/15/22	155,000	160,037

		Shares/ Principal Amount	Value
Spectrum Brands, Inc., 5.75%, 7/15/25		$40,000	$40,100
			264,325
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47		30,000	29,364
General Electric Co., 4.125%, 10/9/42		30,000	27,858
Rumo Luxembourg Sarl, 7.375%, 2/9/24		100,000	103,950
			161,172
Insurance — 0.3%
Allianz SE, MTN, VRN, 4.75%, 10/24/23(3)	EUR	100,000	134,853
American International Group, Inc., 4.125%, 2/15/24		$110,000	111,066
American International Group, Inc., 4.50%, 7/16/44		40,000	38,384
Assicurazioni Generali SpA, MTN, VRN, 4.60%, 11/21/25(3)	EUR	100,000	119,686
AXA SA, 7.125%, 12/15/20	GBP	20,000	29,553
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$78,000	77,804
Berkshire Hathaway, Inc., 2.75%, 3/15/23		30,000	29,386
Berkshire Hathaway, Inc., 4.50%, 2/11/43		50,000	52,782
Chubb INA Holdings, Inc., 3.15%, 3/15/25		70,000	67,949
Chubb INA Holdings, Inc., 3.35%, 5/3/26		30,000	29,212
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	100,000	123,888
Fiore Capital LLC, VRDN, 1.98%, 8/9/18 (LOC: Wells Fargo Bank N.A.)(3)		$450,000	450,000
Genworth Holdings, Inc., 7.625%, 9/24/21		35,000	36,575
Genworth Holdings, Inc., VRN, 4.35%, 8/15/18, resets quarterly off the 3-month LIBOR plus 2.00%		25,000	17,000
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		20,000	23,559
International Lease Finance Corp., 5.875%, 8/15/22		100,000	106,661
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(3)	EUR	100,000	120,459
Liberty Mutual Group, Inc., VRN, 5.25%, 9/17/18, resets quarterly off the 3-month LIBOR plus 2.91%(2)		$125,000	123,125
Markel Corp., 4.90%, 7/1/22		70,000	72,471
MetLife, Inc., 4.125%, 8/13/42		30,000	28,500
MetLife, Inc., 4.875%, 11/13/43		30,000	31,847
Principal Financial Group, Inc., 3.30%, 9/15/22		30,000	29,720
Prudential Financial, Inc., 3.94%, 12/7/49		90,000	82,982
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		12,000	12,482
Travelers Cos., Inc. (The), 4.05%, 3/7/48		30,000	29,291
Voya Financial, Inc., 5.70%, 7/15/43		50,000	55,302
Voya Financial, Inc., VRN, 5.65%, 5/15/23(3)		75,000	75,822
WR Berkley Corp., 4.625%, 3/15/22		40,000	41,289
WR Berkley Corp., 4.75%, 8/1/44		30,000	30,417
			2,182,065
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		200,000	193,067
JD.com, Inc., 3.875%, 4/29/26		143,000	136,374
			329,441
Internet Software and Services†
Netflix, Inc., 5.375%, 2/1/21		40,000	41,250

	Shares/ Principal Amount	Value
Netflix, Inc., 5.75%, 3/1/24	$100,000	$102,625
		143,875
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	93,798
Fidelity National Information Services, Inc., 3.00%, 8/15/26	100,000	92,844
First Data Corp., 5.00%, 1/15/24(2)	80,000	81,000
First Data Corp., 5.75%, 1/15/24(2)	120,000	123,150
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	80,000	80,489
		471,281
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(2)	115,000	121,756
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	220,000	217,800
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	40,000	53,461
21st Century Fox America, Inc., 4.75%, 9/15/44	30,000	32,170
Altice Financing SA, 6.625%, 2/15/23(2)	260,000	263,575
Altice France SA, 7.375%, 5/1/26(2)	140,000	139,562
Altice US Finance I Corp., 5.375%, 7/15/23(2)	100,000	101,125
Altice US Finance I Corp., 5.50%, 5/15/26(2)	50,000	49,188
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	100,000	99,000
AMC Networks, Inc., 4.75%, 8/1/25	190,000	182,875
Bharti Airtel International Netherlands BV, 5.125%, 3/11/23	243,000	243,580
Cablevision Systems Corp., 5.875%, 9/15/22	125,000	125,625
CBS Corp., 4.00%, 1/15/26	40,000	39,207
CBS Corp., 4.85%, 7/1/42	30,000	29,236
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	172,019
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	150,000	149,520
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	125,000	119,687
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	170,000	173,436
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	50,000	54,590
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	55,550
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	221,309
Comcast Corp., 6.40%, 5/15/38	100,000	120,768
Comcast Corp., 4.75%, 3/1/44	30,000	30,499
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	103,500
CSC Holdings LLC, 5.50%, 4/15/27(2)	90,000	86,850
Digicel Ltd., 6.00%, 4/15/21	86,000	79,873
Discovery Communications LLC, 5.625%, 8/15/19	32,000	32,826
Discovery Communications LLC, 3.95%, 3/20/28	140,000	134,514
DISH DBS Corp., 6.75%, 6/1/21	100,000	101,000
DISH DBS Corp., 5.00%, 3/15/23	130,000	112,938

	Shares/ Principal Amount	Value
DISH DBS Corp., 5.875%, 11/15/24	$175,000	$146,562
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	96,250
Gray Television, Inc., 5.875%, 7/15/26(2)	175,000	171,500
GTH Finance BV, 7.25%, 4/26/23(2)	87,000	91,939
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	6,000	6,015
Lamar Media Corp., 5.00%, 5/1/23	90,000	91,575
Lamar Media Corp., 5.375%, 1/15/24	30,000	30,900
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(2)	75,000	78,267
McClatchy Co. (The), 9.00%, 12/15/22	29,000	30,505
Myriad International Holdings BV, 6.00%, 7/18/20	86,000	90,241
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)	140,000	138,250
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	90,000	87,694
RR Donnelley & Sons Co., 6.00%, 4/1/24	90,000	90,788
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	120,000	118,800
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	95,000	93,813
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	60,000	62,175
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	55,000	54,725
TEGNA, Inc., 5.50%, 9/15/24(2)	130,000	131,137
Time Warner Cable LLC, 5.50%, 9/1/41	30,000	29,200
Time Warner Cable LLC, 4.50%, 9/15/42	30,000	25,752
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)	115,000	103,595
Univision Communications, Inc., 5.125%, 2/15/25(2)	170,000	158,100
Viacom, Inc., 3.125%, 6/15/22	10,000	9,668
Viacom, Inc., 4.25%, 9/1/23	55,000	55,285
Viacom, Inc., 4.375%, 3/15/43	20,000	17,600
Videotron Ltd., 5.00%, 7/15/22	75,000	76,744
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	150,000	141,562
VTR Finance BV, 6.875%, 1/15/24	129,000	133,825
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	12,000	11,570
Warner Media LLC, 2.95%, 7/15/26	80,000	72,496
Warner Media LLC, 3.80%, 2/15/27	60,000	57,579
Warner Media LLC, 5.35%, 12/15/43	30,000	30,026
WMG Acquisition Corp., 5.625%, 4/15/22(2)	144,000	147,060
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)	85,000	79,900
Ziggo BV, 5.50%, 1/15/27(2)	150,000	143,250
		6,011,831
Metals and Mining — 0.3%
AK Steel Corp., 7.00%, 3/15/27	90,000	85,725
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	75,000	80,156
Allegheny Technologies, Inc., 5.95%, 1/15/21	205,000	209,028
ArcelorMittal, 5.50%, 3/1/21	70,000	72,975
Arconic, Inc., 5.40%, 4/15/21	45,000	46,026
Arconic, Inc., 5.125%, 10/1/24	160,000	160,100
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	33,421
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	220,000	214,225
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	90,000	90,900

	Shares/ Principal Amount	Value
First Quantum Minerals Ltd., 7.25%, 4/1/23	$50,000	$50,438
First Quantum Minerals Ltd., 6.50%, 3/1/24(2)	140,000	136,850
First Quantum Minerals Ltd., 6.875%, 3/1/26(2)	90,000	88,200
Freeport-McMoRan, Inc., 3.55%, 3/1/22	130,000	126,263
Freeport-McMoRan, Inc., 3.875%, 3/15/23	4,000	3,860
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	198,337
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	50,000	51,269
Lundin Mining Corp., 7.875%, 11/1/22(2)	70,000	73,763
Nexa Resources SA, 5.375%, 5/4/27	128,000	126,721
Novelis Corp., 6.25%, 8/15/24(2)	50,000	50,250
Novelis Corp., 5.875%, 9/30/26(2)	190,000	182,637
Southern Copper Corp., 5.25%, 11/8/42	20,000	20,344
Steel Dynamics, Inc., 5.25%, 4/15/23	115,000	116,581
Steel Dynamics, Inc., 5.00%, 12/15/26	25,000	24,969
Teck Resources Ltd., 4.75%, 1/15/22	240,000	247,500
Teck Resources Ltd., 6.25%, 7/15/41	40,000	41,900
Vedanta Resources plc, 6.125%, 8/9/24(2)	121,000	112,982
		2,645,420
Multi-Utilities — 0.3%
AES Corp., 4.875%, 5/15/23	245,000	247,144
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	29,700
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	73,313
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	150,000	144,188
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	50,000	49,396
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	40,000	36,627
Calpine Corp., 5.375%, 1/15/23	160,000	153,200
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	143,000	145,079
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	38,148
Dominion Energy, Inc., 2.75%, 9/15/22	10,000	9,641
Dominion Energy, Inc., 3.625%, 12/1/24	90,000	87,778
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	31,147
Duke Energy Florida LLC, 6.35%, 9/15/37	51,000	65,510
Duke Energy Florida LLC, 3.85%, 11/15/42	40,000	38,204
Duke Energy Progress LLC, 4.15%, 12/1/44	40,000	40,175
Exelon Corp., 5.15%, 12/1/20	70,000	72,150
Exelon Corp., 4.45%, 4/15/46	20,000	19,821
Exelon Generation Co. LLC, 4.25%, 6/15/22	40,000	40,873
Exelon Generation Co. LLC, 5.60%, 6/15/42	30,000	30,371
FirstEnergy Corp., 4.25%, 3/15/23	70,000	71,120
FirstEnergy Corp., 4.85%, 7/15/47	20,000	20,638
Florida Power & Light Co., 3.95%, 3/1/48	30,000	29,894
Georgia Power Co., 4.30%, 3/15/42	30,000	30,326
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)	57,000	63,597
KazTransGas JSC, 4.375%, 9/26/27(2)	114,000	109,880
Listrindo Capital BV, 4.95%, 9/14/26	57,000	53,865

	Shares/ Principal Amount	Value
MidAmerican Energy Co., 4.40%, 10/15/44	$60,000	$62,389
NiSource, Inc., 5.65%, 2/1/45	40,000	46,001
NRG Energy, Inc., 6.25%, 5/1/24	155,000	160,231
NRG Energy, Inc., 7.25%, 5/15/26	75,000	80,250
Pacific Gas & Electric Co., 4.00%, 12/1/46	20,000	17,881
Pampa Energia SA, 7.50%, 1/24/27	114,000	107,445
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24	114,000	115,056
Potomac Electric Power Co., 3.60%, 3/15/24	40,000	40,140
Progress Energy, Inc., 3.15%, 4/1/22	40,000	39,447
Sempra Energy, 2.875%, 10/1/22	70,000	67,996
Sempra Energy, 3.25%, 6/15/27	50,000	46,778
Sempra Energy, 4.00%, 2/1/48	30,000	27,323
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	20,000	18,358
Southern Power Co., 5.15%, 9/15/41	20,000	20,350
Southwestern Public Service Co., 3.70%, 8/15/47	20,000	18,681
Talen Energy Supply LLC, 6.50%, 6/1/25	95,000	70,300
Vistra Energy Corp., 7.375%, 11/1/22	160,000	167,200
Vistra Energy Corp., 7.625%, 11/1/24	60,000	64,593
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	28,661
		2,930,865
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20	1,000	984
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	80,000	75,367
		76,351
Oil, Gas and Consumable Fuels — 0.9%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	100,000	104,500
Anadarko Petroleum Corp., 5.55%, 3/15/26	68,000	73,577
Anadarko Petroleum Corp., 6.45%, 9/15/36	28,000	32,910
Antero Resources Corp., 5.125%, 12/1/22	145,000	146,087
Antero Resources Corp., 5.625%, 6/1/23	35,000	35,875
Antero Resources Corp., 5.00%, 3/1/25	40,000	40,250
Apache Corp., 4.75%, 4/15/43	30,000	28,899
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	70,000	69,650
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	13,000	13,033
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	71,575
Cenovus Energy, Inc., 4.25%, 4/15/27	20,000	19,462
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	72,000	76,230
Chesapeake Energy Corp., 8.00%, 1/15/25	150,000	154,125
Cimarex Energy Co., 4.375%, 6/1/24	50,000	50,681
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	143,000	137,635
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	50,000	50,654
CNX Resources Corp., 5.875%, 4/15/22	225,000	226,015
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20	125,000	131,719
Concho Resources, Inc., 4.375%, 1/15/25	80,000	80,617
Concho Resources, Inc., 4.875%, 10/1/47	20,000	20,339

	Shares/ Principal Amount	Value
ConocoPhillips Holding Co., 6.95%, 4/15/29	$30,000	$37,067
Continental Resources, Inc., 5.00%, 9/15/22	132,000	134,095
Continental Resources, Inc., 3.80%, 6/1/24	125,000	122,942
Denbury Resources, Inc., 9.00%, 5/15/21(2)	50,000	53,438
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	64,594
Diamondback Energy, Inc., 4.75%, 11/1/24	105,000	102,244
Ecopetrol SA, 5.875%, 5/28/45	185,000	185,601
Encana Corp., 6.50%, 2/1/38	30,000	35,761
EOG Resources, Inc., 5.625%, 6/1/19	24,000	24,523
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(2)	90,000	74,475
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	90,000	91,350
Equinor ASA, 2.45%, 1/17/23	80,000	77,083
Exxon Mobil Corp., 2.71%, 3/6/25	80,000	76,938
Exxon Mobil Corp., 3.04%, 3/1/26	10,000	9,737
Exxon Mobil Corp., VRN, 3.08%, 9/4/18, resets quarterly off the 3-month LIBOR plus 0.78%	400,000	401,985
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	30,000	27,000
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(2)	400,000	416,251
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	79,000	84,089
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	79,000	90,751
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(2)	120,000	116,100
Gulfport Energy Corp., 6.00%, 10/15/24	75,000	72,750
Gulfport Energy Corp., 6.375%, 5/15/25	175,000	171,281
Halcon Resources Corp., 6.75%, 2/15/25	195,000	181,837
Hess Corp., 6.00%, 1/15/40	40,000	42,040
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	40,000	40,100
Laredo Petroleum, Inc., 6.25%, 3/15/23	70,000	70,700
Marathon Oil Corp., 3.85%, 6/1/25	40,000	39,327
Marathon Oil Corp., 4.40%, 7/15/27	60,000	60,435
MEG Energy Corp., 7.00%, 3/31/24(2)	100,000	90,750
MEG Energy Corp., 6.50%, 1/15/25(2)	75,000	74,063
Murphy Oil Corp., 4.45%, 12/1/22	90,000	89,180
Newfield Exploration Co., 5.75%, 1/30/22	85,000	89,037
Newfield Exploration Co., 5.375%, 1/1/26	50,000	51,375
Noble Energy, Inc., 4.15%, 12/15/21	60,000	60,981
Oasis Petroleum, Inc., 6.875%, 3/15/22	175,000	178,719
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)	160,000	160,000
Petrobras Global Finance BV, 5.75%, 2/1/29	220,000	202,455
Petrobras Global Finance BV, 7.25%, 3/17/44	100,000	98,625
Petroleos Mexicanos, 6.00%, 3/5/20	52,000	53,701
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	20,256
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	28,582
Petroleos Mexicanos, 6.50%, 3/13/27	80,000	81,380
Petroleos Mexicanos, 6.625%, 6/15/35	30,000	29,138

	Shares/ Principal Amount	Value
Petroleos Mexicanos, 5.50%, 6/27/44	$60,000	$49,848
Phillips 66, 4.30%, 4/1/22	70,000	72,035
Phillips 66, 3.90%, 3/15/28	40,000	39,522
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(3)	114,000	114,786
QEP Resources, Inc., 5.375%, 10/1/22	150,000	153,000
Range Resources Corp., 5.00%, 8/15/22	155,000	152,675
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(2)	257,000	266,833
Reliance Industries Ltd., 4.125%, 1/28/25	185,000	181,035
Saka Energi Indonesia PT, 4.45%, 5/5/24	114,000	106,805
Sanchez Energy Corp., 7.75%, 6/15/21	125,000	108,750
Sanchez Energy Corp., 6.125%, 1/15/23	75,000	52,031
Shell International Finance BV, 2.375%, 8/21/22	80,000	77,478
Shell International Finance BV, 3.625%, 8/21/42	55,000	51,164
SM Energy Co., 6.50%, 1/1/23	45,000	45,900
SM Energy Co., 5.00%, 1/15/24	70,000	67,725
Southwestern Energy Co., 6.20%, 1/23/25	150,000	148,312
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	110,000	107,250
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	135,000	129,600
Total Capital Canada Ltd., 2.75%, 7/15/23	8,000	7,776
Tullow Oil plc, 7.00%, 3/1/25(2)	150,000	146,250
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(2)	121,000	106,460
Whiting Petroleum Corp., 5.75%, 3/15/21	140,000	143,150
WPX Energy, Inc., 6.00%, 1/15/22	100,000	104,250
WPX Energy, Inc., 8.25%, 8/1/23	65,000	73,860
YPF SA, 8.50%, 7/28/25	114,000	113,574
YPF SA, 6.95%, 7/21/27	114,000	102,030
		8,498,668
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47	50,000	46,841
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23	45,000	37,463
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45	10,000	9,859
Allergan Finance LLC, 3.25%, 10/1/22	88,000	85,929
Allergan Funding SCS, 3.85%, 6/15/24	100,000	98,845
Allergan Funding SCS, 4.55%, 3/15/35	40,000	39,167
Bausch Health Cos., Inc., 5.50%, 3/1/23(2)	150,000	142,875
Bausch Health Cos., Inc., 7.00%, 3/15/24(2)	50,000	53,200
Bausch Health Cos., Inc., 6.125%, 4/15/25(2)	120,000	112,950
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(2)	35,000	29,925
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)	130,000	110,825
IQVIA, Inc., 4.875%, 5/15/23(2)	150,000	153,000
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	200,000	192,710

	Shares/ Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	$150,000	$127,562
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	150,000	160,362
Zoetis, Inc., 3.00%, 9/12/27	30,000	28,070
		1,345,279
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(2)	45,000	39,488
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	103,799
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	30,000	33,089
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	12,540
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	80,218
CSX Corp., 3.40%, 8/1/24	60,000	59,158
CSX Corp., 3.25%, 6/1/27	40,000	38,229
Union Pacific Corp., 4.75%, 9/15/41	80,000	84,878
		411,911
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.00%, 7/1/24	45,000	47,813
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	75,000	74,062
		121,875
Software — 0.2%
Infor US, Inc., 6.50%, 5/15/22	263,000	267,602
IQVIA, Inc., 5.00%, 10/15/26(2)	45,000	45,020
Microsoft Corp., 2.70%, 2/12/25	100,000	96,547
Microsoft Corp., 3.125%, 11/3/25	90,000	88,535
Microsoft Corp., 3.45%, 8/8/36	20,000	19,342
Microsoft Corp., 4.25%, 2/6/47	130,000	139,009
Oracle Corp., 3.625%, 7/15/23	90,000	91,060
Oracle Corp., 2.65%, 7/15/26	50,000	46,799
Oracle Corp., 4.00%, 7/15/46	100,000	97,720
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	175,000	177,188
Tencent Holdings Ltd., 3.80%, 2/11/25(2)	86,000	85,005
Tencent Holdings Ltd., 3.60%, 1/19/28(2)	200,000	190,725
		1,344,552
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	210,000	210,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	70,000	69,388
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(2)	100,000	93,655
Herc Rentals, Inc., 7.50%, 6/1/22(2)	52,000	55,120
Hertz Corp. (The), 7.375%, 1/15/21	90,000	89,325
Hertz Corp. (The), 6.25%, 10/15/22	65,000	58,663
Home Depot, Inc. (The), 3.75%, 2/15/24	130,000	132,691
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	88,432
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	75,562
PetSmart, Inc., 7.125%, 3/15/23(2)	200,000	136,000
PetSmart, Inc., 5.875%, 6/1/25(2)	60,000	47,850

	Shares/ Principal Amount	Value
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	$75,000	$73,125
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	47,375
United Rentals North America, Inc., 4.625%, 7/15/23	110,000	110,687
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	204,000
United Rentals North America, Inc., 5.50%, 5/15/27	50,000	49,670
		1,541,543
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 2.50%, 2/9/25	205,000	193,896
Apple, Inc., 2.45%, 8/4/26	50,000	46,247
Apple, Inc., 3.20%, 5/11/27	70,000	68,073
Apple, Inc., 2.90%, 9/12/27	20,000	18,966
CommScope Technologies LLC, 6.00%, 6/15/25(2)	170,000	175,950
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	195,000	209,669
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	170,000	179,777
EMC Corp., 2.65%, 6/1/20	50,000	48,761
NCR Corp., 5.00%, 7/15/22	100,000	99,500
Seagate HDD Cayman, 4.75%, 6/1/23	50,000	50,289
Western Digital Corp., 4.75%, 2/15/26	80,000	78,800
		1,169,928
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	90,000	87,975
L Brands, Inc., 5.625%, 2/15/22	140,000	142,975
		230,950
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)	286,000	282,687
Utilities†
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(2)	114,000	121,922
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(2)	130,000	127,725
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	114,000	118,615
Digicel Group Ltd., 8.25%, 9/30/20	80,000	58,600
Millicom International Cellular SA, 5.125%, 1/15/28(2)	143,000	135,836
MTN Mauritius Investments Ltd., 4.76%, 11/11/24(2)	120,000	113,387
Sprint Communications, Inc., 6.00%, 11/15/22	220,000	222,957
Sprint Corp., 7.25%, 9/15/21	80,000	84,300
Sprint Corp., 7.875%, 9/15/23	70,000	74,812
Sprint Corp., 7.125%, 6/15/24	315,000	324,450
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	135,850
T-Mobile USA, Inc., 6.50%, 1/15/26	100,000	105,125
VEON Holdings BV, 5.20%, 2/13/19(2)	171,000	171,855
		1,673,512
TOTAL CORPORATE BONDS (Cost $71,209,858)		70,083,695

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 6.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	$150,000	$160,808
U.S. Treasury Bonds, 4.375%, 11/15/39	250,000	302,026
U.S. Treasury Bonds, 3.00%, 5/15/42	250,000	247,197
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	44,711
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	160,000	161,362
U.S. Treasury Bonds, 3.00%, 11/15/44	100,000	98,598
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	591,516
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	49,281
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,457,729	1,580,227
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	249,512	280,552
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,519,392	2,926,251
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	419,044	519,643
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	734,857	708,015
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	339,227	316,799
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,241,425	1,367,135
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,303,448	1,247,476
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	938,016	924,659
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	698,058	702,527
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	4,297,320	4,232,379
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	2,645,230	2,661,156
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	2,653,800	2,597,070
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,445,041	1,409,645
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	155,177	150,920
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,516,292	2,458,286
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,580,457	1,533,020
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	1,513,526	1,488,274
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	808,688	800,757
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25	2,469,214	2,710,721
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,941,465	1,889,634
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	1,270,584	1,251,390
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	3,621,086	3,434,268
U.S. Treasury Notes, 1.125%, 1/31/19	2,800,000	2,784,578
U.S. Treasury Notes, 1.75%, 9/30/19	850,000	842,596
U.S. Treasury Notes, 1.50%, 11/30/19	1,350,000	1,331,464
U.S. Treasury Notes, 1.875%, 12/31/19	700,000	693,314
U.S. Treasury Notes, 1.375%, 1/15/20(4)	300,000	294,838
U.S. Treasury Notes, 1.375%, 2/29/20	850,000	833,714
U.S. Treasury Notes, 1.50%, 5/31/20	200,000	195,875
U.S. Treasury Notes, 1.125%, 8/31/21	80,000	76,116
U.S. Treasury Notes, 2.00%, 10/31/21	3,000,000	2,926,875
U.S. Treasury Notes, 2.00%, 12/31/21(4)	200,000	194,848
U.S. Treasury Notes, 1.875%, 1/31/22	3,450,000	3,344,546
U.S. Treasury Notes, 1.875%, 4/30/22	1,000,000	966,973
U.S. Treasury Notes, 2.00%, 11/30/22	800,000	773,250
U.S. Treasury Notes, 2.25%, 8/15/27(4)	505,000	476,860

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.75%, 2/15/28	$200,000	$196,527
TOTAL U.S. TREASURY SECURITIES (Cost $55,317,464)		54,778,677
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 1.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(6) — 0.2%
FHLMC, VRN, 2.31%, 8/15/18	111,010	108,904
FHLMC, VRN, 2.37%, 8/15/18	358,213	354,827
FHLMC, VRN, 3.08%, 8/15/18	268,525	268,033
FHLMC, VRN, 3.35%, 8/15/18	45,838	48,311
FHLMC, VRN, 3.47%, 8/15/18	21,923	22,597
FHLMC, VRN, 3.68%, 8/15/18	33,647	34,143
FHLMC, VRN, 3.72%, 8/15/18	96,956	102,172
FHLMC, VRN, 3.78%, 8/15/18	46,738	49,336
FHLMC, VRN, 3.99%, 8/15/18	34,228	35,307
FHLMC, VRN, 4.02%, 8/15/18	30,305	31,978
FHLMC, VRN, 4.08%, 8/15/18	35,653	36,539
FHLMC, VRN, 4.23%, 8/15/18	8,902	9,349
FHLMC, VRN, 4.24%, 8/15/18	11,871	12,279
FHLMC, VRN, 4.26%, 8/15/18	11,193	11,569
FNMA, VRN, 2.94%, 8/25/18	153,935	154,098
FNMA, VRN, 3.18%, 8/25/18	108,989	108,488
FNMA, VRN, 3.18%, 8/25/18	207,022	205,783
FNMA, VRN, 3.21%, 8/25/18	119,228	118,629
FNMA, VRN, 3.25%, 8/25/18	147,940	148,943
FNMA, VRN, 3.33%, 8/25/18	49,763	50,319
FNMA, VRN, 3.48%, 8/25/18	45,098	47,555
FNMA, VRN, 3.52%, 8/25/18	15,393	15,961
FNMA, VRN, 3.53%, 8/25/18	20,869	21,917
FNMA, VRN, 3.56%, 8/25/18	12,525	13,088
FNMA, VRN, 3.61%, 8/25/18	34,140	34,963
FNMA, VRN, 3.97%, 8/25/18	40,616	41,768
FNMA, VRN, 4.04%, 8/25/18	66,312	68,672
FNMA, VRN, 4.05%, 8/25/18	123,959	128,506
FNMA, VRN, 4.05%, 8/25/18	58,972	61,130
FNMA, VRN, 4.06%, 8/25/18	46,341	47,937
		2,393,101
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.5%
FHLMC, 4.50%, 1/1/19	1,746	1,763
FHLMC, 7.00%, 8/1/29	584	621
FHLMC, 8.00%, 7/1/30	5,146	5,926
FHLMC, 5.50%, 12/1/33	33,574	36,606
FHLMC, 6.00%, 11/1/38	127,358	138,474
FNMA, 3.00%, 8/13/18(7)	1,000,000	963,965
FNMA, 4.00%, 8/13/18(7)	2,411,000	2,449,519
FNMA, 4.50%, 8/13/18(7)	2,223,000	2,306,413
FNMA, 5.00%, 9/1/20	8,678	8,837
FNMA, 7.00%, 6/1/26	265	287

	Shares/ Principal Amount	Value
FNMA, 7.00%, 1/1/29	$3,638	$3,845
FNMA, 6.50%, 4/1/29	8,324	9,126
FNMA, 6.50%, 8/1/29	3,453	3,786
FNMA, 6.50%, 12/1/29	10,345	11,343
FNMA, 7.00%, 3/1/30	1,992	2,124
FNMA, 7.50%, 9/1/30	1,488	1,727
FNMA, 5.00%, 7/1/31	4,808	5,084
FNMA, 7.00%, 9/1/31	5,918	6,272
FNMA, 6.50%, 1/1/32	1,837	2,014
FNMA, 6.50%, 8/1/32	3,732	4,149
FNMA, 6.50%, 11/1/32	37,892	41,628
FNMA, 5.50%, 6/1/33	12,240	13,292
FNMA, 5.50%, 8/1/33	21,897	23,660
FNMA, 5.00%, 11/1/33	151,964	162,884
FNMA, 4.50%, 9/1/35	81,311	84,799
FNMA, 5.00%, 2/1/36	111,109	118,720
FNMA, 5.50%, 1/1/37	76,840	82,999
FNMA, 6.50%, 8/1/37	50,344	53,831
FNMA, 5.00%, 4/1/40	288,100	308,333
FNMA, 4.00%, 1/1/41	956,335	982,728
FNMA, 4.50%, 7/1/41	415,841	436,046
FNMA, 4.50%, 9/1/41	33,882	35,452
FNMA, 4.00%, 12/1/41	287,397	294,580
FNMA, 3.50%, 5/1/42	219,990	219,898
FNMA, 3.50%, 6/1/42	133,157	133,102
FNMA, 3.00%, 11/1/42	459,168	446,771
FNMA, 3.50%, 5/1/45	613,811	610,325
FNMA, 3.50%, 2/1/46	1,166,213	1,159,590
FNMA, 6.50%, 8/1/47	9,239	9,840
FNMA, 6.50%, 9/1/47	11,743	12,454
FNMA, 6.50%, 9/1/47	704	748
FNMA, 6.50%, 9/1/47	6,175	6,550
GNMA, 2.50%, 8/21/18(7)	35,000	33,039
GNMA, 3.00%, 8/21/18(7)	700,000	682,336
GNMA, 7.50%, 10/15/25	1,029	1,045
GNMA, 6.00%, 3/15/26	3,131	3,399
GNMA, 7.00%, 12/15/27	2,852	2,869
GNMA, 6.50%, 2/15/28	433	476
GNMA, 7.50%, 5/15/30	2,655	2,712
GNMA, 7.00%, 5/15/31	10,541	11,884
GNMA, 5.50%, 11/15/32	21,765	23,635
GNMA, 6.50%, 10/15/38	285,726	323,312
GNMA, 4.50%, 5/20/41	254,009	267,559
GNMA, 4.50%, 6/15/41	318,241	335,559
GNMA, 3.50%, 4/20/45	81,608	81,965
GNMA, 2.50%, 7/20/46	128,821	121,711

		Shares/ Principal Amount	Value
GNMA, 2.50%, 8/20/46		$272,214	$257,192
			13,348,804
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $15,835,916)			15,741,905
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.5%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27		$121,000	110,232
Argentine Republic Government International Bond, 5.875%, 1/11/28		$30,000	25,234
			135,466
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	305,000	230,995
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	81,728
			312,723
Austria†
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	69,000	93,290
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	41,000	49,179
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	29,000	51,434
			193,903
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	27,000	48,462
Canada — 0.2%
Canadian Government Bond, 1.00%, 9/1/22	CAD	1,050,000	769,220
Canadian Government Bond, 4.00%, 6/1/41	CAD	100,000	98,532
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	179,000	141,252
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	155,763
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	167,995
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	113,343
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	16,549
			1,462,654
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	102,575
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	126,500
			229,075
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	31,518
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	38,805
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	16,642
			55,447
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	58,000	85,431
France — 0.1%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	153,000	196,864
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	100,000	174,870
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	132,000	214,251
			585,985

		Shares/ Principal Amount	Value
Germany — 0.1%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	185,000	$223,149
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(8)	EUR	365,000	420,031
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	248,000	289,880
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	34,000	56,708
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	24,000	49,748
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	56,000	87,775
			1,127,291
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	62,800,000	296,769
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	102,077
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	38,765
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	253,762
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	199,000	281,042
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(2)	EUR	130,000	151,178
Republic of Italy Government International Bond, 6.875%, 9/27/23		$60,000	66,382
			791,129
Japan — 0.3%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	60,800,000	730,312
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,700,000	344,411
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	21,750,000	228,631
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	131,900,000	1,387,553
			2,690,907
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	61,110
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	2,290,000	117,645
Mexican Bonos, 8.00%, 12/7/23	MXN	27,950,000	1,517,580
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	197,175
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$48,000	45,120
			1,877,520
Netherlands†
Netherlands Government Bond, 0.00%, 1/15/22(2)(8)	EUR	65,000	76,896
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	100,000	118,896
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	27,000	44,602
			240,394
New Zealand†
New Zealand Government Bond, 5.50%, 4/15/23	NZD	50,000	39,175
Norway†
Norway Government Bond, 2.00%, 5/24/23(2)	NOK	85,000	10,661

		Shares/ Principal Amount	Value
Norway Government Bond, 1.75%, 2/17/27(2)	NOK	510,000	$62,312
			72,973
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$40,000	51,000
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	71,340
			122,340
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	63,082
Republic of Poland Government International Bond, 5.125%, 4/21/21		$70,000	73,596
			136,678
Russia — 0.1%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	1,400,000	21,666
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	328,822
			350,488
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	68,912
South Africa — 0.1%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	5,500,000	412,682
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	2,600,000	219,427
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	2,800,000	198,130
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$110,000	113,371
			943,610
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	164,986
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	4,107
			169,093
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	104,965
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$130,000	133,353
United Kingdom — 0.1%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	249,000	332,519
United Kingdom Gilt, 4.50%, 12/7/42	GBP	192,000	387,314
United Kingdom Gilt, 4.25%, 12/7/49	GBP	65,000	136,727
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,000	4,499
			861,059
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	27,975
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $13,265,353)			13,358,482
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.1%
Private Sponsor Collateralized Mortgage Obligations — 0.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33		10,335	10,395

	Shares/ Principal Amount	Value
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.95%, 8/1/18(6)	$20,981	$21,238
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 8/1/18(6)	88,295	88,261
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.70%, 8/1/18(6)	21,358	20,938
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.10%, 8/1/18(6)	32,281	31,602
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.80%, 8/1/18(6)	76,161	75,734
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.07%, 8/1/18(6)	30,421	30,827
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.37%, 8/1/18(6)	80,612	81,133
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 8/1/18(2)(6)	108,476	107,553
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 8/1/18(2)(6)	180,515	179,121
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.73%, 8/1/18(6)	58,393	58,140
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.40%, 8/1/18(6)	20,683	20,800
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 8/1/18(2)(6)	43,967	43,397
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 8/1/18(2)(6)	170,800	169,094
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.88%, 8/1/18(6)	39,282	38,917
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.86%, 8/1/18(6)	67,366	68,279
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.55%, 8/1/18(6)	60,490	60,354
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.71%, 8/1/18(6)	91,632	93,670
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.95%, 8/1/18(6)	26,579	26,988
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.24%, 8/1/18(6)	31,770	32,007
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.15%, 8/1/18(6)	18,426	18,476
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.85%, 8/1/18(6)	50,220	51,100
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 8/1/18(2)(6)	66,793	64,493
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 8/1/18(2)(6)	58,544	57,422
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.20%, 8/1/18(6)	130,861	134,896
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.02%, 8/25/18(6)	60,192	59,835
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.54%, 8/1/18(6)	38,795	39,415
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.54%, 8/1/18(6)	15,518	16,156
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 8/1/18(2)(6)	537,862	542,595

	Shares/ Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.56%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	$395,398	$406,693
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 8/1/18(6)	5,036	5,190
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 8/1/18(6)	9,049	9,117
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.00%, 12/25/43(2)	59,166	59,564
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 8/1/18(2)(6)	156,821	154,246
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(6)	215,951	213,505
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(6)	183,738	182,763
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 8/1/18(2)(6)	76,685	77,328
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(6)	192,435	191,328
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 8/1/18(2)(6)	393,448	397,621
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 8/1/18(2)(6)	65,848	62,686
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.30%, 8/1/18(6)	35,976	36,284
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.80%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.74%	58,989	58,282
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	39,563	40,205
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.65%, 8/1/18(6)	124,453	122,797
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.01%, 8/1/18(6)	68,138	68,777
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.24%, 8/1/18(6)	48,750	50,150
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 8/1/18(6)	57,108	58,424
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	32,655	32,320
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	64,169	66,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.08%, 8/1/18(6)	136,810	144,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 4.01%, 8/1/18(6)	55,690	57,507
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.96%, 8/1/18(6)	16,924	17,366
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.90%, 8/1/18(6)	37,568	38,200
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.99%, 8/1/18(6)	33,886	34,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.35%, 8/1/18(6)	73,817	74,772
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	52,645	52,784

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	$39,287	$39,093
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.26%, 8/1/18(6)	55,686	54,694
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.34%, 8/1/18(6)	53,229	53,600
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.66%, 8/1/18(6)	46,376	44,629
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	22,847	22,931
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	10,146	10,371
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	32,184	32,012
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	10,814	10,985
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.76%, 8/1/18(6)	53,274	51,188
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.74%, 8/1/18(6)	34,532	33,729
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	23,983	25,299
		5,334,081
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.36%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.30%	5,000	5,052
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	75,000	76,162
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.26%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.20%	2,425,084	2,453,246
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.45%	96,185	95,901
FNMA, Series 2014-C02, Class 1M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	55,000	58,497
FNMA, Series 2014-C02, Class 2M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	268,145	283,784
FNMA, Series 2016-C04, Class 1M1, VRN, 3.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.45%	46,155	46,501
FNMA, Series 2016-C05, Class 2M1, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	33,054	33,187
FNMA, Series 2017-C01, Class 1M1, VRN, 3.36%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.30%	98,842	99,588
FNMA, Series 2017-C03, Class 1M2, VRN, 5.06%, 8/25/18, resets monthly off the 1-month LIBOR plus 3.00%	75,000	80,788
FNMA, Series 2017-C06, Class 2M2, VRN, 4.86%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.80%	100,000	104,369
FNMA, Series 2017-C07, Class 1M2, VRN, 4.46%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.40%	1,600,000	1,650,362
		4,987,437
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,320,219)		10,321,518
ASSET-BACKED SECURITIES(5) — 0.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	350,000	348,525
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	75,000	74,643

	Shares/ Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	$142,340	$138,798
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.32%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.25%(2)	411,010	412,933
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	29,974	29,924
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	20,685	20,551
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	112,585	110,681
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	122,791	120,446
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.77%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	348,105	347,289
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.02%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.95%(2)	1,325,000	1,319,637
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.35%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.28%(2)	350,000	351,110
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.22%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.15%(2)	700,000	704,445
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(2)	221,784	221,706
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	71,528	69,910
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	57,866	56,704
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	64,227	62,540
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	209,785	203,552
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(2)	575,000	574,441
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.47%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.40%(2)	174,828	175,377
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(2)	175,000	171,887
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(2)	100,000	98,437
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	87,420	86,573
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	69,465	69,360
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	73,399	72,838
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	31,165	30,566
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 8/1/18(2)(6)	147,011	144,270
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 8/1/18(2)(6)	145,961	142,712
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 8/1/18(2)(6)	202,027	196,816

	Shares/ Principal Amount	Value
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 8/1/18(2)(6)	$161,747	$159,283
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	61,472	64,776
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	44,620	44,551
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	156,939	153,083
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	200,109	193,779
TOTAL ASSET-BACKED SECURITIES (Cost $7,020,091)		6,972,143
MUNICIPAL SECURITIES — 0.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	135,430
Chicago Midway International Airport Rev., VRDN, 0.94%, 8/2/18, resets weekly off the remarketing agent (LOC: Bank of Montreal)	420,000	420,000
Illinois Housing Development Authority Rev., VRDN, 2.35%, 8/2/18, resets weekly off the remarketing agent (SBBPA: FHLB)	1,200,000	1,200,000
Los Angeles Community College District GO, 6.68%, 8/1/36	50,000	67,670
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	19,872
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	13,296
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	70,000	101,170
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	42,116
New York City GO, 6.27%, 12/1/37	5,000	6,396
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	87,114
Pasadena Public Financing Authority Rev., VRDN, 2.07%, 8/2/18, resets weekly off the remarketing agent (SBBPA: Bank of the West)	550,000	550,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	40,401
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	10,000	10,556
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 1.50%, 8/1/18, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)	500,000	500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	107,011
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	140,000	171,451
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	45,000	50,919
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	12,426
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,146
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	55,000	63,977
State of California GO, 6.65%, 3/1/22	20,000	21,989
State of California GO, 4.60%, 4/1/38	30,000	31,302
State of California GO, 7.55%, 4/1/39	20,000	29,593
State of California GO, 7.30%, 10/1/39	25,000	35,369
State of California GO, 7.60%, 11/1/40	40,000	60,307

	Shares/ Principal Amount	Value
State of Illinois GO, 5.10%, 6/1/33	$45,000	$43,754
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	50,000	54,510
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	50,000	61,644
State of Washington GO, 5.14%, 8/1/40	20,000	23,571
Wisconsin Health & Educational Facilities Authority Rev., (Aurora Health Care Obligated Group), VRDN, 1.48%, 8/1/18, resets daily off the remarketing agent (LOC: Bank of Montreal)	2,385,000	2,385,000
TOTAL MUNICIPAL SECURITIES (Cost $6,139,635)		6,353,990
EXCHANGE-TRADED FUNDS — 0.6%
iShares Russell 1000 Growth ETF	268	39,533
iShares Russell 1000 Value ETF	16,360	2,050,235
iShares Russell 2000 Value ETF	7,656	1,023,378
iShares Russell Mid-Cap Growth ETF	2,701	348,915
iShares Russell Mid-Cap Value ETF	16,395	1,481,452
SPDR S&P Oil & Gas Exploration & Production ETF	13,321	573,069
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,323,677)		5,516,582
COLLATERALIZED LOAN OBLIGATIONS(5) — 0.6%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.91%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.55%(2)	$125,000	124,142
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.37%, 10/20/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	150,000	148,926
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.80%, 10/20/18, resets quarterly off the 3-month LIBOR plus 1.45%(2)	100,000	98,264
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.31%, 10/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	150,000	149,112
Carlyle Global Market Strategies CLO, Series 2014-2RA, Class A3, VRN, 3.83%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.50%(2)	1,250,000	1,236,452
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	175,000	173,708
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)	50,000	48,976
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 10/24/18, resets quarterly off the 3-month LIBOR plus 0.98%(2)	300,000	298,206
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.31%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	500,000	496,944
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.19%, 10/18/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	350,000	347,804
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.40%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.07%(2)	100,000	99,839
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(2)	200,000	200,246

	Shares/ Principal Amount	Value
KKR CLO Ltd., Series 22A, Class B, VRN, 3.97%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.60%(2)	$400,000	$398,622
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.57%, 8/15/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	438,000	438,032
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.29%, 10/19/18, resets quarterly off the 3-month LIBOR plus 0.95%(2)	200,000	199,688
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.84%, 10/19/18, resets quarterly off the 3-month LIBOR plus 1.50%(2)	100,000	99,980
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.32%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.98%(2)	275,000	274,119
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.65%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.15%(2)	150,000	149,868
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.25%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.75%(2)	25,000	24,998
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(2)	300,000	299,766
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.31%, 10/25/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	100,000	99,413
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $5,434,640)		5,407,105
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	300,000	295,281
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 8/1/18(6)	250,000	256,662
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 8/1/18(6)	225,000	229,594
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 8/1/18(6)	200,000	204,029
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 8/1/18(6)	275,000	269,991
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 8/1/18(6)	50,000	51,866
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 8/1/18(6)	200,000	197,780
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(2)	200,000	195,067
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	300,000	293,728
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.77%, 8/15/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	400,000	400,609
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	75,000	73,240
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 8/1/18(6)	200,000	195,632
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	400,000	374,778
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 8/10/18(2)(6)	350,000	345,913

	Shares/ Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/1/18(6)	$100,000	$100,644
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	80,000	78,426
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	100,000	103,333
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	100,000	93,988
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	95,724
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 8/1/18(2)(6)	225,000	221,950
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	250,000	239,932
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,418,367)		4,318,167
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	80,000	74,672
FNMA, 6.625%, 11/15/30	871,000	1,162,702
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,202,347)		1,237,374
COMMERCIAL PAPER(9) — 0.1%
Massachusetts Education Financing Authority, 2.10%, 8/8/18	400,000	400,024
University of Texas System (The), 2.00%, 8/15/18	500,000	500,065
TOTAL COMMERCIAL PAPER (Cost $900,000)		900,089
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $14,628)	294	18,778
TEMPORARY CASH INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,272,810	16,272,810
U.S. Treasury Bills, 1.86%, 8/2/18(9)	$200,000	199,990
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,472,800)		16,472,800
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $749,057,859)		909,453,438
OTHER ASSETS AND LIABILITIES — (0.6)%		(5,261,722)
TOTAL NET ASSETS — 100.0%		$904,191,716

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	316,186	AUD	415,611	UBS AG	9/19/18	$7,348
CAD	481,772	USD	362,727	Morgan Stanley	9/19/18	7,927
CAD	694,578	USD	532,202	Morgan Stanley	9/19/18	2,176
CAD	591,836	USD	452,394	Morgan Stanley	9/19/18	2,938
CAD	10,910	USD	8,224	Morgan Stanley	9/28/18	172
CAD	18,229	USD	13,721	Morgan Stanley	9/28/18	305
CAD	14,906	USD	11,220	Morgan Stanley	9/28/18	249

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	19,668	USD	14,970	Morgan Stanley	9/28/18	$164
CAD	12,728	USD	9,714	Morgan Stanley	9/28/18	80
CAD	4,064	USD	3,089	Morgan Stanley	9/28/18	39
CAD	15,793	USD	12,004	Morgan Stanley	9/28/18	149
CAD	5,992	USD	4,569	Morgan Stanley	9/28/18	42
CAD	11,012	USD	8,397	Morgan Stanley	9/28/18	76
CAD	5,090	USD	3,870	Morgan Stanley	9/28/18	47
CAD	14,794	USD	11,279	Morgan Stanley	9/28/18	105
USD	1,485,326	CAD	1,924,834	Morgan Stanley	9/19/18	4,443
USD	365,678	CAD	486,571	Morgan Stanley	9/28/18	(8,724)
USD	384,352	CAD	511,418	Morgan Stanley	9/28/18	(9,170)
USD	124,924	CAD	166,224	Morgan Stanley	9/28/18	(2,980)
USD	3,254	CAD	4,322	Morgan Stanley	9/28/18	(72)
USD	25,446	CAD	33,335	Morgan Stanley	9/28/18	(205)
USD	17,095	CAD	22,424	Morgan Stanley	9/28/18	(160)
USD	38,617	CAD	50,682	Morgan Stanley	9/28/18	(382)
USD	57,839	CAD	76,048	Morgan Stanley	9/28/18	(678)
USD	8,523	CAD	11,191	Morgan Stanley	9/28/18	(89)
USD	15,363	CAD	20,313	Morgan Stanley	9/28/18	(267)
USD	12,165	CAD	15,954	Morgan Stanley	9/28/18	(111)
USD	98,243	CAD	129,072	Morgan Stanley	9/28/18	(1,073)
USD	122,915	CAD	161,707	Morgan Stanley	9/28/18	(1,514)
USD	3,714	CAD	4,849	Morgan Stanley	9/28/18	(17)
USD	3,179	CAD	4,143	Morgan Stanley	9/28/18	(9)
USD	9,907	CAD	12,921	Morgan Stanley	9/28/18	(35)
USD	10,578	CAD	13,795	Morgan Stanley	9/28/18	(37)
USD	21,782	CAD	28,408	Morgan Stanley	9/28/18	(77)
CHF	544,749	USD	552,431	UBS AG	9/19/18	(88)
CHF	7,976	USD	8,006	UBS AG	9/28/18	88
CHF	13,498	USD	13,704	UBS AG	9/28/18	(8)
USD	1,184,125	CHF	1,160,289	UBS AG	9/19/18	7,663
USD	512,658	CHF	504,112	UBS AG	9/28/18	1,118
USD	13,344	CHF	13,159	UBS AG	9/28/18	(9)
USD	17,547	CHF	17,349	UBS AG	9/28/18	(57)
CLP	34,640,967	USD	53,177	Goldman Sachs & Co.	9/20/18	1,177
CLP	35,475,355	USD	54,427	Goldman Sachs & Co.	9/20/18	1,236
CLP	70,950,712	USD	108,787	Goldman Sachs & Co.	9/20/18	2,539
CLP	151,817,807	USD	234,794	Goldman Sachs & Co.	9/20/18	3,416
CLP	23,357,574	USD	36,104	Goldman Sachs & Co.	9/20/18	545
CLP	291,509,725	USD	446,202	Goldman Sachs & Co.	9/20/18	11,192
USD	493,643	CLP	313,438,685	Goldman Sachs & Co.	9/20/18	1,842
USD	33,266	CZK	726,148	Goldman Sachs & Co.	9/19/18	2
USD	71,635	DKK	452,912	Goldman Sachs & Co.	9/19/18	298
EUR	58,852	USD	69,066	Credit Suisse AG	9/28/18	42
EUR	20,326	USD	23,853	Credit Suisse AG	9/28/18	15
EUR	4,340	USD	5,093	Credit Suisse AG	9/28/18	3
EUR	58,279	USD	67,825	Credit Suisse AG	9/28/18	611
EUR	397,258	USD	469,603	Credit Suisse AG	9/28/18	(3,110)
EUR	49,033	USD	57,594	Credit Suisse AG	9/28/18	(16)
EUR	120,626	USD	141,996	Credit Suisse AG	9/28/18	(347)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	83,287	USD	97,769	Credit Suisse AG	9/28/18	$33
USD	4,659,588	EUR	3,955,430	JPMorgan Chase Bank N.A.	8/15/18	29,976
USD	446,398	EUR	379,379	JPMorgan Chase Bank N.A.	8/15/18	2,356
USD	185,821	EUR	157,844	Credit Suisse AG	9/28/18	467
USD	2,917,649	EUR	2,478,383	Credit Suisse AG	9/28/18	7,332
USD	491,596	EUR	417,584	Credit Suisse AG	9/28/18	1,235
USD	1,372,876	EUR	1,166,183	Credit Suisse AG	9/28/18	3,450
USD	31,391	EUR	26,708	Credit Suisse AG	9/28/18	29
USD	71,763	EUR	61,057	Credit Suisse AG	9/28/18	65
USD	6,942	EUR	5,872	Credit Suisse AG	9/28/18	46
USD	5,801	EUR	4,923	Credit Suisse AG	9/28/18	20
USD	86,414	EUR	73,705	Credit Suisse AG	9/28/18	(136)
USD	76,843	EUR	65,702	Credit Suisse AG	9/28/18	(310)
USD	5,663	EUR	4,836	Credit Suisse AG	9/28/18	(16)
USD	74,822	EUR	63,629	Credit Suisse AG	9/28/18	104
GBP	7,291	USD	9,690	Morgan Stanley	9/28/18	(97)
GBP	28,779	USD	38,247	Morgan Stanley	9/28/18	(383)
GBP	19,272	USD	25,519	Morgan Stanley	9/28/18	(163)
GBP	25,036	USD	32,981	Morgan Stanley	9/28/18	(41)
GBP	1,725	USD	2,279	Morgan Stanley	9/28/18	(10)
GBP	2,204	USD	2,879	Morgan Stanley	9/28/18	20
GBP	16,431	USD	21,599	Morgan Stanley	9/28/18	19
USD	1,572,960	GBP	1,173,264	Morgan Stanley	9/19/18	29,928
USD	366,127	GBP	274,718	Morgan Stanley	9/28/18	4,687
USD	860,783	GBP	645,874	Morgan Stanley	9/28/18	11,019
USD	18,008	GBP	13,680	Morgan Stanley	9/28/18	9
USD	44,928	GBP	34,233	Morgan Stanley	9/28/18	(111)
USD	31,235	GBP	23,799	Morgan Stanley	9/28/18	(77)
USD	13,495	GBP	10,191	Morgan Stanley	9/28/18	86
USD	2,167	GBP	1,645	Morgan Stanley	9/28/18	3
USD	2,433	GBP	1,837	Morgan Stanley	9/28/18	17
USD	12,544	GBP	9,455	Morgan Stanley	9/28/18	104
USD	2,658	GBP	2,028	Morgan Stanley	9/28/18	(11)
USD	10,682	GBP	8,176	Morgan Stanley	9/28/18	(76)
USD	14,401	GBP	10,967	Morgan Stanley	9/28/18	(27)
USD	3,218	GBP	2,444	Morgan Stanley	9/28/18	3
USD	2,879	GBP	2,188	Morgan Stanley	9/28/18	—
USD	10,646	GBP	8,084	Morgan Stanley	9/28/18	10
HUF	175,785,991	USD	635,524	UBS AG	9/19/18	7,312
USD	954,396	HUF	258,927,593	UBS AG	9/19/18	7,517
IDR	6,520,385,559	USD	448,908	Goldman Sachs & Co.	9/19/18	1,490
ILS	19	USD	5	Goldman Sachs & Co.	9/20/18	—
JPY	937,789	USD	8,593	Morgan Stanley	9/28/18	(174)
USD	1,788,389	JPY	198,403,670	JPMorgan Chase Bank N.A.	8/15/18	12,513
USD	489,470	JPY	54,350,049	JPMorgan Chase Bank N.A.	8/15/18	2,993
USD	232,748	JPY	25,412,151	Morgan Stanley	9/28/18	4,604
USD	684,842	JPY	74,773,055	Morgan Stanley	9/28/18	13,545
USD	9,458	JPY	1,046,421	Morgan Stanley	9/28/18	64
USD	21,265	JPY	2,352,688	Morgan Stanley	9/28/18	143
KRW	579,985,057	USD	526,302	Goldman Sachs & Co.	9/19/18	(4,936)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	556,245	KRW	594,792,992	Goldman Sachs & Co.	9/19/18	$21,568
USD	816,026	MXN	16,917,445	JPMorgan Chase Bank N.A.	9/19/18	(84,590)
USD	107,197	MXN	2,081,433	JPMorgan Chase Bank N.A.	9/19/18	(3,610)
USD	52,557	MXN	1,008,820	JPMorgan Chase Bank N.A.	9/19/18	(1,148)
USD	241,951	MXN	4,617,953	JPMorgan Chase Bank N.A.	9/19/18	(3,890)
USD	157,052	MXN	2,989,995	JPMorgan Chase Bank N.A.	9/19/18	(2,123)
USD	52,320	MXN	1,007,136	JPMorgan Chase Bank N.A.	9/19/18	(1,296)
USD	59,971	MXN	1,155,649	JPMorgan Chase Bank N.A.	9/19/18	(1,551)
USD	79,114	MXN	1,487,071	JPMorgan Chase Bank N.A.	9/19/18	(52)
USD	61,253	MYR	245,320	Goldman Sachs & Co.	9/19/18	679
NOK	4,681,894	USD	579,442	Goldman Sachs & Co.	9/19/18	(4,357)
NOK	339,653	USD	42,020	Goldman Sachs & Co.	9/28/18	(286)
USD	376,496	NOK	3,066,258	Goldman Sachs & Co.	9/19/18	(138)
USD	493,389	NOK	3,986,261	Goldman Sachs & Co.	9/28/18	3,585
USD	17,447	NOK	140,250	Goldman Sachs & Co.	9/28/18	214
USD	32,020	NOK	259,434	Goldman Sachs & Co.	9/28/18	142
USD	12,923	NOK	106,027	Goldman Sachs & Co.	9/28/18	(105)
USD	14,548	NOK	118,648	Goldman Sachs & Co.	9/28/18	(31)
USD	40,495	NZD	57,784	UBS AG	9/19/18	1,112
PEN	2,982,479	USD	907,964	Goldman Sachs & Co.	9/19/18	1,714
USD	904,604	PEN	2,982,479	Goldman Sachs & Co.	9/19/18	(5,074)
USD	448,975	PHP	23,999,984	Goldman Sachs & Co.	9/19/18	(2,932)
USD	64,695	PLN	236,434	Goldman Sachs & Co.	9/19/18	(43)
USD	22,325	RUB	1,408,247	Goldman Sachs & Co.	9/19/18	(106)
SEK	1,367	USD	157	Goldman Sachs & Co.	9/19/18	(1)
SEK	121,800	USD	13,816	Goldman Sachs & Co.	9/28/18	96
SEK	89,952	USD	10,247	Goldman Sachs & Co.	9/28/18	27
USD	331,434	SEK	2,923,200	Goldman Sachs & Co.	9/28/18	(2,447)
USD	37,743	SEK	337,963	Goldman Sachs & Co.	9/28/18	(858)
USD	42,348	SEK	378,510	Goldman Sachs & Co.	9/28/18	(885)
USD	28,924	SEK	251,974	Goldman Sachs & Co.	9/28/18	144
USD	25,869	SEK	224,108	Goldman Sachs & Co.	9/28/18	272
USD	34,511	SEK	299,558	Goldman Sachs & Co.	9/28/18	296
USD	13,514	SEK	117,902	Goldman Sachs & Co.	9/28/18	48
USD	12,602	SEK	111,460	Goldman Sachs & Co.	9/28/18	(129)
USD	6,181	SEK	54,254	Goldman Sachs & Co.	9/28/18	(16)
USD	2,078	SEK	18,263	Goldman Sachs & Co.	9/28/18	(8)
USD	916	SEK	8,071	Goldman Sachs & Co.	9/28/18	(6)
USD	22,530	SEK	199,752	Goldman Sachs & Co.	9/28/18	(285)
USD	3,732	SEK	33,085	Goldman Sachs & Co.	9/28/18	(47)
USD	22,819	SEK	201,439	Goldman Sachs & Co.	9/28/18	(189)
USD	28,793	SEK	254,172	Goldman Sachs & Co.	9/28/18	(238)
USD	1,669	SEK	14,718	Goldman Sachs & Co.	9/28/18	(12)
USD	10,369	SEK	91,440	Goldman Sachs & Co.	9/28/18	(75)
USD	11,832	SEK	103,940	Goldman Sachs & Co.	9/28/18	(40)
USD	23,176	SEK	203,590	Goldman Sachs & Co.	9/28/18	(78)
USD	34,867	SEK	305,529	Goldman Sachs & Co.	9/28/18	(29)
USD	22,536	SEK	197,472	Goldman Sachs & Co.	9/28/18	(19)
USD	37,672	SEK	329,824	Goldman Sachs & Co.	9/28/18	—
USD	18,282	SEK	160,944	Goldman Sachs & Co.	9/28/18	(101)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,257	SEK	151,001	Goldman Sachs & Co.	9/28/18	$10
USD	70,635	SGD	94,171	Goldman Sachs & Co.	9/19/18	1,401
USD	112,447	THB	3,583,697	Goldman Sachs & Co.	9/19/18	4,401
TRY	2,442,522	USD	507,928	Goldman Sachs & Co.	9/19/18	(22,320)
USD	475,083	TRY	2,336,269	Goldman Sachs & Co.	9/19/18	10,601
USD	43,867	ZAR	566,332	UBS AG	9/19/18	1,121
USD	836,284	ZAR	10,775,100	UBS AG	9/19/18	23,002
						$94,761

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	6	September 2018	JPY	60,000,000	$807,852	$(381)
Korean Treasury 10-Year Bonds	3	September 2018	KRW	300,000,000	324,927	3,615
U.S. Treasury 2-Year Notes	9	September 2018	USD	1,800,000	1,902,375	(3,125)
U.S. Treasury 5-Year Notes	32	September 2018	USD	3,200,000	3,620,000	(1,192)
U.S. Treasury 10-Year Notes	10	September 2018	USD	1,000,000	1,194,219	(1,116)
U.S. Treasury Long Bonds	4	September 2018	USD	400,000	571,875	3,226
U.S. Treasury Ultra Bonds	1	September 2018	USD	100,000	156,906	1,314
					$8,578,154	$2,341

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	12	September 2018	EUR	1,200,000	$1,846,778	$(1,213)
Euro-Bund 10-Year Bonds	1	September 2018	EUR	100,000	188,944	(949)
Euro-OAT 10-Year Bonds	2	September 2018	EUR	200,000	359,528	(2,342)
U.K. Gilt 10-Year Bonds	6	September 2018	GBP	600,000	966,141	(9,696)
U.S. Treasury 10-Year Ultra Notes	7	September 2018	USD	700,000	889,766	531
					$4,251,157	$(13,669)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Sell	5.00%	6/20/23	$4,405,000	$280,470	$54,138	$334,608

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^ The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BUBOR06M	Receive	0.82%	6/18/20	HUF	50,000,000	$(44)
Morgan Stanley	BUBOR06M	Receive	0.82%	6/15/20	HUF	21,000,000	(38)
Morgan Stanley	BUBOR06M	Receive	0.97%	6/21/20	HUF	30,000,000	(318)
							$(400)

*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MXN	-	Mexican Peso
AUD	-	Australian Dollar	MYR	-	Malaysian Ringgit
BUBOR06M	-	6-month Budapest Interbank Offered Rate	NOK	-	Norwegian Krone
CAD	-	Canadian Dollar	NVDR	-	Non-Voting Depositary Receipt
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PEN	-	Peruvian Sol
CLP	-	Chilean Peso	PHP	-	Philippine Peso
CVA	-	Certificaten Van Aandelen	PIK	-	Payment in Kind
CZK	-	Czech Koruna	PLN	-	Polish Zloty
DKK	-	Danish Krone	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
EUR	-	Euro
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation	RUB	-	Russian Ruble
FNMA	-	Federal National Mortgage Association	SBBPA	-	Standby Bond Purchase Agreement
GBP	-	British Pound	SEK	-	Swedish Krona
GDR	-	Global Depositary Receipt	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	THB	-	Thai Baht
HUF	-	Hungarian Forint	TRY	-	Turkish Lira
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
LOC	-	Letter of Credit
MTN	-	Medium Term Note	ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $36,757,223, which represented 4.1% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $335,231.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(7)	Forward commitment. Settlement date is indicated.

(8)	Security is a zero-coupon bond.

(9)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2018
Assets
Investment securities, at value (cost of $749,057,859)	$909,453,438
Cash	1,465
Foreign currency holdings, at value (cost of $24,178)	24,166
Foreign deposits with broker for futures contracts, at value (cost of $14,830)	14,689
Receivable for investments sold	7,647,569
Receivable for capital shares sold	278,673
Receivable for variation margin on futures contracts	10,289
Receivable for variation margin on swap agreements	6,042
Unrealized appreciation on forward foreign currency exchange contracts	269,679
Dividends and interest receivable	2,218,586
Other assets	22,732
919,947,328

Liabilities
Payable for investments purchased	14,096,269
Payable for capital shares redeemed	612,784
Unrealized depreciation on forward foreign currency exchange contracts	174,918
Swap agreements, at value	400
Accrued management fees	771,157
Distribution and service fees payable	94,131
Accrued foreign taxes	5,953
15,755,612

Net Assets	$904,191,716

Net Assets Consist of:
Capital (par value and paid-in surplus)	$685,866,446
Undistributed net investment income	3,350,615
Undistributed net realized gain	54,457,476
Net unrealized appreciation	160,517,179
$904,191,716

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$372,601,246	43,481,438	$8.57
I Class, $0.01 Par Value	$68,975,042	8,093,635	$8.52
A Class, $0.01 Par Value	$188,882,965	21,893,215	$8.63*
C Class, $0.01 Par Value	$53,502,814	6,359,165	$8.41
R Class, $0.01 Par Value	$19,634,456	2,280,028	$8.61
R5 Class, $0.01 Par Value	$6,147	721	$8.53
R6 Class, $0.01 Par Value	$200,589,046	23,578,874	$8.51
*Maximum offering price $9.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)	July 31, 2018(1)	November 30, 2017
Income:
Dividends (net of foreign taxes withheld of $455,831 and $561,227, respectively)	$9,003,005	$15,687,117
Interest (net of foreign taxes withheld of $1,516 and $—, respectively)	4,777,685	6,569,742
	13,780,690	22,256,859

Expenses:
Management fees	6,662,351	10,624,977
Distribution and service fees:
A Class	328,478	573,381
C Class	403,215	672,175
R Class	70,689	115,348
Directors' fees and expenses	17,669	29,514
Other expenses	19,515	59,559
	7,501,917	12,074,954
Fees waived	(311,979)(2)	(483,983)(3)
	7,189,938	11,590,971

Net investment income (loss)	6,590,752	10,665,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $47,102 and $19,545, respectively)	72,503,498	81,808,298
Forward foreign currency exchange contract transactions	644,649	69,761
Futures contract transactions	(129,999)	(17,843)
Swap agreement transactions	58,144	281,936
Foreign currency translation transactions	(105,432)	(35,706)
	72,970,860	82,106,446

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $179,325 and $(185,278), respectively)	(42,357,011)	78,956,855
Forward foreign currency exchange contracts	28,244	(1,490,442)
Futures contracts	8,918	(8,704)
Swap agreements	92,107	(139,724)
Translation of assets and liabilities in foreign currencies	(15,074)	74,864
	(42,242,816)	77,392,849

Net realized and unrealized gain (loss)	30,728,044	159,499,295

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,318,796	$170,165,183

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	Amount consists of $130,834, $34,797, $65,696, $20,161, $7,069, $2, $53,420 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

(3)	Amount consists of $224,311, $64,113, $114,676, $33,609, $11,535, $2, $35,737 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

EIGHT MONTHS ENDED JULY 31, 2018 AND YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	July 31, 2018(1)	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$6,590,752	$10,665,888	$10,973,352
Net realized gain (loss)	72,970,860	82,106,446	14,081,637
Change in net unrealized appreciation (depreciation)	(42,242,816)	77,392,849	4,697,030
Net increase (decrease) in net assets resulting from operations	37,318,796	170,165,183	29,752,019

Distributions to Shareholders
From net investment income:
Investor Class	(5,673,712)	(6,025,744)	(5,071,352)
I Class	(2,105,356)	(1,882,284)	(1,777,887)
A Class	(2,120,300)	(2,729,951)	(2,282,641)
C Class	(188,728)	(253,034)	(54,355)
R Class	(176,931)	(212,585)	(133,864)
R5 Class	(81)	—	—
R6 Class	(1,500,879)	(898,697)	(518,683)
From net realized gains:
Investor Class	(33,528,684)	(6,631,519)	(33,343,841)
I Class	(10,767,968)	(1,805,880)	(9,845,003)
A Class	(15,559,360)	(3,678,967)	(19,567,988)
C Class	(5,020,501)	(1,052,993)	(5,262,095)
R Class	(1,724,403)	(370,021)	(1,648,355)
R5 Class	(430)	—	—
R6 Class	(6,970,524)	(786,747)	(2,570,523)
Decrease in net assets from distributions	(85,337,857)	(26,328,422)	(82,076,587)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(23,051,677)	(120,257,643)	(50,282,982)

Net increase (decrease) in net assets	(71,070,738)	23,579,118	(102,607,550)

Net Assets
Beginning of period	975,262,454	951,683,336	1,054,290,886
End of period	$904,191,716	$975,262,454	$951,683,336

Undistributed net investment income	$3,350,615	$8,054,127	$9,207,648

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2018

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended July 31, 2018, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	1.10%
I Class	0.70% to 0.95%	0.95%	0.90%
A Class	0.90% to 1.15%	1.15%	1.10%
C Class	0.90% to 1.15%	1.15%	1.10%
R Class	0.90% to 1.15%	1.15%	1.10%
R5 Class	0.70% to 0.95%	0.95%	0.90%
R6 Class	0.55% to 0.80%	0.80%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period ended July 31, 2018, the interfund purchases and sales were $4,775,875 and $5,679,458, respectively. The effect of interfund transactions on the Statement of Operations in net realized gain (loss) on investment transactions for the periods ended July 31, 2018 and November 30, 2017 were $627,638 and $751,897, respectively.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $536,713,439, of which $81,042,899 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $633,699,765, of which $86,251,819 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000		600,000,000
Sold	2,638,250	$22,420,025	8,094,319	$66,669,699	5,813,408	$43,576,048
Issued in reinvestment of distributions	4,653,321	38,576,035	1,620,801	12,464,888	5,139,942	37,829,972
Redeemed	(13,388,478)	(113,402,517)	(16,319,184)	(135,602,640)	(14,918,716)	(112,567,049)
	(6,096,907)	(52,406,457)	(6,604,064)	(56,468,053)	(3,965,366)	(31,161,029)
I Class/Shares Authorized	150,000,000		150,000,000		150,000,000
Sold	1,989,118	16,821,683	6,669,932	55,301,893	2,953,484	22,074,915
Issued in reinvestment of distributions	1,528,134	12,576,546	475,813	3,635,473	1,571,260	11,501,624
Redeemed	(10,880,525)	(89,246,816)	(7,620,259)	(62,541,524)	(6,311,299)	(46,003,969)
	(7,363,273)	(59,848,587)	(474,514)	(3,604,158)	(1,786,555)	(12,427,430)
A Class/Shares Authorized	375,000,000		375,000,000		375,000,000
Sold	1,651,776	14,147,752	2,933,525	24,268,900	3,120,587	23,438,961
Issued in reinvestment of distributions	2,047,458	17,116,748	808,422	6,265,765	2,884,961	21,406,412
Redeemed	(4,831,016)	(41,516,656)	(12,107,621)	(101,126,870)	(10,943,818)	(82,826,224)
	(1,131,782)	(10,252,156)	(8,365,674)	(70,592,205)	(4,938,270)	(37,980,851)
C Class/Shares Authorized	90,000,000		90,000,000		80,000,000
Sold	406,129	3,402,001	737,458	5,975,656	999,782	7,311,612
Issued in reinvestment of distributions	627,821	5,141,855	165,938	1,261,263	703,385	5,120,645
Redeemed	(2,134,698)	(17,934,739)	(2,337,156)	(19,044,858)	(2,262,926)	(16,840,664)
	(1,100,748)	(9,390,883)	(1,433,760)	(11,807,939)	(559,759)	(4,408,407)
R Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	284,612	2,425,801	432,594	3,575,675	800,919	6,089,598
Issued in reinvestment of distributions	224,019	1,870,557	74,055	573,976	239,573	1,775,235
Redeemed	(713,108)	(6,078,840)	(1,179,914)	(9,716,703)	(821,189)	(6,198,433)
	(204,477)	(1,782,482)	(673,265)	(5,567,052)	219,303	1,666,400
R5 Class/Shares Authorized	50,000,000		50,000,000		N/A
Sold	38	311	621	5,000
Issued in reinvestment of distributions	62	511	—	—
	100	822	621	5,000

	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
R6 Class/Shares Authorized	90,000,000		90,000,000		50,000,000
Sold	15,655,159	$128,479,571	4,775,522	$39,408,843	5,277,365	$40,872,583
Issued in reinvestment of distributions	1,031,840	8,471,403	221,169	1,685,443	423,179	3,089,206
Redeemed	(3,155,401)	(26,322,908)	(1,578,798)	(13,317,522)	(1,345,995)	(9,933,454)
	13,531,598	110,628,066	3,417,893	27,776,764	4,354,549	34,028,335
Net increase (decrease)	(2,365,489)	$(23,051,677)	(14,132,763)	$(120,257,643)	(6,676,098)	$(50,282,982)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$490,756,901	$207,215,232	—
Corporate Bonds	—	70,083,695	—
U.S. Treasury Securities	—	54,778,677	—
U.S. Government Agency Mortgage-Backed Securities	—	15,741,905	—
Sovereign Governments and Agencies	—	13,358,482	—
Collateralized Mortgage Obligations	—	10,321,518	—
Asset-Backed Securities	—	6,972,143	—
Municipal Securities	—	6,353,990	—
Exchange-Traded Funds	5,516,582	—	—
Collateralized Loan Obligations	—	5,407,105	—
Commercial Mortgage-Backed Securities	—	4,318,167	—
U.S. Government Agency Securities	—	1,237,374	—
Commercial Paper	—	900,089	—
Convertible Preferred Stocks	—	18,778	—
Temporary Cash Investments	16,272,810	199,990	—
	$512,546,293	$396,907,145	—
Other Financial Instruments
Futures Contracts	$5,071	$3,615	—
Swap Agreements	—	334,608	—
Forward Foreign Currency Exchange Contracts	—	269,679	—
	$5,071	$607,902	—

Liabilities
Other Financial Instruments
Futures Contracts	$5,433	$14,581	—
Swap Agreements	—	400	—
Forward Foreign Currency Exchange Contracts	—	174,918	—
	$5,433	$189,899	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,678,750.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $39,138,626.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain(loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $7,490,225 futures contracts purchased and $3,796,792 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements respectively. The fund's average notional amount on interest rate swap agreements held during the period was $5,999,946.

Value of Derivative Instruments as of July 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$6,042	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	269,679	Unrealized depreciation on forward foreign currency exchange contracts	$174,918
Interest Rate Risk	Receivable for variation margin on futures contracts*	10,289	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Swap agreements	—	Swap agreements	400
		$286,010		$175,318

* Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.
Effect of Derivative Instruments on the Statement of Operations for the Eight Months Ended July 31, 2018
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$101,792	Change in net unrealized appreciation (depreciation) on swap agreements	$15,058
Equity Price Risk	Net realized gain (loss) on futures contract transactions	57,403	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	644,649	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	28,244
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(187,402)	Change in net unrealized appreciation (depreciation) on futures contracts	8,918
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(43,648)	Change in net unrealized appreciation (depreciation) on swap agreements	77,049
		$572,794		$129,269

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$281,936	Change in net unrealized Appreciation (depreciation) on swap agreements	$(62,275)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	69,761	Change in net unrealized Appreciation (depreciation) on forward foreign currency exchange contracts	(1,490,442)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(17,843)	Change in net unrealized Appreciation (depreciation) on futures contracts	(8,704)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized Appreciation (depreciation) on swap agreements	(77,449)
		$333,854		$(1,638,870)

85

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the eight months ended July 31, 2018 and years ended November 30, 2017 and November 30, 2016 were as follows:

	July 31, 2018(1)	November 30, 2017	November 30, 2016
Distributions Paid From
Ordinary income	$26,735,774	$12,002,295	$9,838,782
Long-term capital gains	$58,602,083	$14,326,127	$72,237,805

(1) The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$759,489,501
Gross tax appreciation of investments	$166,731,731
Gross tax depreciation of investments	(16,767,794)
Net tax appreciation (depreciation) of investments	149,963,937
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	20,034
Net tax appreciation (depreciation)	$149,983,971
Other book-to-tax adjustments	$(49,060)
Undistributed ordinary income	$11,105,036
Accumulated long-term gains	$57,285,323

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

86

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$9.04	0.06	0.28	0.34	(0.12)	(0.69)	(0.81)	$8.57	4.05%	1.11%(4)	1.16%(4)	1.10%(4)	1.05%(4)	58%	$372,601
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	1.17%	0.76%	0.76%	77%	$527,740
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	1.20%	0.96%	0.96%	79%	$507,497
I Class
2018(3)	$9.00	0.07	0.28	0.35	(0.14)	(0.69)	(0.83)	$8.52	4.18%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$68,975
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.97%	0.96%	0.96%	77%	$134,763
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.00%	1.16%	1.16%	79%	$104,332

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$9.08	0.05	0.28	0.33	(0.09)	(0.69)	(0.78)	$8.63	3.87%	1.36%(4)	1.41%(4)	0.85%(4)	0.80%(4)	58%	$188,883
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	1.42%	0.51%	0.51%	77%	$346,972
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	1.45%	0.71%	0.71%	79%	$391,638
C Class
2018(3)	$8.85	0.01	0.27	0.28	(0.03)	(0.69)	(0.72)	$8.41	3.36%	2.11%(4)	2.16%(4)	0.10%(4)	0.05%(4)	58%	$53,503
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920
2015	$9.08	—(5)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	2.17%	(0.24)%	(0.24)%	77%	$77,937
2013	$8.27	—(5)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	2.20%	(0.04)%	(0.04)%	79%	$72,756

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018(3)	$9.06	0.03	0.28	0.31	(0.07)	(0.69)	(0.76)	$8.61	3.72%	1.61%(4)	1.66%(4)	0.60%(4)	0.55%(4)	58%	$19,634
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	1.67%	0.26%	0.26%	77%	$24,106
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	1.70%	0.46%	0.46%	79%	$22,513
R5 Class
2018(3)	$9.00	0.07	0.28	0.35	(0.13)	(0.69)	(0.82)	$8.53	4.24%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$6
2017(6)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(4)	0.96%(4)	1.46%(4)	1.41%(4)	80%(7)	$6
R6 Class
2018(3)	$8.99	0.09	0.27	0.36	(0.15)	(0.69)	(0.84)	$8.51	4.36%	0.76%(4)	0.81%(4)	1.45%(4)	1.40%(4)	58%	$200,589
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18,544
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	0.80%	1.13%	1.13%	77%	$5,136
2013(8)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(4)	0.85%(4)	1.12%(4)	1.12%(4)	79%(9)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2018; the related statements of operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the statements of changes in net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2018; the results of its operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the changes in its net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; and the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	67	None
Andrea C. Hall(1) (1945)	Director	Since 1997	Retired	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

91

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
1) Effective August 31, 2018, Andrea C. Hall retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

93

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

94

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

95

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of

96

the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.15% to 1.10%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2018.

For corporate taxpayers, the fund hereby designates $10,928,276, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $63,197,459, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2018.

The fund hereby designates $15,548,919 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2018.

The fund utilized earnings and profits of $5,715,271 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 1809

Annual Report

July 31, 2018

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the eight months ended July 31, 2018. (We changed the fund’s fiscal year-end from November 30 to July 31, resulting in an eight-month annual reporting period this year.) Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, please visit our website, americancentury.com.

As Volatility Mounted, Stocks Persevered and Bonds Struggled

Stocks rallied sharply early in the reporting period. Robust corporate earnings results, improving global economic growth, relatively low interest rates, and growth-oriented U.S. tax reform helped drive stock prices higher. U.S. stocks were notably strong, with the S&P 500 Index gaining nearly 8% from November 30, 2017, through January 31, 2018. Outside the U.S., returns were also robust, as central bank accommodations enhanced the positive economic and earnings backdrop. Meanwhile, bonds struggled, as interest rates edged higher and the Federal Reserve (the Fed) continued its rate-normalization efforts.

The global stock rally came to an abrupt halt in early February, as market volatility resurfaced. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. However, economic data released in subsequent months were more in line with market expectations. Additionally, corporate earnings results generally remained strong, and the Fed stayed on track. This news helped calm the markets, but rising interest rates, geopolitical tensions, and global trade war fears provided periodic headwinds.

Overall, most stock indices held onto gains for the eight-month period, and U.S. stocks generally outperformed global equities. Elsewhere, rising U.S. Treasury yields and inflation weighed on bonds and other interest-rate-sensitive securities, which generally underperformed stocks.

With inflationary pressures mounting, U.S. Treasury yields rising, volatility resurfacing, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2018
				Average Annual Returns
	Ticker Symbol	8 months	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	2.01%	5.29%	5.17%	5.47%	—	2/15/96
S&P 500 Index	—	7.65%	16.24%	13.12%	10.66%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-1.14%	-0.80%	2.25%	3.73%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.03%	1.37%	0.41%	0.31%	—	—
I Class	ACCIX	2.33%	5.50%	5.38%	5.67%	—	8/1/00
A Class	ACCAX						10/2/96
No sales charge		1.99%	5.03%	4.92%	5.21%	—
With sales charge		-3.89%	-1.02%	3.68%	4.59%	—
C Class	AACCX						9/30/04
No sales charge		1.58%	4.28%	4.13%	4.42%	—
With sales charge		0.61%	4.28%	4.13%	4.42%	—
R Class	AACRX	1.83%	4.82%	4.65%	4.95%	—	3/31/05
R5 Class	AACGX	2.15%	5.49%	—	—	6.89%	4/10/17
R6 Class	AACDX	2.44%	5.65%	5.57%	—	5.52%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. The fund’s fiscal year end was changed from November 30 to July 31, resulting in an eight-month reporting period.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2018
Investor Class — $17,036

S&P 500 Index — $27,551

Bloomberg Barclays U.S. Aggregate Bond Index — $14,424

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,310

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.81%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Dave MacEwen, and Vidya Rajappa

During the period, Vidya Rajappa joined the fund's management team.

Performance Summary

Strategic Allocation: Conservative returned 2.01%* for the fiscal period ended July 31, 2018. Because the fund’s fiscal year changed from November 30 to July 31 during this performance period, this report covers an eight-month period.

Stronger global growth, tax cuts, and record corporate profits helped drive strong equity market gains early in the reporting period, with stocks around the world reaching record highs in early 2018 before worries about interest rates and inflation led to sharp volatility. In the U.S., growth beat value across all cap ranges, while small stocks generally outperformed large- and mid-cap stocks. Developed non-U.S. stocks outperformed emerging markets, but both underperformed domestic core equities. In sector terms, technology and consumer discretionary stocks performed best. In fixed income, the Federal Reserve (the Fed) increased its target rate three times in the period, from 1.25% to 2.0%. The U.S. 10-year Treasury yield rose and finished just short of 3%. Overall, the yield curve rose and flattened. High yield bonds, cash, and inflation-linked securities performed best, while other market segments declined. A stronger U.S. dollar hurt the performance of non-U.S. bonds.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds, and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds, and cash, and we maintained that throughout the period. Within the equity segment, our non-U.S. tactical model favored non-U.S. stocks over U.S. stocks, but by a slimmer margin than previously, so we trimmed our non-U.S. equity overweight towards period-end. The portfolio also was slightly overweight to large-cap stocks and underweight to small caps. We maintained an overweight to the large-cap growth segment and an underweight to small, core, and value stocks. In the bond segment, we maintained a neutral position.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. Conversely, our underweight to U.S. stocks in favor of non-U.S. developed stocks detracted, as did an underweight position in small-cap stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods of less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Equities Contributed Overall

The equity portion of Strategic Allocation: Conservative produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. small growth, large growth, large core, and mid-cap growth significantly outperformed domestic value stocks. Internationally, small, medium, and large growth stocks produced gains. However, value-oriented and emerging markets equities declined. Large-cap core and large-cap growth were the top contributors to portfolio gains. U.S. mid-cap growth and large-cap value were other significant contributors.

Security selection generated positive results in non-U.S. large-cap growth, U.S. large-cap growth, large-cap value and large-cap core, non-U.S. small/mid-cap growth strategies, and U.S. mid-cap value, among others.

Fixed-Income Components Had Mixed Results

U.S. bonds struggled as rates rose during a period when the economy and job market strengthened, and we saw upward pressure on inflation. A stronger dollar further limited the performance of international investments when translated back into dollars. Although rising rates and a stronger dollar limited the performance of U.S. investment-grade and international bonds, respectively, the fixed-income allocation contributed to gains overall.

Outlook

At period-end, the Strategic Allocation: Conservative portfolio was neutral in terms of stocks/bonds/cash, with overweight positions in U.S. large-cap growth stocks and non-U.S. developed stocks. The portfolio had underweights in U.S. small, core, and value stocks. Our signals continued to favor growth over value within the U.S. based on monetary and sentiment factors. Because our non-U.S. tactical model continues to favor non-U.S. over U.S. equities, we maintain a non-U.S. equity overweight, but by a smaller margin than in the past.

6

Fund Characteristics

JULY 31, 2018
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	0.9%
Microsoft Corp.	0.8%
Amazon.com, Inc.	0.8%
Apple, Inc.	0.6%
Facebook, Inc., Class A	0.5%
JPMorgan Chase & Co.	0.4%
Visa, Inc., Class A	0.4%
Pfizer, Inc.	0.4%
Johnson & Johnson	0.3%
Zimmer Biomet Holdings, Inc.	0.3%

Geographic Composition of Common Stocks	% of net assets
United States	30.8%
Japan	2.9%
United Kingdom	2.6%
France	1.6%
Other Countries	6.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.7 years
Average Duration (effective)	5.6 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	30.8%
Foreign Common Stocks*	13.3%
U.S. Treasury Securities	17.4%
Corporate Bonds	12.4%
Sovereign Governments and Agencies	6.9%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Municipal Securities	3.3%
Collateralized Mortgage Obligations	2.5%
Asset-Backed Securities	2.3%
Collateralized Loan Obligations	1.5%
Commercial Mortgage-Backed Securities	1.3%
Exchange-Traded Funds	0.5%
Commercial Paper	0.4%
U.S. Government Agency Securities	0.4%
Convertible Preferred Stocks	—**
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(1.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period(1) 2/1/18 - 7/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$991.90	$4.94	1.00%
I Class	$1,000	$994.60	$3.96	0.80%
A Class	$1,000	$990.80	$6.17	1.25%
C Class	$1,000	$988.50	$9.86	2.00%
R Class	$1,000	$989.90	$7.40	1.50%
R5 Class	$1,000	$992.90	$3.95	0.80%
R6 Class	$1,000	$995.30	$3.22	0.65%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
I Class	$1,000	$1,020.83	$4.01	0.80%
A Class	$1,000	$1,018.60	$6.26	1.25%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
R5 Class	$1,000	$1,020.83	$4.01	0.80%
R6 Class	$1,000	$1,021.57	$3.26	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 44.1%
Aerospace and Defense — 1.0%
AAR Corp.	693	$32,855
Aerojet Rocketdyne Holdings, Inc.(1)	680	22,916
Astronics Corp.(1)	25	1,025
Boeing Co. (The)	4,288	1,527,814
Bombardier, Inc., B Shares(1)	27,020	101,778
Curtiss-Wright Corp.	704	93,653
Esterline Technologies Corp.(1)	317	27,040
FACC AG	1,440	32,027
General Dynamics Corp.	1,095	218,737
KLX, Inc.(1)	355	25,933
Kratos Defense & Security Solutions, Inc.(1)	1,944	25,116
L3 Technologies, Inc.	1,515	324,877
Lockheed Martin Corp.	3,755	1,224,506
Mercury Systems, Inc.(1)	697	29,086
Raytheon Co.	1,975	391,109
Textron, Inc.	8,525	582,002
		4,660,474
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	1,800	215,802
XPO Logistics, Inc.(1)	4,793	477,958
		693,760
Airlines — 0.2%
Delta Air Lines, Inc.	7,615	414,408
Ryanair Holdings plc ADR(1)	964	101,606
Southwest Airlines Co.	10,454	608,005
Wizz Air Holdings plc(1)	830	37,759
		1,161,778
Auto Components — 0.3%
Adient plc	6,703	319,264
Aptiv plc	2,179	213,695
Delphi Technologies plc	1,565	70,691
Dometic Group AB	5,490	53,383
Hyundai Mobis Co. Ltd.	1,019	207,690
Hyundai Wia Corp.	3,920	165,049
Ichikoh Industries Ltd.	4,100	54,268
Stoneridge, Inc.(1)	58	1,972
Valeo SA	4,707	231,173
Visteon Corp.(1)	380	44,490
		1,361,675
Automobiles — 0.6%
Honda Motor Co. Ltd. ADR	17,376	532,748
Hyundai Motor Co.	4,592	531,591
Kia Motors Corp.	34,142	967,507
Nissan Motor Co. Ltd.	66,600	628,684

10

	Shares/ Principal Amount	Value
Peugeot SA	6,210	$178,709
		2,839,239
Banks — 3.4%
Bank of America Corp.	48,657	1,502,528
Bank of China Ltd., H Shares	352,000	165,034
Bank of Communications Co. Ltd., H Shares	391,000	281,953
Bank of Hawaii Corp.	4,674	376,210
Bank of Kyoto Ltd. (The)	9,800	474,158
Bank of NT Butterfield & Son Ltd. (The)	699	34,573
Bank OZK	1,275	52,148
BankUnited, Inc.	1,460	56,736
Barclays plc	293,457	747,089
BB&T Corp.	25,929	1,317,453
Boston Private Financial Holdings, Inc.	1,197	17,237
CaixaBank SA	20,130	93,144
Central Pacific Financial Corp.	902	24,859
Chiba Bank Ltd. (The)	7,000	49,832
Citigroup, Inc.	113	8,124
Comerica, Inc.	1,309	126,894
Commerce Bancshares, Inc.	5,124	342,283
Commerzbank AG(1)	71,335	770,426
DGB Financial Group, Inc.	7,636	63,824
Erste Group Bank AG(1)	10,323	446,152
FCB Financial Holdings, Inc., Class A(1)	153	7,803
First Hawaiian, Inc.	1,324	37,416
FNB Corp.	2,469	31,677
Hachijuni Bank Ltd. (The)	20,500	90,203
Hana Financial Group, Inc.	11,726	470,654
Home BancShares, Inc.	2,500	57,975
HSBC Holdings plc	18,800	178,682
Industrial Bank of Korea	8,800	123,113
JPMorgan Chase & Co.	15,775	1,813,336
KBC Group NV	3,950	303,741
Kyushu Financial Group, Inc.	68,500	350,418
LegacyTexas Financial Group, Inc.	950	41,639
M&T Bank Corp.	3,302	572,402
PNC Financial Services Group, Inc. (The)	2,833	410,303
Popular, Inc.	102	5,062
San-In Godo Bank Ltd. (The)	11,700	109,555
Seacoast Banking Corp. of Florida(1)	801	23,477
Shiga Bank Ltd. (The)	19,000	100,425
Signature Bank	232	25,453
Standard Chartered plc	33,430	301,884
SunTrust Banks, Inc.	9,969	718,466
SVB Financial Group(1)	380	116,994
Swedbank AB, A Shares	9,280	219,732
Texas Capital Bancshares, Inc.(1)	223	20,248
U.S. Bancorp	25,061	1,328,484
UMB Financial Corp.	4,051	291,226
UniCredit SpA	11,026	195,513

11

	Shares/ Principal Amount	Value
Valley National Bancorp	5,724	$66,685
Wells Fargo & Co.	19,277	1,104,379
Westamerica Bancorporation	4,996	299,860
Wintrust Financial Corp.	180	15,791
		16,383,253
Beverages — 0.8%
Brown-Forman Corp., Class B	1,804	96,009
China Resources Beer Holdings Co. Ltd.	10,000	44,974
Coca-Cola Co. (The)	208	9,699
Coca-Cola HBC AG(1)	8,240	295,693
Constellation Brands, Inc., Class A	2,600	546,598
Diageo plc	14,140	520,036
Fevertree Drinks plc	780	35,269
Heineken NV	3,956	400,329
MGP Ingredients, Inc.	142	11,654
Molson Coors Brewing Co., Class B	5,877	393,759
Monster Beverage Corp.(1)	2,989	179,400
PepsiCo, Inc.	3,397	390,655
Remy Cointreau SA	2,450	334,621
Treasury Wine Estates Ltd.	48,523	664,044
		3,922,740
Biotechnology — 1.0%
AbbVie, Inc.	6,315	582,432
ACADIA Pharmaceuticals, Inc.(1)	432	6,519
Acceleron Pharma, Inc.(1)	206	8,973
Adamas Pharmaceuticals, Inc.(1)	275	6,540
Aimmune Therapeutics, Inc.(1)	343	9,920
Alder Biopharmaceuticals, Inc.(1)	494	9,361
Alexion Pharmaceuticals, Inc.(1)	2,422	322,029
Amgen, Inc.	3,419	672,004
Amicus Therapeutics, Inc.(1)	980	14,259
AnaptysBio, Inc.(1)	85	6,657
Arena Pharmaceuticals, Inc.(1)	308	11,886
Array BioPharma, Inc.(1)	6,775	104,267
Biogen, Inc.(1)	2,805	937,908
BioMarin Pharmaceutical, Inc.(1)	1,348	135,555
Blueprint Medicines Corp.(1)	168	10,003
Celgene Corp.(1)	2,399	216,126
Clovis Oncology, Inc.(1)	191	8,431
CSL Ltd.	4,910	717,210
Esperion Therapeutics, Inc.(1)	88	3,955
Exelixis, Inc.(1)	5,156	106,729
FibroGen, Inc.(1)	259	16,343
Flexion Therapeutics, Inc.(1)	366	8,733
Galapagos NV(1)	293	32,282
Genomic Health, Inc.(1)	169	9,072
Global Blood Therapeutics, Inc.(1)	171	7,148
Heron Therapeutics, Inc.(1)	367	13,744
Immunomedics, Inc.(1)	4,641	111,059
Insmed, Inc.(1)	371	9,227
12

	Shares/ Principal Amount	Value
Ionis Pharmaceuticals, Inc.(1)	444	$19,394
Loxo Oncology, Inc.(1)	79	13,240
Madrigal Pharmaceuticals, Inc.(1)	24	6,169
Neurocrine Biosciences, Inc.(1)	1,216	122,196
PeptiDream, Inc.(1)	700	27,201
Portola Pharmaceuticals, Inc.(1)	229	8,198
Puma Biotechnology, Inc.(1)	103	4,959
Sage Therapeutics, Inc.(1)	629	90,777
Spark Therapeutics, Inc.(1)	126	9,667
Ultragenyx Pharmaceutical, Inc.(1)	159	12,578
Vertex Pharmaceuticals, Inc.(1)	1,881	329,269
		4,742,020
Building Products — 0.4%
Allegion plc	2,107	171,805
Apogee Enterprises, Inc.	194	9,847
CSW Industrials, Inc.(1)	492	26,691
Daikin Industries Ltd.	2,000	238,251
Fortune Brands Home & Security, Inc.	1,980	114,840
Gibraltar Industries, Inc.(1)	230	9,993
Johnson Controls International plc	31,064	1,165,211
Masonite International Corp.(1)	256	17,472
		1,754,110
Capital Markets — 1.4%
Affiliated Managers Group, Inc.	1,146	183,371
Ameriprise Financial, Inc.	5,488	799,437
Ares Management LP	1,863	39,775
AURELIUS Equity Opportunities SE & Co. KGaA	960	59,272
Bank of New York Mellon Corp. (The)	11,650	622,926
BGC Partners, Inc., Class A	1,375	14,768
Brookfield Asset Management, Inc., Class A	2,133	90,003
Burford Capital Ltd.	5,024	121,202
Cboe Global Markets, Inc.	2,170	210,772
Charles Schwab Corp. (The)	4,805	245,343
Credit Suisse Group AG(1)	19,140	308,707
Deutsche Boerse AG	2,770	365,046
Donnelley Financial Solutions, Inc.(1)	1,489	30,971
Euronext NV	380	23,617
Evercore, Inc., Class A	2,719	307,247
Greenhill & Co., Inc.	652	21,320
Hamilton Lane, Inc., Class A	575	28,158
Houlihan Lokey, Inc.	500	24,580
IG Group Holdings plc	5,150	62,222
Intermediate Capital Group plc	3,350	46,697
Invesco Ltd.	47,579	1,284,157
Julius Baer Group Ltd.(1)	4,030	221,576
London Stock Exchange Group plc	9,260	534,421
LPL Financial Holdings, Inc.	1,554	103,015
Northern Trust Corp.	6,022	657,723
S&P Global, Inc.	2,095	419,922
Sanne Group plc	1,600	14,827

13

	Shares/ Principal Amount	Value
SEI Investments Co.	3,793	$227,352
		7,068,427
Chemicals — 0.6%
Air Products & Chemicals, Inc.	751	123,292
Akzo Nobel NV	1,780	164,642
Arkema SA	680	85,281
Chr Hansen Holding A/S	3,650	377,913
DowDuPont, Inc.	5,350	367,920
Eastman Chemical Co.	2,638	273,350
Ferro Corp.(1)	846	19,052
FMC Corp.	965	86,734
Ingevity Corp.(1)	372	37,077
Innophos Holdings, Inc.	757	34,201
KH Neochem Co. Ltd.	800	25,757
KMG Chemicals, Inc.	459	32,956
Kraton Corp.(1)	296	14,235
LyondellBasell Industries NV, Class A	2,622	290,491
Minerals Technologies, Inc.	530	40,068
PolyOne Corp.	213	9,553
Scotts Miracle-Gro Co. (The)	16	1,271
Sumitomo Bakelite Co. Ltd.	1,000	10,061
Symrise AG	4,100	370,506
Tokai Carbon Co. Ltd.	3,400	62,366
Umicore SA	9,260	541,409
Valvoline, Inc.	3,438	77,664
WR Grace & Co.	579	42,765
		3,088,564
Commercial Services and Supplies — 0.1%
Advanced Disposal Services, Inc.(1)	998	24,551
Brink's Co. (The)	461	36,811
Ceco Environmental Corp.	1,256	8,629
Charah Solutions, Inc.(1)	3,255	24,640
Cleanaway Waste Management Ltd.	8,840	12,347
Deluxe Corp.	384	22,629
Healthcare Services Group, Inc.	702	28,263
HomeServe plc	2,710	35,997
LSC Communications, Inc.	310	4,656
MSA Safety, Inc.	1,307	131,850
Multi-Color Corp.	104	6,900
Pitney Bowes, Inc.	2,529	22,078
Republic Services, Inc.	3,023	219,107
		578,458
Communications Equipment — 0.5%
Arista Networks, Inc.(1)	240	61,375
Cisco Systems, Inc.	30,285	1,280,753
F5 Networks, Inc.(1)	153	26,221
Lumentum Holdings, Inc.(1)	127	6,636
Palo Alto Networks, Inc.(1)	3,727	738,915
Quantenna Communications, Inc.(1)	1,001	15,946

14

	Shares/ Principal Amount	Value
Telefonaktiebolaget LM Ericsson, B Shares	30,790	$241,195
		2,371,041
Construction and Engineering — 0.1%
Dycom Industries, Inc.(1)	593	52,872
Granite Construction, Inc.	436	23,522
Hazama Ando Corp.	11,800	93,501
Jacobs Engineering Group, Inc.	2,916	197,209
SHO-BOND Holdings Co. Ltd.	400	27,939
Valmont Industries, Inc.	53	7,401
		402,444
Construction Materials — 0.2%
Buzzi Unicem SpA	9,721	120,948
China Resources Cement Holdings Ltd.	20,000	22,780
CRH plc	12,510	428,324
Summit Materials, Inc., Class A(1)	1,244	31,224
Vulcan Materials Co.	1,513	169,456
		772,732
Consumer Finance — 0.3%
American Express Co.	8,323	828,305
Discover Financial Services	4,535	323,844
Green Dot Corp., Class A(1)	320	25,383
Synchrony Financial	10,083	291,802
		1,469,334
Containers and Packaging — 0.5%
Amcor Ltd.	21,620	242,063
Ball Corp.	4,541	176,963
Bemis Co., Inc.	6,442	295,752
Graphic Packaging Holding Co.	31,774	461,676
RPC Group plc	3,492	37,346
Sealed Air Corp.	3,867	170,419
Silgan Holdings, Inc.	2,381	65,501
Sonoco Products Co.	6,142	342,847
WestRock Co.	12,533	726,663
		2,519,230
Distributors — 0.1%
Genuine Parts Co.	2,940	286,092
LKQ Corp.(1)	7,727	259,009
Pool Corp.	125	19,156
		564,257
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	187	20,007
Cambium Learning Group, Inc.(1)	188	2,230
Chegg, Inc.(1)	686	19,002
Graham Holdings Co., Class B	30	16,770
Grand Canyon Education, Inc.(1)	1,066	124,221
H&R Block, Inc.	14,173	356,593
		538,823
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(1)	1,435	283,944

15

	Shares/ Principal Amount	Value
Compass Diversified Holdings	3,776	$65,702
		349,646
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	9,163	292,941
BT Group plc	110,110	337,465
Cellnex Telecom SA	12,380	328,763
Verizon Communications, Inc.	18,641	962,621
Vonage Holdings Corp.(1)	615	7,878
		1,929,668
Electric Utilities — 0.5%
Edison International	9,269	617,593
Eversource Energy	6,739	409,192
Pinnacle West Capital Corp.	2,980	239,681
ROSSETI PJSC	21,005,479	257,955
Xcel Energy, Inc.	17,525	821,222
		2,345,643
Electrical Equipment — 0.5%
AMETEK, Inc.	2,732	212,550
AZZ, Inc.	114	6,179
Eaton Corp. plc	7,695	639,993
Emerson Electric Co.	5,206	376,290
Hubbell, Inc.	5,393	664,687
Rockwell Automation, Inc.	963	180,620
Signify NV	13,836	383,769
		2,464,088
Electronic Equipment, Instruments and Components — 0.6%
Anritsu Corp.	4,400	62,922
Avnet, Inc.	804	35,255
Belden, Inc.	627	40,598
CDW Corp.	5,382	452,572
Coherent, Inc.(1)	166	26,238
Dolby Laboratories, Inc., Class A	3,117	200,891
Electrocomponents plc	5,560	52,369
FLIR Systems, Inc.	714	41,840
Hexagon AB, B Shares	7,190	438,451
Keyence Corp.	600	316,111
Keysight Technologies, Inc.(1)	3,758	217,964
Maruwa Co. Ltd.	500	38,322
National Instruments Corp.	216	9,463
OSI Systems, Inc.(1)	168	13,400
Taiyo Yuden Co. Ltd.	2,000	59,473
TDK Corp.	3,100	330,752
TE Connectivity Ltd.	5,774	540,273
Tech Data Corp.(1)	253	21,103
TTM Technologies, Inc.(1)	893	15,503
Vishay Precision Group, Inc.(1)	49	1,955
		2,915,455
Energy Equipment and Services — 0.7%
Baker Hughes a GE Co.	21,279	735,828
Borr Drilling Ltd.(1)	1,699	8,040

16

	Shares/ Principal Amount	Value
C&J Energy Services, Inc.(1)	379	$8,815
Dril-Quip, Inc.(1)	321	16,547
FTS International, Inc.(1)	340	4,080
Halliburton Co.	16,290	691,022
Helix Energy Solutions Group, Inc.(1)	315	3,153
Helmerich & Payne, Inc.	925	56,749
Keane Group, Inc.(1)	405	5,714
Liberty Oilfield Services, Inc., Class A(1)	331	6,488
National Oilwell Varco, Inc.	5,695	276,891
Petroleum Geo-Services ASA(1)	5,067	24,743
Schlumberger Ltd.	15,610	1,053,987
Tecnicas Reunidas SA	14,876	502,723
Trican Well Service Ltd.(1)	5,190	10,932
		3,405,712
Equity Real Estate Investment Trusts (REITs) — 2.4%
Agree Realty Corp.	1,280	68,147
Alexandria Real Estate Equities, Inc.	1,233	157,133
Allied Properties Real Estate Investment Trust	3,406	111,146
American Homes 4 Rent, Class A	7,245	160,404
American Tower Corp.	856	126,893
Americold Realty Trust	405	8,712
Armada Hoffler Properties, Inc.	331	4,998
AvalonBay Communities, Inc.	1,519	268,635
Boardwalk Real Estate Investment Trust	1,285	45,202
Brandywine Realty Trust	589	9,713
Camden Property Trust	653	60,461
CapitaLand Commercial Trust	65,900	84,714
CareTrust REIT, Inc.	1,034	17,485
Charter Hall Group	37,640	187,083
Columbia Property Trust, Inc.	5,433	125,937
Community Healthcare Trust, Inc.	494	14,820
CubeSmart	2,685	81,517
CyrusOne, Inc.	3,965	245,513
Derwent London plc	1,723	70,627
Duke Realty Corp.	8,080	235,290
Empire State Realty Trust, Inc., Class A	5,329	88,834
EPR Properties	122	8,112
Equinix, Inc.	950	417,316
Equity Residential	3,103	203,029
Extra Space Storage, Inc.	853	80,156
First Industrial Realty Trust, Inc.	790	25,714
Gaming and Leisure Properties, Inc.	8,777	318,781
Gecina SA	1,631	278,262
GLP J-Reit	117	124,937
Goodman Group	33,308	238,306
Hammerson plc	9,419	64,510
HCP, Inc.	8,930	231,287
Highwoods Properties, Inc.	1,148	56,378
Host Hotels & Resorts, Inc.	14,589	305,494
Hudson Pacific Properties, Inc.	5,344	183,085

17

	Shares/ Principal Amount	Value
Inmobiliaria Colonial Socimi SA	11,246	$121,182
Invesco Office J-Reit, Inc.	572	80,059
Invincible Investment Corp.	141	62,231
Invitation Homes, Inc.	5,876	135,794
Japan Hotel REIT Investment Corp.	180	131,843
Kimco Realty Corp.	17,321	289,087
Kite Realty Group Trust	2,014	33,976
Lexington Realty Trust	1,078	9,476
Link REIT	23,500	232,933
MedEquities Realty Trust, Inc.	1,656	18,547
Medical Properties Trust, Inc.	1,086	15,649
MGM Growth Properties LLC, Class A	7,899	239,340
Mid-America Apartment Communities, Inc.	969	97,656
Orix JREIT, Inc.	76	118,403
Park Hotels & Resorts, Inc.	9,926	310,485
Piedmont Office Realty Trust, Inc., Class A	11,184	221,219
PotlatchDeltic Corp.	5,640	263,670
Prologis, Inc.	4,500	295,290
PS Business Parks, Inc.	579	73,979
Regency Centers Corp.	2,417	153,794
Retail Properties of America, Inc., Class A	17,800	223,390
RLJ Lodging Trust	372	8,403
Sabra Health Care REIT, Inc.	4,182	90,373
Safestore Holdings plc	9,777	71,864
SBA Communications Corp.(1)	5,047	798,688
Segro plc	33,346	291,059
Senior Housing Properties Trust	1,541	27,491
Simon Property Group, Inc.	3,146	554,357
Spirit Realty Capital, Inc.	8,737	73,129
STORE Capital Corp.	3,578	98,216
Summit Hotel Properties, Inc.	675	9,551
Sun Communities, Inc.	2,552	247,442
Taubman Centers, Inc.	1,175	72,909
UDR, Inc.	5,264	202,559
UNITE Group plc (The)	18,765	215,759
Urstadt Biddle Properties, Inc., Class A	260	5,788
Weingarten Realty Investors	3,574	108,006
Welltower, Inc.	1,676	104,918
Weyerhaeuser Co.	22,240	760,163
		11,577,309
Food and Staples Retailing — 0.5%
Casey's General Stores, Inc.	232	25,376
Cosmos Pharmaceutical Corp.	200	43,983
Costco Wholesale Corp.	403	88,140
Sysco Corp.	9,889	664,640
Tesco plc	98,420	336,259
US Foods Holding Corp.(1)	8,231	278,290
Walgreens Boots Alliance, Inc.	4,091	276,633
Walmart, Inc.	6,126	546,623
		2,259,944

18

	Shares/ Principal Amount	Value
Food Products — 1.0%
a2 Milk Co. Ltd.(1)	1,840	$13,123
Associated British Foods plc	4,590	147,904
Conagra Brands, Inc.	20,342	746,755
Danone SA	6,680	524,995
General Mills, Inc.	4,817	221,871
Hain Celestial Group, Inc. (The)(1)	426	12,115
Hostess Brands, Inc.(1)	1,325	18,563
J.M. Smucker Co. (The)	1,642	182,459
Kellogg Co.	6,926	491,954
Kerry Group plc, A Shares	3,570	378,634
Mondelez International, Inc., Class A	34,146	1,481,254
Nomad Foods Ltd.(1)	3,279	62,301
Orkla ASA	41,037	347,147
Pinnacle Foods, Inc.	1,541	102,353
Premium Brands Holdings Corp.	390	30,577
TreeHouse Foods, Inc.(1)	479	22,748
		4,784,753
Gas Utilities — 0.1%
Atmos Energy Corp.	1,736	159,486
Rubis SCA	424	25,013
Spire, Inc.	2,438	174,561
		359,060
Health Care Equipment and Supplies — 1.6%
Abbott Laboratories	10,407	682,075
ABIOMED, Inc.(1)	335	118,768
Align Technology, Inc.(1)	643	229,326
Boston Scientific Corp.(1)	9,339	313,884
CONMED Corp.	125	9,250
Cutera, Inc.(1)	459	18,360
Edwards Lifesciences Corp.(1)	4,529	645,156
Elekta AB, B Shares	1,915	26,886
Haemonetics Corp.(1)	1,699	165,890
Heska Corp.(1)	32	3,208
Hill-Rom Holdings, Inc.	1,712	161,270
IDEXX Laboratories, Inc.(1)	1,065	260,851
Insulet Corp.(1)	308	25,613
Integer Holdings Corp.(1)	195	13,933
Intuitive Surgical, Inc.(1)	1,691	859,349
Masimo Corp.(1)	1,472	146,346
Medtronic plc	10,548	951,746
Merit Medical Systems, Inc.(1)	562	30,517
Nihon Kohden Corp.	800	21,536
Orthofix International NV(1)	94	5,686
Penumbra, Inc.(1)	712	101,282
Siemens Healthineers AG(1)	2,843	126,645
STERIS plc	3,332	381,414
Straumann Holding AG	190	147,755

19

	Shares/ Principal Amount	Value
Sysmex Corp.	3,800	$359,218
Teleflex, Inc.	622	169,626
Terumo Corp.	2,300	126,092
Varian Medical Systems, Inc.(1)	998	115,219
Zimmer Biomet Holdings, Inc.	12,300	1,543,896
		7,760,797
Health Care Providers and Services — 1.3%
Alfresa Holdings Corp.	11,300	270,133
Amedisys, Inc.(1)	1,165	109,079
Amplifon SpA	2,968	66,497
Cardinal Health, Inc.	7,074	353,346
Cigna Corp.	1,913	343,231
Ensign Group, Inc. (The)	529	19,081
Express Scripts Holding Co.(1)	5,267	418,516
HCA Healthcare, Inc.	1,692	210,197
HealthEquity, Inc.(1)	206	15,553
Henry Schein, Inc.(1)	6,637	527,044
LifePoint Health, Inc.(1)	1,575	102,060
McKesson Corp.	4,568	573,741
NMC Health plc	1,240	61,782
PetIQ, Inc.(1)	832	22,797
Premier, Inc., Class A(1)	247	9,238
Quest Diagnostics, Inc.	5,228	563,160
Suzuken Co. Ltd.	9,400	410,669
Tivity Health, Inc.(1)	3,461	116,636
Toho Holdings Co. Ltd.	16,900	415,340
UnitedHealth Group, Inc.	3,942	998,193
WellCare Health Plans, Inc.(1)	3,002	802,795
		6,409,088
Health Care Technology — 0.1%
athenahealth, Inc.(1)	23	3,466
Cerner Corp.(1)	6,622	411,094
Cotiviti Holdings, Inc.(1)	1,103	49,238
HealthStream, Inc.	194	5,448
Inspire Medical Systems, Inc.(1)	193	8,646
Teladoc, Inc.(1)	605	36,209
Vocera Communications, Inc.(1)	956	28,852
		542,953
Hotels, Restaurants and Leisure — 0.9%
Accor SA	5,860	302,053
Aristocrat Leisure Ltd.	12,890	308,367
Carnival Corp.	1,860	110,186
Carnival plc	4,790	278,205
Chipotle Mexican Grill, Inc.(1)	294	127,496
Churchill Downs, Inc.	112	32,026
Compass Group plc	13,904	299,204
Corporate Travel Management Ltd.	2,960	63,093

20

	Shares/ Principal Amount	Value
Dalata Hotel Group plc(1)	4,320	$34,351
Darden Restaurants, Inc.	1,061	113,463
Domino's Pizza, Inc.	467	122,662
GreenTree Hospitality Group Ltd. ADR(1)	2,180	36,624
Hilton Grand Vacations, Inc.(1)	331	11,449
Hilton Worldwide Holdings, Inc.	1,414	111,225
Huazhu Group Ltd. ADR	1,071	42,851
Las Vegas Sands Corp.	8,706	625,961
Marriott International, Inc., Class A	3,012	385,054
McDonald's Corp.	1,180	185,897
Melco International Development Ltd.	21,000	59,530
Planet Fitness, Inc., Class A(1)	4,186	198,919
Red Robin Gourmet Burgers, Inc.(1)	442	20,907
Red Rock Resorts, Inc., Class A	578	20,427
Round One Corp.	2,700	40,084
Royal Caribbean Cruises Ltd.	4,388	494,791
Ruth's Hospitality Group, Inc.	7	203
Texas Roadhouse, Inc.	490	30,792
TKP Corp.(1)	700	24,916
Vail Resorts, Inc.	1,535	424,995
Wynn Resorts Ltd.	215	35,858
Yum! Brands, Inc.	1,146	90,866
		4,632,455
Household Durables — 0.4%
Cairn Homes plc(1)	23,608	46,930
Cavco Industries, Inc.(1)	115	24,432
Garmin Ltd.	523	32,661
Haseko Corp.	29,300	387,557
Helen of Troy Ltd.(1)	160	18,328
Iida Group Holdings Co. Ltd.	21,500	420,905
Installed Building Products, Inc.(1)	190	10,374
Mohawk Industries, Inc.(1)	287	54,059
Neinor Homes SA(1)	1,836	34,780
PlayAGS, Inc.(1)	1,168	33,346
Pressance Corp.	3,000	45,557
PulteGroup, Inc.	10,352	294,929
Sony Corp.	6,100	317,943
Token Corp.	2,400	184,591
TopBuild Corp.(1)	173	12,851
		1,919,243
Household Products — 0.4%
Central Garden & Pet Co., Class A(1)	535	21,464
Church & Dwight Co., Inc.	1,446	80,832
Kimberly-Clark Corp.	5,594	636,933
Pigeon Corp.	900	43,223
Procter & Gamble Co. (The)	11,334	916,694
Spectrum Brands Holdings, Inc.(1)	590	51,548
		1,750,694

21

	Shares/ Principal Amount	Value
Independent Power and Renewable Electricity Producers†
NRG Energy, Inc.	3,631	$114,994
Industrial Conglomerates — 0.2%
General Electric Co.	12,090	164,787
Honeywell International, Inc.	3,458	552,070
Rheinmetall AG	211	25,487
Siemens AG	2,170	306,427
		1,048,771
Insurance — 1.3%
Aegon NV	110,029	725,913
Aflac, Inc.	11,486	534,558
AIA Group Ltd.	72,800	635,338
AMERISAFE, Inc.	490	30,772
Arthur J. Gallagher & Co.	3,230	230,461
Aspen Insurance Holdings Ltd.	617	24,958
Aviva plc	37,915	248,827
Beazley plc	3,335	24,557
Brown & Brown, Inc.	5,978	174,916
Chubb Ltd.	8,769	1,225,205
Goosehead Insurance, Inc., Class A(1)	462	12,553
Hanover Insurance Group, Inc. (The)	148	18,562
Hartford Financial Services Group, Inc. (The)	6,348	334,540
Hiscox Ltd.	14,444	302,956
James River Group Holdings Ltd.	751	31,084
Japan Post Holdings Co. Ltd.	29,800	328,342
Kemper Corp.	334	26,653
Kinsale Capital Group, Inc.	447	26,474
MetLife, Inc.	1,610	73,641
NN Group NV	12,955	572,932
ProAssurance Corp.	4,158	171,725
Progressive Corp. (The)	3,082	184,951
Reinsurance Group of America, Inc.	1,703	240,975
RenaissanceRe Holdings Ltd.	350	46,148
RLI Corp.	17	1,271
Torchmark Corp.	2,046	180,191
Travelers Cos., Inc. (The)	594	77,303
Trupanion, Inc.(1)	460	19,136
WMIH Corp.(1)	329	470
		6,505,412
Internet and Direct Marketing Retail — 1.2%
Amazon.com, Inc.(1)	2,127	3,780,615
ASOS plc(1)	5,630	448,552
Expedia Group, Inc.	654	87,531
GS Home Shopping, Inc.	1,392	247,378
Netflix, Inc.(1)	1,185	399,878
Nutrisystem, Inc.	642	25,680
Shutterfly, Inc.(1)	364	29,943

22

	Shares/ Principal Amount	Value
Start Today Co. Ltd.	11,900	$477,320
Zalando SE(1)	5,878	337,211
		5,834,108
Internet Software and Services — 1.7%
2U, Inc.(1)	349	26,405
Akamai Technologies, Inc.(1)	2,190	164,819
Alphabet, Inc., Class A(1)	3,536	4,339,450
Coupa Software, Inc.(1)	148	9,074
eBay, Inc.(1)	3,880	129,786
Etsy, Inc.(1)	602	24,598
EverQuote, Inc., Class A(1)	534	8,090
Facebook, Inc., Class A(1)	13,926	2,403,349
Five9, Inc.(1)	940	29,986
Just Eat plc(1)	14,486	150,778
LogMeIn, Inc.	2,257	182,930
Match Group, Inc.(1)	1,411	50,965
Mimecast Ltd.(1)	45	1,616
NEXTDC Ltd.(1)	11,748	62,930
Q2 Holdings, Inc.(1)	190	11,238
QuinStreet, Inc.(1)	483	6,405
Scout24 AG	1,110	57,760
Spotify Technology SA(1)	590	107,870
SPS Commerce, Inc.(1)	301	25,823
Stamps.com, Inc.(1)	54	14,094
Twitter, Inc.(1)	7,291	232,364
VeriSign, Inc.(1)	703	102,097
		8,142,427
IT Services — 1.2%
Accenture plc, Class A	410	65,325
Acxiom Corp.(1)	513	20,797
Afterpay Touch Group Ltd.(1)	680	7,164
Amadeus IT Group SA	4,680	399,497
Booz Allen Hamilton Holding Corp.	5,954	281,446
CSG Systems International, Inc.	928	37,742
DXC Technology Co.	472	39,997
EVERTEC, Inc.	1,042	24,279
Evo Payments, Inc., Class A(1)	467	9,877
Fiserv, Inc.(1)	2,533	191,191
FleetCor Technologies, Inc.(1)	1,642	356,314
GDS Holdings Ltd. ADR(1)	2,152	46,978
GreenSky, Inc., Class A(1)	964	16,677
International Business Machines Corp.	3,344	484,646
InterXion Holding NV(1)	8,677	562,964
Keywords Studios plc	2,093	50,163
Leidos Holdings, Inc.	2,295	157,024
MasterCard, Inc., Class A	143	28,314
PayPal Holdings, Inc.(1)	6,099	500,972
Presidio, Inc.(1)	1,387	19,362
Science Applications International Corp.	230	19,405
Solutions 30 SE(1)	808	42,801

23

	Shares/ Principal Amount	Value
Syntel, Inc.(1)	1,208	$49,033
Teradata Corp.(1)	1,387	53,108
Total System Services, Inc.	2,210	202,303
Unisys Corp.(1)	507	6,515
Visa, Inc., Class A	12,897	1,763,536
Wirecard AG	1,850	345,587
Worldline SA(1)	590	35,186
Worldpay, Inc., Class A(1)	3,087	253,720
		6,071,923
Leisure Products†
BRP, Inc.	1,460	68,104
Brunswick Corp.	226	14,532
Malibu Boats, Inc., Class A(1)	600	22,554
MCBC Holdings, Inc.(1)	147	3,669
Trigano SA	300	43,149
		152,008
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	5,470	361,239
Bio-Techne Corp.	743	119,356
Eurofins Scientific SE	710	387,389
Illumina, Inc.(1)	790	256,244
Lonza Group AG(1)	2,340	721,509
Mettler-Toledo International, Inc.(1)	125	74,064
PRA Health Sciences, Inc.(1)	277	29,124
Siegfried Holding AG(1)	80	34,540
		1,983,465
Machinery — 1.2%
Actuant Corp., Class A	146	4,168
Atlas Copco AB, B Shares	15,109	395,984
Biesse SpA	620	25,578
Caterpillar, Inc.	3,740	537,812
Chart Industries, Inc.(1)	458	35,765
Cummins, Inc.	4,369	623,937
Danieli & C Officine Meccaniche SpA	5,126	89,911
EnPro Industries, Inc.	606	46,292
Epiroc AB, A Shares(1)	22,065	264,189
Evoqua Water Technologies Corp.(1)	4,585	97,844
Georg Fischer AG	50	64,536
Global Brass & Copper Holdings, Inc.	966	31,830
Graham Corp.	182	4,847
Hyster-Yale Materials Handling, Inc.	10	658
Hyundai Mipo Dockyard Co. Ltd.(1)	3,646	304,743
IMA Industria Macchine Automatiche SpA	430	36,203
IMI plc	17,446	284,402
Ingersoll-Rand plc	10,500	1,034,355
ITT, Inc.	402	22,781
John Bean Technologies Corp.	188	20,793
Jungheinrich AG Preference Shares	330	12,148
Kadant, Inc.	251	24,247
Kennametal, Inc.	564	21,973

24

	Shares/ Principal Amount	Value
Komatsu Ltd.	12,000	$351,688
Lydall, Inc.(1)	3	139
Makita Corp.	6,300	282,279
Milacron Holdings Corp.(1)	1,349	28,127
Oshkosh Corp.	1,972	148,393
PACCAR, Inc.	2,442	160,488
Parker-Hannifin Corp.	89	15,046
REV Group, Inc.	1,152	19,780
Toro Co. (The)	1,430	86,072
Tsubaki Nakashima Co. Ltd.	1,600	37,791
WABCO Holdings, Inc.(1)	2,921	367,111
Weir Group plc (The)	6,890	176,212
		5,658,122
Marine — 0.1%
D/S Norden A/S(1)	15,013	276,817
Sinotrans Shipping Ltd.	705,500	184,261
		461,078
Media — 0.4%
Cable One, Inc.	23	16,649
CBS Corp., Class B	1,557	82,007
CyberAgent, Inc.	5,500	288,736
Entertainment One Ltd.	18,420	86,651
Entravision Communications Corp., Class A	7,169	34,770
Liberty Media Corp-Liberty Formula One, Class C(1)	1,951	68,773
Nippon Television Holdings, Inc.	37,200	598,513
Townsquare Media, Inc., Class A	335	2,171
tronc, Inc.(1)	395	6,178
TV Asahi Holdings Corp.	15,600	311,818
Vivendi SA	9,050	234,934
Walt Disney Co. (The)	499	56,666
World Wrestling Entertainment, Inc., Class A	415	32,831
		1,820,697
Metals and Mining — 0.1%
AMG Advanced Metallurgical Group NV	960	56,802
First Quantum Minerals Ltd.	18,870	294,325
KAZ Minerals plc(1)	2,590	28,773
Kirkland Lake Gold Ltd.	3,020	66,002
Largo Resources Ltd.(1)	25,312	36,970
Sandfire Resources NL	3,660	20,068
SSAB AB, A Shares	5,840	28,792
Trevali Mining Corp.(1)	30,220	18,585
		550,317
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	421	7,999
Starwood Property Trust, Inc.	3,240	74,002
Two Harbors Investment Corp.	385	5,967
		87,968

25

	Shares/ Principal Amount	Value
Multi-Utilities — 0.1%
Ameren Corp.	3,259	$202,254
NorthWestern Corp.	6,213	368,617
		570,871
Multiline Retail — 0.5%
B&M European Value Retail SA	71,166	385,498
Dollar Tree, Inc.(1)	3,327	303,689
Don Quijote Holdings Co. Ltd.	4,800	224,084
Kohl's Corp.	5,088	375,851
Macy's, Inc.	7,614	302,504
Ryohin Keikaku Co. Ltd.	300	96,186
Target Corp.	8,535	688,604
		2,376,416
Oil, Gas and Consumable Fuels — 2.4%
Aker BP ASA	970	34,677
Anadarko Petroleum Corp.	7,397	541,091
Ardmore Shipping Corp.(1)	972	6,561
Callon Petroleum Co.(1)	2,053	22,090
Chevron Corp.	11,497	1,451,726
Cimarex Energy Co.	3,125	308,125
CNOOC Ltd. ADR	1,000	168,000
Concho Resources, Inc.(1)	2,836	413,631
ConocoPhillips	811	58,530
Continental Resources, Inc.(1)	943	60,229
Delek US Holdings, Inc.	415	22,128
Devon Energy Corp.	8,452	380,425
Earthstone Energy, Inc., Class A(1)	712	6,935
Eni SpA	33,685	648,510
EQT Corp.	14,015	696,265
Extraction Oil & Gas, Inc.(1)	1,041	15,740
Exxon Mobil Corp.	3,300	268,983
Gazprom PJSC ADR	110,418	495,004
HollyFrontier Corp.	4,440	331,135
Imperial Oil Ltd.	6,446	220,755
Kelt Exploration Ltd.(1)	3,590	27,432
Lundin Petroleum AB	9,600	316,726
Marathon Petroleum Corp.	5,421	438,179
Neste Oyj	3,750	309,673
Noble Energy, Inc.	19,011	686,107
Occidental Petroleum Corp.	629	52,792
Parex Resources, Inc.(1)	2,655	46,861
PBF Energy, Inc., Class A	826	38,574
Phillips 66	3,379	416,766
Royal Dutch Shell plc, A Shares	17,955	616,013
Royal Dutch Shell plc, Class B ADR	4,920	349,517
Saras SpA	155,113	371,832
Surgutneftegas PJSC Preference Shares	835,551	462,087

26

	Shares/ Principal Amount	Value
TOTAL SA	5,525	$360,892
TOTAL SA ADR	14,272	931,248
WildHorse Resource Development Corp.(1)	232	5,088
		11,580,327
Paper and Forest Products†
Ence Energia y Celulosa SA	4,740	44,730
Louisiana-Pacific Corp.	4,171	112,283
		157,013
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	4,498	242,262
Estee Lauder Cos., Inc. (The), Class A	1,395	188,241
Kose Corp.	2,000	382,596
Medifast, Inc.	358	61,461
Shiseido Co. Ltd.	6,300	462,577
Unilever NV CVA	10,910	628,185
		1,965,322
Pharmaceuticals — 1.6%
Aerie Pharmaceuticals, Inc.(1)	209	14,118
Allergan plc	3,583	659,595
AstraZeneca plc	6,670	513,464
Bristol-Myers Squibb Co.	5,756	338,165
Catalent, Inc.(1)	909	37,905
Dechra Pharmaceuticals plc	1,390	54,478
Eli Lilly & Co.	398	39,326
Hikma Pharmaceuticals plc	2,340	50,401
Horizon Pharma plc(1)	835	14,721
Jazz Pharmaceuticals plc(1)	1,025	177,407
Johnson & Johnson	12,020	1,592,890
Medicines Co. (The)(1)	290	11,522
Merck & Co., Inc.	9,988	657,910
Optinose, Inc.(1)	444	9,035
Pfizer, Inc.	44,027	1,757,998
Roche Holding AG	940	230,740
Sanofi ADR	27,278	1,182,774
Zoetis, Inc.	3,404	294,378
		7,636,827
Professional Services — 0.5%
ASGN, Inc.(1)	294	26,548
Capita plc	199,978	425,219
Dun & Bradstreet Corp. (The)	309	38,900
Huron Consulting Group, Inc.(1)	345	15,059
IHS Markit Ltd.(1)	3,917	207,719
InnerWorkings, Inc.(1)	3,306	29,291
Insperity, Inc.	563	53,541
Intertek Group plc	5,458	421,237
Kforce, Inc.	296	11,189
Outsourcing, Inc.	3,200	68,771

27

	Shares/ Principal Amount	Value
Recruit Holdings Co. Ltd.	13,700	$374,310
Robert Half International, Inc.	5,698	431,680
Teleperformance	292	53,539
TransUnion	1,341	97,088
TrueBlue, Inc.(1)	130	3,517
Trust Tech, Inc.	700	28,798
Verisk Analytics, Inc.(1)	2,730	301,993
		2,588,399
Real Estate Management and Development — 0.5%
Aroundtown SA	31,132	259,926
CapitaLand Ltd.	29,900	70,942
Central Pattana PCL	28,200	64,207
China Resources Land Ltd.	28,000	102,382
CK Asset Holdings Ltd.	10,000	76,506
Colliers International Group, Inc.	640	52,328
Corp. Inmobiliaria Vesta SAB de CV	37,272	57,995
Country Garden Holdings Co. Ltd.	24,000	37,182
FirstService Corp.	278	23,065
Godrej Properties Ltd.(1)	2,446	25,490
Jones Lang LaSalle, Inc.	1,499	256,344
KWG Property Holding Ltd.	43,000	48,867
Longfor Group Holdings Ltd.	38,500	108,156
Mitsui Fudosan Co. Ltd.	9,300	221,739
New World Development Co. Ltd.	32,000	45,580
Newmark Group, Inc., Class A	94	1,310
Relo Group, Inc.	2,100	56,813
Shimao Property Holdings Ltd.	37,000	104,885
Sumitomo Realty & Development Co. Ltd.	6,000	219,362
Sun Hung Kai Properties Ltd.	11,000	172,378
Swire Properties Ltd.	21,400	84,247
Tateru, Inc.	2,500	41,631
VGP NV	536	40,239
Vonovia SE	6,529	316,152
Wharf Real Estate Investment Co. Ltd.	21,000	152,904
		2,640,630
Road and Rail — 0.3%
ArcBest Corp.	215	10,008
Canadian Pacific Railway Ltd.	855	169,581
DSV A/S	3,342	280,259
Heartland Express, Inc.	14,092	270,425
Norfolk Southern Corp.	861	145,509
Ryder System, Inc.	841	65,850
Saia, Inc.(1)	195	14,693
Sankyu, Inc.	200	10,750
Seino Holdings Co. Ltd.	2,700	47,063
Union Pacific Corp.	4,241	635,684
		1,649,822

28

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 1.7%
Applied Materials, Inc.	28,653	$1,393,395
ASML Holding NV	3,787	812,598
Broadcom, Inc.	4,413	978,671
Cypress Semiconductor Corp.	530	9,439
Entegris, Inc.	731	25,695
Infineon Technologies AG	11,430	302,866
Integrated Device Technology, Inc.(1)	536	18,455
Intel Corp.	27,905	1,342,231
Kulicke & Soffa Industries, Inc.	265	6,985
Lam Research Corp.	3,011	574,017
Marvell Technology Group Ltd.	8,386	178,706
Maxim Integrated Products, Inc.	9,107	556,802
Microchip Technology, Inc.	6,568	613,648
MKS Instruments, Inc.	406	38,286
Monolithic Power Systems, Inc.	260	34,497
NVIDIA Corp.	115	28,159
NXP Semiconductors NV(1)	151	14,396
ON Semiconductor Corp.(1)	1,266	27,915
QUALCOMM, Inc.	3,187	204,255
Rohm Co. Ltd.	2,800	237,893
Semtech Corp.(1)	625	29,656
Skyworks Solutions, Inc.	1,738	164,380
SOITEC(1)	464	39,798
SUMCO Corp.	1,300	27,706
Teradyne, Inc.	5,257	227,365
Texas Instruments, Inc.	960	106,867
Xilinx, Inc.	3,527	254,191
		8,248,872
Software — 2.1%
Activision Blizzard, Inc.	5,189	380,976
Adobe Systems, Inc.(1)	2,809	687,306
Autodesk, Inc.(1)	2,205	283,210
Avalara, Inc.(1)	152	5,828
Aveva Group plc	1,741	60,099
Bottomline Technologies de, Inc.(1)	779	41,988
Cadence Design Systems, Inc.(1)	1,414	62,343
CDK Global, Inc.	315	19,672
Electronic Arts, Inc.(1)	6,643	855,286
Fair Isaac Corp.(1)	86	17,326
Intuit, Inc.	155	31,657
Microsoft Corp.	38,280	4,060,742
Nice Ltd. ADR(1)	590	64,546
Oracle Corp. (New York)	19,732	940,822
Paylocity Holding Corp.(1)	530	30,740
Progress Software Corp.	300	11,037
RealPage, Inc.(1)	612	33,721
29

	Shares/ Principal Amount	Value
Red Hat, Inc.(1)	1,948	$275,116
RingCentral, Inc., Class A(1)	382	28,172
salesforce.com, Inc.(1)	3,024	414,742
Sapiens International Corp. NV	255	2,632
ServiceNow, Inc.(1)	1,359	239,130
Splunk, Inc.(1)	3,949	379,499
Synopsys, Inc.(1)	1,271	113,665
Systena Corp.	1,900	23,195
Take-Two Interactive Software, Inc.(1)	2,831	319,960
Tyler Technologies, Inc.(1)	894	201,141
Ubisoft Entertainment SA(1)	3,483	384,639
Zendesk, Inc.(1)	508	27,671
Zynga, Inc., Class A(1)	2,091	7,925
		10,004,786
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	3,856	544,583
Asbury Automotive Group, Inc.(1)	785	55,186
At Home Group, Inc.(1)	304	11,026
AutoZone, Inc.(1)	797	562,307
Best Buy Co., Inc.	1,207	90,561
Boot Barn Holdings, Inc.(1)	977	22,852
Burlington Stores, Inc.(1)	2,240	342,294
Camping World Holdings, Inc., Class A	1,357	30,085
Conn's, Inc.(1)	498	16,882
Floor & Decor Holdings, Inc., Class A(1)	1,777	84,852
Fnac Darty SA(1)	390	35,435
Home Depot, Inc. (The)	349	68,935
Kingfisher plc	201,206	783,563
MarineMax, Inc.(1)	264	4,950
Nextage Co. Ltd.	3,500	25,667
Nitori Holdings Co. Ltd.	1,300	196,078
O'Reilly Automotive, Inc.(1)	1,292	395,352
Penske Automotive Group, Inc.	320	16,704
RH(1)	153	20,787
Ross Stores, Inc.	6,998	611,835
Tailored Brands, Inc.	781	15,745
TJX Cos., Inc. (The)	4,780	464,903
		4,400,582
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc.	16,039	3,052,062
Cray, Inc.(1)	795	19,835
HP, Inc.	7,601	175,431
Immersion Corp.(1)	477	6,697
NetApp, Inc.	3,885	301,165
Western Digital Corp.	2,600	182,390
		3,737,580

30

	Shares/ Principal Amount	Value
Textiles, Apparel and Luxury Goods — 0.5%
adidas AG	1,600	$353,892
Carter's, Inc.	537	56,294
Columbia Sportswear Co.	341	29,660
Deckers Outdoor Corp.(1)	3,741	422,097
G-III Apparel Group Ltd.(1)	529	24,175
Kering SA	650	346,595
Lululemon Athletica, Inc.(1)	1,308	156,895
Michael Kors Holdings Ltd.(1)	5,986	399,446
Oxford Industries, Inc.	72	6,633
Swatch Group AG (The)	250	112,331
Tapestry, Inc.	13,202	622,078
VF Corp.	1,241	114,259
		2,644,355
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	18,581	242,854
Merchants Bancorp	76	1,863
NMI Holdings, Inc., Class A(1)	885	18,496
		263,213
Tobacco — 0.1%
Altria Group, Inc.	7,079	415,396
Trading Companies and Distributors — 0.5%
AerCap Holdings NV(1)	7,781	436,748
Ashtead Group plc	1,180	36,258
Beacon Roofing Supply, Inc.(1)	383	16,117
Bunzl plc	12,170	361,805
DXP Enterprises, Inc.(1)	74	3,059
Ferguson plc	5,375	424,003
Foundation Building Materials, Inc.(1)	1,533	22,213
GMS, Inc.(1)	609	15,980
Howden Joinery Group plc	6,100	38,199
MonotaRO Co. Ltd.	6,900	346,188
MRC Global, Inc.(1)	1,318	29,853
MSC Industrial Direct Co., Inc., Class A	5,185	438,807
SiteOne Landscape Supply, Inc.(1)	378	33,702
United Rentals, Inc.(1)	2,008	298,790
Yamazen Corp.	14,800	151,024
		2,652,746
Water Utilities†
Connecticut Water Service, Inc.	112	7,215
SJW Group	241	15,588
		22,803
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(1)	5,929	355,740
TOTAL COMMON STOCKS (Cost $167,343,773)		214,641,857

31

	Principal Amount	Value
U.S. TREASURY SECURITIES — 17.4%
U.S. Treasury Bonds, 3.50%, 2/15/39	$1,000,000	$1,072,051
U.S. Treasury Bonds, 4.375%, 11/15/39	10,000	12,081
U.S. Treasury Bonds, 3.125%, 11/15/41	150,000	151,503
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	425,179
U.S. Treasury Bonds, 2.875%, 5/15/43	920,000	888,141
U.S. Treasury Bonds, 3.125%, 8/15/44	100,000	100,852
U.S. Treasury Bonds, 3.00%, 11/15/44	150,000	147,896
U.S. Treasury Bonds, 2.50%, 2/15/45(2)	3,200,000	2,864,875
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	591,516
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	837,781
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	374,268	420,828
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	4,563,225	4,522,821
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	2,256,093	2,221,999
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	4,614,480	4,664,436
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	3,449,940	3,376,191
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	3,013,902	3,004,970
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	1,034,510	1,006,131
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,680,398	2,618,609
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	4,141,886	4,017,569
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,351,379	3,295,465
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,401,725	1,387,979
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	9,271,150	8,938,642
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,248,840	4,096,741
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25	2,068,801	2,271,144
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	2,864,457	2,787,985
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	4,341,162	4,275,584
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	4,828,114	4,579,024
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	208,304	200,232
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	1,529,940	1,479,118
U.S. Treasury Notes, 1.625%, 7/31/19	1,743,000	1,728,532
U.S. Treasury Notes, 1.75%, 9/30/19	2,000,000	1,982,578
U.S. Treasury Notes, 1.50%, 11/30/19	1,090,000	1,075,034
U.S. Treasury Notes, 1.375%, 1/15/20(2)	350,000	343,978
U.S. Treasury Notes, 1.50%, 5/15/20	300,000	294,012
U.S. Treasury Notes, 1.50%, 5/31/20	300,000	293,813
U.S. Treasury Notes, 1.375%, 9/15/20	900,000	875,689
U.S. Treasury Notes, 1.375%, 10/31/20	1,600,000	1,553,750
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	245,947
U.S. Treasury Notes, 1.375%, 5/31/21	100,000	96,232
U.S. Treasury Notes, 2.00%, 10/31/21	2,450,000	2,390,281
U.S. Treasury Notes, 1.875%, 1/31/22	3,000,000	2,908,301
U.S. Treasury Notes, 1.875%, 4/30/22	2,400,000	2,320,734
U.S. Treasury Notes, 2.00%, 11/30/22	1,700,000	1,643,156
U.S. Treasury Notes, 2.25%, 8/15/27(2)	361,000	340,884
U.S. Treasury Notes, 2.75%, 2/15/28	350,000	343,923
TOTAL U.S. TREASURY SECURITIES (Cost $86,471,019)		84,694,187
CORPORATE BONDS — 12.4%
Aerospace and Defense — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(3)	25,000	27,719

32

		Principal Amount	Value
Bombardier, Inc., 7.50%, 3/15/25(3)		$35,000	$36,925
Lockheed Martin Corp., 3.55%, 1/15/26		160,000	159,040
Rockwell Collins, Inc., 4.35%, 4/15/47		30,000	29,603
TransDigm, Inc., 6.00%, 7/15/22		40,000	40,808
United Technologies Corp., 6.05%, 6/1/36		51,000	59,224
United Technologies Corp., 5.70%, 4/15/40		75,000	86,751
			440,070
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24		120,000	115,238
XPO Logistics, Inc., 6.50%, 6/15/22(3)		19,000	19,594
			134,832
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(3)		40,000	40,300
United Continental Holdings, Inc., 5.00%, 2/1/24		45,000	44,213
			84,513
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		12,000	12,315
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		85,000	84,575
Tenneco, Inc., 5.00%, 7/15/26		60,000	53,100
			149,990
Automobiles — 0.5%
American Honda Finance Corp., 2.125%, 10/10/18		10,000	9,995
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	48,197
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	58,596
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$25,000	25,406
Ford Motor Co., 4.35%, 12/8/26		90,000	86,722
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		240,000	253,245
General Motors Co., 4.20%, 10/1/27		30,000	28,855
General Motors Co., 5.15%, 4/1/38		100,000	96,388
General Motors Financial Co., Inc., 3.20%, 7/6/21		190,000	187,444
General Motors Financial Co., Inc., 5.25%, 3/1/26		50,000	51,857
Toyota Motor Credit Corp., MTN, VRN, 2.57%, 8/15/18, resets quarterly off the 3-month LIBOR plus 0.23%		1,500,000	1,500,287
			2,346,992
Banks — 1.9%
Akbank Turk AS, 5.00%, 10/24/22		50,000	46,257
Avi Funding Co. Ltd., 3.80%, 9/16/25(3)		102,000	99,879
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(4)		82,000	80,052
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	238,544
Bancolombia SA, VRN, 4.875%, 10/18/22(4)		$100,000	98,375
Banistmo SA, 3.65%, 9/19/22		120,000	115,800
Bank of America Corp., 4.10%, 7/24/23		70,000	71,332
Bank of America Corp., MTN, 4.20%, 8/26/24		260,000	261,450
Bank of America Corp., MTN, 4.00%, 1/22/25		90,000	88,978
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	129,658
Bank of America Corp., MTN, 5.00%, 1/21/44		$60,000	64,463
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(4)		40,000	40,209
Bank of America Corp., VRN, 3.00%, 12/20/22(4)		129,000	125,255

33

		Principal Amount	Value
Bank of America Corp., VRN, 3.42%, 12/20/27(4)		$56,000	$52,570
Barclays Bank plc, 5.14%, 10/14/20		100,000	102,500
BPCE SA, VRN, 2.75%, 7/8/21(4)	EUR	100,000	122,251
Branch Banking & Trust Co., 3.625%, 9/16/25		$60,000	59,166
Branch Banking & Trust Co., 3.80%, 10/30/26		70,000	69,713
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(4)	EUR	100,000	120,092
Capital One Financial Corp., 3.75%, 7/28/26		$255,000	240,247
Citigroup, Inc., 2.75%, 4/25/22		160,000	155,021
Citigroup, Inc., 4.05%, 7/30/22		50,000	50,378
Citigroup, Inc., 4.45%, 9/29/27		350,000	346,196
Citigroup, Inc., VRN, 3.52%, 10/27/27(4)		210,000	198,178
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	282,247
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	120,000	151,553
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$250,000	249,983
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(4)	EUR	100,000	122,254
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	351,000	453,605
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	62,000	86,282
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	165,000	211,953
Fifth Third BanCorp., 4.30%, 1/16/24		$60,000	60,948
Fifth Third Bank, 2.875%, 10/1/21		31,000	30,531
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25(4)	GBP	90,000	136,186
Huntington Bancshares, Inc., 2.30%, 1/14/22		$80,000	76,735
JPMorgan Chase & Co., 3.25%, 9/23/22		70,000	69,579
JPMorgan Chase & Co., 3.875%, 9/10/24		610,000	604,775
JPMorgan Chase & Co., 3.125%, 1/23/25		240,000	230,185
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(4)		90,000	82,478
KEB Hana Bank, MTN, 4.375%, 9/30/24		82,000	80,692
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	250,000	353,135
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	135,056
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(4)		$184,000	184,290
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		80,000	81,737
Regions Financial Corp., 2.75%, 8/14/22		70,000	67,483
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		25,000	26,456
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	144,399
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(3)		$87,000	87,516
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(3)(4)		60,000	47,983
U.S. Bank N.A., 2.80%, 1/27/25		250,000	238,041
US Bancorp, MTN, 3.60%, 9/11/24		24,000	23,831
Wells Fargo & Co., 3.07%, 1/24/23		80,000	78,063
Wells Fargo & Co., 4.125%, 8/15/23		100,000	100,641
Wells Fargo & Co., 3.00%, 4/22/26		180,000	168,271
Wells Fargo & Co., MTN, 2.60%, 7/22/20		130,000	128,643
Wells Fargo & Co., MTN, 3.55%, 9/29/25		80,000	78,140
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	118,847
Wells Fargo & Co., MTN, 4.65%, 11/4/44		115,000	113,246
Wells Fargo Bank N.A., MTN, 1.80%, 11/28/18		1,000,000	997,765
Woori Bank, MTN, 4.75%, 4/30/24		61,000	60,591

34

		Principal Amount	Value
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(3)		$50,000	$43,007
Zenith Bank plc, 6.25%, 4/22/19(3)		100,000	101,078
			9,284,769
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		310,000	307,873
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		200,000	196,721
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		180,000	188,129
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	60,976
Constellation Brands, Inc., 4.75%, 12/1/25		$150,000	156,178
			909,877
Biotechnology — 0.3%
AbbVie, Inc., 2.90%, 11/6/22		195,000	190,136
AbbVie, Inc., 3.60%, 5/14/25		40,000	39,031
AbbVie, Inc., 4.40%, 11/6/42		130,000	124,093
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(3)		25,000	26,484
Amgen, Inc., 4.66%, 6/15/51		138,000	140,411
Biogen, Inc., 3.625%, 9/15/22		160,000	160,634
Celgene Corp., 3.25%, 8/15/22		90,000	88,513
Celgene Corp., 3.625%, 5/15/24		15,000	14,785
Celgene Corp., 3.875%, 8/15/25		130,000	128,306
Celgene Corp., 5.00%, 8/15/45		70,000	70,586
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	113,531
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	228,834
			1,325,344
Building Products†
Masco Corp., 4.45%, 4/1/25		110,000	110,916
Capital Markets — 0.1%
ABN AMRO Bank NV, MTN, VRN, 2.875%, 6/30/20(4)	EUR	100,000	121,979
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	117,023
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30		$110,000	99,525
SURA Asset Management SA, 4.375%, 4/11/27		40,000	39,232
			377,759
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		30,000	30,262
CF Industries, Inc., 3.45%, 6/1/23		20,000	19,225
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		4,000	3,757
Eastman Chemical Co., 3.60%, 8/15/22		6,000	6,011
Equate Petrochemical BV, 4.25%, 11/3/26(3)		34,000	33,608
Hexion, Inc., 6.625%, 4/15/20		10,000	9,450
Huntsman International LLC, 5.125%, 11/15/22		25,000	25,844
INEOS Group Holdings SA, 5.625%, 8/1/24(3)		30,000	29,775
NOVA Chemicals Corp., 4.875%, 6/1/24(3)		70,000	67,879
Olin Corp., 5.125%, 9/15/27		10,000	9,825
Platform Specialty Products Corp., 5.875%, 12/1/25(3)		10,000	10,060
Tronox Finance plc, 5.75%, 10/1/25(3)		10,000	9,663
			255,359
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21		20,000	21,075

35

	Principal Amount	Value
Covanta Holding Corp., 5.875%, 3/1/24	$40,000	$40,100
Envision Healthcare Corp., 5.125%, 7/1/22(3)	25,000	25,469
Iron Mountain, Inc., 5.75%, 8/15/24	35,000	34,781
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(3)	28,000	30,030
Republic Services, Inc., 3.55%, 6/1/22	220,000	220,809
		372,264
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	27,000	33,942
CommScope Technologies LLC, 5.00%, 3/15/27(3)	60,000	57,825
HTA Group Ltd., 9.125%, 3/8/22(3)	61,000	62,677
IHS Netherlands Holdco BV, 9.50%, 10/27/21(3)	37,000	38,041
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	25,000	25,688
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(3)	60,000	59,550
		277,723
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	35,000	34,956
Construction Materials†
Builders FirstSource, Inc., 5.625%, 9/1/24(3)	10,000	9,838
Cemex SAB de CV, 6.125%, 5/5/25	80,000	82,920
Owens Corning, 4.20%, 12/15/22	90,000	90,838
Standard Industries, Inc., 6.00%, 10/15/25(3)	20,000	20,350
		203,946
Consumer Discretionary†
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(3)	60,000	57,900
Consumer Finance — 0.2%
American Express Credit Corp., MTN, 2.25%, 5/5/21	70,000	68,277
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	249,016
CIT Group, Inc., 5.00%, 8/15/22	90,000	91,912
Discover Financial Services, 3.75%, 3/4/25	200,000	191,830
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	20,000	20,725
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	20,000	20,372
Navient Corp., 5.00%, 10/26/20	45,000	45,113
Navient Corp., 5.50%, 1/25/23	20,000	19,625
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(3)	20,000	20,075
Synchrony Financial, 2.60%, 1/15/19	60,000	59,934
Synchrony Financial, 3.00%, 8/15/19	50,000	49,939
		836,818
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	60,000	58,575
Berry Global, Inc., 5.125%, 7/15/23	25,000	24,906
BWAY Holding Co., 5.50%, 4/15/24(3)	10,000	9,788
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	175,000	173,578
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	33,919	34,022
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(3)	30,000	29,869

36

		Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(3)		$40,000	$40,575
Sealed Air Corp., 5.125%, 12/1/24(3)		25,000	25,313
			396,626
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	67,647
Diversified Financial Services — 1.4%
Ally Financial, Inc., 4.625%, 3/30/25		40,000	39,750
Ally Financial, Inc., 5.75%, 11/20/25		45,000	46,856
Barclays plc, MTN, VRN, 2.00%, 2/7/23(4)	EUR	200,000	224,107
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	163,254
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(4)	GBP	100,000	125,913
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	200,000	252,425
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$286,000	280,089
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		35,000	34,701
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		50,000	49,538
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	72,483
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$540,000	577,085
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		20,000	19,387
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		305,000	289,876
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		90,000	93,013
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/28(4)		50,000	47,874
Gulf Gate Apartments LLC, VRN, 2.08%, 8/9/18 (Acquired 9/29/03 - 11/10/03, Cost $3,000,000)(4)(5)		3,000,000	3,000,000
HSBC Holdings plc, 4.30%, 3/8/26		200,000	202,327
HSBC Holdings plc, VRN, 3.26%, 3/13/22(4)		200,000	196,840
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		50,000	50,500
Intercorp Financial Services, Inc., 4.125%, 10/19/27(3)		125,000	117,937
Morgan Stanley, 2.75%, 5/19/22		50,000	48,518
Morgan Stanley, 5.00%, 11/24/25		80,000	83,281
Morgan Stanley, 4.375%, 1/22/47		40,000	39,429
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	257,317
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	247,419
Morgan Stanley, MTN, 4.00%, 7/23/25		270,000	270,206
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(4)	EUR	100,000	124,563
			6,954,688
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 5.00%, 3/1/21		$150,000	155,696
AT&T, Inc., 4.45%, 4/1/24		6,000	6,123
AT&T, Inc., 3.40%, 5/15/25		90,000	85,508
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	121,445
AT&T, Inc., 4.75%, 5/15/46		$130,000	119,425
AT&T, Inc., 5.15%, 11/15/46(3)		171,000	165,478
CenturyLink, Inc., 5.625%, 4/1/20		50,000	51,312
CenturyLink, Inc., 5.80%, 3/15/22		10,000	10,038
Cincinnati Bell, Inc., 7.00%, 7/15/24(3)		5,000	4,475

37

		Principal Amount	Value
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)		$170,000	$162,190
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	50,000	63,580
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	47,313
Frontier Communications Corp., 10.50%, 9/15/22		$85,000	77,562
Frontier Communications Corp., 11.00%, 9/15/25		35,000	28,525
Hughes Satellite Systems Corp., 5.25%, 8/1/26		25,000	23,969
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(3)		80,000	85,700
Level 3 Financing, Inc., 5.375%, 8/15/22		55,000	55,275
Ooredoo International Finance Ltd., 7.875%, 6/10/19(3)		92,000	95,934
Ooredoo International Finance Ltd., 3.75%, 6/22/26(3)		61,000	58,876
Orange SA, 4.125%, 9/14/21		120,000	122,557
Telecom Italia Capital SA, 6.375%, 11/15/33		45,000	45,675
Telefonica Europe BV, VRN, 5.875%, 3/31/24(4)	EUR	100,000	130,559
Verizon Communications, Inc., 3.50%, 11/1/24		$80,000	78,524
Verizon Communications, Inc., 2.625%, 8/15/26		120,000	108,749
Verizon Communications, Inc., 4.40%, 11/1/34		40,000	38,998
Verizon Communications, Inc., 4.75%, 11/1/41		15,000	14,796
Verizon Communications, Inc., 5.01%, 8/21/54		55,000	55,151
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(3)		30,000	28,200
			2,041,633
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(3)		61,000	60,633
Greenko Investment Co., 4.875%, 8/16/23(3)		41,000	38,241
Minejesa Capital BV, 4.625%, 8/10/30(3)		82,000	77,350
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)		50,000	47,250
			223,474
Energy Equipment and Services — 0.1%
Ensco plc, 8.00%, 1/31/24		17,000	17,170
Ensco plc, 5.20%, 3/15/25		30,000	25,688
Halliburton Co., 3.80%, 11/15/25		120,000	119,527
Halliburton Co., 4.85%, 11/15/35		60,000	63,306
Nabors Industries, Inc., 4.625%, 9/15/21		10,000	9,875
Noble Holding International Ltd., 7.75%, 1/15/24		55,000	53,625
Transocean, Inc., 9.00%, 7/15/23(3)		55,000	59,537
Weatherford International Ltd., 7.75%, 6/15/21		20,000	20,625
Weatherford International Ltd., 4.50%, 4/15/22		50,000	46,500
			415,853
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		40,000	41,310
American Tower Corp., 3.375%, 10/15/26		150,000	140,098
Boston Properties LP, 3.65%, 2/1/26		100,000	96,967
Crown Castle International Corp., 5.25%, 1/15/23		10,000	10,500
Crown Castle International Corp., 4.45%, 2/15/26		80,000	80,320
Equinix, Inc., 5.375%, 4/1/23		15,000	15,450
Equinix, Inc., 5.375%, 5/15/27		20,000	20,200

38

		Principal Amount	Value
Essex Portfolio LP, 3.625%, 8/15/22		$90,000	$89,544
Essex Portfolio LP, 3.25%, 5/1/23		30,000	29,180
Hospitality Properties Trust, 4.65%, 3/15/24		60,000	59,900
Iron Mountain, Inc., 4.875%, 9/15/27(3)		20,000	18,425
Kilroy Realty LP, 3.80%, 1/15/23		100,000	99,371
Kimco Realty Corp., 2.80%, 10/1/26		80,000	71,372
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		20,000	20,550
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(3)		10,000	9,150
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23		50,000	47,000
Welltower, Inc., 3.75%, 3/15/23		100,000	98,891
			948,228
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22(3)		41,000	40,530
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(3)		45,000	49,984
			90,514
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24		35,000	33,688
Cencosud SA, 4.375%, 7/17/27		100,000	93,217
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(3)		163,000	159,046
CVS Health Corp., 3.50%, 7/20/22		110,000	109,508
Horizon Pharma, Inc., 6.625%, 5/1/23		20,000	20,250
Kroger Co. (The), 3.30%, 1/15/21		170,000	170,325
Kroger Co. (The), 3.875%, 10/15/46		50,000	42,752
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(3)		200,000	196,639
Rite Aid Corp., 6.125%, 4/1/23(3)		50,000	50,500
SUPERVALU, Inc., 6.75%, 6/1/21		4,000	4,095
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	72,580
Walmart, Inc., 2.55%, 4/11/23		$19,000	18,411
Walmart, Inc., 4.05%, 6/29/48		140,000	142,802
			1,113,813
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		20,000	19,250
General Mills, Inc., 4.00%, 4/17/25		70,000	69,954
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(3)		20,000	19,250
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(3)		30,000	28,238
Kraft Heinz Foods Co., 5.20%, 7/15/45		70,000	69,553
Kraft Heinz Foods Co., 4.375%, 6/1/46		50,000	44,623
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)		70,000	68,950
MHP SE, 7.75%, 5/10/24(3)		51,000	52,476
Minerva Luxembourg SA, 6.50%, 9/20/26		126,000	117,810
Minerva Luxembourg SA, 5.875%, 1/19/28(3)		30,000	26,513
Pilgrim's Pride Corp., 5.75%, 3/15/25(3)		70,000	67,113
Post Holdings, Inc., 5.00%, 8/15/26(3)		110,000	103,778
			687,508

39

	Principal Amount	Value
Gas Utilities — 0.5%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	$9,000	$9,315
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	40,000	42,250
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	20,000	20,125
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	25,000	25,344
Enbridge, Inc., 4.00%, 10/1/23	70,000	70,750
Enbridge, Inc., 4.50%, 6/10/44	60,000	58,217
Energy Transfer Equity LP, 4.25%, 3/15/23	80,000	78,000
Energy Transfer Equity LP, 5.875%, 1/15/24	25,000	26,062
Energy Transfer Equity LP, 5.50%, 6/1/27	35,000	35,962
Energy Transfer Partners LP, 4.15%, 10/1/20	110,000	111,231
Energy Transfer Partners LP, 3.60%, 2/1/23	14,000	13,726
Energy Transfer Partners LP, 6.50%, 2/1/42	80,000	86,306
Enterprise Products Operating LLC, 4.85%, 3/15/44	220,000	225,411
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	35,000	35,875
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	20,000	18,750
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	200,000	224,369
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	103,484
MPLX LP, 4.875%, 12/1/24	25,000	25,932
MPLX LP, 4.875%, 6/1/25	160,000	166,490
MPLX LP, 4.50%, 4/15/38	40,000	38,141
MPLX LP, 5.20%, 3/1/47	20,000	20,316
ONEOK, Inc., 4.00%, 7/13/27	50,000	49,248
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	157,693
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	22,435	22,983
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	180,000	192,152
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	170,000	166,103
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	45,000	43,312
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	20,000	20,100
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(3)	30,000	28,387
TransCanada PipeLines Ltd., 2.50%, 8/1/22	19,000	18,288
Williams Cos., Inc. (The), 3.70%, 1/15/23	80,000	78,726
Williams Cos., Inc. (The), 4.55%, 6/24/24	60,000	60,600
Williams Partners LP, 4.125%, 11/15/20	20,000	20,238
Williams Partners LP, 5.10%, 9/15/45	90,000	91,993
		2,385,879
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 2.00%, 9/15/18	40,000	39,989
Becton Dickinson and Co., 3.73%, 12/15/24	120,000	117,823
Becton Dickinson and Co., 3.70%, 6/6/27	50,000	48,088
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(3)	70,000	60,637

40

	Principal Amount	Value
Medtronic, Inc., 2.50%, 3/15/20	$70,000	$69,491
Medtronic, Inc., 3.50%, 3/15/25	12,000	11,951
Medtronic, Inc., 4.375%, 3/15/35	190,000	199,180
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	93,000	93,607
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	35,000	34,768
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	60,000	67,400
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	60,000	59,489
		802,423
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	10,000	9,950
Aetna, Inc., 2.75%, 11/15/22	90,000	86,633
Anthem, Inc., 3.65%, 12/1/27	50,000	47,760
Anthem, Inc., 4.65%, 1/15/43	50,000	49,505
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	20,000	19,019
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	50,000	24,750
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	20,000	18,700
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(3)(4)	10,000	9,025
CVS Health Corp., 4.30%, 3/25/28	130,000	129,761
CVS Health Corp., 4.78%, 3/25/38	60,000	60,567
CVS Health Corp., 5.05%, 3/25/48	70,000	72,814
DaVita, Inc., 5.125%, 7/15/24	35,000	34,125
DaVita, Inc., 5.00%, 5/1/25	30,000	28,350
Encompass Health Corp., 5.75%, 11/1/24	15,000	15,273
Envision Healthcare Corp., 5.625%, 7/15/22	25,000	25,688
Express Scripts Holding Co., 3.40%, 3/1/27	190,000	177,093
HCA, Inc., 3.75%, 3/15/19	250,000	251,012
HCA, Inc., 5.00%, 3/15/24	70,000	71,225
HCA, Inc., 5.375%, 2/1/25	70,000	71,050
HCA, Inc., 4.50%, 2/15/27	45,000	43,875
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(3)	30,000	30,291
Mylan NV, 3.95%, 6/15/26	70,000	67,202
Northwell Healthcare, Inc., 4.26%, 11/1/47	40,000	38,025
Tenet Healthcare Corp., 4.50%, 4/1/21	10,000	10,075
Tenet Healthcare Corp., 8.125%, 4/1/22	35,000	37,406
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	40,758
Tenet Healthcare Corp., 5.125%, 5/1/25	50,000	48,578
Tenet Healthcare Corp., 7.00%, 8/1/25(3)	20,000	20,150
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	118,420
UnitedHealth Group, Inc., 3.75%, 7/15/25	50,000	50,221
UnitedHealth Group, Inc., 4.25%, 3/15/43	80,000	80,802
Universal Health Services, Inc., 5.00%, 6/1/26(3)	30,000	29,550
		1,817,653
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(3)	50,000	50,000
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)	30,000	28,913
Aramark Services, Inc., 5.125%, 1/15/24	15,000	15,169

41

	Principal Amount	Value
Aramark Services, Inc., 5.00%, 4/1/25(3)	$40,000	$40,100
Boyd Gaming Corp., 6.875%, 5/15/23	10,000	10,553
Boyd Gaming Corp., 6.375%, 4/1/26	25,000	25,625
Eldorado Resorts, Inc., 7.00%, 8/1/23	35,000	36,872
Golden Nugget, Inc., 6.75%, 10/15/24(3)	30,000	30,000
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	110,000	106,287
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	20,000	19,550
International Game Technology plc, 6.25%, 2/15/22(3)	25,000	26,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(3)	20,000	20,700
McDonald's Corp., MTN, 3.375%, 5/26/25	60,000	59,107
McDonald's Corp., MTN, 4.70%, 12/9/35	40,000	42,151
MGM Resorts International, 6.00%, 3/15/23	30,000	31,162
MGM Resorts International, 4.625%, 9/1/26	10,000	9,450
Penn National Gaming, Inc., 5.625%, 1/15/27(3)	35,000	33,119
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(3)	10,000	9,963
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	60,000	63,312
Scientific Games International, Inc., 6.25%, 9/1/20	15,000	15,038
Scientific Games International, Inc., 10.00%, 12/1/22	20,000	21,425
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(3)	55,000	54,450
Yum! Brands, Inc., 3.75%, 11/1/21	25,000	24,781
		773,727
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	2,000	2,053
Beazer Homes USA, Inc., 6.75%, 3/15/25	30,000	28,350
Beazer Homes USA, Inc., 5.875%, 10/15/27	20,000	17,500
Lennar Corp., 4.75%, 4/1/21	70,000	70,962
Lennar Corp., 4.50%, 4/30/24	40,000	38,900
Meritage Homes Corp., 5.125%, 6/6/27	40,000	36,800
PulteGroup, Inc., 5.50%, 3/1/26	20,000	19,800
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(3)	20,000	19,950
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(3)	55,000	53,779
Toll Brothers Finance Corp., 4.35%, 2/15/28	80,000	72,100
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	60,000	59,850
William Lyon Homes, Inc., 5.875%, 1/31/25	25,000	23,692
		443,736
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(3)	25,000	24,688
Spectrum Brands, Inc., 5.75%, 7/15/25	40,000	40,100
		64,788
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47	40,000	39,152
General Electric Co., 4.125%, 10/9/42	40,000	37,144
Rumo Luxembourg Sarl, 7.375%, 2/9/24	70,000	72,765
		149,061

42

		Principal Amount	Value
Insurance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		$150,000	$154,461
Allianz SE, VRN, 3.375%, 9/18/24(4)	EUR	200,000	252,940
American International Group, Inc., 4.125%, 2/15/24		$240,000	242,326
American International Group, Inc., 4.50%, 7/16/44		70,000	67,171
Assicurazioni Generali SpA, VRN, 6.42%, 2/8/22(4)	GBP	50,000	69,280
AXA SA, 7.125%, 12/15/20	GBP	110,000	162,541
AXA SA, MTN, VRN, 3.375%, 7/6/27(4)	EUR	200,000	242,308
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$90,000	89,774
Berkshire Hathaway, Inc., 2.75%, 3/15/23		50,000	48,976
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	116,121
Chubb INA Holdings, Inc., 3.15%, 3/15/25		120,000	116,484
Chubb INA Holdings, Inc., 3.35%, 5/3/26		60,000	58,423
CNP Assurances, VRN, 4.00%, 11/18/24(4)	EUR	100,000	123,888
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(4)	EUR	100,000	125,722
Fiore Capital LLC, VRDN, 1.98%, 8/9/18 (LOC: Wells Fargo Bank N.A.)(4)		$1,500,000	1,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		20,000	20,900
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		30,000	35,338
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(4)	EUR	200,000	240,918
Markel Corp., 4.90%, 7/1/22		$120,000	124,236
MetLife, Inc., 4.125%, 8/13/42		9,000	8,550
MetLife, Inc., 4.875%, 11/13/43		70,000	74,311
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)		100,000	98,026
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	49,533
Prudential Financial, Inc., 3.94%, 12/7/49		166,000	153,055
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		12,000	12,482
Travelers Cos., Inc. (The), 4.05%, 3/7/48		30,000	29,291
Voya Financial, Inc., 5.70%, 7/15/43		110,000	121,665
WR Berkley Corp., 4.625%, 3/15/22		80,000	82,578
WR Berkley Corp., 4.75%, 8/1/44		50,000	50,695
			4,471,993
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		140,000	135,147
JD.com, Inc., 3.875%, 4/29/26		102,000	97,274
			232,421
Internet Software and Services†
Netflix, Inc., 5.75%, 3/1/24		35,000	35,919
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		90,000	83,559
First Data Corp., 5.00%, 1/15/24(3)		95,000	96,188
First Data Corp., 5.75%, 1/15/24(3)		5,000	5,131
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		170,000	171,040
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	122,730
			478,648
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(3)		$25,000	26,469

43

	Principal Amount	Value
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	$40,000	$39,600
Media — 0.8%
21st Century Fox America, Inc., 6.90%, 8/15/39	70,000	93,556
21st Century Fox America, Inc., 4.75%, 9/15/44	32,000	34,315
Altice Financing SA, 6.625%, 2/15/23(3)	70,000	70,962
Altice France SA, 7.375%, 5/1/26(3)	35,000	34,891
Altice US Finance I Corp., 5.50%, 5/15/26(3)	25,000	24,594
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	25,000	24,750
AMC Networks, Inc., 4.75%, 8/1/25	100,000	96,250
Bharti Airtel International Netherlands BV, 5.125%, 3/11/23	174,000	174,415
CBS Corp., 4.00%, 1/15/26	70,000	68,612
CBS Corp., 4.85%, 7/1/42	50,000	48,726
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	172,019
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(3)	85,000	84,728
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(3)	55,000	52,662
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	290,000	295,861
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	20,000	21,836
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	45,000	45,268
Comcast Corp., 6.40%, 5/15/38	110,000	132,845
Comcast Corp., 4.75%, 3/1/44	120,000	121,995
CSC Holdings LLC, 6.75%, 11/15/21	45,000	47,025
CSC Holdings LLC, 6.625%, 10/15/25(3)	50,000	51,750
CSC Holdings LLC, 5.50%, 4/15/27(3)	20,000	19,300
Digicel Ltd., 6.00%, 4/15/21	61,000	56,654
Discovery Communications LLC, 5.625%, 8/15/19	80,000	82,066
Discovery Communications LLC, 3.95%, 3/20/28	180,000	172,947
DISH DBS Corp., 6.75%, 6/1/21	25,000	25,250
DISH DBS Corp., 5.00%, 3/15/23	15,000	13,031
DISH DBS Corp., 5.875%, 11/15/24	55,000	46,062
Gray Television, Inc., 5.125%, 10/15/24(3)	25,000	24,062
Gray Television, Inc., 5.875%, 7/15/26(3)	40,000	39,200
GTH Finance BV, 7.25%, 4/26/23(3)	121,000	127,870
Lamar Media Corp., 5.00%, 5/1/23	30,000	30,525
Lamar Media Corp., 5.375%, 1/15/24	100,000	103,000
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(3)	50,000	52,178
Myriad International Holdings BV, 6.00%, 7/18/20	61,000	64,008
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(3)	25,000	24,687
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	90,000	87,694
RR Donnelley & Sons Co., 6.00%, 4/1/24	25,000	25,219
Sinclair Television Group, Inc., 5.625%, 8/1/24(3)	30,000	29,700
Sirius XM Radio, Inc., 4.625%, 5/15/23(3)	15,000	14,813
Sirius XM Radio, Inc., 5.375%, 4/15/25(3)	50,000	49,750

44

		Principal Amount	Value
TEGNA, Inc., 5.50%, 9/15/24(3)		$30,000	$30,262
Time Warner Cable LLC, 4.50%, 9/15/42		110,000	94,426
Turk Telekomunikasyon AS, 4.875%, 6/19/24(3)		80,000	72,066
Univision Communications, Inc., 5.125%, 2/15/25(3)		45,000	41,850
Viacom, Inc., 3.125%, 6/15/22		60,000	58,008
Viacom, Inc., 4.25%, 9/1/23		80,000	80,415
Viacom, Inc., 4.375%, 3/15/43		30,000	26,401
Virgin Media Secured Finance plc, 5.25%, 1/15/26(3)		60,000	56,625
VTR Finance BV, 6.875%, 1/15/24		92,000	95,441
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		12,000	11,570
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		30,000	29,844
Warner Media LLC, 2.95%, 7/15/26		80,000	72,496
Warner Media LLC, 3.80%, 2/15/27		100,000	95,965
Warner Media LLC, 5.35%, 12/15/43		50,000	50,043
WMG Acquisition Corp., 5.625%, 4/15/22(3)		16,000	16,340
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	128,958
			3,745,786
Metals and Mining — 0.2%
AK Steel Corp., 7.00%, 3/15/27		$15,000	14,288
Alcoa Nederland Holding BV, 6.75%, 9/30/24(3)		20,000	21,375
Allegheny Technologies, Inc., 5.95%, 1/15/21		45,000	45,884
ArcelorMittal, 5.50%, 3/1/21		60,000	62,550
Arconic, Inc., 5.125%, 10/1/24		50,000	50,031
Barrick North America Finance LLC, 5.75%, 5/1/43		30,000	33,421
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		50,000	48,688
First Quantum Minerals Ltd., 7.25%, 4/1/23		50,000	50,437
First Quantum Minerals Ltd., 6.50%, 3/1/24(3)		110,000	107,525
First Quantum Minerals Ltd., 6.875%, 3/1/26(3)		60,000	58,800
Freeport-McMoRan, Inc., 3.55%, 3/1/22		55,000	53,419
Freeport-McMoRan, Inc., 3.875%, 3/15/23		5,000	4,825
Freeport-McMoRan, Inc., 5.40%, 11/14/34		40,000	36,900
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)		70,000	71,776
Lundin Mining Corp., 7.875%, 11/1/22(3)		20,000	21,075
Nexa Resources SA, 5.375%, 5/4/27		92,000	91,081
Novelis Corp., 5.875%, 9/30/26(3)		55,000	52,869
Steel Dynamics, Inc., 5.25%, 4/15/23		30,000	30,413
Steel Dynamics, Inc., 5.00%, 12/15/26		50,000	49,937
Teck Resources Ltd., 4.75%, 1/15/22		45,000	46,406
Vedanta Resources plc, 6.125%, 8/9/24(3)		87,000	81,235
			1,032,935
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19		16,000	16,024
Multi-Utilities — 0.6%
AES Corp., 4.875%, 5/15/23		65,000	65,569
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24		60,000	59,400
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		25,000	24,438

45

		Principal Amount	Value
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		$20,000	$19,225
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	79,034
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		70,000	64,097
Calpine Corp., 5.375%, 1/15/23		35,000	33,513
Centrica plc, VRN, 5.25%, 4/10/25(4)	GBP	100,000	139,092
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22		$102,000	103,483
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		60,000	57,222
Dominion Energy, Inc., 2.75%, 9/15/22		80,000	77,129
Dominion Energy, Inc., 3.625%, 12/1/24		80,000	78,025
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	72,676
Duke Energy Florida LLC, 6.35%, 9/15/37		170,000	218,368
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	76,409
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	9,039
Exelon Corp., 5.15%, 12/1/20		120,000	123,686
Exelon Corp., 4.45%, 4/15/46		30,000	29,731
Exelon Generation Co. LLC, 4.25%, 6/15/22		60,000	61,309
Exelon Generation Co. LLC, 5.60%, 6/15/42		40,000	40,495
FirstEnergy Corp., 4.25%, 3/15/23		120,000	121,919
FirstEnergy Corp., 4.85%, 7/15/47		30,000	30,957
Florida Power & Light Co., 3.95%, 3/1/48		50,000	49,823
Georgia Power Co., 4.30%, 3/15/42		50,000	50,543
Israel Electric Corp. Ltd., 6.875%, 6/21/23(3)		41,000	45,745
KazTransGas JSC, 4.375%, 9/26/27(3)		82,000	79,036
Listrindo Capital BV, 4.95%, 9/14/26		41,000	38,745
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	41,593
NiSource, Inc., 5.65%, 2/1/45		70,000	80,502
NRG Energy, Inc., 6.25%, 5/1/24		10,000	10,338
Pacific Gas & Electric Co., 4.00%, 12/1/46		25,000	22,352
Pampa Energia SA, 7.50%, 1/24/27		82,000	77,285
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24		82,000	82,759
Potomac Electric Power Co., 3.60%, 3/15/24		70,000	70,245
Progress Energy, Inc., 3.15%, 4/1/22		60,000	59,170
Sempra Energy, 2.875%, 10/1/22		130,000	126,278
Sempra Energy, 3.25%, 6/15/27		80,000	74,845
Sempra Energy, 4.00%, 2/1/48		40,000	36,431
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	27,537
Southern Power Co., 5.15%, 9/15/41		40,000	40,699
Southwestern Public Service Co., 3.70%, 8/15/47		30,000	28,022
SSE plc, VRN, 2.375%, 4/1/21(4)	EUR	100,000	119,719
Vistra Energy Corp., 7.375%, 11/1/22		$50,000	52,250
Xcel Energy, Inc., 3.35%, 12/1/26		40,000	38,215
			2,836,948
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20		1,000	984
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		120,000	113,050
			114,034

46

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.0%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	$20,000	$20,900
Anadarko Petroleum Corp., 5.55%, 3/15/26	90,000	97,381
Anadarko Petroleum Corp., 6.45%, 9/15/36	30,000	35,261
Antero Resources Corp., 5.125%, 12/1/22	95,000	95,712
Antero Resources Corp., 5.00%, 3/1/25	80,000	80,500
Apache Corp., 4.75%, 4/15/43	50,000	48,166
BP Capital Markets plc, 4.50%, 10/1/20	40,000	41,134
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	25,000	24,875
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	7,000	7,018
Cenovus Energy, Inc., 4.25%, 4/15/27	30,000	29,192
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	17,000	17,999
Chesapeake Energy Corp., 8.00%, 1/15/25	30,000	30,825
Cimarex Energy Co., 4.375%, 6/1/24	100,000	101,361
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	102,000	98,173
CNX Resources Corp., 5.875%, 4/15/22	50,000	50,226
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20	30,000	31,613
Concho Resources, Inc., 4.375%, 1/15/25	120,000	120,926
Concho Resources, Inc., 4.875%, 10/1/47	40,000	40,679
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	49,423
Continental Resources, Inc., 3.80%, 6/1/24	130,000	127,860
Denbury Resources, Inc., 9.00%, 5/15/21(3)	10,000	10,688
Denbury Resources, Inc., 4.625%, 7/15/23	15,000	12,919
Diamondback Energy, Inc., 4.75%, 11/1/24	25,000	24,344
Ecopetrol SA, 5.875%, 5/28/45	130,000	130,422
Encana Corp., 6.50%, 2/1/38	60,000	71,521
EOG Resources, Inc., 5.625%, 6/1/19	110,000	112,395
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(3)	20,000	16,550
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	20,000	20,300
Equinor ASA, 3.95%, 5/15/43	102,000	97,867
Exxon Mobil Corp., 2.71%, 3/6/25	140,000	134,642
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	48,686
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	30,000	27,525
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(3)	286,000	297,619
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(3)	56,000	59,608
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(3)	56,000	64,330
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(3)	80,000	77,400
Gulfport Energy Corp., 6.00%, 10/15/24	15,000	14,550
Gulfport Energy Corp., 6.375%, 5/15/25	45,000	44,044
Halcon Resources Corp., 6.75%, 2/15/25	50,000	46,625
Hess Corp., 6.00%, 1/15/40	80,000	84,080
Laredo Petroleum, Inc., 6.25%, 3/15/23	10,000	10,100
Marathon Oil Corp., 3.85%, 6/1/25	50,000	49,159
Marathon Oil Corp., 4.40%, 7/15/27	80,000	80,580
47

		Principal Amount	Value
MEG Energy Corp., 6.50%, 1/15/25(3)		$25,000	$24,688
Murphy Oil Corp., 4.45%, 12/1/22		30,000	29,727
Newfield Exploration Co., 5.75%, 1/30/22		150,000	157,125
Newfield Exploration Co., 5.375%, 1/1/26		10,000	10,275
Noble Energy, Inc., 4.15%, 12/15/21		120,000	121,962
Oasis Petroleum, Inc., 6.875%, 3/15/22		40,000	40,850
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(3)		40,000	40,000
Petrobras Global Finance BV, 5.75%, 2/1/29		150,000	138,037
Petrobras Global Finance BV, 7.25%, 3/17/44		70,000	69,037
Petroleos Mexicanos, 6.50%, 3/13/27		55,000	55,949
Phillips 66, 4.30%, 4/1/22		160,000	164,651
Phillips 66, 3.90%, 3/15/28		70,000	69,163
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(4)		82,000	82,566
QEP Resources, Inc., 5.375%, 10/1/22		50,000	51,000
Range Resources Corp., 5.00%, 8/15/22		45,000	44,325
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(3)		184,000	191,040
Reliance Industries Ltd., 4.125%, 1/28/25		133,000	130,149
Saka Energi Indonesia PT, 4.45%, 5/5/24		82,000	76,825
Sanchez Energy Corp., 7.75%, 6/15/21		25,000	21,750
Sanchez Energy Corp., 6.125%, 1/15/23		20,000	13,875
Shell International Finance BV, 2.375%, 8/21/22		100,000	96,848
Shell International Finance BV, 3.625%, 8/21/42		120,000	111,630
SM Energy Co., 5.00%, 1/15/24		25,000	24,188
Southwestern Energy Co., 6.20%, 1/23/25		35,000	34,606
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		60,000	58,500
Total Capital Canada Ltd., 2.75%, 7/15/23		10,000	9,720
TOTAL SA, MTN, VRN, 2.25%, 2/26/21(4)	EUR	100,000	120,602
Tullow Oil plc, 7.00%, 3/1/25(3)		$100,000	97,500
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(3)		87,000	76,545
Whiting Petroleum Corp., 5.75%, 3/15/21		30,000	30,675
WPX Energy, Inc., 6.00%, 1/15/22		45,000	46,913
YPF SA, 8.50%, 7/28/25		82,000	81,693
YPF SA, 6.95%, 7/21/27		82,000	73,390
			5,080,982
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47		80,000	74,946
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45		10,000	9,859
Allergan Finance LLC, 3.25%, 10/1/22		190,000	185,528
Allergan Funding SCS, 3.85%, 6/15/24		80,000	79,076
Allergan Funding SCS, 4.55%, 3/15/35		80,000	78,334
Bausch Health Cos., Inc., 5.50%, 3/1/23(3)		65,000	61,913
Bausch Health Cos., Inc., 7.00%, 3/15/24(3)		15,000	15,960
Bausch Health Cos., Inc., 6.125%, 4/15/25(3)		85,000	80,006
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(3)		80,000	68,200

48

	Principal Amount	Value
IQVIA, Inc., 4.875%, 5/15/23(3)	$30,000	$30,600
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	80,000	77,084
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	40,000	34,017
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	100,000	106,908
Zoetis, Inc., 3.00%, 9/12/27	50,000	46,783
		874,268
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(3)	10,000	8,775
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	143,102
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	90,000	99,266
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	16,000	16,720
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	40,000	40,109
CSX Corp., 3.40%, 8/1/24	110,000	108,457
CSX Corp., 3.25%, 6/1/27	50,000	47,787
Union Pacific Corp., 4.75%, 9/15/41	120,000	127,316
		582,757
Semiconductors and Semiconductor Equipment†
Sensata Technologies BV, 5.00%, 10/1/25(3)	20,000	20,100
Software — 0.3%
Infor US, Inc., 6.50%, 5/15/22	60,000	61,050
IQVIA, Inc., 5.00%, 10/15/26(3)	10,000	10,004
Microsoft Corp., 2.70%, 2/12/25	210,000	202,750
Microsoft Corp., 3.125%, 11/3/25	60,000	59,023
Microsoft Corp., 3.45%, 8/8/36	50,000	48,354
Microsoft Corp., 4.25%, 2/6/47	160,000	171,089
Oracle Corp., 2.50%, 10/15/22	200,000	194,307
Oracle Corp., 3.625%, 7/15/23	60,000	60,707
Oracle Corp., 2.65%, 7/15/26	180,000	168,475
Oracle Corp., 4.30%, 7/8/34	20,000	20,817
Oracle Corp., 4.00%, 7/15/46	70,000	68,404
Rackspace Hosting, Inc., 8.625%, 11/15/24(3)	45,000	45,562
Tencent Holdings Ltd., 3.80%, 2/11/25(3)	61,000	60,294
Tencent Holdings Ltd., 3.60%, 1/19/28(3)	150,000	143,044
		1,313,880
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	45,000	45,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(3)	15,000	14,869
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(3)	30,000	28,096
Herc Rentals, Inc., 7.50%, 6/1/22(3)	16,000	16,960
Hertz Corp. (The), 6.25%, 10/15/22	40,000	36,100
Home Depot, Inc. (The), 3.75%, 2/15/24	70,000	71,449
Home Depot, Inc. (The), 5.95%, 4/1/41	180,000	227,396
Party City Holdings, Inc., 6.125%, 8/15/23(3)	25,000	25,187
PetSmart, Inc., 7.125%, 3/15/23(3)	60,000	40,800

49

	Principal Amount	Value
PetSmart, Inc., 5.875%, 6/1/25(3)	$10,000	$7,975
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	10,000	9,750
Sonic Automotive, Inc., 5.00%, 5/15/23	25,000	23,688
United Rentals North America, Inc., 4.625%, 7/15/23	105,000	105,656
United Rentals North America, Inc., 5.75%, 11/15/24	20,000	20,525
United Rentals North America, Inc., 5.50%, 7/15/25	45,000	45,900
United Rentals North America, Inc., 5.50%, 5/15/27	15,000	14,901
		734,252
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.50%, 2/9/25	220,000	208,083
Apple, Inc., 2.45%, 8/4/26	80,000	73,995
Apple, Inc., 3.20%, 5/11/27	100,000	97,246
Apple, Inc., 2.90%, 9/12/27	50,000	47,415
CommScope Technologies LLC, 6.00%, 6/15/25(3)	50,000	51,750
Dell International LLC / EMC Corp., 7.125%, 6/15/24(3)	70,000	75,266
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	280,000	296,104
NCR Corp., 5.00%, 7/15/22	20,000	19,900
Seagate HDD Cayman, 4.75%, 6/1/23	90,000	90,520
Western Digital Corp., 4.75%, 2/15/26	20,000	19,700
		979,979
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(3)	65,000	63,538
L Brands, Inc., 5.625%, 2/15/22	40,000	40,850
		104,388
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(3)	204,000	201,637
Utilities†
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(3)	82,000	87,698
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(3)	97,000	95,302
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	82,000	85,320
Digicel Group Ltd., 8.25%, 9/30/20	60,000	43,950
Millicom International Cellular SA, 5.125%, 1/15/28(3)	102,000	96,890
MTN Mauritius Investments Ltd., 4.76%, 11/11/24(3)	80,000	75,591
Sprint Communications, Inc., 6.00%, 11/15/22	20,000	20,269
Sprint Corp., 7.25%, 9/15/21	85,000	89,569
Sprint Corp., 7.875%, 9/15/23	35,000	37,406
Sprint Corp., 7.125%, 6/15/24	70,000	72,100
T-Mobile USA, Inc., 6.375%, 3/1/25	30,000	31,350
T-Mobile USA, Inc., 6.50%, 1/15/26	10,000	10,512
VEON Holdings BV, 5.20%, 2/13/19(3)	123,000	123,615
		781,874
TOTAL CORPORATE BONDS (Cost $60,837,955)		60,457,592
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.9%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27	$87,000	79,258

50

		Principal Amount	Value
Argentine Republic Government International Bond, 5.875%, 1/11/28		$20,000	$16,823
			96,081
Australia — 0.2%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,012,000	766,449
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	211,750
			978,199
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(3)	EUR	126,000	170,355
Republic of Austria Government Bond, 0.75%, 10/20/26(3)	EUR	140,000	167,930
Republic of Austria Government Bond, 4.15%, 3/15/37(3)	EUR	101,000	179,131
			517,416
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	47,000	84,360
Canada — 0.8%
Canadian Government Bond, 3.75%, 6/1/19	CAD	348,000	271,675
Canadian Government Bond, 1.00%, 9/1/22	CAD	2,350,000	1,721,587
Canadian Government Bond, 4.00%, 6/1/41	CAD	240,000	236,476
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	302,000	238,313
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	530,058
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	359,432
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	341,079
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	33,181
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	84,400
			3,816,201
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37		$200,000	253,000
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	108,505
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	81,887
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	69,788
			151,675
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	173,000	254,819
France — 0.5%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	1,030,570	1,326,025
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	217,176	379,776
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	358,000	581,075
			2,286,876
Germany — 0.5%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	155,000	186,962
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(6)	EUR	428,000	492,529
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	923,000	1,078,869
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	181,000	301,889
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	176,000	364,816
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	136,000	213,169
			2,638,234

51

		Principal Amount	Value
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	145,200,000	$686,161
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	270,367
Italy — 0.5%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	291,285
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	1,104,947
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	499,000	704,723
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(3)	EUR	295,000	343,058
			2,444,013
Japan — 1.6%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	31,500,000	294,043
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	161,750,000	1,942,894
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,788,737
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	39,200,000	412,061
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	313,550,000	3,298,462
			7,736,197
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	191,886
Mexico — 0.9%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,800,000	400,710
Mexican Bonos, 8.00%, 12/7/23	MXN	62,030,000	3,367,997
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	394,350
			4,163,057
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(3)(6)	EUR	95,000	112,386
Netherlands Government Bond, 0.50%, 7/15/26(3)	EUR	401,000	476,771
Netherlands Government Bond, 2.75%, 1/15/47(3)	EUR	63,000	104,072
			693,229
New Zealand†
New Zealand Government Bond, 5.50%, 4/15/23	NZD	150,000	117,526
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23(3)	NOK	360,000	45,154
Norway Government Bond, 1.75%, 2/17/27(3)	NOK	1,510,000	184,493
			229,647
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	190,714
Russia — 0.1%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	4,500,000	69,639
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	328,823
			398,462
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	288,000	220,517
South Africa — 0.3%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	7,200,000	540,239
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	5,890,000	497,086
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	6,300,000	445,792

52

		Principal Amount	Value
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$75,000	$77,298
			1,560,415
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(3)	EUR	5,000	7,049
Spain Government Bond, 1.60%, 4/30/25(3)	EUR	164,000	202,408
Spain Government Bond, 5.15%, 10/31/28(3)	EUR	16,000	25,391
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	30,000	54,427
			289,275
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	283,956
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	121,822
			405,778
Thailand — 0.1%
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	306,695
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$90,000	92,322
United Kingdom — 0.5%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	123,000	166,674
United Kingdom Gilt, 1.50%, 7/22/26	GBP	521,000	695,753
United Kingdom Gilt, 4.50%, 12/7/42	GBP	403,000	812,955
United Kingdom Gilt, 4.25%, 12/7/49	GBP	137,000	288,178
United Kingdom Gilt, 4.25%, 12/7/55	GBP	192,000	431,959
			2,395,519
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $33,191,551)			33,577,146
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(7) — 5.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(8) — 0.7%
FHLMC, VRN, 2.31%, 8/15/18		$199,313	195,533
FHLMC, VRN, 2.37%, 8/15/18		439,625	435,469
FHLMC, VRN, 3.08%, 8/15/18		313,279	312,705
FHLMC, VRN, 3.35%, 8/15/18		40,108	42,272
FHLMC, VRN, 3.47%, 8/15/18		43,161	44,488
FHLMC, VRN, 3.68%, 8/15/18		37,012	37,557
FHLMC, VRN, 3.72%, 8/15/18		145,434	153,257
FHLMC, VRN, 3.78%, 8/15/18		92,308	97,438
FHLMC, VRN, 3.99%, 8/15/18		67,600	69,732
FHLMC, VRN, 4.02%, 8/15/18		11,364	11,992
FHLMC, VRN, 4.08%, 8/15/18		56,625	58,032
FHLMC, VRN, 4.23%, 8/15/18		12,982	13,634
FHLMC, VRN, 4.24%, 8/15/18		19,291	19,953
FHLMC, VRN, 4.26%, 8/15/18		18,189	18,800
FNMA, VRN, 2.61%, 8/25/18		106,490	105,633
FNMA, VRN, 2.71%, 8/25/18		14,978	14,940
FNMA, VRN, 3.18%, 8/25/18		174,382	173,581
FNMA, VRN, 3.18%, 8/25/18		269,129	267,518
FNMA, VRN, 3.21%, 8/25/18		79,486	79,086
FNMA, VRN, 3.25%, 8/25/18		338,148	340,441

53

	Principal Amount	Value
FNMA, VRN, 3.33%, 8/25/18	$74,644	$75,478
FNMA, VRN, 3.48%, 8/25/18	70,868	74,730
FNMA, VRN, 3.52%, 8/25/18	12,828	13,301
FNMA, VRN, 3.53%, 8/25/18	32,463	34,094
FNMA, VRN, 3.56%, 8/25/18	20,630	21,557
FNMA, VRN, 3.61%, 8/25/18	91,039	93,234
FNMA, VRN, 3.97%, 8/25/18	73,847	75,943
FNMA, VRN, 4.04%, 8/25/18	133,733	138,493
FNMA, VRN, 4.05%, 8/25/18	123,959	128,505
FNMA, VRN, 4.05%, 8/25/18	80,717	83,672
FNMA, VRN, 4.06%, 8/25/18	63,719	65,913
		3,296,981
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 4.5%
FHLMC, 4.50%, 1/1/19	4,742	4,787
FHLMC, 8.00%, 7/1/30	2,353	2,709
FHLMC, 6.50%, 5/1/31	7,543	8,358
FHLMC, 5.50%, 12/1/33	73,863	80,534
FHLMC, 5.50%, 1/1/38	117,197	126,509
FHLMC, 6.00%, 2/1/38	141,706	155,283
FHLMC, 6.00%, 11/1/38	89,241	97,031
FNMA, 3.00%, 8/13/18(9)	1,000,000	963,965
FNMA, 4.00%, 8/13/18(9)	2,939,000	2,985,955
FNMA, 4.50%, 8/13/18(9)	1,956,000	2,029,395
FNMA, 5.00%, 9/1/20	48,211	49,095
FNMA, 7.00%, 6/1/26	265	287
FNMA, 6.50%, 6/1/29	9,767	10,704
FNMA, 7.00%, 7/1/29	711	717
FNMA, 7.00%, 3/1/30	3,984	4,249
FNMA, 7.50%, 9/1/30	2,976	3,454
FNMA, 6.50%, 9/1/31	18,176	19,928
FNMA, 7.00%, 9/1/31	5,918	6,272
FNMA, 6.50%, 1/1/32	3,674	4,029
FNMA, 5.50%, 6/1/33	60,258	65,436
FNMA, 5.50%, 8/1/33	306,560	331,238
FNMA, 5.50%, 9/1/33	81,138	88,288
FNMA, 5.00%, 11/1/33	282,034	302,302
FNMA, 5.50%, 1/1/34	262,431	283,658
FNMA, 4.50%, 9/1/35	146,361	152,638
FNMA, 5.00%, 2/1/36	242,588	259,204
FNMA, 5.50%, 4/1/36	42,877	46,362
FNMA, 5.00%, 10/1/36	25,636	27,109
FNMA, 5.50%, 12/1/36	88,725	95,771
FNMA, 5.50%, 1/1/37	276,624	298,795
FNMA, 6.50%, 8/1/37	80,839	86,438
FNMA, 5.00%, 4/1/40	504,176	539,582
FNMA, 4.00%, 1/1/41	719,386	739,240
FNMA, 5.00%, 6/1/41	425,559	455,307

54

	Principal Amount	Value
FNMA, 4.50%, 7/1/41	$358,484	$375,902
FNMA, 4.50%, 9/1/41	264,935	277,356
FNMA, 4.50%, 9/1/41	790,587	827,204
FNMA, 4.00%, 12/1/41	670,594	687,355
FNMA, 4.00%, 1/1/42	407,207	416,922
FNMA, 3.50%, 5/1/42	835,960	835,614
FNMA, 3.50%, 6/1/42	532,628	532,407
FNMA, 3.00%, 11/1/42	1,004,430	977,313
FNMA, 3.50%, 5/1/45	613,811	610,325
FNMA, 3.50%, 2/1/46	1,554,950	1,546,120
FNMA, 6.50%, 8/1/47	14,836	15,801
FNMA, 6.50%, 9/1/47	18,856	19,998
FNMA, 6.50%, 9/1/47	1,130	1,201
FNMA, 6.50%, 9/1/47	9,915	10,517
GNMA, 2.50%, 8/21/18(9)	50,000	47,198
GNMA, 3.00%, 8/21/18(9)	1,100,000	1,072,242
GNMA, 7.00%, 1/15/24	884	919
GNMA, 8.00%, 7/15/24	3,714	3,822
GNMA, 8.00%, 9/15/24	2,161	2,182
GNMA, 9.00%, 4/20/25	591	644
GNMA, 7.00%, 9/15/25	5,798	5,906
GNMA, 7.50%, 10/15/25	3,773	3,832
GNMA, 7.50%, 2/15/26	9,131	9,729
GNMA, 8.25%, 7/15/26	23,533	23,889
GNMA, 7.00%, 12/15/27	13,311	13,387
GNMA, 6.50%, 2/15/28	2,109	2,316
GNMA, 6.50%, 3/15/28	8,509	9,347
GNMA, 6.50%, 4/15/28	1,011	1,111
GNMA, 6.00%, 10/15/28	17,702	19,213
GNMA, 7.00%, 5/15/31	6,023	6,791
GNMA, 5.50%, 11/15/32	43,530	47,269
GNMA, 6.50%, 10/15/38	473,797	536,123
GNMA, 4.50%, 5/20/41	389,481	410,257
GNMA, 4.50%, 6/15/41	219,233	231,163
GNMA, 4.00%, 12/15/41	786,497	808,396
GNMA, 3.50%, 6/20/42	334,969	338,600
GNMA, 3.50%, 7/20/42	255,313	257,846
GNMA, 3.50%, 4/20/45	105,610	106,072
GNMA, 2.50%, 7/20/46	163,173	154,167
GNMA, 2.50%, 8/20/46	502,548	474,816
		22,045,901
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $25,564,039)		25,342,882
MUNICIPAL SECURITIES — 3.3%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	142,201
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.65%, 8/1/18, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,600,000	1,600,000

55

	Principal Amount	Value
Chicago Midway International Airport Rev., VRDN, 0.94%, 8/2/18, resets weekly off the remarketing agent (LOC: Bank of Montreal)	$1,505,000	$1,505,000
Illinois Housing Development Authority Rev., VRDN, 2.04%, 8/2/18, resets weekly off the remarketing agent (LIQ FAC: FHLB)	2,150,000	2,150,000
Kansas City Rev., VRDN, 1.97%, 8/1/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	975,000	975,000
Los Angeles Community College District GO, 6.68%, 8/1/36	10,000	13,534
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	39,888
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	144,529
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	12,635
New York City GO, 6.27%, 12/1/37	40,000	51,164
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	119,782
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 2.08%, 8/1/18, resets weekly off the remarketing agent (LOC: FNMA)	350,000	350,000
Pasadena Public Financing Authority Rev., VRDN, 2.07%, 8/2/18, resets weekly off the remarketing agent (SBBPA: Bank of the West)	2,400,000	2,400,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	57,716
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	15,000	15,835
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 1.50%, 8/1/18, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)	1,500,000	1,500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	178,351
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	180,000	220,437
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	10,000	11,315
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	93,193
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,146
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	122,137
State of California GO, 4.60%, 4/1/38	40,000	41,736
State of California GO, 7.55%, 4/1/39	30,000	44,390
State of California GO, 7.30%, 10/1/39	30,000	42,443
State of California GO, 7.60%, 11/1/40	65,000	97,999
State of Illinois GO, 5.10%, 6/1/33	65,000	63,201
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	86,302
State of Texas GO, 5.52%, 4/1/39	15,000	18,516
State of Washington GO, 5.14%, 8/1/40	5,000	5,893
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 1.99%, 8/2/18, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,359,000	1,359,000
Tennis for Charity, Inc. Rev., VRDN, 2.00%, 8/1/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	1,425,000	1,425,000
Wisconsin Health & Educational Facilities Authority Rev., (Aurora Health Care Obligated Group), VRDN, 1.48%, 8/1/18, resets daily off the remarketing agent (LOC: Bank of Montreal)	955,000	955,000
TOTAL MUNICIPAL SECURITIES (Cost $15,573,904)		15,849,343

56

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(7) — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 1.5%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 8/1/18(3)(8)	$115,222	$114,646
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.70%, 8/1/18(8)	379,701	372,236
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.80%, 8/1/18(8)	185,580	184,538
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.37%, 8/1/18(8)	137,041	137,925
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 8/1/18(3)(8)	260,342	258,128
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 8/1/18(3)(8)	270,772	268,682
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 8/1/18(3)(8)	65,950	65,095
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 8/1/18(3)(8)	256,200	253,642
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.71%, 8/1/18(8)	687,242	702,528
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.95%, 8/1/18(8)	433,243	439,908
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 8/1/18(3)(8)	66,793	64,493
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.99%, 8/1/18(3)(8)	207,705	204,584
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 8/1/18(3)(8)	136,603	133,984
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 8/1/18(3)(8)	193,097	194,796
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.56%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.50%(3)	113,403	116,642
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 8/1/18(3)(8)	88,153	88,285
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 8/1/18(3)(8)	179,224	176,281
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 8/1/18(3)(8)	453,498	448,360
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 8/1/18(3)(8)	229,673	228,454
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 8/1/18(3)(8)	153,371	154,655
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 8/1/18(3)(8)	432,978	430,489
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 8/1/18(3)(8)	491,810	497,026
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 8/1/18(3)(8)	87,797	83,581
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.80%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.74%	334,272	330,266
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.65%, 8/1/18(8)	164,277	162,092
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.01%, 8/1/18(8)	90,851	91,703
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 8/1/18(8)	38,075	39,540

57

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.01%, 8/1/18(8)	$61,259	$63,409
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.99%, 8/1/18(8)	422,276	427,405
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	23,572	23,456
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.26%, 8/1/18(8)	69,608	68,367
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.34%, 8/1/18(8)	66,077	66,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.66%, 8/1/18(8)	17,390	16,735
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	143,040	142,275
		7,050,744
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	50,000	50,775
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.26%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.20%	1,860,466	1,882,070
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.86%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.80%	132,400	132,658
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.45%	192,369	191,801
FNMA, Series 2014-C02, Class 1M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	120,000	127,630
FNMA, Series 2014-C02, Class 2M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	245,800	260,136
FNMA, Series 2016-C04, Class 1M1, VRN, 3.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.45%	112,824	113,669
FNMA, Series 2016-C05, Class 2M1, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	49,580	49,781
FNMA, Series 2017-C01, Class 1M1, VRN, 3.36%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.30%	164,737	165,981
FNMA, Series 2017-C03, Class 1M2, VRN, 5.06%, 8/25/18, resets monthly off the 1-month LIBOR plus 3.00%	135,000	145,419
FNMA, Series 2017-C06, Class 2M1, VRN, 2.81%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.75%	122,277	122,376
FNMA, Series 2017-C06, Class 2M2, VRN, 4.86%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.80%	75,000	78,277
FNMA, Series 2017-C07, Class 1M2, VRN, 4.46%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.40%	1,600,000	1,650,362
		4,970,935
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,026,538)		12,021,679
ASSET-BACKED SECURITIES(7) — 2.3%
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(3)	613,000	610,416
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class B, 3.42%, 12/20/21(3)	75,000	74,643
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	213,510	208,197
Colony Starwood Homes Series 2016-2A, Class A, VRN, 3.32%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.25%(3)	645,872	648,895
Enterprise Fleet Financing LLC Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	49,956	49,874

58

	Principal Amount	Value
Hilton Grand Vacations Trust Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	$33,096	$32,881
Hilton Grand Vacations Trust Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	168,878	166,022
Hilton Grand Vacations Trust Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	177,365	173,977
Invitation Homes Trust Series 2018-SFR1, Class A, VRN, 2.77%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.70%(3)	721,075	719,384
Invitation Homes Trust Series 2018-SFR1, Class B, VRN, 3.02%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.95%(3)	1,750,000	1,742,917
Invitation Homes Trust Series 2018-SFR2, Class C, VRN, 3.35%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.28%(3)	600,000	601,903
Invitation Homes Trust Series 2018-SFR3, Class B, VRN, 3.22%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.15%(3)	925,000	930,874
Mosaic Solar Loan Trust Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(3)	295,711	295,607
MVW Owner Trust Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	115,732	113,408
MVW Owner Trust Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	115,609	112,572
MVW Owner Trust Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	377,613	366,394
MVW Owner Trust Series 2018-1A, Class B, 3.60%, 1/21/36(3)	750,000	749,271
Progress Residential Trust Series 2016-SFR2, Class A SEQ, VRN, 3.47%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.40%(3)	274,729	275,593
Progress Residential Trust Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(3)	99,680	96,379
Progress Residential Trust Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(3)	300,000	294,664
Progress Residential Trust Series 2018-SFR1, Class B, 3.48%, 3/17/35(3)	100,000	98,436
Sierra Receivables Funding Co. LLC Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	122,388	121,202
Sierra Timeshare Receivables Funding LLC Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	128,242	128,049
Sierra Timeshare Receivables Funding LLC Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(3)	107,940	107,115
Sierra Timeshare Receivables Funding LLC Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(3)	146,551	145,081
Sierra Timeshare Receivables Funding LLC Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	38,956	38,208
Towd Point Mortgage Trust Series 2016-1, Class A1, VRN, 3.50%, 8/1/18(3)(8)	101,957	101,929
Towd Point Mortgage Trust Series 2017-2, Class A1, VRN, 2.75%, 8/1/18(3)(8)	110,258	108,203
Towd Point Mortgage Trust Series 2017-4, Class A1, VRN, 2.75%, 8/1/18(3)(8)	308,604	301,734
Towd Point Mortgage Trust Series 2017-6, Class A1, VRN, 2.75%, 8/1/18(3)(8)	404,055	393,631
Towd Point Mortgage Trust Series 2018-1, Class A1 SEQ, VRN, 3.00%, 8/1/18(3)(8)	392,813	386,830
US Airways Pass-Through Trust Series 2013-1, Class A, 3.95%, 5/15/27	59,494	59,402

59

	Principal Amount	Value
VSE VOI Mortgage LLC Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	$350,497	$341,886
VSE VOI Mortgage LLC Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	380,206	368,181
TOTAL ASSET-BACKED SECURITIES (Cost $11,054,683)		10,963,758
COLLATERALIZED LOAN OBLIGATIONS(7) — 1.5%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.91%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.55%(3)	200,000	198,628
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.37%, 10/20/18, resets quarterly off the 3-month LIBOR plus 1.02%(3)	225,000	223,389
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.80%, 10/20/18, resets quarterly off the 3-month LIBOR plus 1.45%(3)	125,000	122,830
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.31%, 10/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	200,000	198,816
Carlyle Global Market Strategies CLO, Series 2014-2RA, Class A3, VRN, 3.83%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.50%(3)	1,500,000	1,483,742
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(3)	275,000	272,970
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(3)	50,000	48,976
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 10/24/18, resets quarterly off the 3-month LIBOR plus 0.98%(3)	425,000	422,458
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.31%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	400,000	397,555
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.19%, 10/18/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	575,000	571,393
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.40%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.07%(3)	200,000	199,677
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(3)	300,000	300,369
KKR CLO Ltd., Series 22A, Class B, VRN, 3.97%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.60%(3)	600,000	597,932
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.57%, 8/15/18, resets monthly off the 1-month LIBOR plus 1.50%(3)	577,000	577,042
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.29%, 10/19/18, resets quarterly off the 3-month LIBOR plus 0.95%(3)	300,000	299,532
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.84%, 10/19/18, resets quarterly off the 3-month LIBOR plus 1.50%(3)	100,000	99,980
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.32%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.98%(3)	450,000	448,558
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.65%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.15%(3)	250,000	249,780
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.25%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.75%(3)	100,000	99,994
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(3)	425,000	424,669

60

	Principal Amount	Value
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.31%, 10/25/18, resets quarterly off the 3-month LIBOR plus 0.97%(3)	$150,000	$149,120
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $7,422,591)		7,387,410
COMMERCIAL MORTGAGE-BACKED SECURITIES(7) — 1.3%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	500,000	488,848
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	425,000	418,315
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 8/1/18(8)	375,000	384,993
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 8/1/18(8)	425,000	433,677
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 8/1/18(8)	108,000	109,641
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 8/1/18(8)	375,000	382,554
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 8/1/18(8)	125,000	122,723
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 8/1/18(8)	75,000	77,799
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 8/1/18(8)	350,000	346,116
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(3)	325,000	316,984
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(3)	75,000	74,559
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	500,000	489,547
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 8/1/18(8)	50,000	49,009
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.77%, 8/15/18, resets monthly off the 1-month LIBOR plus 0.70%(3)	550,000	550,838
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	100,000	97,653
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 8/1/18(8)	325,000	317,902
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	400,000	374,778
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 8/10/18(3)(8)	450,000	444,746
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	100,000	98,032
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	200,000	187,975
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.06%, 8/15/49	100,000	93,903
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	95,724
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	100,000	96,081
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	445,000	427,079
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,653,922)		6,479,476

61

	Shares/Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Value ETF	6,210	$778,237
iShares Russell 2000 Value ETF	4,198	561,147
iShares Russell Mid-Cap Growth ETF	643	83,063
iShares Russell Mid-Cap Value ETF	9,178	829,324
SPDR S&P Oil & Gas Exploration & Production ETF	3,232	139,040
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,319,268)		2,390,811
COMMERCIAL PAPER(10) — 0.4%
Massachusetts Education Financing Authority, 2.10%, 8/8/18	$1,600,000	1,600,096
University of Texas System (The), 2.00%, 8/15/18	500,000	500,065
TOTAL COMMERCIAL PAPER (Cost $2,100,000)		2,100,161
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FNMA, 2.125%, 4/24/26	110,000	102,674
FNMA, 6.625%, 11/15/30	1,280,000	1,708,677
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,742,882)		1,811,351
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $4,510)	86	5,493
TEMPORARY CASH INVESTMENTS — 3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,848,576	12,848,576
U.S. Treasury Bills, 1.88%, 1/31/19(10)	$2,200,000	2,175,914
U.S. Treasury Bills, 1.86%, 8/2/18(10)	250,000	249,988
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,278,042)		15,274,478
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $447,584,677)		492,997,624
OTHER ASSETS AND LIABILITIES — (1.3)%		(6,369,571)
TOTAL NET ASSETS — 100.0%		$486,628,053

62

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	333,781	AUD	438,738	UBS AG	9/19/18	$7,756
CAD	632,373	USD	476,115	Morgan Stanley	9/19/18	10,405
CAD	900,249	USD	689,792	Morgan Stanley	9/19/18	2,820
CAD	781,143	USD	597,099	Morgan Stanley	9/19/18	3,878
CAD	1,267	USD	955	Morgan Stanley	9/28/18	20
CAD	3,543	USD	2,667	Morgan Stanley	9/28/18	59
CAD	10,201	USD	7,679	Morgan Stanley	9/28/18	171
CAD	10,964	USD	8,345	Morgan Stanley	9/28/18	92
CAD	3,025	USD	2,309	Morgan Stanley	9/28/18	19
CAD	2,411	USD	1,841	Morgan Stanley	9/28/18	14
CAD	8,394	USD	6,380	Morgan Stanley	9/28/18	79
CAD	6,627	USD	5,053	Morgan Stanley	9/28/18	46
CAD	2,710	USD	2,067	Morgan Stanley	9/28/18	19
CAD	2,498	USD	1,901	Morgan Stanley	9/28/18	21
CAD	1,161	USD	882	Morgan Stanley	9/28/18	11
CAD	8,297	USD	6,325	Morgan Stanley	9/28/18	59
CAD	921	USD	702	Morgan Stanley	9/28/18	7
USD	2,600,840	CAD	3,370,428	Morgan Stanley	9/19/18	7,779
USD	36,117	CAD	48,058	Morgan Stanley	9/28/18	(862)
USD	91,353	CAD	121,554	Morgan Stanley	9/28/18	(2,179)
USD	204,674	CAD	272,340	Morgan Stanley	9/28/18	(4,883)
USD	933	CAD	1,230	Morgan Stanley	9/28/18	(13)
USD	1,023	CAD	1,340	Morgan Stanley	9/28/18	(8)
USD	6,404	CAD	8,389	Morgan Stanley	9/28/18	(52)
USD	4,063	CAD	5,330	Morgan Stanley	9/28/18	(38)
USD	9,678	CAD	12,701	Morgan Stanley	9/28/18	(96)
USD	13,759	CAD	18,091	Morgan Stanley	9/28/18	(161)
USD	4,771	CAD	6,265	Morgan Stanley	9/28/18	(50)
USD	3,678	CAD	4,863	Morgan Stanley	9/28/18	(64)
USD	2,912	CAD	3,819	Morgan Stanley	9/28/18	(26)
USD	21,866	CAD	28,728	Morgan Stanley	9/28/18	(239)
USD	29,437	CAD	38,727	Morgan Stanley	9/28/18	(362)
USD	909	CAD	1,187	Morgan Stanley	9/28/18	(4)
USD	1,331	CAD	1,734	Morgan Stanley	9/28/18	(4)
USD	4,264	CAD	5,558	Morgan Stanley	9/28/18	(12)
USD	5,546	CAD	7,232	Morgan Stanley	9/28/18	(20)
USD	2,787	CAD	3,635	Morgan Stanley	9/28/18	(10)
CHF	722,816	USD	733,008	UBS AG	9/19/18	(117)
CHF	383	USD	384	UBS AG	9/28/18	4
CHF	10,863	USD	11,029	UBS AG	9/28/18	(6)
USD	1,459,832	CHF	1,430,446	UBS AG	9/19/18	9,447
USD	196,457	CHF	193,182	UBS AG	9/28/18	428
USD	5,114	CHF	5,043	UBS AG	9/28/18	(3)
USD	6,816	CHF	6,739	UBS AG	9/28/18	(22)
CLP	76,529,808	USD	117,480	Goldman Sachs & Co.	9/20/18	2,599
CLP	78,345,761	USD	120,199	Goldman Sachs & Co.	9/20/18	2,729
CLP	172,360,675	USD	264,276	Goldman Sachs & Co.	9/20/18	6,167
CLP	335,066,307	USD	518,197	Goldman Sachs & Co.	9/20/18	7,539

63

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	30,888,881	USD	47,745	Goldman Sachs & Co.	9/20/18	$721
CLP	378,382,425	USD	579,174	Goldman Sachs & Co.	9/20/18	14,527
USD	1,070,190	CLP	679,516,936	Goldman Sachs & Co.	9/20/18	3,993
USD	68,689	CZK	1,499,385	Goldman Sachs & Co.	9/19/18	4
USD	14,383	DKK	90,938	Goldman Sachs & Co.	9/19/18	60
EUR	4,835	USD	5,674	Credit Suisse AG	9/28/18	3
EUR	15,489	USD	18,177	Credit Suisse AG	9/28/18	11
EUR	2,429	USD	2,850	Credit Suisse AG	9/28/18	2
EUR	94,491	USD	111,699	Credit Suisse AG	9/28/18	(740)
EUR	9,134	USD	10,729	Credit Suisse AG	9/28/18	(3)
EUR	4,123	USD	4,828	Credit Suisse AG	9/28/18	13
EUR	25,694	USD	30,245	Credit Suisse AG	9/28/18	(74)
EUR	30,515	USD	35,821	Credit Suisse AG	9/28/18	12
EUR	7,492	USD	8,762	Credit Suisse AG	9/28/18	35
USD	1,991,843	EUR	1,690,835	JPMorgan Chase Bank N.A.	8/15/18	12,814
USD	534,495	EUR	454,250	JPMorgan Chase Bank N.A.	8/15/18	2,821
USD	361,320	EUR	306,922	Credit Suisse AG	9/28/18	908
USD	103,994	EUR	88,337	Credit Suisse AG	9/28/18	261
USD	116,930	EUR	99,325	Credit Suisse AG	9/28/18	294
USD	1,124,965	EUR	955,596	Credit Suisse AG	9/28/18	2,827
USD	9,401	EUR	8,020	Credit Suisse AG	9/28/18	(17)
USD	3,885	EUR	3,287	Credit Suisse AG	9/28/18	26
USD	3,246	EUR	2,755	Credit Suisse AG	9/28/18	11
USD	19,146	EUR	16,330	Credit Suisse AG	9/28/18	(30)
USD	3,169	EUR	2,707	Credit Suisse AG	9/28/18	(9)
USD	37,596	EUR	32,107	Credit Suisse AG	9/28/18	(106)
GBP	4,077	USD	5,418	Morgan Stanley	9/28/18	(54)
GBP	11,178	USD	14,856	Morgan Stanley	9/28/18	(149)
GBP	7,573	USD	10,027	Morgan Stanley	9/28/18	(64)
GBP	9,364	USD	12,335	Morgan Stanley	9/28/18	(15)
GBP	641	USD	847	Morgan Stanley	9/28/18	(4)
GBP	819	USD	1,070	Morgan Stanley	9/28/18	8
GBP	6,340	USD	8,335	Morgan Stanley	9/28/18	7
USD	1,718,276	GBP	1,281,655	Morgan Stanley	9/19/18	32,693
USD	332,051	GBP	249,149	Morgan Stanley	9/28/18	4,251
USD	204,717	GBP	153,606	Morgan Stanley	9/28/18	2,621
USD	6,691	GBP	5,083	Morgan Stanley	9/28/18	3
USD	16,698	GBP	12,723	Morgan Stanley	9/28/18	(41)
USD	12,045	GBP	9,178	Morgan Stanley	9/28/18	(30)
USD	5,019	GBP	3,791	Morgan Stanley	9/28/18	32
USD	805	GBP	611	Morgan Stanley	9/28/18	1
USD	904	GBP	683	Morgan Stanley	9/28/18	6
USD	7,246	GBP	5,462	Morgan Stanley	9/28/18	60
USD	988	GBP	754	Morgan Stanley	9/28/18	(4)
USD	5,984	GBP	4,581	Morgan Stanley	9/28/18	(42)
USD	8,055	GBP	6,134	Morgan Stanley	9/28/18	(15)
USD	1,196	GBP	908	Morgan Stanley	9/28/18	1
USD	1,070	GBP	813	Morgan Stanley	9/28/18	—
USD	5,969	GBP	4,533	Morgan Stanley	9/28/18	6

64

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	233,348,819	USD	843,633	UBS AG	9/19/18	$9,707
USD	1,526,424	HUF	414,118,776	UBS AG	9/19/18	12,022
IDR	1,863,503,264	USD	132,681	Goldman Sachs & Co.	9/19/18	(3,959)
IDR	8,578,604,138	USD	590,610	Goldman Sachs & Co.	9/19/18	1,960
ILS	209,615	USD	59,108	Goldman Sachs & Co.	9/20/18	(1,841)
JPY	174,966,854	USD	1,577,132	JPMorgan Chase Bank N.A.	8/15/18	(11,035)
JPY	524,946	USD	4,810	Morgan Stanley	9/28/18	(97)
JPY	810,184	USD	7,311	Morgan Stanley	9/28/18	(37)
JPY	708,951	USD	6,413	Morgan Stanley	9/28/18	(48)
USD	617,861	JPY	68,606,398	JPMorgan Chase Bank N.A.	8/15/18	3,778
USD	261,349	JPY	28,534,888	Morgan Stanley	9/28/18	5,169
USD	130,286	JPY	14,224,967	Morgan Stanley	9/28/18	2,577
USD	6,519	JPY	718,262	Morgan Stanley	9/28/18	71
USD	5,283	JPY	584,501	Morgan Stanley	9/28/18	35
USD	8,377	JPY	941,028	Morgan Stanley	9/28/18	(71)
USD	6,624	JPY	732,223	Morgan Stanley	9/28/18	50
KRW	767,693,707	USD	696,637	Goldman Sachs & Co.	9/19/18	(6,534)
USD	124,777	KRW	133,424,488	Goldman Sachs & Co.	9/19/18	4,838
USD	1,786,421	MXN	37,035,192	JPMorgan Chase Bank N.A.	9/19/18	(185,181)
USD	282,930	MXN	5,493,623	JPMorgan Chase Bank N.A.	9/19/18	(9,529)
USD	110,487	MXN	2,120,758	JPMorgan Chase Bank N.A.	9/19/18	(2,413)
USD	524,928	MXN	10,018,935	JPMorgan Chase Bank N.A.	9/19/18	(8,440)
USD	348,871	MXN	6,641,900	JPMorgan Chase Bank N.A.	9/19/18	(4,717)
USD	111,102	MXN	2,138,677	JPMorgan Chase Bank N.A.	9/19/18	(2,753)
USD	133,860	MXN	2,579,482	JPMorgan Chase Bank N.A.	9/19/18	(3,461)
USD	171,778	MXN	3,228,841	JPMorgan Chase Bank N.A.	9/19/18	(113)
USD	50,701	MYR	203,056	Goldman Sachs & Co.	9/19/18	562
NOK	5,629,084	USD	696,669	Goldman Sachs & Co.	9/19/18	(5,238)
NOK	190,150	USD	23,524	Goldman Sachs & Co.	9/28/18	(160)
USD	512,659	NOK	4,175,194	Goldman Sachs & Co.	9/19/18	(188)
USD	276,145	NOK	2,231,071	Goldman Sachs & Co.	9/28/18	2,007
USD	9,803	NOK	78,802	Goldman Sachs & Co.	9/28/18	120
USD	17,932	NOK	145,290	Goldman Sachs & Co.	9/28/18	80
USD	7,234	NOK	59,351	Goldman Sachs & Co.	9/28/18	(59)
USD	8,143	NOK	66,410	Goldman Sachs & Co.	9/28/18	(17)
USD	66,982	NZD	95,580	UBS AG	9/19/18	1,839
PEN	3,951,208	USD	1,202,876	Goldman Sachs & Co.	9/19/18	2,271
USD	1,198,425	PEN	3,951,208	Goldman Sachs & Co.	9/19/18	(6,722)
USD	593,545	PHP	31,727,965	Goldman Sachs & Co.	9/19/18	(3,876)
USD	86,081	PLN	314,592	Goldman Sachs & Co.	9/19/18	(57)
RUB	62,863	USD	997	Goldman Sachs & Co.	9/19/18	5
SEK	1,907,799	USD	219,063	Goldman Sachs & Co.	9/19/18	(1,311)
SEK	46,934	USD	5,324	Goldman Sachs & Co.	9/28/18	37
SEK	34,656	USD	3,948	Goldman Sachs & Co.	9/28/18	10
USD	127,713	SEK	1,126,406	Goldman Sachs & Co.	9/28/18	(943)
USD	14,622	SEK	130,928	Goldman Sachs & Co.	9/28/18	(332)
USD	16,216	SEK	144,938	Goldman Sachs & Co.	9/28/18	(339)
USD	11,282	SEK	98,282	Goldman Sachs & Co.	9/28/18	56
USD	10,004	SEK	86,669	Goldman Sachs & Co.	9/28/18	105

65

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,215	SEK	114,705	Goldman Sachs & Co.	9/28/18	$113
USD	5,209	SEK	45,448	Goldman Sachs & Co.	9/28/18	18
USD	7,041	SEK	62,276	Goldman Sachs & Co.	9/28/18	(72)
USD	3,464	SEK	30,409	Goldman Sachs & Co.	9/28/18	(9)
USD	1,178	SEK	10,350	Goldman Sachs & Co.	9/28/18	(4)
USD	502	SEK	4,425	Goldman Sachs & Co.	9/28/18	(3)
USD	2,094	SEK	18,563	Goldman Sachs & Co.	9/28/18	(27)
USD	8,685	SEK	76,998	Goldman Sachs & Co.	9/28/18	(110)
USD	11,263	SEK	99,428	Goldman Sachs & Co.	9/28/18	(93)
USD	12,771	SEK	112,738	Goldman Sachs & Co.	9/28/18	(106)
USD	834	SEK	7,350	Goldman Sachs & Co.	9/28/18	(6)
USD	5,774	SEK	50,916	Goldman Sachs & Co.	9/28/18	(42)
USD	6,665	SEK	58,545	Goldman Sachs & Co.	9/28/18	(22)
USD	9,058	SEK	79,574	Goldman Sachs & Co.	9/28/18	(30)
USD	19,503	SEK	170,896	Goldman Sachs & Co.	9/28/18	(17)
USD	7,602	SEK	66,616	Goldman Sachs & Co.	9/28/18	(6)
USD	13,970	SEK	122,310	Goldman Sachs & Co.	9/28/18	—
USD	6,361	SEK	56,001	Goldman Sachs & Co.	9/28/18	(35)
USD	9,654	SEK	84,471	Goldman Sachs & Co.	9/28/18	6
USD	132,021	SGD	176,011	Goldman Sachs & Co.	9/19/18	2,619
USD	176,071	THB	5,611,395	Goldman Sachs & Co.	9/19/18	6,891
TRY	3,230,818	USD	671,855	Goldman Sachs & Co.	9/19/18	(29,524)
USD	628,633	TRY	3,091,365	Goldman Sachs & Co.	9/19/18	14,027
USD	115,926	ZAR	1,496,644	UBS AG	9/19/18	2,963
USD	1,461,046	ZAR	18,824,851	UBS AG	9/19/18	40,186
						$(44,883)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	16	September 2018	JPY	160,000,000	$2,154,273	$(1,016)
Korean Treasury 10-Year Bonds	7	September 2018	KRW	700,000,000	758,164	8,435
U.S. Treasury 10-Year Notes	20	September 2018	USD	2,000,000	2,388,437	(2,232)
U.S. Treasury 2-Year Notes	12	September 2018	USD	2,400,000	2,536,500	(4,153)
U.S. Treasury 5-Year Notes	47	September 2018	USD	4,700,000	5,316,875	(1,577)
U.S. Treasury Long Bonds	3	September 2018	USD	300,000	428,906	2,431
U.S. Treasury Ultra Bonds	2	September 2018	USD	200,000	313,813	2,620
					$13,896,968	$4,508

66

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	28	September 2018	EUR	2,800,000	$4,309,148	$(2,831)
Euro-Bund 10-Year Bonds	2	September 2018	EUR	200,000	377,887	(1,898)
Euro-OAT 10-Year Bonds	5	September 2018	EUR	500,000	898,821	(5,855)
U.K. Gilt 10-Year Bonds	12	September 2018	GBP	1,200,000	1,932,283	(19,391)
U.S. Treasury 10-Year Ultra Notes	2	September 2018	USD	200,000	254,219	152
					$7,772,358	$(29,823)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Sell	5.00%	6/20/23	$6,990,000	$444,775	$86,193	$530,968

‡
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BUBOR06M	Receive	0.82%	6/18/20	HUF	124,000,000	$(110)
Morgan Stanley	BUBOR06M	Receive	0.82%	6/15/20	HUF	54,000,000	(97)
Morgan Stanley	BUBOR06M	Receive	0.97%	6/21/20	HUF	70,000,000	(743)
							$(950)

*Amount represents value and unrealized appreciation (depreciation).

67

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LOC	-	Letter of Credit
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BUBOR06M	-	6-month Budapest Interbank Offered Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CVA	-	Certificaten Van Aandelen	PHP	-	Philippine Peso
CZK	-	Czech Koruna	PIK	-	Payment in Kind
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association	RUB	-	Russian Ruble
GBP	-	British Pound	SBBPA	-	Standby Bond Purchase Agreement
GNMA	-	Government National Mortgage Association	SEK	-	Swedish Krona
GO	-	General Obligation	SEQ	-	Sequential Payer
HUF	-	Hungarian Forint	SGD	-	Singapore Dollar
IDR	-	Indonesian Rupiah	THB	-	Thai Baht
ILS	-	Israeli Shekel	TRY	-	Turkish Lira
JPY	-	Japanese Yen	USD	-	United States Dollar
KRW	-	South Korean Won	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities	VRN	-	Variable Rate. Interest reset date is indicated. Rate shown is effective at the period end.

			ZAR	-	South African Rand
† Category is less than 0.05% of total net assets

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $549,071.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $36,590,833, which represented 7.5% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.6% of total net assets.

(6)	Security is a zero-coupon bond.

(7)	Final maturity date indicated, unless otherwise noted.

(8)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(9)	Forward commitment. Settlement date is indicated.

(10)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

68

Statement of Assets and Liabilities

JULY 31, 2018
Assets
Investment securities, at value (cost of $447,584,677)	$492,997,624
Foreign currency holdings, at value (cost of $22,615)	22,626
Foreign deposits with broker for futures contracts, at value (cost of $52,661)	51,838
Receivable for investments sold	3,061,596
Receivable for capital shares sold	34,175
Receivable for variation margin on futures contracts	22,235
Receivable for variation margin on swap agreements	9,587
Unrealized appreciation on forward foreign currency exchange contracts	255,322
Interest and dividends receivable	1,676,910
498,131,913

Liabilities
Disbursements in excess of demand deposit cash	91,289
Payable for investments purchased	9,493,434
Payable for capital shares redeemed	1,187,827
Unrealized depreciation on forward foreign currency exchange contracts	300,205
Swap agreements, at value	950
Accrued management fees	377,958
Distribution and service fees payable	52,197
11,503,860

Net Assets	$486,628,053

Net Assets Consist of:
Capital (par value and paid-in surplus)	$425,393,271
Undistributed net investment income	791,007
Undistributed net realized gain	15,020,184
Net unrealized appreciation	45,423,591
$486,628,053

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$179,991,607	30,849,426	$5.83
I Class, $0.01 Par Value	$44,101,262	7,554,149	$5.84
A Class, $0.01 Par Value	$113,864,511	19,534,787	$5.83*
C Class, $0.01 Par Value	$26,866,567	4,681,024	$5.74
R Class, $0.01 Par Value	$10,960,354	1,884,304	$5.82
R5 Class, $0.01 Par Value	$34,766,334	5,947,952	$5.85
R6 Class, $0.01 Par Value	$76,077,418	13,030,457	$5.84
*Maximum offering price $6.19 (net asset value divided by 0.9425).

See Notes to Financial Statements.

69

Statement of Operations

FOR THE EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
	July 31, 2018(1)	November 30, 2017
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $2,510 and $—, respectively)	$5,495,183	$6,840,186
Dividends (net of foreign taxes withheld of $124,989 and $166,412, respectively)	2,877,632	5,170,969
	8,372,815	12,011,155

Expenses:
Management fees	3,079,392	4,949,657
Distribution and service fees:
A Class	191,899	315,331
C Class	196,469	342,178
R Class	44,223	77,246
Directors' fees and expenses	9,488	16,026
Other expenses	7,877	28,819
	3,529,348	5,729,257

Net investment income (loss)	4,843,467	6,281,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $521 and $165, respectively)	21,877,910	26,809,112
Forward foreign currency exchange contract transactions	468,360	30,912
Futures contract transactions	(351,070)	(87,155)
Swap agreement transactions	66,692	387,533
Foreign currency translation transactions	(29,465)	(8,328)
	22,032,427	27,132,074

Change in net unrealized appreciation (depreciation) on:
Investments	(16,265,354)	21,969,561
Forward foreign currency exchange contracts	(216,555)	(1,383,454)
Futures contracts	29,837	(24,991)
Swap agreements	195,457	(311,216)
Translation of assets and liabilities in foreign currencies	(18,686)	53,014
	(16,275,301)	20,302,914

Net realized and unrealized gain (loss)	5,757,126	47,434,988

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,600,593	$53,716,886

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

70

Statement of Changes in Net Assets

EIGHT MONTHS ENDED JULY 31, 2018 AND YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	July 31, 2018(1)	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$4,843,467	$6,281,898	$6,060,551
Net realized gain (loss)	22,032,427	27,132,074	10,639,266
Change in net unrealized appreciation (depreciation)	(16,275,301)	20,302,914	(559,622)
Net increase (decrease) in net assets resulting from operations	10,600,593	53,716,886	16,140,195

Distributions to Shareholders
From net investment income:
Investor Class	(2,281,277)	(3,272,426)	(2,348,924)
I Class	(554,456)	(938,104)	(884,721)
A Class	(1,024,428)	(1,384,197)	(784,142)
C Class	(138,147)	(145,376)	—
R Class	(99,850)	(127,656)	(27,961)
R5 Class	(222,440)	(42)	—
R6 Class	(926,814)	(695,182)	(233,267)
From net realized gains:
Investor Class	(11,423,829)	(3,890,619)	(14,883,532)
I Class	(2,202,986)	(1,196,385)	(3,940,984)
A Class	(5,442,484)	(2,179,440)	(8,812,132)
C Class	(1,489,966)	(596,270)	(2,340,904)
R Class	(694,648)	(246,181)	(816,446)
R5 Class	(249)	—	—
R6 Class	(2,955,945)	(326,436)	(701,907)
Decrease in net assets from distributions	(29,457,519)	(14,998,314)	(35,774,920)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,525,800)	(50,118,767)	(22,715,341)

Net increase (decrease) in net assets	(34,382,726)	(11,400,195)	(42,350,066)

Net Assets
Beginning of period	521,010,779	532,410,974	574,761,040
End of period	$486,628,053	$521,010,779	$532,410,974

Undistributed net investment income	$791,007	$766,001	$917,365

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

71

Notes to Financial Statements

JULY 31, 2018

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments

72

initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

73

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

74

The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	1.00%
I Class	0.60% to 0.80%	0.80%
A Class	0.80% to 1.00%	1.00%
C Class	0.80% to 1.00%	1.00%
R Class	0.80% to 1.00%	1.00%
R5 Class	0.60% to 0.80%	0.80%
R6 Class	0.45% to 0.65%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period ended July 31, 2018, the interfund purchases and sales were $2,131,503 and $1,670,657, respectively. The effect of interfund transactions on the Statement of Operations in net realized gain (loss) on investment transactions for the periods ended July 31, 2018 and November 30, 2017 were $170,722 and $443,419, respectively.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $255,580,785, of which $83,852,605 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $290,264,267, of which $94,443,887 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000		500,000,000
Sold	2,148,181	$12,499,844	8,025,892	$46,523,034	5,367,885	$29,809,907
Issued in reinvestment of distributions	2,324,465	13,453,886	1,242,038	7,012,167	3,114,135	16,926,011
Redeemed	(14,410,894)	(83,862,307)	(12,175,793)	(70,518,807)	(12,146,098)	(67,374,096)
	(9,938,248)	(57,908,577)	(2,907,863)	(16,983,606)	(3,664,078)	(20,638,178)

75

	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
I Class/Shares Authorized	120,000,000		120,000,000		120,000,000
Sold	1,386,828	$8,069,783	3,353,788	$19,340,746	3,644,653	$20,192,823
Issued in reinvestment of distributions	470,039	2,724,822	378,496	2,131,937	885,528	4,825,471
Redeemed	(1,982,877)	(11,496,275)	(9,654,205)	(54,736,902)	(3,307,346)	(18,401,873)
	(126,010)	(701,670)	(5,921,921)	(33,264,219)	1,222,835	6,616,421
A Class/Shares Authorized	270,000,000		270,000,000		275,000,000
Sold	2,655,940	15,421,280	3,923,471	22,565,139	4,791,407	26,352,263
Issued in reinvestment of distributions	1,081,238	6,257,735	611,963	3,438,196	1,681,221	9,114,052
Redeemed	(3,585,063)	(20,842,631)	(9,572,272)	(55,219,343)	(9,933,782)	(54,956,172)
	152,115	836,384	(5,036,838)	(29,216,008)	(3,461,154)	(19,489,857)
C Class/Shares Authorized	70,000,000		70,000,000		70,000,000
Sold	336,450	1,921,669	553,494	3,168,468	764,173	4,182,497
Issued in reinvestment of distributions	277,712	1,582,801	130,086	715,562	419,993	2,246,961
Redeemed	(1,316,852)	(7,559,484)	(2,007,131)	(11,420,632)	(1,876,877)	(10,301,837)
	(702,690)	(4,055,014)	(1,323,551)	(7,536,602)	(692,711)	(3,872,379)
R Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	273,404	1,585,533	478,372	2,746,651	786,551	4,358,403
Issued in reinvestment of distributions	136,036	784,811	65,802	368,553	154,537	835,472
Redeemed	(1,010,609)	(5,851,318)	(804,968)	(4,655,809)	(741,579)	(4,134,611)
	(601,169)	(3,480,974)	(260,794)	(1,540,605)	199,509	1,059,264
R5 Class/Shares Authorized	50,000,000		50,000,000		N/A
Sold	6,073,513	35,400,223	873	5,000
Issued in reinvestment of distributions	38,341	222,689	7	42
Redeemed	(164,782)	(958,984)	—	—
	5,947,072	34,663,928	880	5,042
R6 Class/Shares Authorized	90,000,000		90,000,000		50,000,000
Sold	4,611,248	26,729,920	8,093,394	45,974,065	3,801,716	21,336,192
Issued in reinvestment of distributions	669,911	3,882,759	178,189	1,021,618	171,100	935,174
Redeemed	(2,673,071)	(15,492,556)	(1,473,964)	(8,578,452)	(1,572,175)	(8,661,978)
	2,608,088	15,120,123	6,797,619	38,417,231	2,400,641	13,609,388
Net increase (decrease)	(2,660,842)	$(15,525,800)	(8,652,468)	$(50,118,767)	(3,994,958)	$(22,715,341)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$157,282,782	$57,359,075	—
U.S. Treasury Securities	—	84,694,187	—
Corporate Bonds	—	60,457,592	—
Sovereign Governments and Agencies	—	33,577,146	—
U.S. Government Agency Mortgage-Backed Securities	—	25,342,882	—
Municipal Securities	—	15,849,343	—
Collateralized Mortgage Obligations	—	12,021,679	—
Asset-Backed Securities	—	10,963,758	—
Collateralized Loan Obligations	—	7,387,410	—
Commercial Mortgage-Backed Securities	—	6,479,476	—
Exchange-Traded Funds	2,390,811	—	—
Commercial Paper	—	2,100,161	—
U.S. Government Agency Securities	—	1,811,351	—
Convertible Preferred Stocks	—	5,493	—
Temporary Cash Investments	12,848,576	2,425,902	—
	$172,522,169	$320,475,455	—
Other Financial Instruments
Futures Contracts	$5,203	$8,435	—
Swap Agreements	—	530,968	—
Forward Foreign Currency Exchange Contracts	—	255,322	—
	$5,203	$794,725	—

Liabilities
Other Financial Instruments
Futures Contracts	$7,962	$30,991	—
Swap Agreements	—	950	—
Forward Foreign Currency Exchange Contracts	—	300,205	—
	$7,962	$332,146	—

77

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,847,500.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $59,095,033.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash

78

equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $12,815,990 futures contracts purchased and $6,675,583 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $13,740,571.

Value of Derivative Instruments as of July 31, 2018
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$9,587	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	255,322	Unrealized depreciation on forward foreign currency exchange contracts	$300,205
Interest Rate Risk	Receivable for variation margin on futures contracts*	22,235	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Swap agreements	—	Swap agreements	950
		$287,144		$301,155

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Eight Months Ended July 31, 2018
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$168,105	Change in net unrealized appreciation (depreciation) on swap agreements	$27,239
Equity Price Risk	Net realized gain (loss) on futures contract transactions	20,082	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	468,360	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(216,555)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(371,152)	Change in net unrealized appreciation (depreciation) on futures contracts	29,837
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(101,413)	Change in net unrealized appreciation (depreciation) on swap agreements	168,218
		$183,982		$8,739

79

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$395,543	Change in net unrealized appreciation (depreciation) on swap agreements	$(142,048)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	30,912	Change in net unrealized Appreciation (depreciation) on forward foreign currency exchange contracts	(1,383,454)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(87,155)	Change in net unrealized appreciation (depreciation) on futures contracts	(24,991)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(8,010)	Change in net unrealized appreciation (depreciation) on swap agreements	(169,168)
		$331,290		$(1,719,661)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the eight months ended July 31, 2018 and years ended November 30, 2017 and November 30, 2016 were as follows:

	July 31, 2018(1)	November 30, 2017	November 30, 2016
Distributions Paid From
Ordinary income	$10,021,116	$6,532,829	$4,378,246
Long-term capital gains	$19,436,403	$8,465,485	$31,396,674

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$452,171,935
Gross tax appreciation of investments	$49,563,549
Gross tax depreciation of investments	(8,737,860)
Net tax appreciation (depreciation) of investments	40,825,689
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	48,378
Net tax appreciation (depreciation)	$40,874,067
Other book-to-tax adjustments	$(134,131)
Undistributed ordinary income	$3,427,305
Accumulated long-term gains	$17,067,541

80

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

81

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$6.06	0.06	0.05	0.11	(0.06)	(0.28)	(0.34)	$5.83	2.01%	1.00%(4)	1.51%(4)	53%	$179,992
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.28%	78%	$246,975
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.21%	87%	$245,726
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	0.81%	90%	$275,947
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.91%	59%	$304,125
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
I Class
2018(3)	$6.06	0.07	0.06	0.13	(0.07)	(0.28)	(0.35)	$5.84	2.33%	0.80%(4)	1.71%(4)	53%	$44,101
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	1.48%	78%	$46,536
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	1.41%	87%	$76,532
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	1.01%	90%	$72,235
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	1.11%	59%	$66,425
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
A Class
2018(3)	$6.05	0.05	0.06	0.11	(0.05)	(0.28)	(0.33)	$5.83	1.99%	1.25%(4)	1.26%(4)	53%	$113,865
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.03%	78%	$117,230
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	0.96%	87%	$137,168
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	0.56%	90%	$162,077
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	0.66%	59%	$187,559
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018(3)	$5.96	0.02	0.07	0.09	(0.03)	(0.28)	(0.31)	$5.74	1.58%	2.00%(4)	0.51%(4)	53%	$26,867
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	0.28%	78%	$32,110
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	0.21%	87%	$37,188
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	(0.19)%	90%	$42,585
2014	$6.21	(0.01)	0.35	0.34	—(5)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$43,361
2013	$5.94	—(5)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
R Class
2018(3)	$6.04	0.04	0.06	0.10	(0.04)	(0.28)	(0.32)	$5.82	1.83%	1.50%(4)	1.01%(4)	53%	$10,960
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	0.78%	78%	$15,004
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	0.71%	87%	$15,398
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	0.31%	90%	$14,766
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	0.41%	59%	$16,239
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
R5 Class
2018(3)	$6.07	0.08	0.05	0.13	(0.07)	(0.28)	(0.35)	$5.85	2.15%	0.80%(4)	1.71%(4)	53%	$34,766
2017(6)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(4)	1.60%(4)	78%(7)	$5
R6 Class
2018(3)	$6.06	0.07	0.07	0.14	(0.08)	(0.28)	(0.36)	$5.84	2.44%	0.65%(4)	1.86%(4)	53%	$76,077
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	1.63%	78%	$63,151
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	1.56%	87%	$20,398
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	1.16%	90%	$7,150
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	1.26%	59%	$1,815
2013(8)	$6.05	0.03	0.17	0.20	(0.02)	—	(0.02)	$6.23	3.32%	0.65%(4)	1.19%(4)	68%(9)	$241

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2018; the related statements of operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the statements of changes in net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2018; the results of its operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the changes in its net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; and the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	67	None
Andrea C. Hall(1) (1945)	Director	Since 1997	Retired	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
1) Effective August 31, 2018, Andrea C. Hall retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

93

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2018.

For corporate taxpayers, the fund hereby designates $1,373,832, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,912,115 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2018.

The fund hereby designates $20,449,142, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2018.

The fund utilized earnings and profits of $1,436,991 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

94

Notes

95

Notes

96

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 1809

Annual Report

July 31, 2018

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the eight months ended July 31, 2018. (We changed the fund’s fiscal year-end from November 30 to July 31, resulting in an eight-month annual reporting period this year.) Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, please visit our website, americancentury.com.

As Volatility Mounted, Stocks Persevered and Bonds Struggled

Stocks rallied sharply early in the reporting period. Robust corporate earnings results, improving global economic growth, relatively low interest rates, and growth-oriented U.S. tax reform helped drive stock prices higher. U.S. stocks were notably strong, with the S&P 500 Index gaining nearly 8% from November 30, 2017, through January 31, 2018. Outside the U.S., returns were also robust, as central bank accommodations enhanced the positive economic and earnings backdrop. Meanwhile, bonds struggled, as interest rates edged higher and the Federal Reserve (the Fed) continued its rate-normalization efforts.

The global stock rally came to an abrupt halt in early February, as market volatility resurfaced. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. In response, U.S. Treasury yields climbed to their highest levels in several years, and stock prices plunged. However, economic data released in subsequent months were more in line with market expectations. Additionally, corporate earnings results generally remained strong, and the Fed stayed on track. This news helped calm the markets, but rising interest rates, geopolitical tensions, and global trade war fears provided periodic headwinds.

Overall, most stock indices held onto gains for the eight-month period, and U.S. stocks generally outperformed global equities. Elsewhere, rising U.S. Treasury yields and inflation weighed on bonds and other interest-rate-sensitive securities, which generally underperformed stocks.

With inflationary pressures mounting, U.S. Treasury yields rising, volatility resurfacing, and the implications of U.S. tariff and trade policy still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2018
				Average Annual Returns
	Ticker Symbol	8 months	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	3.22%	7.87%	6.90%	6.52%	—	2/15/96
S&P 500 Index	—	7.65%	16.24%	13.12%	10.66%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-1.14%	-0.80%	2.25%	3.73%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.03%	1.37%	0.41%	0.31%	—	—
I Class	ASAMX	3.23%	8.07%	7.09%	6.73%	—	8/1/00
A Class	ACOAX					—	10/2/96
No sales charge		3.04%	7.62%	6.64%	6.24%	—
With sales charge		-2.92%	1.42%	5.38%	5.61%	—
C Class	ASTCX						10/2/01
No sales charge		2.46%	6.87%	5.83%	5.46%	—
With sales charge		1.53%	6.87%	5.83%	5.46%	—
R Class	ASMRX	2.74%	7.27%	6.35%	5.97%	—	8/29/03
R5 Class	ASMUX	3.38%	8.08%	—	—	9.90%	4/10/17
R6 Class	ASMDX	3.35%	8.25%	7.26%	—	7.21%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
The fund’s fiscal year end was changed from November 30 to July 31, resulting in an eight-month reporting period.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2018
Investor Class — $18,805

S&P 500 Index — $27,551

Bloomberg Barclays U.S. Aggregate Bond Index — $14,424

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,310

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.08%	0.88%	1.33%	2.08%	1.58%	0.88%	0.73%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Dave MacEwen, and Vidya Rajappa

During the period, Vidya Rajappa joined the fund's management team.

Performance Summary

Strategic Allocation: Moderate returned 3.22%* for the fiscal period ended July 31, 2018. Because the fund’s fiscal year changed from November 30 to July 31 during this performance period, this report covers an eight-month period.

Stronger global growth, tax cuts, and record corporate profits helped drive strong equity market gains early in the reporting period, with stocks around the world reaching record highs in early 2018 before worries about interest rates and inflation led to sharp volatility. In the U.S., growth beat value across all cap ranges, while small stocks generally outperformed large- and mid-cap stocks. Developed non-U.S. stocks outperformed emerging markets, but both underperformed domestic core equities. In sector terms, information technology and consumer discretionary stocks performed best. In fixed income, the Federal Reserve (the Fed) increased its target rate three times in the period, from 1.25% to 2.0%. The U.S. 10-year Treasury yield rose and finished just short of 3%. Overall, the yield curve rose and flattened. High yield bonds, cash, and inflation-linked securities performed best, while other market segments declined. A stronger U.S. dollar hurt the performance of non-U.S. bonds.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds, and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds, and cash, and we maintained that throughout the period. Within the equity segment, our non-U.S. tactical model favored non-U.S. stocks over U.S. stocks, but by a slimmer margin than previously, so we trimmed our non-U.S. equity overweight towards period-end. The portfolio also was slightly overweight to large-cap stocks and underweight to small caps. We maintained an overweight to the large-cap growth segment and an underweight to small, core, and value stocks. In the bond segment, we maintained a neutral position.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. Conversely, our underweight to U.S. stocks in favor of non-U.S. developed stocks detracted, as did an underweight position in small-cap stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Equities Contributed Overall

The equity portion of Strategic Allocation: Moderate produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. small growth, large growth, large core, and mid-cap growth significantly outperformed domestic value stocks. Internationally, small, medium, and large growth stocks produced gains. However, value-oriented and emerging markets equities declined. Large-cap core and large-cap growth were the top contributors to portfolio gains. U.S. mid-cap growth and large-cap value were other significant contributors.

An underweight to U.S. stocks in favor of non-U.S. developed markets stocks detracted from returns as did an underweight to small-cap stocks. Emerging markets stocks and bonds detracted in absolute terms.

Security selection generated positive results in non-U.S. large-cap growth, U.S. large-cap growth, large-cap value and large-cap core, non-U.S. small/mid-cap growth strategies, and U.S. mid-cap value, among others.

Fixed-Income Components Had Mixed Results

U.S. bonds struggled as rates rose during a period when the economy and job market strengthened, and we saw upward pressure on inflation. A stronger dollar further limited the performance of international investments when translated back into dollars. Although rising rates and a stronger dollar limited the performance of U.S. investment-grade and international bonds, respectively, the fixed-income allocation contributed to gains overall.

Outlook

At period-end, the Strategic Allocation: Moderate portfolio was neutral in terms of stocks/bonds/cash, with overweight positions in U.S. large-cap growth stocks and non-U.S. developed stocks. The portfolio had underweights in U.S. small, core, and value stocks. Our signals continued to favor growth over value within the U.S. based on monetary and sentiment factors. Because our non-U.S. tactical model continues to favor non-U.S. over U.S. equities, we maintain a non-U.S. equity overweight, but by a smaller margin than in the past.

6

Fund Characteristics

JULY 31, 2018
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.4%
Microsoft Corp.	1.3%
Amazon.com, Inc.	1.2%
Apple, Inc.	1.0%
Facebook, Inc., Class A	0.8%
JPMorgan Chase & Co.	0.6%
Visa, Inc., Class A	0.5%
Pfizer, Inc.	0.5%
Boeing Co. (The)	0.5%
Johnson & Johnson	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	43.0%
Japan	2.9%
United Kingdom	2.7%
China	2.1%
Other Countries	11.8%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	8.0 years
Average Duration (effective)	5.8 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	43.0%
Foreign Common Stocks*	19.5%
Corporate Bonds	10.0%
U.S. Treasury Securities	9.6%
Sovereign Governments and Agencies	3.9%
U.S. Government Agency Mortgage-Backed Securities	3.1%
Municipal Securities	2.5%
Collateralized Mortgage Obligations	1.7%
Asset-Backed Securities	1.3%
Commercial Mortgage-Backed Securities	1.0%
Collateralized Loan Obligations	1.0%
Exchange-Traded Funds	0.5%
Commercial Paper	0.4%
U.S. Government Agency Securities	0.3%
Convertible Preferred Stocks	—**
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period(1) 2/1/18 - 7/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$988.10	$5.37	1.09%
I Class	$1,000	$987.60	$4.39	0.89%
A Class	$1,000	$986.90	$6.60	1.34%
C Class	$1,000	$982.90	$10.28	2.09%
R Class	$1,000	$984.40	$7.82	1.59%
R5 Class	$1,000	$989.00	$4.39	0.89%
R6 Class	$1,000	$988.30	$3.65	0.74%
Hypothetical
Investor Class	$1,000	$1,019.39	$5.46	1.09%
I Class	$1,000	$1,020.38	$4.46	0.89%
A Class	$1,000	$1,018.15	$6.71	1.34%
C Class	$1,000	$1,014.43	$10.44	2.09%
R Class	$1,000	$1,016.91	$7.95	1.59%
R5 Class	$1,000	$1,020.38	$4.46	0.89%
R6 Class	$1,000	$1,021.13	$3.71	0.74%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 62.5%
Aerospace and Defense — 1.6%
AAR Corp.	2,475	$117,340
Aerojet Rocketdyne Holdings, Inc.(1)	2,419	81,520
Astronics Corp.(1)	33	1,353
Boeing Co. (The)	15,553	5,541,534
Bombardier, Inc., B Shares(1)	406,060	1,529,534
Curtiss-Wright Corp.	3,061	407,205
Esterline Technologies Corp.(1)	1,218	103,896
FACC AG	5,191	115,453
General Dynamics Corp.	4,574	913,702
KLX, Inc.(1)	1,265	92,408
Kratos Defense & Security Solutions, Inc.(1)	6,905	89,213
L3 Technologies, Inc.	5,546	1,189,284
Lockheed Martin Corp.	13,761	4,487,462
Mercury Systems, Inc.(1)	2,492	103,991
Raytheon Co.	7,813	1,547,208
Textron, Inc.	25,899	1,768,125
		18,089,228
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	5,330	639,013
XPO Logistics, Inc.(1)	16,358	1,631,220
		2,270,233
Airlines — 0.3%
Delta Air Lines, Inc.	25,898	1,409,369
Ryanair Holdings plc ADR(1)	2,630	277,202
Southwest Airlines Co.	26,312	1,530,306
Wizz Air Holdings plc(1)	3,100	141,028
		3,357,905
Auto Components — 0.5%
Adient plc	20,506	976,701
Aptiv plc	6,652	652,362
Balkrishna Industries Ltd.	19,662	346,261
Delphi Technologies plc	5,937	268,174
Dometic Group AB	19,960	194,085
Hota Industrial Manufacturing Co. Ltd.	53,766	228,313
Hyundai Mobis Co. Ltd.	3,437	700,519
Hyundai Wia Corp.	11,725	493,673
Ichikoh Industries Ltd.	15,100	199,866
Mando Corp.	5,175	193,834
Motherson Sumi Systems Ltd.	72,552	340,724
Stoneridge, Inc.(1)	147	4,998
Valeo SA	11,594	569,413

10

	Shares/ Principal Amount	Value
Visteon Corp.(1)	1,245	$145,765
		5,314,688
Automobiles — 0.8%
Brilliance China Automotive Holdings Ltd.	224,000	292,234
Ford Otomotiv Sanayi AS	17,128	205,167
Geely Automobile Holdings Ltd.	158,000	360,324
Honda Motor Co. Ltd. ADR	45,708	1,401,407
Hyundai Motor Co.	14,148	1,637,837
Kia Motors Corp.	105,724	2,995,978
Nissan Motor Co. Ltd.	203,800	1,923,811
Peugeot SA	16,450	473,393
		9,290,151
Banks — 5.0%
Banco do Brasil SA	29,100	251,823
Bank Mandiri Persero Tbk PT	1,134,500	523,192
Bank of America Corp.	172,397	5,323,619
Bank of China Ltd., H Shares	1,079,000	505,885
Bank of Communications Co. Ltd., H Shares	1,199,000	864,607
Bank of Hawaii Corp.	10,250	825,023
Bank of Kyoto Ltd. (The)	30,800	1,490,212
Bank of NT Butterfield & Son Ltd. (The)	2,498	123,551
Bank OZK	4,991	204,132
Bank Rakyat Indonesia Persero Tbk PT	2,641,900	562,457
BankUnited, Inc.	5,746	223,290
Barclays plc	919,725	2,341,455
BB&T Corp.	67,315	3,420,275
Boston Private Financial Holdings, Inc.	4,706	67,766
CaixaBank SA	46,170	213,634
Capitec Bank Holdings Ltd.	5,986	432,569
Central Pacific Financial Corp.	2,907	80,117
Chiba Bank Ltd. (The)	18,300	130,276
China Construction Bank Corp., H Shares	823,000	745,508
CIMB Group Holdings Bhd	200,558	288,133
Citigroup, Inc.	703	50,539
Comerica, Inc.	2,872	278,412
Commerce Bancshares, Inc.	11,237	750,632
Commercial International Bank Egypt S.A.E.	30,066	141,295
Commercial International Bank Egypt S.A.E. GDR	31,604	144,588
Commerzbank AG(1)	223,674	2,415,705
Credicorp Ltd.	2,158	493,686
DGB Financial Group, Inc.	23,949	200,173
Erste Group Bank AG	24,310	1,050,658
FCB Financial Holdings, Inc., Class A(1)	771	39,321
Fifth Third Bancorp	1,172	34,679
First Abu Dhabi Bank PJSC	23,779	88,043
First Hawaiian, Inc.	5,267	148,845
FNB Corp.	10,251	131,520

11

	Shares/ Principal Amount	Value
Grupo Financiero Banorte SAB de CV	68,090	$474,934
Hachijuni Bank Ltd. (The)	60,100	264,448
Hana Financial Group, Inc.	49,877	2,001,946
HDFC Bank Ltd.	46,343	1,472,665
Home BancShares, Inc.	9,922	230,091
Industrial & Commercial Bank of China Ltd., H Shares	1,039,105	769,163
Industrial Bank of Korea	26,323	368,261
Itau Unibanco Holding SA ADR	40,262	482,741
JPMorgan Chase & Co.	57,029	6,555,484
Kasikornbank PCL NVDR	29,200	190,454
KBC Group NV	11,360	873,544
Kyushu Financial Group, Inc.	213,400	1,091,668
LegacyTexas Financial Group, Inc.	3,752	164,450
M&T Bank Corp.	7,994	1,385,760
Moneta Money Bank AS	106,621	365,630
OTP Bank Nyrt	13,121	493,656
PNC Financial Services Group, Inc. (The)	7,900	1,144,157
Popular, Inc.	426	21,142
San-In Godo Bank Ltd. (The)	35,100	328,665
Sberbank of Russia PJSC ADR (London)	33,505	472,085
Seacoast Banking Corp. of Florida(1)	2,853	83,621
Shiga Bank Ltd. (The)	58,000	306,560
Signature Bank	806	88,426
Standard Chartered plc	59,640	538,570
SunTrust Banks, Inc.	32,467	2,339,897
SVB Financial Group(1)	1,400	431,032
Swedbank AB, A Shares	22,150	524,469
Texas Capital Bancshares, Inc.(1)	880	79,904
U.S. Bancorp	84,493	4,478,974
UMB Financial Corp.	9,905	712,070
UniCredit SpA	29,682	526,322
Valley National Bancorp	22,533	262,509
Wells Fargo & Co.	64,078	3,671,029
Westamerica Bancorporation	10,956	657,579
Wintrust Financial Corp.	643	56,410
		58,493,936
Beverages — 1.0%
Ambev SA ADR	88,771	456,283
Brown-Forman Corp., Class B	6,236	331,880
China Resources Beer Holdings Co. Ltd.	188,000	845,504
Coca-Cola Co. (The)	615	28,677
Coca-Cola HBC AG	22,290	799,879
Constellation Brands, Inc., Class A	10,224	2,149,391
Diageo plc	43,650	1,605,344
Fevertree Drinks plc	2,870	129,774
Heineken NV	9,398	951,036
MGP Ingredients, Inc.	499	40,953

12

	Shares/ Principal Amount	Value
Molson Coors Brewing Co., Class B	18,642	$1,249,014
Monster Beverage Corp.(1)	10,725	643,714
PepsiCo, Inc.	10,082	1,159,430
Treasury Wine Estates Ltd.	120,210	1,645,090
		12,035,969
Biotechnology — 1.5%
AbbVie, Inc.	24,888	2,295,420
ACADIA Pharmaceuticals, Inc.(1)	1,554	23,450
Acceleron Pharma, Inc.(1)	731	31,842
Adamas Pharmaceuticals, Inc.(1)	953	22,662
Aimmune Therapeutics, Inc.(1)	1,214	35,109
Alder Biopharmaceuticals, Inc.(1)	1,766	33,466
Alexion Pharmaceuticals, Inc.(1)	8,860	1,178,026
Amgen, Inc.	13,864	2,724,969
Amicus Therapeutics, Inc.(1)	3,511	51,085
AnaptysBio, Inc.(1)	311	24,358
Arena Pharmaceuticals, Inc.(1)	1,092	42,140
Array BioPharma, Inc.(1)	24,723	380,487
Biogen, Inc.(1)	10,348	3,460,061
BioMarin Pharmaceutical, Inc.(1)	4,818	484,498
Blueprint Medicines Corp.(1)	588	35,010
Celgene Corp.(1)	9,599	864,774
Clovis Oncology, Inc.(1)	684	30,192
CSL Ltd.	12,760	1,863,870
Esperion Therapeutics, Inc.(1)	288	12,943
Exelixis, Inc.(1)	16,731	346,332
FibroGen, Inc.(1)	916	57,800
Flexion Therapeutics, Inc.(1)	1,281	30,565
Galapagos NV(1)	1,077	118,660
Genomic Health, Inc.(1)	561	30,114
Global Blood Therapeutics, Inc.(1)	610	25,498
Heron Therapeutics, Inc.(1)	1,311	49,097
Immunomedics, Inc.(1)	16,708	399,822
Insmed, Inc.(1)	1,320	32,828
Ionis Pharmaceuticals, Inc.(1)	1,465	63,991
Loxo Oncology, Inc.(1)	279	46,758
Madrigal Pharmaceuticals, Inc.(1)	79	20,305
Medy-Tox, Inc.	467	299,658
Neurocrine Biosciences, Inc.(1)	4,396	441,754
PeptiDream, Inc.(1)	2,500	97,147
Portola Pharmaceuticals, Inc.(1)	834	29,857
Puma Biotechnology, Inc.(1)	364	17,527
Sage Therapeutics, Inc.(1)	2,166	312,597
Seegene, Inc.(1)	9,957	232,314
Spark Therapeutics, Inc.(1)	451	34,601
Ultragenyx Pharmaceutical, Inc.(1)	568	44,934
13

	Shares/ Principal Amount	Value
Vertex Pharmaceuticals, Inc.(1)	6,305	$1,103,690
		17,430,211
Building Products — 0.4%
Allegion plc	7,517	612,936
Apogee Enterprises, Inc.	851	43,197
CSW Industrials, Inc.(1)	2,037	110,507
Daikin Industries Ltd.	6,000	714,752
Fortune Brands Home & Security, Inc.	7,710	447,180
Gibraltar Industries, Inc.(1)	956	41,538
Johnson Controls International plc	80,453	3,017,792
Masonite International Corp.(1)	911	62,176
		5,050,078
Capital Markets — 1.8%
Affiliated Managers Group, Inc.	4,750	760,047
Ameriprise Financial, Inc.	14,052	2,046,955
Ares Management LP	7,400	157,990
AURELIUS Equity Opportunities SE & Co. KGaA	3,340	206,217
Bank of New York Mellon Corp. (The)	34,390	1,838,833
BGC Partners, Inc., Class A	4,990	53,593
Brookfield Asset Management, Inc., Class A	5,218	220,176
Burford Capital Ltd.	18,585	448,357
Cboe Global Markets, Inc.	7,926	769,852
Charles Schwab Corp. (The)	16,290	831,767
Credit Suisse Group AG	46,800	754,831
Deutsche Boerse AG	7,170	944,904
Donnelley Financial Solutions, Inc.(1)	5,999	124,779
Euronext NV	1,430	88,876
Evercore, Inc., Class A	11,380	1,285,940
Greenhill & Co., Inc.	2,305	75,373
Hamilton Lane, Inc., Class A	2,051	100,437
Houlihan Lokey, Inc.	1,781	87,554
IG Group Holdings plc	19,040	230,042
Intermediate Capital Group plc	12,440	173,405
Invesco Ltd.	123,402	3,330,620
Julius Baer Group Ltd.	8,690	477,790
London Stock Exchange Group plc	24,720	1,426,661
LPL Financial Holdings, Inc.	5,688	377,058
Northern Trust Corp.	13,206	1,442,359
S&P Global, Inc.	7,381	1,479,448
Sanne Group plc	6,040	55,970
SEI Investments Co.	13,652	818,301
		20,608,135
Chemicals — 0.9%
Air Products & Chemicals, Inc.	3,173	520,911
Akzo Nobel NV	4,350	402,356
Arkema SA	1,830	229,505
Chr Hansen Holding A/S	9,860	1,020,883

14

	Shares/ Principal Amount	Value
DowDuPont, Inc.	15,840	$1,089,317
Eastman Chemical Co.	10,949	1,134,535
Ferro Corp.(1)	3,052	68,731
FMC Corp.	3,495	314,131
Ingevity Corp.(1)	1,333	132,860
Innophos Holdings, Inc.	2,988	134,998
KH Neochem Co. Ltd.	3,000	96,588
KMG Chemicals, Inc.	1,642	117,896
Kraton Corp.(1)	956	45,974
LyondellBasell Industries NV, Class A	8,753	969,745
Mexichem SAB de CV	196,255	686,765
Minerals Technologies, Inc.	2,118	160,121
PolyOne Corp.	851	38,167
Scotts Miracle-Gro Co. (The)	29	2,303
Sumitomo Bakelite Co. Ltd.	4,000	40,245
Symrise AG	11,040	997,656
Tokai Carbon Co. Ltd.	12,500	229,285
Umicore SA	25,050	1,464,611
Valvoline, Inc.	14,078	318,022
WR Grace & Co.	2,338	172,685
		10,388,290
Commercial Services and Supplies — 0.2%
Advanced Disposal Services, Inc.(1)	3,560	87,576
Brink's Co. (The)	1,778	141,973
Ceco Environmental Corp.	5,182	35,601
Charah Solutions, Inc.(1)	11,297	85,518
Cleanaway Waste Management Ltd.	32,640	45,590
Deluxe Corp.	1,458	85,920
Healthcare Services Group, Inc.	2,486	100,087
HomeServe plc	10,000	132,830
LSC Communications, Inc.	1,264	18,985
MSA Safety, Inc.	5,007	505,106
Multi-Color Corp.	426	28,265
Pitney Bowes, Inc.	9,548	83,354
Republic Services, Inc.	7,159	518,884
		1,869,689
Communications Equipment — 0.7%
Arista Networks, Inc.(1)	786	201,004
Cisco Systems, Inc.	107,881	4,562,287
F5 Networks, Inc.(1)	503	86,204
Lumentum Holdings, Inc.(1)	454	23,722
Palo Alto Networks, Inc.(1)	12,935	2,564,493
Quantenna Communications, Inc.(1)	3,561	56,727
Telefonaktiebolaget LM Ericsson, B Shares	77,610	607,962
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H Shares(1)	85,000	327,587
		8,429,986

15

	Shares/ Principal Amount	Value
Construction and Engineering — 0.2%
Dycom Industries, Inc.(1)	2,224	$198,292
Granite Construction, Inc.	1,552	83,730
Hazama Ando Corp.	36,300	287,634
Jacobs Engineering Group, Inc.	10,413	704,231
Larsen & Toubro Ltd.	22,822	433,339
SHO-BOND Holdings Co. Ltd.	1,600	111,756
Valmont Industries, Inc.	218	30,444
		1,849,426
Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., H Shares	104,500	669,014
Buzzi Unicem SpA	29,078	361,785
China Resources Cement Holdings Ltd.	74,000	84,286
CRH plc	32,720	1,120,286
Summit Materials, Inc., Class A(1)	4,421	110,967
Taiwan Cement Corp.	270,600	347,818
Vulcan Materials Co.	5,453	610,736
		3,304,892
Consumer Finance — 0.6%
American Express Co.	31,290	3,113,981
Bharat Financial Inclusion Ltd.(1)	38,188	676,247
Discover Financial Services	18,629	1,330,297
Green Dot Corp., Class A(1)	1,146	90,900
Synchrony Financial	41,870	1,211,718
		6,423,143
Containers and Packaging — 0.5%
Ball Corp.	15,847	617,558
Bemis Co., Inc.	15,319	703,295
Graphic Packaging Holding Co.	77,181	1,121,440
RPC Group plc	11,589	123,940
Sealed Air Corp.	13,825	609,268
Silgan Holdings, Inc.	9,436	259,584
Sonoco Products Co.	13,469	751,840
WestRock Co.	30,364	1,760,505
		5,947,430
Distributors — 0.1%
Genuine Parts Co.	6,447	627,357
LKQ Corp.(1)	27,463	920,560
Pool Corp.	440	67,430
		1,615,347
Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(1)	666	71,255
Cambium Learning Group, Inc.(1)	650	7,709
Chegg, Inc.(1)	2,441	67,616
Graham Holdings Co., Class B	121	67,639
Grand Canyon Education, Inc.(1)	4,196	488,960
H&R Block, Inc.	57,606	1,449,367

16

	Shares/ Principal Amount	Value
New Oriental Education & Technology Group, Inc. ADR	5,738	$493,697
TAL Education Group ADR(1)	23,539	753,013
		3,399,256
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	6,152	1,217,296
Chailease Holding Co. Ltd.	153,000	499,772
Compass Diversified Holdings	15,018	261,313
		1,978,381
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	38,155	1,219,815
BT Group plc	341,408	1,046,348
Cellnex Telecom SA	30,686	814,896
Telekomunikasi Indonesia Persero Tbk PT	771,100	190,903
Verizon Communications, Inc.	56,120	2,898,037
Vonage Holdings Corp.(1)	2,118	27,132
		6,197,131
Electric Utilities — 0.5%
Edison International	23,663	1,576,666
Eversource Energy	18,178	1,103,768
Pinnacle West Capital Corp.	6,534	525,529
ROSSETI PJSC	64,261,130	789,150
Xcel Energy, Inc.	44,843	2,101,343
		6,096,456
Electrical Equipment — 0.6%
AMETEK, Inc.	9,733	757,227
AZZ, Inc.	716	38,807
Eaton Corp. plc	20,022	1,665,230
Emerson Electric Co.	11,416	825,149
Hubbell, Inc.	11,826	1,457,555
Rockwell Automation, Inc.	3,456	648,207
Signify NV	41,944	1,163,400
		6,555,575
Electronic Equipment, Instruments and Components — 0.8%
Anritsu Corp.	16,300	233,097
Avnet, Inc.	3,210	140,758
Belden, Inc.	2,555	165,436
CDW Corp.	19,265	1,619,994
Chroma ATE, Inc.	43,000	242,291
Coherent, Inc.(1)	589	93,097
Dolby Laboratories, Inc., Class A	11,300	728,285
Electrocomponents plc	20,670	194,688
FLIR Systems, Inc.	2,253	132,026
Hexagon AB, B Shares	15,240	929,345
Keyence Corp.	1,500	790,279
Keysight Technologies, Inc.(1)	8,241	477,978
Maruwa Co. Ltd.	1,700	130,296
National Instruments Corp.	859	37,633

17

	Shares/ Principal Amount	Value
OSI Systems, Inc.(1)	691	$55,114
Samsung Electro-Mechanics Co. Ltd.	936	128,437
Sunny Optical Technology Group Co. Ltd.	30,400	501,564
Taiyo Yuden Co. Ltd.	8,200	243,840
TDK Corp.	8,500	906,900
TE Connectivity Ltd.	15,214	1,423,574
Tech Data Corp.(1)	1,007	83,994
TTM Technologies, Inc.(1)	3,187	55,326
Vishay Precision Group, Inc.(1)	161	6,424
		9,320,376
Energy Equipment and Services — 0.9%
Baker Hughes a GE Co.	54,671	1,890,523
Basic Energy Services, Inc.(1)	1,064	12,002
Borr Drilling Ltd.(1)	6,301	29,818
C&J Energy Services, Inc.(1)	1,450	33,727
Dril-Quip, Inc.(1)	1,318	67,943
FTS International, Inc.(1)	1,163	13,956
Halliburton Co.	58,721	2,490,945
Helix Energy Solutions Group, Inc.(1)	1,232	12,332
Helmerich & Payne, Inc.	2,028	124,418
Keane Group, Inc.(1)	1,600	22,576
Liberty Oilfield Services, Inc., Class A(1)	1,208	23,677
National Oilwell Varco, Inc.	12,487	607,118
Petroleum Geo-Services ASA(1)	18,931	92,442
Schlumberger Ltd.	46,210	3,120,099
Tecnicas Reunidas SA	47,415	1,602,353
Trican Well Service Ltd.(1)	19,430	40,926
		10,184,855
Equity Real Estate Investment Trusts (REITs) — 2.8%
Agree Realty Corp.	3,127	166,481
Alexandria Real Estate Equities, Inc.	3,013	383,977
Allied Properties Real Estate Investment Trust	8,440	275,418
American Homes 4 Rent, Class A	17,705	391,989
American Tower Corp.	1,877	278,246
Americold Realty Trust	1,447	31,125
Armada Hoffler Properties, Inc.	1,278	19,298
AvalonBay Communities, Inc.	3,710	656,113
Boardwalk Real Estate Investment Trust	3,139	110,421
Brandywine Realty Trust	2,330	38,422
Camden Property Trust	1,598	147,959
CapitaLand Commercial Trust	161,100	207,092
CareTrust REIT, Inc.	4,115	69,585
Charter Hall Group	91,978	457,161
Columbia Property Trust, Inc.	13,276	307,738
Community Healthcare Trust, Inc.	1,924	57,720
CubeSmart	6,562	199,222
CyrusOne, Inc.	9,687	599,819

18

	Shares/ Principal Amount	Value
Derwent London plc	4,211	$172,613
Duke Realty Corp.	19,741	574,858
Empire State Realty Trust, Inc., Class A	11,705	195,122
EPR Properties	487	32,381
Equinix, Inc.	3,022	1,327,504
Equity Residential	10,590	692,904
Extra Space Storage, Inc.	2,084	195,833
First Industrial Realty Trust, Inc.	2,818	91,726
Gaming and Leisure Properties, Inc.	29,537	1,072,784
Gecina SA	3,984	679,703
GLP J-Reit	285	304,333
Goodman Group	81,389	582,306
Hammerson plc	23,012	157,606
HCP, Inc.	21,821	565,164
Highwoods Properties, Inc.	4,729	232,241
Host Hotels & Resorts, Inc.	48,279	1,010,962
Hudson Pacific Properties, Inc.	13,054	447,230
Inmobiliaria Colonial Socimi SA	32,864	354,128
Invesco Office J-Reit, Inc.	1,398	195,669
Invincible Investment Corp.	344	151,826
Invitation Homes, Inc.	14,361	331,883
Japan Hotel REIT Investment Corp.	440	322,282
Kimco Realty Corp.	54,666	912,375
Kite Realty Group Trust	8,009	135,112
Lexington Realty Trust	4,204	36,953
Link REIT	58,000	574,898
MedEquities Realty Trust, Inc.	6,602	73,942
Medical Properties Trust, Inc.	4,234	61,012
MGM Growth Properties LLC, Class A	17,323	524,887
Mid-America Apartment Communities, Inc.	2,367	238,546
Orix JREIT, Inc.	187	291,333
Park Hotels & Resorts, Inc.	41,077	1,284,889
Piedmont Office Realty Trust, Inc., Class A	24,506	484,729
PotlatchDeltic Corp.	24,148	1,128,919
Prologis, Inc.	10,994	721,426
PS Business Parks, Inc.	2,088	266,784
Regency Centers Corp.	5,905	375,735
Retail Properties of America, Inc., Class A	43,496	545,875
RLJ Lodging Trust	1,470	33,207
Sabra Health Care REIT, Inc.	11,480	248,083
Safestore Holdings plc	24,030	176,627
SBA Communications Corp.(1)	17,289	2,735,984
Segro plc	91,193	795,974
Senior Housing Properties Trust	5,444	97,121
Simon Property Group, Inc.	7,687	1,354,526
Spirit Realty Capital, Inc.	21,351	178,708
STORE Capital Corp.	8,744	240,023

19

	Shares/ Principal Amount	Value
Summit Hotel Properties, Inc.	2,606	$36,875
Sun Communities, Inc.	6,236	604,643
Taubman Centers, Inc.	2,873	178,270
UDR, Inc.	12,867	495,122
UNITE Group plc (The)	54,121	622,280
Urstadt Biddle Properties, Inc., Class A	1,050	23,373
Weingarten Realty Investors	14,514	438,613
Welltower, Inc.	4,096	256,410
Weyerhaeuser Co.	66,352	2,267,911
		32,530,009
Food and Staples Retailing — 0.8%
BIM Birlesik Magazalar AS	15,820	227,399
Casey's General Stores, Inc.	850	92,973
Cosmos Pharmaceutical Corp.	600	131,950
Costco Wholesale Corp.	1,681	367,652
CP ALL PCL	418,400	946,336
Future Retail Ltd.(1)	38,082	296,833
President Chain Store Corp.	38,000	417,685
Sysco Corp.	24,431	1,642,008
Tesco plc	253,730	866,885
US Foods Holding Corp.(1)	18,049	610,237
Wal-Mart de Mexico SAB de CV	119,448	348,710
Walgreens Boots Alliance, Inc.	12,086	817,255
Walmart, Inc.	18,950	1,690,908
X5 Retail Group NV GDR	8,124	217,723
		8,674,554
Food Products — 1.1%
a2 Milk Co. Ltd.(1)	6,900	49,213
Associated British Foods plc	9,850	317,398
Conagra Brands, Inc.	51,999	1,908,883
Danone SA	17,500	1,375,360
General Mills, Inc.	10,563	486,532
Hain Celestial Group, Inc. (The)(1)	1,713	48,718
Hostess Brands, Inc.(1)	4,859	68,075
J.M. Smucker Co. (The)	3,602	400,254
Kellogg Co.	16,973	1,205,592
Kerry Group plc, A Shares	5,590	592,876
Mondelez International, Inc., Class A	102,477	4,445,452
Nomad Foods Ltd.(1)	13,787	261,953
Orion Corp. / Republic of Korea	1,953	233,072
Orkla ASA	89,992	761,274
Pinnacle Foods, Inc.	6,434	427,346
Premium Brands Holdings Corp.	1,440	112,900
TreeHouse Foods, Inc.(1)	1,817	86,289
		12,781,187
Gas Utilities — 0.1%
Atmos Energy Corp.	3,796	348,739

20

	Shares/ Principal Amount	Value
China Gas Holdings Ltd.	144,000	$583,408
Rubis SCA	1,589	93,741
Spire, Inc.	5,347	382,845
		1,408,733
Health Care Equipment and Supplies — 2.2%
Abbott Laboratories	40,065	2,625,860
ABIOMED, Inc.(1)	1,130	400,619
Align Technology, Inc.(1)	2,355	839,911
Boston Scientific Corp.(1)	31,273	1,051,086
CONMED Corp.	416	30,784
Cutera, Inc.(1)	1,644	65,760
Edwards Lifesciences Corp.(1)	15,944	2,271,223
Elekta AB, B Shares	7,071	99,274
Haemonetics Corp.(1)	6,774	661,413
Heska Corp.(1)	105	10,526
Hill-Rom Holdings, Inc.	6,975	657,045
IDEXX Laboratories, Inc.(1)	3,756	919,957
Insulet Corp.(1)	1,107	92,058
Integer Holdings Corp.(1)	646	46,157
Intuitive Surgical, Inc.(1)	6,235	3,168,565
Masimo Corp.(1)	5,365	533,388
Medtronic plc	31,720	2,862,096
Merit Medical Systems, Inc.(1)	1,999	108,546
Nihon Kohden Corp.	3,100	83,450
Orthofix International NV(1)	320	19,357
Penumbra, Inc.(1)	2,460	349,935
Siemens Healthineers AG(1)	6,236	277,791
STERIS plc	9,599	1,098,798
Straumann Holding AG	500	388,830
Sysmex Corp.	10,800	1,020,936
Teleflex, Inc.	2,193	598,053
Terumo Corp.	6,300	345,383
Varian Medical Systems, Inc.(1)	4,214	486,506
Zimmer Biomet Holdings, Inc.	30,991	3,889,990
		25,003,297
Health Care Providers and Services — 1.8%
Alfresa Holdings Corp.	36,300	867,772
Amedisys, Inc.(1)	4,238	396,804
Amplifon SpA	10,920	244,660
Cardinal Health, Inc.	15,513	774,874
Cigna Corp.	6,231	1,117,966
Ensign Group, Inc. (The)	1,889	68,136
Express Scripts Holding Co.(1)	13,929	1,106,798
HCA Healthcare, Inc.	4,197	521,393
HealthEquity, Inc.(1)	738	55,719
Henry Schein, Inc.(1)	18,066	1,434,621
LifePoint Health, Inc.(1)	3,455	223,884

21

	Shares/ Principal Amount	Value
McKesson Corp.	11,944	$1,500,167
NMC Health plc	16,316	812,935
PetIQ, Inc.(1)	2,974	81,488
Premier, Inc., Class A(1)	980	36,652
Quest Diagnostics, Inc.	16,699	1,798,816
Suzuken Co. Ltd.	30,000	1,310,647
Tivity Health, Inc.(1)	11,599	390,886
Toho Holdings Co. Ltd.	54,600	1,341,867
UnitedHealth Group, Inc.	15,565	3,941,369
WellCare Health Plans, Inc.(1)	10,590	2,831,978
		20,859,432
Health Care Technology — 0.2%
athenahealth, Inc.(1)	82	12,358
Cerner Corp.(1)	25,320	1,571,866
Cotiviti Holdings, Inc.(1)	3,946	176,150
HealthStream, Inc.	639	17,943
Inspire Medical Systems, Inc.(1)	693	31,046
Teladoc, Inc.(1)	2,151	128,737
Vocera Communications, Inc.(1)	3,415	103,065
		2,041,165
Hotels, Restaurants and Leisure — 1.4%
Accor SA	14,890	767,504
Aristocrat Leisure Ltd.	31,240	747,354
Carnival Corp.	5,510	326,412
Carnival plc	12,670	735,878
Chipotle Mexican Grill, Inc.(1)	1,007	436,696
Churchill Downs, Inc.	397	113,522
Compass Group plc	37,875	815,042
Corporate Travel Management Ltd.	10,540	224,662
Dalata Hotel Group plc(1)	15,950	126,828
Darden Restaurants, Inc.	3,535	378,033
Domino's Pizza, Inc.	1,709	448,886
GreenTree Hospitality Group Ltd. ADR(1)	5,326	89,477
Hilton Grand Vacations, Inc.(1)	1,186	41,024
Hilton Worldwide Holdings, Inc.	5,125	403,132
Huazhu Group Ltd. ADR	27,449	1,098,234
Las Vegas Sands Corp.	32,446	2,332,867
Marriott International, Inc., Class A	12,189	1,558,242
McDonald's Corp.	3,490	549,815
Melco International Development Ltd.	78,000	221,109
Minor International PCL	269,100	307,358
Planet Fitness, Inc., Class A(1)	15,208	722,684
Red Robin Gourmet Burgers, Inc.(1)	1,769	83,674
Red Rock Resorts, Inc., Class A	2,071	73,189
Round One Corp.	9,900	146,975
Royal Caribbean Cruises Ltd.	14,921	1,682,492
Ruth's Hospitality Group, Inc.	138	3,995

22

	Shares/ Principal Amount	Value
Texas Roadhouse, Inc.	1,756	$110,347
TKP Corp.(1)	2,800	99,665
Vail Resorts, Inc.	5,948	1,646,823
Wynn Resorts Ltd.	704	117,413
Yum! Brands, Inc.	4,687	371,632
		16,780,964
Household Durables — 0.4%
Cairn Homes plc(1)	86,045	171,048
Cavco Industries, Inc.(1)	411	87,317
Garmin Ltd.	2,645	165,180
Haier Electronics Group Co. Ltd.	71,000	207,146
Haseko Corp.	89,900	1,189,126
Helen of Troy Ltd.(1)	781	89,464
Iida Group Holdings Co. Ltd.	65,900	1,290,123
Installed Building Products, Inc.(1)	681	37,183
Mohawk Industries, Inc.(1)	1,051	197,966
Neinor Homes SA(1)	4,487	84,999
PlayAGS, Inc.(1)	4,160	118,768
Pressance Corp.	11,300	171,600
PulteGroup, Inc.	24,729	704,529
Token Corp.	7,300	561,463
TopBuild Corp.(1)	618	45,905
		5,121,817
Household Products — 0.5%
Central Garden & Pet Co., Class A(1)	1,902	76,308
Church & Dwight Co., Inc.	4,884	273,015
Kimberly-Clark Corp.	17,674	2,012,362
Pigeon Corp.	3,600	172,893
Procter & Gamble Co. (The)	33,525	2,711,502
Spectrum Brands Holdings, Inc.(1)	2,308	201,650
		5,447,730
Independent Power and Renewable Electricity Producers†
NRG Energy, Inc.	12,533	396,920
Industrial Conglomerates — 0.3%
General Electric Co.	35,810	488,090
Honeywell International, Inc.	13,841	2,209,716
Rheinmetall AG	786	94,944
Siemens AG	6,410	905,161
		3,697,911
Insurance — 1.6%
Aegon NV	340,179	2,244,322
Aflac, Inc.	30,422	1,415,840
AIA Group Ltd.	200,800	1,752,416
AMERISAFE, Inc.	1,931	121,267
Arthur J. Gallagher & Co.	7,083	505,372
Aspen Insurance Holdings Ltd.	2,410	97,484
Aviva plc	89,858	589,715

23

	Shares/ Principal Amount	Value
Beazley plc	12,309	$90,636
Brown & Brown, Inc.	13,110	383,599
Chubb Ltd.	23,507	3,284,398
Discovery Ltd.	24,926	321,809
Goosehead Insurance, Inc., Class A(1)	1,629	44,260
Hanover Insurance Group, Inc. (The)	601	75,377
Hartford Financial Services Group, Inc. (The)	26,790	1,411,833
James River Group Holdings Ltd.	2,990	123,756
Japan Post Holdings Co. Ltd.	91,300	1,005,962
Kemper Corp.	1,204	96,079
Kinsale Capital Group, Inc.	1,709	101,216
MetLife, Inc.	4,800	219,552
NN Group NV	40,621	1,796,456
Ping An Insurance Group Co. of China Ltd., H Shares	59,500	551,863
ProAssurance Corp.	9,117	376,532
Progressive Corp. (The)	12,074	724,561
Reinsurance Group of America, Inc.	3,734	528,361
RenaissanceRe Holdings Ltd.	1,392	183,535
RLI Corp.	152	11,364
Torchmark Corp.	6,120	538,988
Travelers Cos., Inc. (The)	1,334	173,607
Trupanion, Inc.(1)	1,649	68,598
WMIH Corp.(1)	1,055	1,509
		18,840,267
Internet and Direct Marketing Retail — 1.7%
Amazon.com, Inc.(1)	7,807	13,876,474
ASOS plc(1)	13,366	1,064,893
Expedia Group, Inc.	2,395	320,547
GS Home Shopping, Inc.	4,257	756,529
Netflix, Inc.(1)	3,922	1,323,479
Nutrisystem, Inc.	1,997	79,880
Shutterfly, Inc.(1)	1,204	99,041
Start Today Co. Ltd.	31,700	1,271,515
Zalando SE(1)	14,913	855,534
		19,647,892
Internet Software and Services — 3.2%
2U, Inc.(1)	1,241	93,894
Akamai Technologies, Inc.(1)	7,954	598,618
Alibaba Group Holding Ltd. ADR(1)	15,550	2,911,427
Alphabet, Inc., Class A(1)	12,882	15,809,048
Baozun, Inc. ADR(1)	2,078	120,212
Coupa Software, Inc.(1)	523	32,065
eBay, Inc.(1)	15,820	529,179
Etsy, Inc.(1)	2,140	87,440
EverQuote, Inc., Class A(1)	1,881	28,497
Facebook, Inc., Class A(1)	51,183	8,833,162
Five9, Inc.(1)	3,346	106,738

24

	Shares/ Principal Amount	Value
Just Eat plc(1)	35,767	$372,282
LogMeIn, Inc.	8,386	679,685
Match Group, Inc.(1)	4,611	166,549
Mimecast Ltd.(1)	164	5,889
NEXTDC Ltd.(1)	43,260	231,730
Q2 Holdings, Inc.(1)	676	39,985
QuinStreet, Inc.(1)	1,620	21,481
Scout24 AG	4,110	213,868
Spotify Technology SA(1)	1,580	288,872
SPS Commerce, Inc.(1)	1,071	91,881
Stamps.com, Inc.(1)	177	46,197
Tencent Holdings Ltd.	71,800	3,249,229
Twitter, Inc.(1)	25,628	816,764
VeriSign, Inc.(1)	2,441	354,507
Yandex NV, A Shares(1)	33,529	1,205,703
		36,934,902
IT Services — 1.8%
Accenture plc, Class A	1,348	214,777
Acxiom Corp.(1)	2,165	87,769
Afterpay Touch Group Ltd.(1)	2,490	26,232
Amadeus IT Group SA	12,050	1,028,619
Booz Allen Hamilton Holding Corp.	22,515	1,064,284
CSG Systems International, Inc.	2,769	112,615
DXC Technology Co.	2,031	172,107
EVERTEC, Inc.	4,400	102,520
Evo Payments, Inc., Class A(1)	1,559	32,973
Fiserv, Inc.(1)	8,556	645,807
FleetCor Technologies, Inc.(1)	6,012	1,304,604
GDS Holdings Ltd. ADR(1)	5,257	114,760
GreenSky, Inc., Class A(1)	3,416	59,097
International Business Machines Corp.	13,172	1,909,018
InterXion Holding NV(1)	22,241	1,442,996
Keywords Studios plc	8,050	192,936
Leidos Holdings, Inc.	8,373	572,881
MasterCard, Inc., Class A	499	98,802
Pagseguro Digital Ltd., Class A(1)	12,234	329,339
PayPal Holdings, Inc.(1)	20,734	1,703,091
Presidio, Inc.(1)	5,500	76,780
Science Applications International Corp.	833	70,280
Solutions 30 SE(1)	3,148	166,754
Syntel, Inc.(1)	4,337	176,039
Tata Consultancy Services Ltd.	4,415	124,894
Teradata Corp.(1)	4,758	182,184
Total System Services, Inc.	9,132	835,943
Unisys Corp.(1)	1,276	16,397
Visa, Inc., Class A	45,503	6,222,080
Wirecard AG	4,190	782,707

25

	Shares/ Principal Amount	Value
Worldline SA(1)	2,170	$129,412
Worldpay, Inc., Class A(1)	11,302	928,911
		20,927,608
Leisure Products†
BRP, Inc.	5,451	254,270
Brunswick Corp.	468	30,092
Malibu Boats, Inc., Class A(1)	2,157	81,082
MCBC Holdings, Inc.(1)	580	14,477
Trigano SA	1,100	158,213
		538,134
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	18,339	1,211,108
Bio-Techne Corp.	2,722	437,262
Eurofins Scientific SE	1,243	678,204
Illumina, Inc.(1)	2,730	885,503
Lonza Group AG	6,230	1,920,940
Mettler-Toledo International, Inc.(1)	521	308,698
PRA Health Sciences, Inc.(1)	988	103,878
Siegfried Holding AG	270	116,573
		5,662,166
Machinery — 1.5%
Actuant Corp., Class A	664	18,957
Ashok Leyland Ltd.	160,301	263,638
Atlas Copco AB, B Shares	42,331	1,109,432
Biesse SpA	2,260	93,236
Caterpillar, Inc.	14,905	2,143,339
Chart Industries, Inc.(1)	1,637	127,833
Cummins, Inc.	11,271	1,609,612
Danieli & C Officine Meccaniche SpA	15,946	279,697
Doosan Infracore Co. Ltd.(1)	60,409	542,717
EnPro Industries, Inc.	2,356	179,975
Epiroc AB, A Shares(1)	62,223	745,010
Evoqua Water Technologies Corp.(1)	15,791	336,980
Georg Fischer AG	200	258,143
Global Brass & Copper Holdings, Inc.	3,831	126,231
Graham Corp.	785	20,905
Hyster-Yale Materials Handling, Inc.	75	4,932
Hyundai Heavy Industries Co. Ltd.(1)	2,341	222,873
Hyundai Mipo Dockyard Co. Ltd.(1)	11,153	932,200
IMA Industria Macchine Automatiche SpA	1,590	133,867
IMI plc	38,257	623,660
Ingersoll-Rand plc	34,109	3,360,078
ITT, Inc.	1,443	81,775
John Bean Technologies Corp.	672	74,323
Jungheinrich AG, Preference Shares	1,190	43,805
Kadant, Inc.	886	85,588
Kennametal, Inc.	2,030	79,089

26

	Shares/ Principal Amount	Value
Komatsu Ltd.	33,300	$975,934
Lydall, Inc.(1)	72	3,341
Milacron Holdings Corp.(1)	5,157	107,523
Oshkosh Corp.	8,577	645,419
PACCAR, Inc.	5,354	351,865
Parker-Hannifin Corp.	194	32,796
REV Group, Inc.	4,522	77,643
Toro Co. (The)	5,859	352,653
Tsubaki Nakashima Co. Ltd.	5,700	134,630
WABCO Holdings, Inc.(1)	9,949	1,250,390
Weir Group plc (The)	19,460	497,690
		17,927,779
Marine — 0.1%
D/S Norden A/S(1)	45,929	846,860
Sinotrans Shipping Ltd.	2,158,500	563,753
		1,410,613
Media — 0.6%
Cable One, Inc.	89	64,423
CBS Corp., Class B	6,494	342,039
CyberAgent, Inc.	13,300	698,216
Entertainment One Ltd.	68,104	320,373
Entravision Communications Corp., Class A	26,943	130,674
Liberty Media Corp-Liberty Formula One, Class C(1)	6,615	233,179
Naspers Ltd., N Shares	3,870	952,841
Nippon Television Holdings, Inc.	113,900	1,832,546
Townsquare Media, Inc., Class A	1,342	8,696
tronc, Inc.(1)	1,357	21,223
TV Asahi Holdings Corp.	47,900	957,443
Vivendi SA	21,220	550,862
Walt Disney Co. (The)	1,760	199,866
World Wrestling Entertainment, Inc., Class A	1,487	117,637
		6,430,018
Metals and Mining — 0.2%
AMG Advanced Metallurgical Group NV	3,540	209,459
First Quantum Minerals Ltd.	47,120	734,954
KAZ Minerals plc(1)	9,490	105,428
Kirkland Lake Gold Ltd.	11,080	242,153
Largo Resources Ltd.(1)	89,720	131,043
MMG Ltd.(1)	364,000	222,136
Sandfire Resources NL	13,530	74,185
SSAB AB, A Shares	21,530	106,145
Trevali Mining Corp.(1)	111,130	68,343
Vale SA ADR	23,195	340,039
		2,233,885
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	1,716	32,604
Starwood Property Trust, Inc.	7,916	180,801

27

	Shares/ Principal Amount	Value
Two Harbors Investment Corp.	1,566	$24,273
		237,678
Multi-Utilities — 0.1%
Ameren Corp.	7,149	443,667
NorthWestern Corp.	13,624	808,312
		1,251,979
Multiline Retail — 0.9%
B&M European Value Retail SA	185,201	1,003,214
Dollar Tree, Inc.(1)	11,871	1,083,585
Dollarama, Inc.	23,050	832,802
Don Quijote Holdings Co. Ltd.	11,300	527,532
Kohl's Corp.	20,698	1,528,961
Lojas Renner SA	30,700	251,110
Macy's, Inc.	31,960	1,269,771
Magazine Luiza SA	37,000	1,296,326
Ryohin Keikaku Co. Ltd.	900	288,557
SACI Falabella	60,213	560,818
Target Corp.	24,100	1,944,388
		10,587,064
Oil, Gas and Consumable Fuels — 3.2%
Aker BP ASA	3,580	127,985
Anadarko Petroleum Corp.	19,355	1,415,818
Ardmore Shipping Corp.(1)	3,894	26,285
Callon Petroleum Co.(1)	7,336	78,935
Chevron Corp.	40,983	5,174,923
Cimarex Energy Co.	6,853	675,706
CNOOC Ltd.	514,000	859,172
CNOOC Ltd. ADR	3,103	521,304
Comstock Resources, Inc.(1)	193	1,756
Concho Resources, Inc.(1)	9,896	1,443,332
ConocoPhillips	3,290	237,439
Continental Resources, Inc.(1)	3,014	192,504
Delek US Holdings, Inc.	1,484	79,127
Devon Energy Corp.	18,535	834,260
Earthstone Energy, Inc., Class A(1)	2,503	24,379
Eni SpA	106,258	2,045,698
EQT Corp.	34,923	1,734,975
Extraction Oil & Gas, Inc.(1)	4,026	60,873
Exxon Mobil Corp.	13,428	1,094,516
Gazprom PJSC ADR	340,983	1,528,627
HollyFrontier Corp.	18,025	1,344,305
Imperial Oil Ltd.	14,136	484,113
Kelt Exploration Ltd.(1)	13,290	101,551
Lundin Petroleum AB	24,820	818,870
Marathon Petroleum Corp.	22,556	1,823,202
Neste Oyj	10,120	835,704
Noble Energy, Inc.	47,625	1,718,786

28

	Shares/ Principal Amount	Value
Novatek PJSC GDR	4,314	$686,357
Occidental Petroleum Corp.	1,379	115,740
Parex Resources, Inc.(1)	9,716	171,487
PBF Energy, Inc., Class A	3,498	163,357
Phillips 66	14,039	1,731,570
Royal Dutch Shell plc, A Shares	44,805	1,537,203
Royal Dutch Shell plc, Class B ADR	14,560	1,034,342
Saras SpA	509,247	1,220,750
Surgutneftegas PJSC, Preference Shares	2,569,841	1,421,205
TOTAL SA	7,434	485,588
TOTAL SA ADR	42,532	2,775,213
United Tractors Tbk PT	131,900	322,432
WildHorse Resource Development Corp.(1)	936	20,527
		36,969,916
Paper and Forest Products — 0.1%
Ence Energia y Celulosa SA	16,830	158,819
Louisiana-Pacific Corp.	17,609	474,034
		632,853
Personal Products — 0.5%
Cosmax, Inc.	2,739	332,994
Edgewell Personal Care Co.(1)	18,682	1,006,212
Estee Lauder Cos., Inc. (The), Class A	4,693	633,273
Godrej Consumer Products Ltd.	25,501	489,636
Kose Corp.	700	133,909
Medifast, Inc.	1,185	203,441
Shiseido Co. Ltd.	16,300	1,196,825
Unilever NV CVA	26,310	1,514,898
		5,511,188
Pharmaceuticals — 2.2%
Aerie Pharmaceuticals, Inc.(1)	738	49,852
Allergan plc	12,587	2,317,141
AstraZeneca plc	18,540	1,427,228
Bristol-Myers Squibb Co.	22,620	1,328,925
Catalent, Inc.(1)	3,230	134,691
Dechra Pharmaceuticals plc	4,880	191,261
Eli Lilly & Co.	1,081	106,814
Hikma Pharmaceuticals plc	8,650	186,312
Horizon Pharma plc(1)	2,981	52,555
Jazz Pharmaceuticals plc(1)	3,709	641,954
Johnson & Johnson	40,461	5,361,892
Medicines Co. (The)(1)	1,029	40,882
Merck & Co., Inc.	30,089	1,981,962
Optinose, Inc.(1)	1,564	31,827
Pfizer, Inc.	152,268	6,080,061
Roche Holding AG	2,770	679,946
Sanofi ADR	83,208	3,607,899

29

	Shares/ Principal Amount	Value
Zoetis, Inc.	11,828	$1,022,885
		25,244,087
Professional Services — 0.7%
ASGN, Inc.(1)	969	87,501
Capita plc	621,300	1,321,089
Dun & Bradstreet Corp. (The)	1,270	159,880
Huron Consulting Group, Inc.(1)	1,398	61,023
IHS Markit Ltd.(1)	14,491	768,458
InnerWorkings, Inc.(1)	12,177	107,888
Insperity, Inc.	1,735	164,998
Intertek Group plc	13,997	1,080,259
Kforce, Inc.	966	36,515
Outsourcing, Inc.	11,200	240,697
Recruit Holdings Co. Ltd.	32,300	882,498
Robert Half International, Inc.	22,293	1,688,918
Teleperformance	1,066	195,455
TransUnion	4,869	352,516
TrueBlue, Inc.(1)	179	4,842
Trust Tech, Inc.	2,600	106,962
Verisk Analytics, Inc.(1)	9,827	1,087,063
		8,346,562
Real Estate Management and Development — 0.7%
Aroundtown SA	91,766	766,169
Ayala Land, Inc.	560,900	431,462
CapitaLand Ltd.	73,200	173,678
Central Pattana PCL	68,900	156,873
China Resources Land Ltd.	70,000	255,955
CIFI Holdings Group Co. Ltd.	340,000	220,918
CK Asset Holdings Ltd.	24,500	187,440
Colliers International Group, Inc.	2,380	194,593
Corp. Inmobiliaria Vesta SAB de CV	91,083	141,723
Country Garden Holdings Co. Ltd.	59,000	91,405
FirstService Corp.	992	82,305
Godrej Properties Ltd.(1)	6,017	62,704
Jones Lang LaSalle, Inc.	6,288	1,075,311
KWG Property Holding Ltd.	289,000	328,432
Longfor Group Holdings Ltd.	94,500	265,475
Mitsui Fudosan Co. Ltd.	22,900	546,004
New World Development Co. Ltd.	80,000	113,950
Newmark Group, Inc., Class A	398	5,548
Relo Group, Inc.	7,800	211,018
Shimao Property Holdings Ltd.	91,000	257,961
Sumitomo Realty & Development Co. Ltd.	15,000	548,406
Sun Hung Kai Properties Ltd.	26,500	415,273
Swire Properties Ltd.	52,600	207,075
Tateru, Inc.	9,300	154,868
VGP NV	1,385	103,975

30

	Shares/ Principal Amount	Value
Vonovia SE	15,951	$772,392
Wharf Real Estate Investment Co. Ltd.	50,000	364,057
		8,134,970
Road and Rail — 0.5%
ArcBest Corp.	711	33,097
Canadian Pacific Railway Ltd.	3,116	618,027
CJ Logistics Corp.(1)	3,151	425,335
DSV A/S	8,605	721,612
Heartland Express, Inc.	31,725	608,803
Localiza Rent a Car SA	166,600	1,026,241
Norfolk Southern Corp.	1,852	312,988
Ryder System, Inc.	3,269	255,963
Saia, Inc.(1)	694	52,293
Sankyu, Inc.	700	37,625
Seino Holdings Co. Ltd.	9,900	172,563
Union Pacific Corp.	13,845	2,075,227
		6,339,774
Semiconductors and Semiconductor Equipment — 2.7%
Applied Materials, Inc.	96,990	4,716,624
ASML Holding NV	11,196	2,402,390
Broadcom, Inc.	15,894	3,524,812
Cypress Semiconductor Corp.	2,120	37,757
Entegris, Inc.	2,608	91,671
Globalwafers Co. Ltd.	35,000	591,069
Infineon Technologies AG	29,980	794,394
Integrated Device Technology, Inc.(1)	1,912	65,830
Intel Corp.	99,385	4,780,418
Kulicke & Soffa Industries, Inc.	1,119	29,497
Lam Research Corp.	10,570	2,015,065
Marvell Technology Group Ltd.	30,618	652,470
Maxim Integrated Products, Inc.	22,837	1,396,254
Microchip Technology, Inc.	20,223	1,889,435
MKS Instruments, Inc.	1,314	123,910
Monolithic Power Systems, Inc.	927	122,994
NVIDIA Corp.	378	92,557
NXP Semiconductors NV(1)	508	48,433
ON Semiconductor Corp.(1)	4,171	91,971
Powertech Technology, Inc.	73,000	206,262
QUALCOMM, Inc.	13,124	841,117
Rohm Co. Ltd.	7,600	645,709
Semtech Corp.(1)	2,226	105,624
SK Hynix, Inc.	7,756	598,349
Skyworks Solutions, Inc.	7,196	680,598
SOITEC(1)	1,800	154,389
SUMCO Corp.	4,700	100,166
Taiwan Semiconductor Manufacturing Co. Ltd.	280,500	2,253,969
Teradyne, Inc.	11,676	504,987
31

	Shares/ Principal Amount	Value
Texas Instruments, Inc.	3,824	$425,688
Xilinx, Inc.	12,709	915,938
		30,900,347
Software — 3.1%
Activision Blizzard, Inc.	20,744	1,523,024
Adobe Systems, Inc.(1)	11,080	2,711,054
Autodesk, Inc.(1)	7,866	1,010,309
Avalara, Inc.(1)	541	20,742
Aveva Group plc	6,419	221,584
Bottomline Technologies de, Inc.(1)	2,779	149,788
Cadence Design Systems, Inc.(1)	4,495	198,185
CDK Global, Inc.	1,197	74,753
Electronic Arts, Inc.(1)	24,761	3,187,979
Fair Isaac Corp.(1)	307	61,848
Intuit, Inc.	595	121,523
Microsoft Corp.	141,408	15,000,561
Nice Ltd. ADR(1)	2,230	243,962
Oracle Corp. (New York)	64,669	3,083,418
Paylocity Holding Corp.(1)	1,889	109,562
Progress Software Corp.	998	36,716
RealPage, Inc.(1)	2,186	120,449
Red Hat, Inc.(1)	7,047	995,248
RingCentral, Inc., Class A(1)	1,361	100,374
salesforce.com, Inc.(1)	10,139	1,390,564
Sapiens International Corp. NV	880	9,082
ServiceNow, Inc.(1)	4,920	865,723
Splunk, Inc.(1)	14,006	1,345,977
Synopsys, Inc.(1)	4,924	440,353
Systena Corp.	7,100	86,674
Take-Two Interactive Software, Inc.(1)	9,948	1,124,323
Tyler Technologies, Inc.(1)	3,245	730,092
Ubisoft Entertainment SA(1)	9,650	1,065,682
Zendesk, Inc.(1)	1,808	98,482
Zynga, Inc., Class A(1)	7,322	27,750
		36,155,781
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	9,720	1,372,756
Asbury Automotive Group, Inc.(1)	2,573	180,882
At Home Group, Inc.(1)	1,091	39,571
AutoZone, Inc.(1)	2,962	2,089,780
Best Buy Co., Inc.	5,023	376,876
Boot Barn Holdings, Inc.(1)	3,458	80,883
Burlington Stores, Inc.(1)	8,036	1,227,981
Camping World Holdings, Inc., Class A	5,381	119,297
Conn's, Inc.(1)	1,779	60,308
Floor & Decor Holdings, Inc., Class A(1)	5,754	274,753
Fnac Darty SA(1)	1,440	130,836

32

	Shares/ Principal Amount	Value
Foschini Group Ltd. (The)	21,084	$275,729
Home Depot, Inc. (The)	1,111	219,445
Hotel Shilla Co. Ltd.	6,011	536,269
Kingfisher plc	624,403	2,431,634
MarineMax, Inc.(1)	944	17,700
Nextage Co. Ltd.	12,700	93,136
Nitori Holdings Co. Ltd.	3,900	588,235
O'Reilly Automotive, Inc.(1)	4,786	1,464,516
Penske Automotive Group, Inc.	1,273	66,451
Petrobras Distribuidora SA	49,900	260,847
RH(1)	546	74,180
Ross Stores, Inc.	27,675	2,419,625
Tailored Brands, Inc.	2,795	56,347
TJX Cos., Inc. (The)	16,140	1,569,776
		16,027,813
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	58,690	11,168,120
Cray, Inc.(1)	3,049	76,073
HP, Inc.	16,668	384,697
Immersion Corp.(1)	1,572	22,071
NetApp, Inc.	14,482	1,122,645
Samsung Electronics Co. Ltd.	41,126	1,700,333
Western Digital Corp.	10,242	718,476
		15,192,415
Textiles, Apparel and Luxury Goods — 0.9%
adidas AG	4,350	962,144
ANTA Sports Products Ltd.	115,000	586,058
Carter's, Inc.	1,967	206,201
Columbia Sportswear Co.	1,148	99,853
Deckers Outdoor Corp.(1)	14,812	1,671,238
G-III Apparel Group Ltd.(1)	1,864	85,185
Kering SA	1,540	821,164
Lululemon Athletica, Inc.(1)	4,667	559,807
Michael Kors Holdings Ltd.(1)	23,943	1,597,716
Oxford Industries, Inc.	235	21,648
Shenzhou International Group Holdings Ltd.	50,000	613,131
Swatch Group AG (The)	660	296,555
Tapestry, Inc.	49,988	2,355,435
VF Corp.	4,543	418,274
		10,294,409
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	40,746	532,550
Merchants Bancorp	65	1,593
NMI Holdings, Inc., Class A(1)	3,189	66,650
		600,793
Tobacco — 0.1%
Altria Group, Inc.	25,701	1,508,135

33

	Shares/ Principal Amount	Value
Trading Companies and Distributors — 0.6%
AerCap Holdings NV(1)	24,128	$1,354,305
Ashtead Group plc	4,310	132,432
Beacon Roofing Supply, Inc.(1)	1,367	57,523
Bunzl plc	30,570	908,823
DXP Enterprises, Inc.(1)	363	15,006
Ferguson plc	13,759	1,085,368
Foundation Building Materials, Inc.(1)	6,055	87,737
GMS, Inc.(1)	2,303	60,431
Howden Joinery Group plc	22,500	140,899
MonotaRO Co. Ltd.	15,000	752,582
MRC Global, Inc.(1)	4,707	106,614
MSC Industrial Direct Co., Inc., Class A	11,788	997,619
SiteOne Landscape Supply, Inc.(1)	1,359	121,168
United Rentals, Inc.(1)	7,466	1,110,941
Yamazen Corp.	38,500	392,868
		7,324,316
Transportation Infrastructure†
Airports of Thailand PCL	141,600	281,966
Water Utilities†
Connecticut Water Service, Inc.	408	26,283
SJW Group	863	55,819
		82,102
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Series L ADR	29,654	507,380
T-Mobile US, Inc.(1)	24,041	1,442,460
		1,949,840
TOTAL COMMON STOCKS (Cost $552,794,149)		724,371,738
CORPORATE BONDS — 10.0%
Aerospace and Defense — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(2)	$50,000	55,437
Bombardier, Inc., 5.75%, 3/15/22(2)	30,000	30,300
Bombardier, Inc., 6.00%, 10/15/22(2)	35,000	35,394
Bombardier, Inc., 7.50%, 3/15/25(2)	80,000	84,400
KLX, Inc., 5.875%, 12/1/22(2)	40,000	41,550
Lockheed Martin Corp., 3.55%, 1/15/26	290,000	288,260
Rockwell Collins, Inc., 4.35%, 4/15/47	50,000	49,339
TransDigm, Inc., 6.00%, 7/15/22	115,000	117,323
TransDigm, Inc., 6.375%, 6/15/26	50,000	50,375
United Technologies Corp., 6.05%, 6/1/36	140,000	162,577
		914,955
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	210,000	201,667
XPO Logistics, Inc., 6.50%, 6/15/22(2)	15,000	15,469
		217,136

34

		Shares/ Principal Amount	Value
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)		$85,000	$85,637
United Continental Holdings, Inc., 5.00%, 2/1/24		85,000	83,513
			169,150
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		12,000	12,315
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		130,000	129,350
Tenneco, Inc., 5.00%, 7/15/26		130,000	115,050
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		105,000	106,895
			363,610
Automobiles — 0.4%
American Honda Finance Corp., 2.125%, 10/10/18		24,000	23,987
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	12,049
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	58,595
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$50,000	50,813
Ford Motor Co., 4.35%, 12/8/26		30,000	28,907
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		850,000	896,911
General Motors Co., 4.20%, 10/1/27		80,000	76,947
General Motors Co., 5.00%, 4/1/35		70,000	66,840
General Motors Co., 5.15%, 4/1/38		160,000	154,222
General Motors Financial Co., Inc., 3.20%, 7/6/21		430,000	424,216
General Motors Financial Co., Inc., 5.25%, 3/1/26		200,000	207,426
Toyota Motor Credit Corp., MTN, VRN, 2.57%, 8/15/18, resets quarterly off the 3-month LIBOR plus 0.23%		2,500,000	2,500,478
			4,501,391
Banks — 1.3%
Akbank Turk AS, 5.00%, 10/24/22		130,000	120,269
Avi Funding Co. Ltd., 3.80%, 9/16/25(2)		255,000	249,697
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(3)		204,000	199,155
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	238,544
Bancolombia SA, VRN, 4.875%, 10/18/22(3)		$250,000	245,937
Banistmo SA, 3.65%, 9/19/22		280,000	270,200
Bank of America Corp., 4.10%, 7/24/23		110,000	112,094
Bank of America Corp., MTN, 4.20%, 8/26/24		360,000	362,007
Bank of America Corp., MTN, 4.00%, 1/22/25		250,000	247,161
Bank of America Corp., MTN, 5.00%, 1/21/44		250,000	268,596
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		80,000	80,418
Bank of America Corp., VRN, 3.00%, 12/20/22(3)		314,000	304,885
Bank of America Corp., VRN, 3.42%, 12/20/27(3)		42,000	39,428
Barclays Bank plc, 5.14%, 10/14/20		100,000	102,500
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	69,534
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	100,000	122,251
Branch Banking & Trust Co., 3.625%, 9/16/25		$100,000	98,610
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	200,000	240,184
Capital One Financial Corp., 3.75%, 7/28/26		$115,000	108,347
Citigroup, Inc., 2.75%, 4/25/22		580,000	561,950
Citigroup, Inc., 4.05%, 7/30/22		80,000	80,605

35

		Shares/ Principal Amount	Value
Citigroup, Inc., 4.45%, 9/29/27		$565,000	$558,859
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		340,000	320,859
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	282,247
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	150,000	189,441
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$250,000	249,983
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	150,000	183,382
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	399,000	515,636
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	60,000	83,499
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	285,000	366,101
Fifth Third BanCorp., 4.30%, 1/16/24		$120,000	121,896
Fifth Third Bank, 2.875%, 10/1/21		230,000	226,520
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25(3)	GBP	50,000	75,659
Huntington Bancshares, Inc., 2.30%, 1/14/22		$170,000	163,061
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	303,452
JPMorgan Chase & Co., 4.625%, 5/10/21		$80,000	82,687
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	129,219
JPMorgan Chase & Co., 3.875%, 9/10/24		1,210,000	1,199,635
JPMorgan Chase & Co., 3.125%, 1/23/25		320,000	306,913
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(3)		160,000	146,627
KEB Hana Bank, MTN, 4.375%, 9/30/24		204,000	200,745
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	300,000	423,763
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	202,584
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(3)		$459,000	459,722
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		160,000	163,474
Regions Financial Corp., 2.75%, 8/14/22		90,000	86,764
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	42,330
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	144,399
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(2)		$217,000	218,287
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(2)		250,000	235,115
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(2)(3)		150,000	119,958
US Bancorp, MTN, 3.60%, 9/11/24		310,000	307,817
Wells Fargo & Co., 3.07%, 1/24/23		170,000	165,884
Wells Fargo & Co., 4.125%, 8/15/23		300,000	301,924
Wells Fargo & Co., 3.00%, 4/22/26		220,000	205,664
Wells Fargo & Co., MTN, 2.60%, 7/22/20		280,000	277,077
Wells Fargo & Co., MTN, 3.55%, 9/29/25		110,000	107,442
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	198,079
Wells Fargo & Co., MTN, 4.65%, 11/4/44		175,000	172,331
Wells Fargo Bank N.A., MTN, 1.80%, 11/28/18		1,000,000	997,765
Woori Bank, MTN, 4.75%, 4/30/24		153,000	151,973
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(2)		130,000	111,819
Zenith Bank plc, 6.25%, 4/22/19(2)		250,000	252,695
			15,175,659
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		540,000	536,294
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		320,000	314,753

36

		Shares/ Principal Amount	Value
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		$370,000	$386,711
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	60,976
Constellation Brands, Inc., 4.75%, 12/1/25		$270,000	281,121
			1,579,855
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22		460,000	448,526
AbbVie, Inc., 3.60%, 5/14/25		70,000	68,304
AbbVie, Inc., 4.40%, 11/6/42		240,000	229,095
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		75,000	79,453
Amgen, Inc., 4.66%, 6/15/51		219,000	222,825
Biogen, Inc., 3.625%, 9/15/22		270,000	271,070
Celgene Corp., 3.25%, 8/15/22		160,000	157,357
Celgene Corp., 3.625%, 5/15/24		410,000	404,132
Celgene Corp., 3.875%, 8/15/25		140,000	138,175
Celgene Corp., 5.00%, 8/15/45		30,000	30,251
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	103,210
Gilead Sciences, Inc., 3.65%, 3/1/26		700,000	696,452
			2,848,850
Building Products†
Masco Corp., 4.45%, 4/1/25		170,000	171,415
Capital Markets†
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	117,023
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30		$140,000	126,668
SURA Asset Management SA, 4.375%, 4/11/27		105,000	102,984
			346,675
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		155,000	156,356
CF Industries, Inc., 3.45%, 6/1/23		80,000	76,900
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		8,000	7,513
Equate Petrochemical BV, 4.25%, 11/3/26(2)		82,000	81,056
Hexion, Inc., 6.625%, 4/15/20		70,000	66,150
Huntsman International LLC, 5.125%, 11/15/22		85,000	87,869
INEOS Group Holdings SA, 5.625%, 8/1/24(2)		115,000	114,137
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	201,947
NOVA Chemicals Corp., 4.875%, 6/1/24(2)		150,000	145,455
Olin Corp., 5.125%, 9/15/27		60,000	58,950
Platform Specialty Products Corp., 5.875%, 12/1/25(2)		40,000	40,238
Tronox Finance plc, 5.75%, 10/1/25(2)		30,000	28,988
			1,065,559
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21		100,000	105,375
Covanta Holding Corp., 5.875%, 3/1/24		120,000	120,300
Envision Healthcare Corp., 5.125%, 7/1/22(2)		100,000	101,875
Iron Mountain, Inc., 5.75%, 8/15/24		95,000	94,406
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)		81,000	86,873

37

	Shares/ Principal Amount	Value
Republic Services, Inc., 3.55%, 6/1/22	$175,000	$175,643
		684,472
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	24,000	30,171
CommScope Technologies LLC, 5.00%, 3/15/27(2)	120,000	115,650
HTA Group Ltd., 9.125%, 3/8/22(2)	153,000	157,208
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	88,000	90,475
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	80,000	82,200
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(2)	90,000	89,325
		565,029
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	75,000	74,906
Construction Materials — 0.1%
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	90,000	88,538
Cemex SAB de CV, 6.125%, 5/5/25	205,000	212,483
Owens Corning, 4.20%, 12/15/22	140,000	141,304
Standard Industries, Inc., 6.00%, 10/15/25(2)	80,000	81,400
USG Corp., 5.50%, 3/1/25(2)	65,000	66,706
		590,431
Consumer Discretionary†
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(2)	150,000	144,750
Consumer Finance — 0.2%
American Express Credit Corp., MTN, 2.25%, 5/5/21	140,000	136,554
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	249,016
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	243,683
CIT Group, Inc., 5.00%, 8/15/22	150,000	153,187
CIT Group, Inc., 5.00%, 8/1/23	50,000	50,812
Discover Financial Services, 3.75%, 3/4/25	350,000	335,703
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	30,000	31,087
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	100,000	101,860
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	33,119
Navient Corp., 5.00%, 10/26/20	100,000	100,250
Navient Corp., 5.50%, 1/25/23	105,000	103,031
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)	80,000	80,300
PNC Bank N.A., 1.95%, 3/4/19	250,000	249,093
Synchrony Financial, 2.60%, 1/15/19	140,000	139,847
Synchrony Financial, 3.00%, 8/15/19	50,000	49,939
		2,057,481
Containers and Packaging — 0.1%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23	200,000	203,250
Ball Corp., 4.00%, 11/15/23	120,000	117,150
Ball Corp., 5.25%, 7/1/25	35,000	36,006
Berry Global, Inc., 5.50%, 5/15/22	60,000	60,975
Berry Global, Inc., 5.125%, 7/15/23	50,000	49,812
BWAY Holding Co., 5.50%, 4/15/24(2)	30,000	29,363

38

		Shares/ Principal Amount	Value
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		$305,000	$302,522
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)		20,000	20,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21		34,654	35,044
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)		30,000	29,869
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		160,000	162,300
Sealed Air Corp., 5.125%, 12/1/24(2)		80,000	81,000
			1,127,666
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		130,000	125,631
Diversified Financial Services — 0.6%
Ally Financial, Inc., 4.625%, 3/30/25		190,000	188,813
Ally Financial, Inc., 5.75%, 11/20/25		80,000	83,300
Ally Financial, Inc., 8.00%, 11/1/31		45,000	54,450
Barclays plc, MTN, VRN, 2.00%, 2/7/23(3)	EUR	100,000	112,053
Barclays plc, MTN, VRN, 1.375%, 1/24/25(3)	EUR	100,000	112,779
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	163,254
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	220,000	277,667
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$404,000	395,650
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		480,000	475,901
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		70,000	69,353
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	217,449
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$580,000	619,832
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		200,000	193,866
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		280,000	266,116
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		290,000	299,709
HSBC Holdings plc, 2.95%, 5/25/21		200,000	197,389
HSBC Holdings plc, 4.30%, 3/8/26		400,000	404,653
HSBC Holdings plc, 2.625%, 8/16/28	GBP	120,000	152,840
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)		$210,000	206,682
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		50,000	50,865
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	80,800
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		305,000	287,768
Morgan Stanley, 2.75%, 5/19/22		90,000	87,333
Morgan Stanley, 5.00%, 11/24/25		170,000	176,972
Morgan Stanley, 4.375%, 1/22/47		80,000	78,859
Morgan Stanley, MTN, 5.625%, 9/23/19		770,000	792,536
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	247,419
Morgan Stanley, MTN, 4.00%, 7/23/25		600,000	600,458
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(3)	EUR	100,000	124,563
			7,019,329

39

		Shares/ Principal Amount	Value
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 5.00%, 3/1/21		$160,000	$166,075
AT&T, Inc., 3.875%, 8/15/21		100,000	101,081
AT&T, Inc., 3.40%, 5/15/25		170,000	161,515
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	145,734
AT&T, Inc., 4.75%, 5/15/46		$210,000	192,917
AT&T, Inc., 5.15%, 11/15/46(2)		291,000	281,603
CenturyLink, Inc., 5.625%, 4/1/20		130,000	133,412
CenturyLink, Inc., 5.80%, 3/15/22		40,000	40,150
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		30,000	26,850
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)		210,000	200,352
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	150,000	190,741
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	47,313
Frontier Communications Corp., 7.125%, 3/15/19		$100,000	101,000
Frontier Communications Corp., 7.125%, 1/15/23		145,000	105,669
Frontier Communications Corp., 6.875%, 1/15/25		90,000	57,150
Hughes Satellite Systems Corp., 5.25%, 8/1/26		100,000	95,875
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	49,750
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		145,000	146,269
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)		100,000	107,125
Level 3 Financing, Inc., 5.375%, 8/15/22		110,000	110,550
Level 3 Financing, Inc., 5.375%, 5/1/25		50,000	48,875
Ooredoo International Finance Ltd., 7.875%, 6/10/19(2)		229,000	238,793
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)		153,000	147,672
Orange SA, 4.125%, 9/14/21		180,000	183,836
Orange SA, MTN, VRN, 4.00%, 10/1/21(3)	EUR	150,000	191,588
Sprint Capital Corp., 8.75%, 3/15/32		$105,000	113,269
Telecom Italia Capital SA, 6.375%, 11/15/33		175,000	177,625
Telefonica Emisiones SAU, 4.10%, 3/8/27		350,000	342,977
Telefonica Europe BV, VRN, 5.875%, 3/31/24(3)	EUR	100,000	130,559
Verizon Communications, Inc., 3.50%, 11/1/24		$150,000	147,233
Verizon Communications, Inc., 2.625%, 8/15/26		280,000	253,747
Verizon Communications, Inc., 4.75%, 11/1/41		100,000	98,641
Verizon Communications, Inc., 5.01%, 8/21/54		90,000	90,247
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(2)		53,000	49,820
			4,676,013
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)		153,000	152,079
Greenko Investment Co., 4.875%, 8/16/23(2)		102,000	95,136
Minejesa Capital BV, 4.625%, 8/10/30(2)		204,000	192,433
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(2)		40,000	37,800
			477,448
Energy Equipment and Services — 0.1%
Ensco plc, 8.00%, 1/31/24		90,000	90,900

40

	Shares/ Principal Amount	Value
Ensco plc, 5.20%, 3/15/25	$60,000	$51,375
Halliburton Co., 3.80%, 11/15/25	190,000	189,252
Halliburton Co., 4.85%, 11/15/35	110,000	116,060
Nabors Industries, Inc., 4.625%, 9/15/21	60,000	59,250
Noble Holding International Ltd., 7.75%, 1/15/24	150,000	146,250
Precision Drilling Corp., 5.25%, 11/15/24	65,000	62,400
Transocean, Inc., 9.00%, 7/15/23(2)	190,000	205,675
Weatherford International Ltd., 7.75%, 6/15/21	95,000	97,969
Weatherford International Ltd., 4.50%, 4/15/22	140,000	130,200
		1,149,331
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	170,000	175,568
Boston Properties LP, 3.65%, 2/1/26	180,000	174,541
Crown Castle International Corp., 5.25%, 1/15/23	150,000	157,500
Crown Castle International Corp., 4.45%, 2/15/26	150,000	150,599
Equinix, Inc., 5.375%, 4/1/23	30,000	30,900
Equinix, Inc., 5.375%, 5/15/27	70,000	70,700
Essex Portfolio LP, 3.625%, 8/15/22	100,000	99,493
Essex Portfolio LP, 3.25%, 5/1/23	50,000	48,633
Hospitality Properties Trust, 4.65%, 3/15/24	210,000	209,652
Iron Mountain, Inc., 4.875%, 9/15/27(2)	80,000	73,700
Kilroy Realty LP, 3.80%, 1/15/23	140,000	139,119
Kimco Realty Corp., 2.80%, 10/1/26	150,000	133,822
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	90,000	92,475
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	50,000	50,625
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(2)	55,000	50,325
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)	50,000	48,375
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23	90,000	84,600
Welltower, Inc., 3.75%, 3/15/23	160,000	158,226
		1,948,853
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22(2)	102,000	100,831
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)	145,000	161,060
		261,891
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24	110,000	105,875
Cencosud SA, 4.375%, 7/17/27	252,000	234,907
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)	408,000	398,103
CVS Health Corp., 3.50%, 7/20/22	160,000	159,284
Horizon Pharma, Inc., 6.625%, 5/1/23	75,000	75,937
Kroger Co. (The), 3.30%, 1/15/21	190,000	190,363
Kroger Co. (The), 3.875%, 10/15/46	90,000	76,954

41

		Shares/ Principal Amount	Value
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)		$200,000	$196,639
Rite Aid Corp., 6.125%, 4/1/23(2)		140,000	141,400
SUPERVALU, Inc., 6.75%, 6/1/21		18,000	18,427
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	72,580
Walmart, Inc., 2.55%, 4/11/23		$44,000	42,637
Walmart, Inc., 4.05%, 6/29/48		220,000	224,404
			1,937,510
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		70,000	67,375
General Mills, Inc., 4.00%, 4/17/25		120,000	119,922
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)		65,000	65,731
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(2)		50,000	48,125
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		35,000	32,944
Kraft Heinz Foods Co., 5.20%, 7/15/45		30,000	29,808
Kraft Heinz Foods Co., 4.375%, 6/1/46		80,000	71,397
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)		130,000	128,050
MHP SE, 7.75%, 5/10/24(2)		128,000	131,706
Minerva Luxembourg SA, 6.50%, 9/20/26		316,000	295,460
Minerva Luxembourg SA, 5.875%, 1/19/28(2)		80,000	70,700
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		200,000	191,750
Post Holdings, Inc., 5.00%, 8/15/26(2)		215,000	202,840
			1,455,808
Gas Utilities — 0.4%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		120,000	122,822
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22		19,000	19,666
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		75,000	79,219
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27		130,000	130,813
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23		40,000	41,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	70,963
Enbridge, Inc., 4.00%, 10/1/23		120,000	121,285
Enbridge, Inc., 4.50%, 6/10/44		59,000	57,246
Energy Transfer Equity LP, 4.25%, 3/15/23		140,000	136,500
Energy Transfer Equity LP, 5.875%, 1/15/24		60,000	62,550
Energy Transfer Equity LP, 5.50%, 6/1/27		110,000	113,025
Energy Transfer Partners LP, 4.15%, 10/1/20		200,000	202,238
Energy Transfer Partners LP, 3.60%, 2/1/23		27,000	26,472
Energy Transfer Partners LP, 6.50%, 2/1/42		100,000	107,882
Enterprise Products Operating LLC, 4.85%, 3/15/44		360,000	368,855
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22		15,000	15,375
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24		160,000	150,000
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20		150,000	157,478

42

	Shares/ Principal Amount	Value
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	$300,000	$336,553
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	206,968
MPLX LP, 4.875%, 6/1/25	220,000	228,923
MPLX LP, 4.50%, 4/15/38	60,000	57,212
MPLX LP, 5.20%, 3/1/47	40,000	40,632
NuStar Logistics LP, 4.75%, 2/1/22	40,000	39,300
ONEOK, Inc., 4.00%, 7/13/27	90,000	88,646
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	130,000	128,126
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	55,814	57,176
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	350,000	373,628
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	300,000	293,123
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	84,000	80,850
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	86,000	86,430
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(2)	20,000	18,925
TransCanada PipeLines Ltd., 2.50%, 8/1/22	28,000	26,951
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	127,929
Williams Cos., Inc. (The), 4.55%, 6/24/24	160,000	161,600
Williams Partners LP, 5.10%, 9/15/45	150,000	153,322
		4,489,683
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 2.00%, 9/15/18	80,000	79,978
Becton Dickinson and Co., 3.73%, 12/15/24	230,000	225,827
Becton Dickinson and Co., 3.70%, 6/6/27	100,000	96,177
DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	72,275
Mallinckrodt International Finance SA, 4.75%, 4/15/23	110,000	94,050
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(2)	60,000	51,975
Medtronic, Inc., 2.50%, 3/15/20	120,000	119,127
Medtronic, Inc., 3.50%, 3/15/25	240,000	239,016
Medtronic, Inc., 4.375%, 3/15/35	240,000	251,595
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	40,000	39,700
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	210,000	211,371
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	61,000	60,597
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	123,566
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	100,000	99,149
		1,764,403
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	60,000	60,750
Aetna, Inc., 2.75%, 11/15/22	160,000	154,015
Anthem, Inc., 3.65%, 12/1/27	100,000	95,520
Anthem, Inc., 4.65%, 1/15/43	100,000	99,010
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	29,700
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	80,000	74,800
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(2)	60,000	49,650

43

	Shares/ Principal Amount	Value
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(2)(3)	$95,000	$85,738
CVS Health Corp., 4.30%, 3/25/28	250,000	249,541
CVS Health Corp., 4.78%, 3/25/38	100,000	100,945
CVS Health Corp., 5.05%, 3/25/48	100,000	104,020
DaVita, Inc., 5.125%, 7/15/24	130,000	126,750
DaVita, Inc., 5.00%, 5/1/25	130,000	122,850
Encompass Health Corp., 5.75%, 11/1/24	45,000	45,820
Envision Healthcare Corp., 5.625%, 7/15/22	125,000	128,438
Express Scripts Holding Co., 3.40%, 3/1/27	250,000	233,018
HCA, Inc., 3.75%, 3/15/19	480,000	481,944
HCA, Inc., 7.50%, 2/15/22	145,000	159,681
HCA, Inc., 5.00%, 3/15/24	120,000	122,100
HCA, Inc., 5.375%, 2/1/25	160,000	162,400
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	50,000	50,485
Mylan NV, 3.95%, 6/15/26	120,000	115,203
Northwell Healthcare, Inc., 4.26%, 11/1/47	70,000	66,543
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	50,375
Tenet Healthcare Corp., 8.125%, 4/1/22	195,000	208,406
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	40,758
Tenet Healthcare Corp., 5.125%, 5/1/25	100,000	97,156
Tenet Healthcare Corp., 7.00%, 8/1/25(2)	20,000	20,150
UnitedHealth Group, Inc., 2.875%, 3/15/22	290,000	286,182
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	100,441
Universal Health Services, Inc., 4.75%, 8/1/22(2)	50,000	50,500
Universal Health Services, Inc., 5.00%, 6/1/26(2)	85,000	83,725
		3,856,614
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)	40,000	40,000
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	100,000	96,375
Aramark Services, Inc., 5.125%, 1/15/24	60,000	60,675
Aramark Services, Inc., 5.00%, 4/1/25(2)	70,000	70,175
Boyd Gaming Corp., 6.875%, 5/15/23	81,000	85,480
Boyd Gaming Corp., 6.375%, 4/1/26	35,000	35,875
Eldorado Resorts, Inc., 7.00%, 8/1/23	110,000	115,883
Golden Nugget, Inc., 6.75%, 10/15/24(2)	120,000	120,000
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	235,000	227,069
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	80,000	78,200
International Game Technology plc, 6.25%, 2/15/22(2)	95,000	98,800
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	75,000	77,625
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	75,000	74,156
McDonald's Corp., MTN, 3.375%, 5/26/25	100,000	98,512
McDonald's Corp., MTN, 4.70%, 12/9/35	80,000	84,302

44

		Shares/ Principal Amount	Value
MGM Resorts International, 6.00%, 3/15/23		$130,000	$135,037
Penn National Gaming, Inc., 5.625%, 1/15/27(2)		150,000	141,940
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)		50,000	49,813
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		120,000	126,624
Scientific Games International, Inc., 6.25%, 9/1/20		100,000	100,250
Scientific Games International, Inc., 10.00%, 12/1/22		115,000	123,194
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)		150,000	148,500
			2,188,485
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23		5,000	5,131
Beazer Homes USA, Inc., 6.75%, 3/15/25		110,000	103,950
Beazer Homes USA, Inc., 5.875%, 10/15/27		20,000	17,500
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)		50,000	50,500
Century Communities, Inc., 6.875%, 5/15/22		30,000	30,654
Lennar Corp., 4.75%, 4/1/21		60,000	60,825
Lennar Corp., 4.50%, 4/30/24		110,000	106,975
Meritage Homes Corp., 5.125%, 6/6/27		160,000	147,200
PulteGroup, Inc., 5.50%, 3/1/26		60,000	59,401
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)		60,000	59,850
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)		200,000	195,560
Toll Brothers Finance Corp., 4.35%, 2/15/28		130,000	117,163
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		195,000	194,512
William Lyon Homes, Inc., 5.875%, 1/31/25		100,000	94,766
			1,243,987
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)		70,000	69,125
Spectrum Brands, Inc., 6.625%, 11/15/22		30,000	30,975
Spectrum Brands, Inc., 5.75%, 7/15/25		144,000	144,360
			244,460
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47		100,000	97,880
General Electric Co., 4.125%, 10/9/42		70,000	65,001
Rumo Luxembourg Sarl, 7.375%, 2/9/24		180,000	187,110
			349,991
Insurance — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		180,000	185,353
Allianz SE, MTN, VRN, 4.75%, 10/24/23(3)	EUR	200,000	269,706
Allianz SE, VRN, 3.375%, 9/18/24(3)	EUR	100,000	126,470
American International Group, Inc., 4.125%, 2/15/24		$340,000	343,296
American International Group, Inc., 4.50%, 7/16/44		110,000	105,555
AXA SA, 7.125%, 12/15/20	GBP	55,000	81,271
AXA SA, MTN, VRN, 6.69%, 7/6/26(3)	GBP	50,000	76,024

45

		Shares/ Principal Amount	Value
AXA SA, MTN, VRN, 3.375%, 7/6/27(3)	EUR	200,000	$242,308
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$290,000	289,273
Berkshire Hathaway, Inc., 2.75%, 3/15/23		90,000	88,157
Berkshire Hathaway, Inc., 4.50%, 2/11/43		27,000	28,502
Chubb INA Holdings, Inc., 3.15%, 3/15/25		210,000	203,847
Chubb INA Holdings, Inc., 3.35%, 5/3/26		100,000	97,372
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	400,000	495,552
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(3)	EUR	200,000	251,444
Fiore Capital LLC, VRDN, 1.98%, 8/9/18 (LOC: Wells Fargo Bank N.A.)(3)		$2,500,000	2,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		35,000	36,575
Genworth Holdings, Inc., VRN, 4.35%, 8/15/18, resets quarterly off the 3-month LIBOR plus 2.00%		25,000	17,000
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	70,675
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(3)	EUR	100,000	120,459
Liberty Mutual Group, Inc., VRN, 5.25%, 9/17/18, resets quarterly off the 3-month LIBOR plus 2.91%(2)		$100,000	98,500
Markel Corp., 4.90%, 7/1/22		200,000	207,061
MetLife, Inc., 4.125%, 8/13/42		90,000	85,501
MetLife, Inc., 4.875%, 11/13/43		50,000	53,079
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		119,000	116,650
Principal Financial Group, Inc., 3.30%, 9/15/22		80,000	79,252
Prudential Financial, Inc., 3.94%, 12/7/49		244,000	224,973
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		25,000	26,004
Travelers Cos., Inc. (The), 4.05%, 3/7/48		50,000	48,817
Voya Financial, Inc., 5.70%, 7/15/43		150,000	165,906
Voya Financial, Inc., VRN, 5.65%, 5/15/23(3)		75,000	75,822
WR Berkley Corp., 4.625%, 3/15/22		130,000	134,189
WR Berkley Corp., 4.75%, 8/1/44		80,000	81,112
			7,025,705
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		330,000	318,561
JD.com, Inc., 3.875%, 4/29/26		255,000	243,185
			561,746
Internet Software and Services†
Netflix, Inc., 5.75%, 3/1/24		100,000	102,625
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	93,798
Fidelity National Information Services, Inc., 3.00%, 8/15/26		260,000	241,394
First Data Corp., 5.00%, 1/15/24(2)		160,000	162,000
First Data Corp., 5.75%, 1/15/24(2)		120,000	123,150
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		270,000	271,651
			891,993
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(2)		100,000	105,875

46

	Shares/ Principal Amount	Value
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	$130,000	$128,700
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	140,000	187,112
21st Century Fox America, Inc., 4.75%, 9/15/44	57,000	61,124
Altice Financing SA, 6.625%, 2/15/23(2)	200,000	202,750
Altice France SA, 7.375%, 5/1/26(2)	175,000	174,453
Altice US Finance I Corp., 5.375%, 7/15/23(2)	105,000	106,181
Altice US Finance I Corp., 5.50%, 5/15/26(2)	25,000	24,594
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	50,000	49,500
AMC Networks, Inc., 4.75%, 8/1/25	170,000	163,625
Bharti Airtel International Netherlands BV, 5.125%, 3/11/23	433,000	434,034
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	100,500
CBS Corp., 4.00%, 1/15/26	110,000	107,819
CBS Corp., 4.85%, 7/1/42	70,000	68,217
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	172,019
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	140,000	139,552
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	130,000	124,475
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	580,000	591,721
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	40,000	43,672
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	60,600
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	110,000	110,654
Comcast Corp., 6.40%, 5/15/38	230,000	277,766
Comcast Corp., 4.75%, 3/1/44	150,000	152,493
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	103,500
Digicel Ltd., 6.00%, 4/15/21	153,000	142,099
Discovery Communications LLC, 5.625%, 8/15/19	81,000	83,092
Discovery Communications LLC, 3.95%, 3/20/28	410,000	393,934
DISH DBS Corp., 6.75%, 6/1/21	95,000	95,950
DISH DBS Corp., 5.00%, 3/15/23	135,000	117,281
DISH DBS Corp., 5.875%, 11/15/24	100,000	83,750
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(2)	200,000	189,252
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	96,250
Gray Television, Inc., 5.875%, 7/15/26(2)	75,000	73,500
GTH Finance BV, 7.25%, 4/26/23(2)	217,000	229,320
Lamar Media Corp., 5.00%, 5/1/23	100,000	101,750
Lamar Media Corp., 5.375%, 1/15/24	140,000	144,200
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(2)	125,000	130,445
McClatchy Co. (The), 9.00%, 12/15/22	33,000	34,713
Myriad International Holdings BV, 6.00%, 7/18/20	153,000	160,544
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)	105,000	103,688
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	120,000	116,925

47

		Shares/ Principal Amount	Value
RR Donnelley & Sons Co., 6.00%, 4/1/24		$65,000	$65,569
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)		90,000	89,100
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)		70,000	69,125
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)		60,000	59,700
TEGNA, Inc., 5.50%, 9/15/24(2)		100,000	100,875
Time Warner Cable LLC, 5.50%, 9/1/41		80,000	77,866
Time Warner Cable LLC, 4.50%, 9/15/42		14,000	12,018
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)		205,000	184,670
Univision Communications, Inc., 5.125%, 2/15/25(2)		100,000	93,000
Viacom, Inc., 3.125%, 6/15/22		100,000	96,680
Viacom, Inc., 4.25%, 9/1/23		135,000	135,700
Viacom, Inc., 4.375%, 3/15/43		40,000	35,201
Videotron Ltd., 5.00%, 7/15/22		75,000	76,744
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)		145,000	136,844
VTR Finance BV, 6.875%, 1/15/24		229,000	237,565
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		25,000	24,104
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		44,000	43,772
Warner Media LLC, 2.95%, 7/15/26		240,000	217,487
Warner Media LLC, 3.80%, 2/15/27		180,000	172,738
Warner Media LLC, 5.35%, 12/15/43		19,000	19,016
WMG Acquisition Corp., 5.625%, 4/15/22(2)		110,000	112,337
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	128,958
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)		$90,000	84,600
			8,026,723
Metals and Mining — 0.2%
AK Steel Corp., 7.00%, 3/15/27		80,000	76,200
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)		70,000	74,813
Allegheny Technologies, Inc., 5.95%, 1/15/21		110,000	112,161
Arconic, Inc., 5.40%, 4/15/21		25,000	25,570
Arconic, Inc., 5.125%, 10/1/24		115,000	115,072
Barrick North America Finance LLC, 5.75%, 5/1/43		70,000	77,982
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		160,000	155,800
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)		80,000	80,800
First Quantum Minerals Ltd., 7.25%, 4/1/23		150,000	151,312
First Quantum Minerals Ltd., 6.50%, 3/1/24(2)		250,000	244,375
First Quantum Minerals Ltd., 6.875%, 3/1/26(2)		150,000	147,000
Freeport-McMoRan, Inc., 3.55%, 3/1/22		100,000	97,125
Freeport-McMoRan, Inc., 3.875%, 3/15/23		16,000	15,440
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	166,050
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)		130,000	133,298
Lundin Mining Corp., 7.875%, 11/1/22(2)		70,000	73,763
Nexa Resources SA, 5.375%, 5/4/27		230,000	227,702
Novelis Corp., 6.25%, 8/15/24(2)		50,000	50,250
Novelis Corp., 5.875%, 9/30/26(2)		125,000	120,156
Southern Copper Corp., 5.25%, 11/8/42		60,000	61,032
Steel Dynamics, Inc., 5.25%, 4/15/23		100,000	101,375
Steel Dynamics, Inc., 5.00%, 12/15/26		65,000	64,919

48

		Shares/ Principal Amount	Value
Teck Resources Ltd., 4.75%, 1/15/22		$160,000	$165,000
Teck Resources Ltd., 6.25%, 7/15/41		40,000	41,900
Vedanta Resources plc, 6.125%, 8/9/24(2)		217,000	202,621
			2,781,716
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19		32,000	32,048
Multi-Utilities — 0.5%
AES Corp., 4.875%, 5/15/23		210,000	211,837
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24		120,000	118,800
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		75,000	73,312
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		60,000	57,675
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		90,000	88,913
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		110,000	100,724
Calpine Corp., 5.375%, 1/15/23		120,000	114,900
Calpine Corp., 5.875%, 1/15/24(2)		50,000	50,375
Centrica plc, VRN, 5.25%, 4/10/25(3)	GBP	100,000	139,092
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22		$255,000	258,708
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		100,000	95,370
Dominion Energy, Inc., 2.75%, 9/15/22		140,000	134,976
Dominion Energy, Inc., 3.625%, 12/1/24		225,000	219,445
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	72,676
Duke Energy Florida LLC, 6.35%, 9/15/37		270,000	346,820
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	124,164
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	59,259
Exelon Corp., 5.15%, 12/1/20		200,000	206,143
Exelon Corp., 4.45%, 4/15/46		100,000	99,102
Exelon Generation Co. LLC, 4.25%, 6/15/22		19,000	19,414
Exelon Generation Co. LLC, 5.60%, 6/15/42		80,000	80,990
FirstEnergy Corp., 4.25%, 3/15/23		230,000	233,679
FirstEnergy Corp., 4.85%, 7/15/47		50,000	51,596
Florida Power & Light Co., 3.95%, 3/1/48		90,000	89,681
Georgia Power Co., 4.30%, 3/15/42		60,000	60,652
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)		102,000	113,804
KazTransGas JSC, 4.375%, 9/26/27(2)		204,000	196,627
Listrindo Capital BV, 4.95%, 9/14/26		102,000	96,390
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	207,963
NiSource, Inc., 5.65%, 2/1/45		110,000	126,503
NRG Energy, Inc., 6.25%, 5/1/24		80,000	82,700
NRG Energy, Inc., 7.25%, 5/15/26		50,000	53,500
Pacific Gas & Electric Co., 4.00%, 12/1/46		40,000	35,763
Pampa Energia SA, 7.50%, 1/24/27		204,000	192,270
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24		204,000	205,889
Potomac Electric Power Co., 3.60%, 3/15/24		19,000	19,067
Progress Energy, Inc., 3.15%, 4/1/22		110,000	108,479
49

		Shares/ Principal Amount	Value
Sempra Energy, 2.875%, 10/1/22		$110,000	$106,851
Sempra Energy, 3.25%, 6/15/27		140,000	130,980
Sempra Energy, 4.00%, 2/1/48		70,000	63,754
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	45,896
Southern Power Co., 5.15%, 9/15/41		60,000	61,049
Southwestern Public Service Co., 3.70%, 8/15/47		60,000	56,044
SSE plc, VRN, 2.375%, 4/1/21(3)	EUR	200,000	239,438
Vistra Energy Corp., 7.375%, 11/1/22		$65,000	67,925
Vistra Energy Corp., 7.625%, 11/1/24		65,000	69,976
Xcel Energy, Inc., 3.35%, 12/1/26		70,000	66,876
			5,456,047
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20		1,000	984
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		210,000	197,837
			198,821
Oil, Gas and Consumable Fuels — 1.1%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24		85,000	88,825
Anadarko Petroleum Corp., 5.55%, 3/15/26		210,000	227,223
Anadarko Petroleum Corp., 6.45%, 9/15/36		55,000	64,646
Antero Resources Corp., 5.125%, 12/1/22		160,000	161,200
Antero Resources Corp., 5.00%, 3/1/25		140,000	140,875
Apache Corp., 4.75%, 4/15/43		100,000	96,331
BP Capital Markets plc, 4.50%, 10/1/20		24,000	24,680
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		20,000	19,900
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		11,000	11,028
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		70,000	71,575
Cenovus Energy, Inc., 4.25%, 4/15/27		50,000	48,654
Chesapeake Energy Corp., 8.00%, 12/15/22(2)		67,000	70,936
Chesapeake Energy Corp., 8.00%, 1/15/25		95,000	97,612
Cimarex Energy Co., 4.375%, 6/1/24		220,000	222,995
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23		255,000	245,434
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		150,000	151,961
CNX Resources Corp., 5.875%, 4/15/22		170,000	170,767
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20		90,000	94,837
Concho Resources, Inc., 4.375%, 1/15/25		210,000	211,620
Concho Resources, Inc., 4.875%, 10/1/47		60,000	61,018
ConocoPhillips Holding Co., 6.95%, 4/15/29		80,000	98,846
Continental Resources, Inc., 5.00%, 9/15/22		8,000	8,127
Continental Resources, Inc., 3.80%, 6/1/24		280,000	275,390
Denbury Resources, Inc., 9.00%, 5/15/21(2)		40,000	42,750
Denbury Resources, Inc., 4.625%, 7/15/23		75,000	64,594
Diamondback Energy, Inc., 4.75%, 11/1/24		100,000	97,375
Ecopetrol SA, 5.875%, 5/28/45		395,000	396,284
Encana Corp., 6.50%, 2/1/38		130,000	154,962
EOG Resources, Inc., 5.625%, 6/1/19		60,000	61,306

50

	Shares/ Principal Amount	Value
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(2)	$45,000	$37,238
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	80,000	81,200
Equinor ASA, 2.45%, 1/17/23	230,000	221,613
Equinor ASA, 3.95%, 5/15/43	90,000	86,354
Exxon Mobil Corp., 2.71%, 3/6/25	240,000	230,815
Exxon Mobil Corp., 3.04%, 3/1/26	120,000	116,847
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	40,000	36,000
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(2)	714,000	743,008
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	140,000	149,019
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	140,000	160,825
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(2)	200,000	193,500
Gulfport Energy Corp., 6.00%, 10/15/24	40,000	38,800
Gulfport Energy Corp., 6.375%, 5/15/25	140,000	137,025
Halcon Resources Corp., 6.75%, 2/15/25	145,000	135,212
Hess Corp., 6.00%, 1/15/40	130,000	136,630
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	20,000	20,050
Laredo Petroleum, Inc., 6.25%, 3/15/23	50,000	50,500
Marathon Oil Corp., 3.85%, 6/1/25	120,000	117,981
Marathon Oil Corp., 4.40%, 7/15/27	140,000	141,016
MEG Energy Corp., 7.00%, 3/31/24(2)	50,000	45,375
MEG Energy Corp., 6.50%, 1/15/25(2)	70,000	69,125
Murphy Oil Corp., 4.45%, 12/1/22	80,000	79,271
Newfield Exploration Co., 5.75%, 1/30/22	230,000	240,925
Newfield Exploration Co., 5.375%, 1/1/26	60,000	61,650
Noble Energy, Inc., 4.15%, 12/15/21	175,000	177,861
Oasis Petroleum, Inc., 6.875%, 3/15/22	120,000	122,550
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)	120,000	120,000
Petrobras Global Finance BV, 5.75%, 2/1/29	380,000	349,695
Petrobras Global Finance BV, 7.25%, 3/17/44	180,000	177,525
Petroleos Mexicanos, 6.00%, 3/5/20	122,000	125,992
Petroleos Mexicanos, 4.875%, 1/24/22	40,000	40,512
Petroleos Mexicanos, 3.50%, 1/30/23	70,000	66,690
Petroleos Mexicanos, 6.50%, 3/13/27	140,000	142,415
Petroleos Mexicanos, 6.625%, 6/15/35	70,000	67,987
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	191,084
Phillips 66, 4.30%, 4/1/22	260,000	267,557
Phillips 66, 3.90%, 3/15/28	110,000	108,685
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(3)	204,000	205,407
QEP Resources, Inc., 5.375%, 10/1/22	110,000	112,200
Range Resources Corp., 5.00%, 8/15/22	100,000	98,500
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(2)	459,000	476,562
Reliance Industries Ltd., 4.125%, 1/28/25	332,000	324,884
Saka Energi Indonesia PT, 4.45%, 5/5/24	204,000	191,126

51

		Shares/ Principal Amount	Value
Sanchez Energy Corp., 7.75%, 6/15/21		$80,000	$69,600
Sanchez Energy Corp., 6.125%, 1/15/23		70,000	48,562
Shell International Finance BV, 2.375%, 8/21/22		180,000	174,327
Shell International Finance BV, 3.625%, 8/21/42		165,000	153,492
SM Energy Co., 6.50%, 1/1/23		20,000	20,400
SM Energy Co., 5.00%, 1/15/24		80,000	77,400
Southwestern Energy Co., 6.20%, 1/23/25		100,000	98,875
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		70,000	68,250
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		100,000	96,000
Total Capital Canada Ltd., 2.75%, 7/15/23		17,000	16,524
TOTAL SA, MTN, VRN, 2.25%, 2/26/21(3)	EUR	150,000	180,903
Tullow Oil plc, 7.00%, 3/1/25(2)		$250,000	243,750
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(2)		217,000	190,924
Whiting Petroleum Corp., 5.75%, 3/15/21		100,000	102,250
WPX Energy, Inc., 6.00%, 1/15/22		70,000	72,975
WPX Energy, Inc., 8.25%, 8/1/23		50,000	56,815
YPF SA, 8.50%, 7/28/25		204,000	203,237
YPF SA, 6.95%, 7/21/27		204,000	182,580
			12,235,826
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47		170,000	159,261
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23		45,000	37,462
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45		20,000	19,718
Allergan Finance LLC, 3.25%, 10/1/22		270,000	263,646
Allergan Funding SCS, 3.85%, 6/15/24		230,000	227,345
Allergan Funding SCS, 4.55%, 3/15/35		110,000	107,709
Bausch Health Cos., Inc., 7.00%, 3/15/24(2)		60,000	63,840
Bausch Health Cos., Inc., 6.125%, 4/15/25(2)		195,000	183,544
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)		130,000	110,825
IQVIA, Inc., 4.875%, 5/15/23(2)		120,000	122,400
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		550,000	529,952
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		110,000	93,545
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28		250,000	267,270
Zoetis, Inc., 3.00%, 9/12/27		100,000	93,566
			2,083,360
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(2)		40,000	35,100
Real Estate Management and Development†
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	97,200	147,728
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$265,000	267,056
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		18,000	19,853

52

	Shares/ Principal Amount	Value
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	$160,000	$167,204
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	70,000	70,191
CSX Corp., 3.40%, 8/1/24	200,000	197,194
CSX Corp., 3.25%, 6/1/27	100,000	95,573
Union Pacific Corp., 4.75%, 9/15/41	220,000	233,413
		1,050,484
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.00%, 7/1/24	45,000	47,812
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	70,000	69,125
Sensata Technologies BV, 5.00%, 10/1/25(2)	20,000	20,100
		137,037
Software — 0.2%
Infor US, Inc., 6.50%, 5/15/22	198,000	201,465
IQVIA, Inc., 5.00%, 10/15/26(2)	40,000	40,018
Microsoft Corp., 2.70%, 2/12/25	340,000	328,261
Microsoft Corp., 3.125%, 11/3/25	100,000	98,372
Microsoft Corp., 4.25%, 2/6/47	340,000	363,563
Oracle Corp., 3.625%, 7/15/23	280,000	283,297
Oracle Corp., 2.65%, 7/15/26	280,000	262,073
Oracle Corp., 4.00%, 7/15/46	130,000	127,036
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	130,000	131,625
Tencent Holdings Ltd., 3.80%, 2/11/25(2)	153,000	151,230
Tencent Holdings Ltd., 3.60%, 1/19/28(2)	400,000	381,450
		2,368,390
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	130,000	130,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	60,000	59,475
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(2)	70,000	65,559
Herc Rentals, Inc., 7.50%, 6/1/22(2)	52,000	55,120
Hertz Corp. (The), 7.375%, 1/15/21	40,000	39,700
Hertz Corp. (The), 6.25%, 10/15/22	75,000	67,687
Home Depot, Inc. (The), 3.75%, 2/15/24	230,000	234,761
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	328,461
Party City Holdings, Inc., 6.125%, 8/15/23(2)	50,000	50,375
PetSmart, Inc., 7.125%, 3/15/23(2)	180,000	122,400
PetSmart, Inc., 5.875%, 6/1/25(2)	50,000	39,875
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	55,000	53,625
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	47,375
United Rentals North America, Inc., 4.625%, 7/15/23	260,000	261,625
United Rentals North America, Inc., 5.50%, 7/15/25	70,000	71,400
United Rentals North America, Inc., 5.50%, 5/15/27	85,000	84,439
		1,711,877
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.50%, 2/9/25	380,000	359,416
Apple, Inc., 2.45%, 8/4/26	140,000	129,491
Apple, Inc., 3.20%, 5/11/27	190,000	184,768

53

	Shares/ Principal Amount	Value
Apple, Inc., 2.90%, 9/12/27	$90,000	$85,346
CommScope Technologies LLC, 6.00%, 6/15/25(2)	135,000	139,725
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	160,000	172,036
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	520,000	549,907
EMC Corp., 2.65%, 6/1/20	25,000	24,381
NCR Corp., 5.00%, 7/15/22	90,000	89,550
Seagate HDD Cayman, 4.75%, 6/1/23	150,000	150,867
Western Digital Corp., 4.75%, 2/15/26	60,000	59,100
		1,944,587
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	115,000	112,413
L Brands, Inc., 5.625%, 2/15/22	105,000	107,231
		219,644
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)	510,000	504,092
Utilities†
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(2)	204,000	218,176
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(2)	228,000	224,010
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	204,000	212,259
Digicel Group Ltd., 8.25%, 9/30/20	160,000	117,200
Millicom International Cellular SA, 5.125%, 1/15/28(2)	255,000	242,225
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	211,000	199,641
Sprint Communications, Inc., 9.00%, 11/15/18(2)	19,000	19,347
Sprint Communications, Inc., 6.00%, 11/15/22	85,000	86,142
Sprint Corp., 7.25%, 9/15/21	120,000	126,450
Sprint Corp., 7.875%, 9/15/23	75,000	80,156
Sprint Corp., 7.125%, 6/15/24	205,000	211,150
T-Mobile USA, Inc., 6.375%, 3/1/25	100,000	104,500
T-Mobile USA, Inc., 6.50%, 1/15/26	80,000	84,100
VEON Holdings BV, 5.20%, 2/13/19(2)	306,000	307,530
		2,014,710
TOTAL CORPORATE BONDS (Cost $117,134,283)		115,968,160
U.S. TREASURY SECURITIES — 9.6%
U.S. Treasury Bonds, 4.375%, 11/15/39	1,400,000	1,691,348
U.S. Treasury Bonds, 2.875%, 5/15/43	1,400,000	1,351,520
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	390,000	393,321
U.S. Treasury Bonds, 3.00%, 11/15/44	300,000	295,793
U.S. Treasury Bonds, 2.50%, 2/15/45	4,810,000	4,306,265
U.S. Treasury Bonds, 3.00%, 5/15/45	560,000	552,081
U.S. Treasury Bonds, 3.00%, 11/15/45	100,000	98,563
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	311,890	350,690
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,501,814	2,905,836
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	141,740	186,661
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	698,406	866,072

54

		Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		$942,057	$1,177,059
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		1,061,452	991,274
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		2,860,675	3,150,355
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		3,322,724	3,180,040
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		573,232	565,069
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20		6,553,413	6,454,378
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21		6,670,580	6,710,741
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21		5,525,487	5,509,112
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22		4,655,295	4,527,590
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22		1,805,166	1,763,553
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		5,558,847	5,392,000
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23		2,162,180	2,126,106
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		5,391,250	5,338,382
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		4,248,840	4,096,741
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25		1,001,033	1,098,941
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25		6,948,961	6,763,445
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		3,705,870	3,649,889
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		6,035,143	5,723,780
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		356,986	345,128
U.S. Treasury Notes, 1.375%, 9/30/18		4,700,000	4,695,276
U.S. Treasury Notes, 1.75%, 9/30/19		1,100,000	1,090,418
U.S. Treasury Notes, 1.375%, 1/15/20(4)		850,000	835,374
U.S. Treasury Notes, 1.375%, 2/29/20(4)		1,000,000	980,840
U.S. Treasury Notes, 1.375%, 3/31/20		3,500,000	3,428,564
U.S. Treasury Notes, 1.50%, 5/15/20		3,300,000	3,234,129
U.S. Treasury Notes, 1.50%, 5/31/20		1,700,000	1,664,938
U.S. Treasury Notes, 2.00%, 11/30/20		250,000	245,947
U.S. Treasury Notes, 1.875%, 12/15/20		1,300,000	1,274,863
U.S. Treasury Notes, 2.25%, 2/15/21		2,000,000	1,975,703
U.S. Treasury Notes, 2.25%, 4/30/21		1,000,000	986,602
U.S. Treasury Notes, 2.00%, 10/31/21		1,120,000	1,092,700
U.S. Treasury Notes, 2.00%, 12/31/21		2,000,000	1,948,477
U.S. Treasury Notes, 1.875%, 1/31/22		1,600,000	1,551,094
U.S. Treasury Notes, 2.00%, 11/30/22		3,400,000	3,286,312
U.S. Treasury Notes, 2.25%, 8/15/27(4)		903,000	852,682
U.S. Treasury Notes, 2.75%, 2/15/28		300,000	294,791
TOTAL U.S. TREASURY SECURITIES (Cost $111,716,815)			111,000,443
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.9%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27		$217,000	197,689
Argentine Republic Government International Bond, 5.875%, 1/11/28		$50,000	42,057
			239,746
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,219,000	923,223

55

		Shares/ Principal Amount	Value
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	$293,477
			1,216,700
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	172,000	232,548
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	185,000	221,907
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	121,000	214,603
			669,058
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	74,000	132,822
Canada — 0.4%
Canadian Government Bond, 1.00%, 9/1/22	CAD	3,200,000	2,344,289
Canadian Government Bond, 4.00%, 6/1/41	CAD	320,000	315,302
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	594,000	468,734
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	626,926
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	363,339
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	467,016
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	30,164
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	91,020
			4,706,790
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	230,201
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	297,467
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	126,500
			423,967
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	127,622
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	95,033
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	91,262
			186,295
Dominican Republic — 0.1%
Dominican Republic International Bond, 6.875%, 1/29/26		$400,000	429,172
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	219,000	322,574
France — 0.2%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	893,750	1,149,980
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	155,844	272,525
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	533,000	865,120
			2,287,625
Germany — 0.3%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	178,000	214,705
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(5)	EUR	775,000	891,846
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	1,253,000	1,464,596
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	98,000	163,454
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	111,000	230,083

56

		Shares/ Principal Amount	Value
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	358,000	$561,136
			3,525,820
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	195,400,000	923,388
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	390,377
Italy — 0.3%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	199,359
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,522,573
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	623,000	879,845
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(2)	EUR	405,000	470,978
Republic of Italy Government International Bond, 6.875%, 9/27/23		$150,000	165,955
			3,238,710
Japan — 0.8%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	26,250,000	245,036
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	226,800,000	2,724,255
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	188,450,000	2,185,332
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	28,550,000	300,110
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	402,800,000	4,237,349
			9,692,082
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	241,997
Mexico — 0.5%
Mexican Bonos, 6.50%, 6/9/22	MXN	9,190,000	472,119
Mexican Bonos, 8.00%, 12/7/23	MXN	84,690,000	4,598,350
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	690,112
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$228,000	214,320
			5,974,901
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(2)(5)	EUR	152,000	179,818
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	506,000	601,611
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	82,000	135,459
			916,888
New Zealand†
New Zealand Government Bond, 5.50%, 4/15/23	NZD	185,000	144,949
Norway†
Norway Government Bond, 2.00%, 5/24/23(2)	NOK	405,000	50,799
Norway Government Bond, 1.75%, 2/17/27(2)	NOK	1,880,000	229,699
			280,498
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	127,500
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	190,240
			317,740
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	304,721

57

		Shares/ Principal Amount	Value
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	$125,142
			429,863
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	227,389
Republic of Poland Government International Bond, 5.125%, 4/21/21		$250,000	262,841
			490,230
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	5,500,000	85,115
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	328,823
			413,938
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	288,663
South Africa — 0.2%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	11,100,000	832,868
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	8,100,000	683,599
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	8,700,000	615,617
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$185,000	190,669
			2,322,753
Spain†
Spain Government Bond, 4.40%, 10/31/23(2)	EUR	100,000	140,982
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	132,000	162,914
Spain Government Bond, 5.15%, 10/31/28(2)	EUR	47,000	74,587
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	9,000	16,328
			394,811
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	460,166
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	97,184
			557,350
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	378,858
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$230,000	235,933
Turkey Government International Bond, 3.25%, 3/23/23		$47,000	41,141
			277,074
United Kingdom — 0.3%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	467,000	632,818
United Kingdom Gilt, 1.50%, 7/22/26	GBP	761,000	1,016,253
United Kingdom Gilt, 4.50%, 12/7/42	GBP	636,000	1,282,977
United Kingdom Gilt, 4.25%, 12/7/49	GBP	190,000	399,663
United Kingdom Gilt, 4.25%, 12/7/55	GBP	106,000	238,477
			3,570,188
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	74,600
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $45,507,080)			45,818,250

58

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 3.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(7) — 0.5%
FHLMC, VRN, 2.31%, 8/15/18	$340,598	$334,139
FHLMC, VRN, 2.37%, 8/15/18	455,907	451,597
FHLMC, VRN, 3.08%, 8/15/18	447,542	446,722
FHLMC, VRN, 3.35%, 8/15/18	169,027	178,146
FHLMC, VRN, 3.47%, 8/15/18	75,360	77,678
FHLMC, VRN, 3.68%, 8/15/18	105,987	107,551
FHLMC, VRN, 3.72%, 8/15/18	258,549	272,457
FHLMC, VRN, 3.78%, 8/15/18	147,226	155,407
FHLMC, VRN, 3.99%, 8/15/18	115,519	119,162
FHLMC, VRN, 4.02%, 8/15/18	53,033	55,961
FHLMC, VRN, 4.08%, 8/15/18	96,472	98,870
FHLMC, VRN, 4.23%, 8/15/18	25,037	26,295
FHLMC, VRN, 4.24%, 8/15/18	37,839	39,139
FHLMC, VRN, 4.26%, 8/15/18	31,247	32,298
FNMA, VRN, 2.61%, 8/25/18	248,477	246,476
FNMA, VRN, 2.71%, 8/25/18	27,232	27,164
FNMA, VRN, 3.18%, 8/25/18	305,168	303,767
FNMA, VRN, 3.18%, 8/25/18	476,151	473,301
FNMA, VRN, 3.21%, 8/25/18	317,942	316,344
FNMA, VRN, 3.25%, 8/25/18	464,953	468,106
FNMA, VRN, 3.33%, 8/25/18	130,331	131,787
FNMA, VRN, 3.48%, 8/25/18	135,293	142,666
FNMA, VRN, 3.52%, 8/25/18	32,326	33,519
FNMA, VRN, 3.53%, 8/25/18	55,652	58,446
FNMA, VRN, 3.56%, 8/25/18	35,365	36,955
FNMA, VRN, 3.61%, 8/25/18	136,559	139,850
FNMA, VRN, 3.97%, 8/25/18	118,154	121,508
FNMA, VRN, 4.04%, 8/25/18	233,895	242,220
FNMA, VRN, 4.05%, 8/25/18	216,928	224,885
FNMA, VRN, 4.05%, 8/25/18	155,169	160,848
FNMA, VRN, 4.06%, 8/25/18	115,853	119,842
		5,643,106
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 2.6%
FHLMC, 4.50%, 1/1/19	6,338	6,399
FHLMC, 5.00%, 10/1/19	1,170	1,176
FHLMC, 5.00%, 11/1/19	5,596	5,627
FHLMC, 5.50%, 11/1/19	152	152
FHLMC, 5.50%, 11/1/19	118	118
FHLMC, 5.50%, 11/1/19	470	473
FHLMC, 5.50%, 11/1/19	62	62
FHLMC, 5.50%, 12/1/19	593	598
FHLMC, 5.00%, 2/1/20	292	294
FHLMC, 5.00%, 2/1/20	154	155
FHLMC, 5.50%, 3/1/20	524	529
FHLMC, 5.50%, 3/1/20	520	524

59

	Shares/ Principal Amount	Value
FHLMC, 5.50%, 3/1/20	$1,043	$1,052
FHLMC, 5.00%, 5/1/20	410	413
FHLMC, 5.00%, 5/1/20	1,653	1,662
FHLMC, 5.00%, 5/1/20	1,164	1,170
FHLMC, 4.50%, 7/1/20	4,894	4,945
FHLMC, 4.00%, 10/1/20	2,342	2,400
FHLMC, 8.00%, 6/1/26	3,793	3,870
FHLMC, 8.00%, 6/1/26	255	277
FHLMC, 7.00%, 8/1/29	974	1,035
FHLMC, 8.00%, 7/1/30	7,793	8,973
FHLMC, 5.50%, 12/1/33	134,296	146,426
FHLMC, 6.50%, 5/1/34	6,201	6,884
FHLMC, 5.50%, 6/1/35	3,316	3,532
FHLMC, 5.00%, 9/1/35	2,920	3,093
FHLMC, 5.00%, 9/1/35	2,505	2,661
FHLMC, 5.50%, 10/1/35	23,593	25,544
FHLMC, 5.50%, 10/1/35	15,844	17,118
FHLMC, 5.00%, 11/1/35	52,780	56,303
FHLMC, 5.00%, 11/1/35	81,106	87,044
FHLMC, 6.50%, 3/1/36	472	522
FHLMC, 6.50%, 3/1/36	1,407	1,559
FHLMC, 5.50%, 1/1/38	93,225	100,632
FHLMC, 6.00%, 2/1/38	54,453	59,670
FHLMC, 6.00%, 11/1/38	204,720	222,589
FNMA, 4.00%, 8/13/18(8)	750,000	761,982
FNMA, 4.50%, 8/13/18(8)	2,621,000	2,719,347
FNMA, 4.00%, 6/1/19	289	296
FNMA, 4.50%, 6/1/19	5,916	5,964
FNMA, 4.50%, 12/1/19	879	886
FNMA, 5.00%, 3/1/20	2,752	2,801
FNMA, 5.00%, 3/1/20	1,828	1,860
FNMA, 5.00%, 4/1/20	1,559	1,586
FNMA, 5.00%, 5/1/20	443	451
FNMA, 5.00%, 5/1/20	1,237	1,259
FNMA, 5.00%, 7/1/20	1,969	2,004
FNMA, 7.00%, 5/1/26	1,976	2,050
FNMA, 7.00%, 6/1/26	1,062	1,150
FNMA, 6.50%, 4/1/29	8,324	9,126
FNMA, 6.50%, 6/1/29	9,767	10,704
FNMA, 6.50%, 6/1/29	6,504	7,131
FNMA, 7.00%, 7/1/29	1,422	1,434
FNMA, 6.50%, 8/1/29	9,682	10,618
FNMA, 7.00%, 3/1/30	5,976	6,373
FNMA, 7.50%, 9/1/30	4,960	5,757
FNMA, 6.50%, 9/1/31	30,174	33,083
FNMA, 7.00%, 9/1/31	17,755	18,816
FNMA, 6.50%, 1/1/32	6,123	6,714

60

	Shares/ Principal Amount	Value
FNMA, 5.50%, 6/1/33	$45,193	$49,077
FNMA, 5.50%, 8/1/33	328,457	354,898
FNMA, 5.00%, 11/1/33	279,751	299,855
FNMA, 5.50%, 1/1/34	298,099	322,211
FNMA, 5.50%, 9/1/34	15,416	16,522
FNMA, 5.50%, 10/1/34	14,528	15,575
FNMA, 6.00%, 10/1/34	20,412	22,150
FNMA, 5.00%, 11/1/34	63,858	67,527
FNMA, 5.50%, 3/1/35	685	731
FNMA, 5.50%, 3/1/35	4,693	5,014
FNMA, 5.50%, 3/1/35	5,930	6,344
FNMA, 5.50%, 3/1/35	13,578	14,679
FNMA, 5.50%, 3/1/35	10,492	11,383
FNMA, 5.00%, 4/1/35	12,904	13,851
FNMA, 6.00%, 5/1/35	4,399	4,795
FNMA, 6.00%, 5/1/35	422	458
FNMA, 6.00%, 6/1/35	2,204	2,397
FNMA, 6.00%, 6/1/35	374	406
FNMA, 6.00%, 6/1/35	7,167	7,777
FNMA, 5.00%, 7/1/35	69,374	74,647
FNMA, 5.50%, 7/1/35	7,012	7,498
FNMA, 6.00%, 7/1/35	3,057	3,317
FNMA, 6.00%, 7/1/35	8,998	9,764
FNMA, 6.00%, 7/1/35	30,679	33,584
FNMA, 5.50%, 8/1/35	5,439	5,871
FNMA, 4.50%, 9/1/35	286,216	298,491
FNMA, 5.50%, 9/1/35	16,292	17,635
FNMA, 5.50%, 9/1/35	649	705
FNMA, 5.50%, 9/1/35	364	394
FNMA, 5.50%, 9/1/35	9,391	10,193
FNMA, 5.50%, 9/1/35	53,682	58,262
FNMA, 5.00%, 10/1/35	9,261	9,904
FNMA, 5.50%, 10/1/35	108,003	117,286
FNMA, 6.00%, 10/1/35	17,752	19,292
FNMA, 5.50%, 11/1/35	71,949	78,080
FNMA, 6.00%, 11/1/35	8,308	9,016
FNMA, 6.50%, 11/1/35	2,798	3,069
FNMA, 6.50%, 12/1/35	7,230	7,928
FNMA, 6.50%, 4/1/36	9,311	10,210
FNMA, 6.00%, 8/1/36	8,106	8,835
FNMA, 5.00%, 10/1/36	94,949	100,405
FNMA, 5.00%, 11/1/36	103,682	109,640
FNMA, 5.50%, 1/1/37	368,832	398,394
FNMA, 6.00%, 5/1/37	6,661	7,253
FNMA, 6.00%, 7/1/37	1,733	1,893
FNMA, 6.50%, 8/1/37	5,273	5,638
FNMA, 6.50%, 8/1/37	338,395	350,918

61

	Shares/ Principal Amount	Value
FNMA, 6.50%, 8/1/37	$408,305	$422,394
FNMA, 5.00%, 4/1/40	936,326	1,002,082
FNMA, 4.00%, 1/1/41	3,586,258	3,685,232
FNMA, 5.00%, 6/1/41	763,666	817,050
FNMA, 4.50%, 7/1/41	716,967	751,804
FNMA, 4.50%, 9/1/41	19,075	19,970
FNMA, 4.50%, 9/1/41	1,694,116	1,772,581
FNMA, 4.00%, 12/1/41	1,532,786	1,571,096
FNMA, 4.00%, 1/1/42	29,319	30,018
FNMA, 3.50%, 5/1/42	1,312,112	1,311,568
FNMA, 3.50%, 6/1/42	665,785	665,509
FNMA, 3.00%, 11/1/42	1,004,430	977,313
FNMA, 3.50%, 5/1/45	1,227,621	1,220,650
FNMA, 4.00%, 4/1/46	1,415,680	1,440,674
FNMA, 6.50%, 8/1/47	27,803	29,612
FNMA, 6.50%, 9/1/47	35,337	37,477
FNMA, 6.50%, 9/1/47	2,118	2,251
FNMA, 6.50%, 9/1/47	18,581	19,710
GNMA, 2.50%, 8/21/18(8)	100,000	94,396
GNMA, 3.00%, 8/21/18(8)	2,100,000	2,047,008
GNMA, 9.00%, 4/20/25	591	644
GNMA, 7.50%, 10/15/25	2,058	2,090
GNMA, 6.00%, 4/15/26	552	599
GNMA, 7.50%, 6/15/26	1,969	2,015
GNMA, 7.00%, 12/15/27	9,508	9,562
GNMA, 7.50%, 12/15/27	5,817	6,237
GNMA, 6.00%, 5/15/28	12,354	13,409
GNMA, 6.50%, 5/15/28	5,268	5,786
GNMA, 7.00%, 5/15/31	19,877	22,410
GNMA, 5.50%, 11/15/32	65,295	70,904
GNMA, 6.50%, 10/15/38	878,540	994,109
GNMA, 4.50%, 5/20/41	1,016,038	1,070,235
GNMA, 4.50%, 6/15/41	406,642	428,770
GNMA, 4.00%, 12/15/41	491,561	505,248
GNMA, 3.50%, 7/20/42	425,522	429,743
GNMA, 3.50%, 4/20/45	216,021	216,966
GNMA, 2.50%, 7/20/46	322,053	304,277
GNMA, 2.50%, 8/20/46	921,339	870,496
		30,232,540
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $36,006,401)		35,875,646
MUNICIPAL SECURITIES — 2.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	130,000	176,059
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.00%, 8/1/18, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,285,000	1,285,000

62

	Shares/ Principal Amount	Value
Chicago Midway International Airport Rev., VRDN, 0.94%, 8/2/18, resets weekly off the remarketing agent (LOC: Bank of Montreal)	$1,850,000	$1,850,000
Erie County Industrial Development Agency Rev., (Our Lady of Victory Renaissance Corp.), VRDN, 1.05%, 8/2/18, resets weekly off the remarketing agent (LOC: HSBC Bank USA N.A.)	1,225,000	1,225,000
Illinois Housing Development Authority Rev., VRDN, 2.04%, 8/2/18, resets weekly off the remarketing agent (LIQ FAC: FHLB)	3,850,000	3,850,000
Kansas City Rev., VRDN, 1.90%, 8/1/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	525,000	525,000
Kansas City Rev., VRDN, 1.97%, 8/1/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	1,870,000	1,870,000
Los Angeles Community College District GO, 6.68%, 8/1/36	120,000	162,407
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	39,744
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	19,944
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	180,000	260,152
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	196,543
New York City GO, 6.27%, 12/1/37	40,000	51,164
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	217,786
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 2.08%, 8/1/18, resets weekly off the remarketing agent (LOC: FNMA)	1,215,000	1,215,000
Pasadena Public Financing Authority Rev., VRDN, 2.07%, 8/2/18, resets weekly off the remarketing agent (SBBPA: Bank of the West)	4,305,000	4,305,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	330,000	348,361
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 1.50%, 8/1/18, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)	3,200,000	3,200,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	280,000	332,923
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	170,000	208,191
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	170,000	192,362
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	167,748
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	15,000	21,438
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	195,000	226,826
State of California GO, 4.60%, 4/1/38	100,000	104,339
State of California GO, 7.55%, 4/1/39	60,000	88,780
State of California GO, 7.30%, 10/1/39	90,000	127,328
State of California GO, 7.60%, 11/1/40	145,000	218,612
State of Illinois GO, 5.10%, 6/1/33	170,000	165,295
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	130,000	160,274
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 1.99%, 8/2/18, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,971,000	1,971,000

63

	Shares/ Principal Amount	Value
Tennis for Charity, Inc. Rev., VRDN, 2.00%, 8/1/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	$2,675,000	$2,675,000
Wisconsin Health & Educational Facilities Authority Rev., (Aurora Health Care Obligated Group), VRDN, 1.48%, 8/1/18, resets daily off the remarketing agent (LOC: Bank of Montreal)	1,240,000	1,240,000
TOTAL MUNICIPAL SECURITIES (Cost $28,146,065)		28,697,276
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 1.7%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	25,837	25,987
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.95%, 8/1/18(7)	67,140	67,963
Agate Bay Mortgage Trust, Series 2014-2, Class A14, VRN, 3.75%, 8/1/18(2)(7)	173,701	173,423
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 8/1/18(2)(7)	94,273	93,801
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 8/1/18(7)	176,590	176,522
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.70%, 8/1/18(7)	35,597	34,897
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.10%, 8/1/18(7)	96,844	94,804
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.80%, 8/1/18(7)	152,322	151,467
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.07%, 8/1/18(7)	105,091	106,492
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.37%, 8/1/18(7)	161,225	162,265
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 8/1/18(2)(7)	390,513	387,192
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 8/1/18(2)(7)	225,643	223,902
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.73%, 8/1/18(7)	145,983	145,351
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.40%, 8/1/18(7)	56,879	57,199
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 8/1/18(2)(7)	263,802	260,380
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 8/1/18(2)(7)	213,500	211,368
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.88%, 8/1/18(7)	78,564	77,834
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.86%, 8/1/18(7)	134,733	136,559
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.55%, 8/1/18(7)	184,098	183,686
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.71%, 8/1/18(7)	292,078	298,574
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.95%, 8/1/18(7)	57,146	58,025
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.24%, 8/1/18(7)	117,666	118,543

64

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.15%, 8/1/18(7)	$67,004	$67,184
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.85%, 8/1/18(7)	152,390	155,062
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 8/1/18(2)(7)	13,359	12,899
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 8/1/18(2)(7)	273,207	267,967
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 8/1/18(2)(7)	531,420	521,322
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.20%, 8/1/18(7)	517,753	533,720
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.02%, 8/25/18(7)	120,384	119,671
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.54%, 8/1/18(7)	124,145	126,127
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.54%, 8/1/18(7)	38,795	40,391
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 8/1/18(2)(7)	280,868	283,339
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.56%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	189,005	194,404
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 8/1/18(7)	12,590	12,975
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 8/1/18(7)	24,883	25,071
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.00%, 12/25/43(2)	23,666	23,826
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 8/1/18(2)(7)	582,477	572,913
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(7)	172,761	170,804
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(7)	689,018	685,362
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 8/1/18(2)(7)	230,056	231,983
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 8/1/18(2)(7)	481,087	478,321
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 8/1/18(2)(7)	786,896	795,242
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 8/1/18(2)(7)	197,543	188,058
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.30%, 8/1/18(7)	107,928	108,851
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.80%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.74%	365,733	361,350
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	100,706	102,340
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.65%, 8/1/18(7)	358,424	353,655
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.01%, 8/1/18(7)	170,346	171,942
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.24%, 8/1/18(7)	13,406	13,791

65

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 8/1/18(7)	$159,903	$163,587
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	78,373	77,568
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	216,571	222,798
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.08%, 8/1/18(7)	364,825	385,315
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 4.01%, 8/1/18(7)	167,070	172,522
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.96%, 8/1/18(7)	42,310	43,416
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.90%, 8/1/18(7)	172,814	175,722
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.99%, 8/1/18(7)	86,019	87,064
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.35%, 8/1/18(7)	147,635	149,545
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	122,839	123,162
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	137,506	136,827
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.26%, 8/1/18(7)	139,215	136,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.34%, 8/1/18(7)	110,128	110,896
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.66%, 8/1/18(7)	231,880	223,145
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	57,119	57,327
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	27,903	28,519
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	71,520	71,138
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	32,442	32,955
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.76%, 8/1/18(7)	77,248	74,222
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.74%, 8/1/18(7)	86,329	84,322
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	76,311	80,496
		12,502,084
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.36%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.30%	25,000	25,258
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	100,000	101,549
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.26%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.20%	2,531,529	2,560,926
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.86%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.80%	110,333	110,549
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.45%	144,277	143,851
FNMA, Series 2014-C02, Class 1M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	225,000	239,306

66

	Shares/ Principal Amount	Value
FNMA, Series 2014-C02, Class 2M2, VRN, 4.66%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.60%	$536,291	$567,568
FNMA, Series 2016-C04, Class 1M1, VRN, 3.51%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.45%	192,314	193,754
FNMA, Series 2016-C05, Class 2M1, VRN, 3.41%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.35%	132,215	132,750
FNMA, Series 2017-C01, Class 1M1, VRN, 3.36%, 8/25/18, resets monthly off the 1-month LIBOR plus 1.30%	329,474	331,962
FNMA, Series 2017-C03, Class 1M2, VRN, 5.06%, 8/25/18, resets monthly off the 1-month LIBOR plus 3.00%	130,000	140,033
FNMA, Series 2017-C06, Class 2M1, VRN, 2.81%, 8/25/18, resets monthly off the 1-month LIBOR plus 0.75%	101,897	101,980
FNMA, Series 2017-C07, Class 1M2, VRN, 4.46%, 8/25/18, resets monthly off the 1-month LIBOR plus 2.40%	2,500,000	2,578,691
		7,228,177
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,732,950)		19,730,261
ASSET-BACKED SECURITIES(6) — 1.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	250,000	248,946
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	175,000	174,166
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	373,642	364,345
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.32%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.25%(2)	1,184,099	1,189,641
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	94,917	94,760
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	57,917	57,542
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	312,737	307,448
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	354,729	347,954
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.77%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	1,094,045	1,091,480
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.02%, 8/17/18, resets monthly off the 1-month LIBOR plus 0.95%(2)	2,725,000	2,713,970
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.35%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.28%(2)	975,000	978,092
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.22%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.15%(2)	1,450,000	1,459,208
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(2)	468,210	468,045
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	206,637	201,962
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	198,399	194,414
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	218,373	212,636
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	83,914	81,421

67

	Shares/ Principal Amount	Value
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(2)	$1,175,000	$1,173,858
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.47%, 8/17/18, resets monthly off the 1-month LIBOR plus 1.40%(2)	474,532	476,024
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(2)	74,760	72,284
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(2)	500,000	491,107
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(2)	150,000	147,655
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	240,405	238,076
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	213,737	213,414
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	198,609	197,091
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	77,912	76,415
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 8/1/18(2)(7)	408,692	399,594
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 8/1/18(2)(7)	583,635	568,579
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 8/1/18(2)(7)	462,133	455,094
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	63,837	67,268
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	111,551	111,378
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	664,374	648,052
TOTAL ASSET-BACKED SECURITIES (Cost $15,619,290)		15,521,919
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 1.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	625,000	611,059
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	850,000	836,630
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 8/1/18(7)	700,000	718,655
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 8/1/18(7)	700,000	714,291
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 8/1/18(7)	750,000	765,108
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 8/1/18(7)	775,000	760,885
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 8/1/18(7)	150,000	155,597
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 8/1/18(7)	700,000	692,232
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(2)	50,000	49,706
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	975,000	954,618
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 8/1/18(7)	50,000	49,009

68

	Shares/ Principal Amount	Value
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.77%, 8/15/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	$1,050,000	$1,051,599
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	200,000	195,306
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 8/1/18(7)	700,000	684,713
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 8/10/18(2)(7)	900,000	889,492
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	210,000	205,868
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	400,000	413,330
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	400,000	375,951
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.06%, 8/15/49	75,000	70,427
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	200,000	191,447
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	100,000	96,081
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 8/1/18(2)(7)	700,000	690,510
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	705,000	676,608
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,138,652)		11,849,122
COLLATERALIZED LOAN OBLIGATIONS(6) — 1.0%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.91%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.55%(2)	100,000	99,314
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.37%, 10/22/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	375,000	372,316
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.80%, 10/22/18, resets quarterly off the 3-month LIBOR plus 1.45%(2)	225,000	221,093
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.31%, 10/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	350,000	347,928
Carlyle Global Market Strategies CLO, Series 2014-2RA, Class A3, VRN, 3.83%, 8/15/18, resets quarterly off the 3-month LIBOR plus 1.50%(2)	2,000,000	1,978,323
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	450,000	446,677
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)	75,000	73,464
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 10/24/18, resets quarterly off the 3-month LIBOR plus 0.98%(2)	750,000	745,514
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 10/24/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)	250,000	245,858
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.31%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	600,000	596,333

69

	Shares/ Principal Amount	Value
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.19%, 10/18/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	$1,000,000	$993,727
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.40%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.07%(2)	275,000	274,556
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(2)	450,000	450,554
KKR CLO Ltd., Series 22A, Class B, VRN, 3.97%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.60%(2)	900,000	896,898
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.57%, 8/15/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	899,000	899,065
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.29%, 10/19/18, resets quarterly off the 3-month LIBOR plus 0.95%(2)	450,000	449,298
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.84%, 10/19/18, resets quarterly off the 3-month LIBOR plus 1.50%(2)	200,000	199,960
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.32%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.98%(2)	650,000	647,917
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.65%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.15%(2)	425,000	424,627
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.25%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.75%(2)	125,000	124,992
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(2)	750,000	749,416
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.31%, 10/25/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	250,000	248,534
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $11,542,502)		11,486,364
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth ETF	484	71,395
iShares Russell 1000 Value ETF	18,500	2,318,420
iShares Russell 2000 Value ETF	7,813	1,044,364
iShares Russell Mid-Cap Growth ETF	2,337	301,893
iShares Russell Mid-Cap Value ETF	20,125	1,818,495
SPDR S&P Oil & Gas Exploration & Production ETF	11,649	501,140
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,851,697)		6,055,707
COMMERCIAL PAPER(9) — 0.4%
Massachusetts Education Financing Authority, 2.10%, 8/8/18	$3,800,000	3,800,228
University of Texas System (The), 2.00%, 8/15/18	1,000,000	1,000,130
TOTAL COMMERCIAL PAPER (Cost $4,800,000)		4,800,358
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 2.125%, 4/24/26	230,000	214,682
FNMA, 6.625%, 11/15/30	2,415,000	3,223,793
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $3,308,376)		3,438,475
70

	Shares/ Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $18,964)	382	$24,398
TEMPORARY CASH INVESTMENTS — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,803,036	25,803,036
U.S. Treasury Bills 1.86%, 8/2/18(9)	$550,000	549,973
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,353,009)		26,353,009
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $990,670,233)		1,160,991,126
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,478,937)
TOTAL NET ASSETS — 100.0%		$1,159,512,189

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	660,019	AUD	867,562	UBS AG	9/19/18	$15,338
CAD	984,546	USD	741,267	Morgan Stanley	9/19/18	16,200
CAD	1,419,390	USD	1,087,571	Morgan Stanley	9/19/18	4,446
CAD	1,217,219	USD	930,432	Morgan Stanley	9/19/18	6,043
CAD	12,162	USD	9,167	Morgan Stanley	9/28/18	191
CAD	12,871	USD	9,689	Morgan Stanley	9/28/18	215
CAD	22,375	USD	16,843	Morgan Stanley	9/28/18	374
CAD	24,099	USD	18,342	Morgan Stanley	9/28/18	201
CAD	10,991	USD	8,388	Morgan Stanley	9/28/18	69
CAD	5,312	USD	4,037	Morgan Stanley	9/28/18	50
CAD	17,686	USD	13,443	Morgan Stanley	9/28/18	166
CAD	7,230	USD	5,514	Morgan Stanley	9/28/18	50
CAD	15,285	USD	11,656	Morgan Stanley	9/28/18	106
CAD	6,349	USD	4,827	Morgan Stanley	9/28/18	59
CAD	18,164	USD	13,848	Morgan Stanley	9/28/18	129
USD	3,700,096	CAD	4,794,955	Morgan Stanley	9/19/18	11,067
USD	126,609	CAD	168,465	Morgan Stanley	9/28/18	(3,021)
USD	448,894	CAD	597,298	Morgan Stanley	9/28/18	(10,710)
USD	331,887	CAD	441,609	Morgan Stanley	9/28/18	(7,918)
USD	5,031	CAD	6,610	Morgan Stanley	9/28/18	(55)
USD	23,255	CAD	30,465	Morgan Stanley	9/28/18	(187)
USD	14,762	CAD	19,363	Morgan Stanley	9/28/18	(138)
USD	35,190	CAD	46,185	Morgan Stanley	9/28/18	(348)
USD	50,460	CAD	66,346	Morgan Stanley	9/28/18	(591)
USD	10,463	CAD	13,739	Morgan Stanley	9/28/18	(109)
USD	13,376	CAD	17,686	Morgan Stanley	9/28/18	(233)
USD	10,592	CAD	13,890	Morgan Stanley	9/28/18	(96)
USD	80,630	CAD	105,931	Morgan Stanley	9/28/18	(881)
USD	106,202	CAD	139,720	Morgan Stanley	9/28/18	(1,308)
USD	3,335	CAD	4,354	Morgan Stanley	9/28/18	(16)
USD	3,196	CAD	4,165	Morgan Stanley	9/28/18	(9)

71

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,758	CAD	24,463	Morgan Stanley	9/28/18	$(66)
USD	9,875	CAD	12,879	Morgan Stanley	9/28/18	(35)
USD	12,161	CAD	15,861	Morgan Stanley	9/28/18	(43)
CHF	1,119,263	USD	1,135,046	UBS AG	9/19/18	(181)
CHF	7,167	USD	7,193	UBS AG	9/28/18	79
CHF	32,765	USD	33,267	UBS AG	9/28/18	(19)
USD	2,400,797	CHF	2,352,469	UBS AG	9/19/18	15,536
USD	585,628	CHF	575,865	UBS AG	9/28/18	1,277
USD	15,243	CHF	15,032	UBS AG	9/28/18	(10)
USD	20,111	CHF	19,884	UBS AG	9/28/18	(66)
CLP	119,597,016	USD	183,592	Goldman Sachs & Co.	9/20/18	4,062
CLP	122,061,187	USD	187,268	Goldman Sachs & Co.	9/20/18	4,252
CLP	195,297,899	USD	299,445	Goldman Sachs & Co.	9/20/18	6,988
CLP	459,022,560	USD	709,902	Goldman Sachs & Co.	9/20/18	10,328
CLP	48,162,523	USD	74,446	Goldman Sachs & Co.	9/20/18	1,124
CLP	592,851,925	USD	907,453	Goldman Sachs & Co.	9/20/18	22,762
USD	1,461,060	CLP	927,700,315	Goldman Sachs & Co.	9/20/18	5,451
USD	94,775	CZK	2,068,821	Goldman Sachs & Co.	9/19/18	6
USD	66,017	DKK	417,393	Goldman Sachs & Co.	9/19/18	275
EUR	5,327	USD	6,252	Credit Suisse AG	9/28/18	4
EUR	17,875	USD	20,977	Credit Suisse AG	9/28/18	13
EUR	52,317	USD	61,397	Credit Suisse AG	9/28/18	38
EUR	349,352	USD	412,972	Credit Suisse AG	9/28/18	(2,735)
EUR	38,609	USD	45,350	Credit Suisse AG	9/28/18	(12)
EUR	105,255	USD	123,902	Credit Suisse AG	9/28/18	(303)
EUR	91,292	USD	107,165	Credit Suisse AG	9/28/18	37
EUR	22,588	USD	26,418	Credit Suisse AG	9/28/18	107
USD	7,694,320	EUR	6,531,553	JPMorgan Chase Bank N.A.	8/15/18	49,499
USD	946,136	EUR	804,090	JPMorgan Chase Bank N.A.	8/15/18	4,993
USD	3,330,631	EUR	2,829,188	Credit Suisse AG	9/28/18	8,370
USD	228,106	EUR	193,763	Credit Suisse AG	9/28/18	573
USD	432,313	EUR	367,226	Credit Suisse AG	9/28/18	1,086
USD	1,220,433	EUR	1,036,691	Credit Suisse AG	9/28/18	3,067
USD	28,357	EUR	24,192	Credit Suisse AG	9/28/18	(51)
USD	8,522	EUR	7,209	Credit Suisse AG	9/28/18	56
USD	7,121	EUR	6,043	Credit Suisse AG	9/28/18	25
USD	71,303	EUR	60,816	Credit Suisse AG	9/28/18	(112)
USD	125,056	EUR	106,797	Credit Suisse AG	9/28/18	(354)
USD	6,952	EUR	5,937	Credit Suisse AG	9/28/18	(20)
GBP	8,861	USD	11,776	Morgan Stanley	9/28/18	(118)
GBP	33,015	USD	43,876	Morgan Stanley	9/28/18	(439)
GBP	22,056	USD	29,206	Morgan Stanley	9/28/18	(187)
GBP	28,244	USD	37,206	Morgan Stanley	9/28/18	(46)
GBP	2,128	USD	2,812	Morgan Stanley	9/28/18	(12)
GBP	2,719	USD	3,552	Morgan Stanley	9/28/18	25
GBP	18,763	USD	24,665	Morgan Stanley	9/28/18	21
USD	3,538,477	GBP	2,639,335	Morgan Stanley	9/19/18	67,325
USD	444,947	GBP	333,859	Morgan Stanley	9/28/18	5,696
USD	982,798	GBP	737,426	Morgan Stanley	9/28/18	12,581

72

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,221	GBP	16,881	Morgan Stanley	9/28/18	$11
USD	55,415	GBP	42,223	Morgan Stanley	9/28/18	(137)
USD	35,655	GBP	27,167	Morgan Stanley	9/28/18	(88)
USD	16,644	GBP	12,570	Morgan Stanley	9/28/18	107
USD	2,673	GBP	2,029	Morgan Stanley	9/28/18	3
USD	3,002	GBP	2,266	Morgan Stanley	9/28/18	21
USD	19,781	GBP	14,910	Morgan Stanley	9/28/18	164
USD	3,278	GBP	2,502	Morgan Stanley	9/28/18	(13)
USD	13,102	GBP	10,029	Morgan Stanley	9/28/18	(93)
USD	17,657	GBP	13,446	Morgan Stanley	9/28/18	(33)
USD	3,970	GBP	3,014	Morgan Stanley	9/28/18	4
USD	3,552	GBP	2,699	Morgan Stanley	9/28/18	—
USD	13,076	GBP	9,929	Morgan Stanley	9/28/18	13
HUF	363,357,752	USD	1,313,658	UBS AG	9/19/18	15,115
USD	2,256,967	HUF	612,315,153	UBS AG	9/19/18	17,775
IDR	1,582,288,581	USD	112,659	Goldman Sachs & Co.	9/19/18	(3,362)
IDR	13,393,880,796	USD	922,126	Goldman Sachs & Co.	9/19/18	3,060
ILS	177,196	USD	49,966	Goldman Sachs & Co.	9/20/18	(1,556)
JPY	1,151,226	USD	10,549	Morgan Stanley	9/28/18	(214)
JPY	2,397,748	USD	21,636	Morgan Stanley	9/28/18	(109)
JPY	2,511,449	USD	22,719	Morgan Stanley	9/28/18	(172)
USD	935,004	JPY	103,729,279	JPMorgan Chase Bank N.A.	8/15/18	6,542
USD	1,015,184	JPY	112,724,545	JPMorgan Chase Bank N.A.	8/15/18	6,207
USD	773,914	JPY	84,498,211	Morgan Stanley	9/28/18	15,307
USD	285,721	JPY	31,195,861	Morgan Stanley	9/28/18	5,651
USD	18,850	JPY	2,076,788	Morgan Stanley	9/28/18	205
USD	11,606	JPY	1,284,053	Morgan Stanley	9/28/18	78
USD	24,792	JPY	2,784,983	Morgan Stanley	9/28/18	(211)
USD	19,604	JPY	2,167,020	Morgan Stanley	9/28/18	149
KRW	1,193,541,578	USD	1,083,069	Goldman Sachs & Co.	9/19/18	(10,159)
USD	633,162	KRW	677,039,629	Goldman Sachs & Co.	9/19/18	24,550
USD	2,444,602	MXN	50,680,271	JPMorgan Chase Bank N.A.	9/19/18	(253,409)
USD	373,083	MXN	7,244,122	JPMorgan Chase Bank N.A.	9/19/18	(12,565)
USD	167,252	MXN	3,210,342	JPMorgan Chase Bank N.A.	9/19/18	(3,653)
USD	639,457	MXN	12,204,880	JPMorgan Chase Bank N.A.	9/19/18	(10,281)
USD	505,646	MXN	9,626,626	JPMorgan Chase Bank N.A.	9/19/18	(6,837)
USD	162,156	MXN	3,121,453	JPMorgan Chase Bank N.A.	9/19/18	(4,018)
USD	192,822	MXN	3,715,672	JPMorgan Chase Bank N.A.	9/19/18	(4,985)
USD	254,150	MXN	4,777,167	JPMorgan Chase Bank N.A.	9/19/18	(167)
USD	119,668	MYR	479,271	Goldman Sachs & Co.	9/19/18	1,326
NOK	9,014,074	USD	1,115,603	Goldman Sachs & Co.	9/19/18	(8,388)
NOK	416,978	USD	51,587	Goldman Sachs & Co.	9/28/18	(351)
USD	787,679	NOK	6,415,012	Goldman Sachs & Co.	9/19/18	(289)
USD	605,698	NOK	4,893,642	Goldman Sachs & Co.	9/28/18	4,401
USD	21,419	NOK	172,182	Goldman Sachs & Co.	9/28/18	263
USD	39,282	NOK	318,271	Goldman Sachs & Co.	9/28/18	175
USD	15,864	NOK	130,156	Goldman Sachs & Co.	9/28/18	(129)
USD	17,849	NOK	145,571	Goldman Sachs & Co.	9/28/18	(38)
USD	103,567	NZD	147,784	UBS AG	9/19/18	2,843

73

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN	6,136,353	USD	1,868,106	Goldman Sachs & Co.	9/19/18	$3,527
USD	1,861,193	PEN	6,136,353	Goldman Sachs & Co.	9/19/18	(10,439)
USD	925,063	PHP	49,449,227	Goldman Sachs & Co.	9/19/18	(6,040)
USD	140,858	PLN	514,778	Goldman Sachs & Co.	9/19/18	(93)
USD	11,572	RUB	729,959	Goldman Sachs & Co.	9/19/18	(55)
SEK	1,614,265	USD	185,358	Goldman Sachs & Co.	9/19/18	(1,109)
SEK	139,014	USD	15,768	Goldman Sachs & Co.	9/28/18	109
SEK	102,624	USD	11,691	Goldman Sachs & Co.	9/28/18	31
USD	378,277	SEK	3,336,346	Goldman Sachs & Co.	9/28/18	(2,793)
USD	43,145	SEK	386,333	Goldman Sachs & Co.	9/28/18	(981)
USD	48,085	SEK	429,790	Goldman Sachs & Co.	9/28/18	(1,005)
USD	33,121	SEK	288,539	Goldman Sachs & Co.	9/28/18	165
USD	29,519	SEK	255,727	Goldman Sachs & Co.	9/28/18	310
USD	39,409	SEK	342,072	Goldman Sachs & Co.	9/28/18	338
USD	15,423	SEK	134,552	Goldman Sachs & Co.	9/28/18	55
USD	15,463	SEK	136,759	Goldman Sachs & Co.	9/28/18	(158)
USD	7,592	SEK	66,642	Goldman Sachs & Co.	9/28/18	(19)
USD	2,550	SEK	22,406	Goldman Sachs & Co.	9/28/18	(9)
USD	1,113	SEK	9,806	Goldman Sachs & Co.	9/28/18	(7)
USD	25,712	SEK	227,960	Goldman Sachs & Co.	9/28/18	(325)
USD	4,596	SEK	40,745	Goldman Sachs & Co.	9/28/18	(58)
USD	28,069	SEK	247,786	Goldman Sachs & Co.	9/28/18	(232)
USD	32,752	SEK	289,124	Goldman Sachs & Co.	9/28/18	(271)
USD	1,838	SEK	16,207	Goldman Sachs & Co.	9/28/18	(13)
USD	12,714	SEK	112,114	Goldman Sachs & Co.	9/28/18	(91)
USD	26,410	SEK	231,997	Goldman Sachs & Co.	9/28/18	(88)
USD	14,487	SEK	127,260	Goldman Sachs & Co.	9/28/18	(48)
USD	22,188	SEK	194,424	Goldman Sachs & Co.	9/28/18	(19)
USD	42,791	SEK	374,963	Goldman Sachs & Co.	9/28/18	(36)
USD	42,542	SEK	372,457	Goldman Sachs & Co.	9/28/18	1
USD	20,736	SEK	182,553	Goldman Sachs & Co.	9/28/18	(115)
USD	21,208	SEK	185,572	Goldman Sachs & Co.	9/28/18	13
USD	214,183	SGD	285,549	Goldman Sachs & Co.	9/19/18	4,248
USD	277,011	THB	8,828,349	Goldman Sachs & Co.	9/19/18	10,841
TRY	5,024,136	USD	1,044,780	Goldman Sachs & Co.	9/19/18	(45,912)
USD	977,357	TRY	4,806,253	Goldman Sachs & Co.	9/19/18	21,808
USD	180,156	ZAR	2,325,866	UBS AG	9/19/18	4,604
USD	2,086,979	ZAR	26,889,679	UBS AG	9/19/18	57,402
						$66,180

74

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	21	September 2018	JPY	210,000,000	$2,827,483	$(1,334)
Korean Treasury 10-Year Bonds	10	September 2018	KRW	1,000,000,000	1,083,091	12,050
U.S. Treasury 2-Year Notes	17	September 2018	USD	3,400,000	3,593,375	(5,882)
U.S. Treasury 5-Year Notes	77	September 2018	USD	7,700,000	8,710,625	(2,580)
U.S. Treasury 10-Year Notes	10	September 2018	USD	1,000,000	1,194,219	(1,116)
U.S. Treasury Long Bonds	10	September 2018	USD	1,000,000	1,429,687	8,103
U.S. Treasury Ultra Bonds	3	September 2018	USD	300,000	470,719	3,931
					$19,309,199	$13,172

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	39	September 2018	EUR	3,900,000	$6,002,028	$(3,942)
Euro-Bund 10-Year Bonds	3	September 2018	EUR	300,000	566,831	(2,847)
Euro-OAT 10-Year Bonds	7	September 2018	EUR	700,000	1,258,349	(8,197)
U.K. Gilt 10-Year Bonds	18	September 2018	GBP	1,800,000	2,898,424	(29,087)
U.S. Treasury 10-Year Ultra Notes	14	September 2018	USD	1,400,000	1,779,531	1,062
					$12,505,163	$(43,011)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Sell	5.00%	6/20/23	$9,055,000	$576,028	$111,799	$687,827

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BUBOR06M	Receive	0.82%	6/18/20	HUF	160,000,000	$(143)
Morgan Stanley	BUBOR06M	Receive	0.82%	6/15/20	HUF	85,000,000	(152)
Morgan Stanley	BUBOR06M	Receive	0.97%	6/21/20	HUF	90,000,000	(955)
							$(1,250)
*Amount represents value and unrealized appreciation (depreciation).

75

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MTN	-	Medium Term Note
AUD	-	Australian Dollar	MXN	-	Mexican Peso
BUBOR06M	-	6-month Budapest Interbank Offered Rate	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NVDR	-	Non-Voting Depositary Receipt
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CVA	-	Certificaten Van Aandelen	PHP	-	Philippine Peso
CZK	-	Czech Koruna	PIK	-	Payment in Kind
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation	RUB	-	Russian Ruble
FNMA	-	Federal National Mortgage Association	SBBPA	-	Standby Bond Purchase Agreement
GBP	-	British Pound	SEK	-	Swedish Krona
GDR	-	Global Depositary Receipt	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	THB	-	Thai Baht
HUF	-	Hungarian Forint	TRY	-	Turkish Lira
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen
KRW	-	South Korean Won	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities	ZAR	-	South African Rand
LOC	-	Letter of Credit
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $62,953,991, which represented 5.4% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $719,348.

(5)	Security is a zero-coupon bond.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(8)	Forward commitment. Settlement date is indicated.

(9)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

76

Statement of Assets and Liabilities

JULY 31, 2018
Assets
Investment securities, at value (cost of $990,670,233)	$1,160,991,126
Foreign currency holdings, at value (cost of $69,314)	67,882
Foreign deposits with broker for futures contracts, at value (cost of $66,828)	65,878
Receivable for investments sold	10,918,545
Receivable for capital shares sold	271,509
Receivable for variation margin on futures contracts	31,489
Receivable for variation margin on swap agreements	12,420
Unrealized appreciation on forward foreign currency exchange contracts	487,782
Dividends and interest receivable	3,582,796
Other assets	14,369
1,176,443,796

Liabilities
Disbursements in excess of demand deposit cash	246,821
Payable for investments purchased	14,110,577
Payable for capital shares redeemed	968,919
Unrealized depreciation on forward foreign currency exchange contracts	421,602
Swap agreements, at value	1,250
Accrued management fees	1,014,430
Distribution and service fees payable	161,858
Accrued foreign taxes	6,150
16,931,607

Net Assets	$1,159,512,189

Net Assets Consist of:
Capital (par value and paid-in surplus)	$928,074,266
Undistributed net investment income	1,314,621
Undistributed net realized gain	59,676,077
Net unrealized appreciation	170,447,225
$1,159,512,189

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$444,259,017	63,273,609	$7.02
I Class, $0.01 Par Value	$125,345,270	17,845,950	$7.02
A Class, $0.01 Par Value	$347,290,363	49,609,876	$7.00*
C Class, $0.01 Par Value	$80,205,097	11,610,035	$6.91
R Class, $0.01 Par Value	$43,590,394	6,259,957	$6.96
R5 Class, $0.01 Par Value	$6,884,580	979,832	$7.03
R6 Class, $0.01 Par Value	$111,937,468	15,957,759	$7.01
*Maximum offering price $7.43 (net asset value divided by 0.9425).

See Notes to Financial Statements.

77

Statement of Operations

FOR THE EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)	July 31, 2018(1)	November 30, 2017
Income:
Dividends (net of foreign taxes withheld of $446,872 and $694,685, respectively)	$9,528,315	$18,783,996
Interest (net of foreign taxes withheld of $2,022 and $—, respectively)	9,321,485	13,300,495
	18,849,800	32,084,491

Expenses:
Management fees	8,279,557	14,390,019
Distribution and service fees:
A Class	606,241	1,065,584
C Class	604,465	1,022,143
R Class	155,267	260,833
Directors' fees and expenses	22,857	43,148
Other expenses	35,176	114,133
	9,703,563	16,895,860

Net investment income (loss)	9,146,237	15,188,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $37,752 and $29,773, respectively)	87,606,165	122,376,738
Forward foreign currency exchange contract transactions	933,066	419,385
Futures contract transactions	(442,069)	(93,240)
Swap agreement transactions	65,567	490,374
Foreign currency translation transactions	(112,735)	(47,946)
	88,049,994	123,145,311

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $154,082 and $(159,253), respectively)	(59,184,265)	65,496,098
Forward foreign currency exchange contracts	(76,676)	(3,272,288)
Futures contracts	44,884	(31,585)
Swap agreements	285,384	(383,224)
Translation of assets and liabilities in foreign currencies	(30,439)	116,163
	(58,961,112)	61,925,164

Net realized and unrealized gain (loss)	29,088,882	185,070,475

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,235,119	$200,259,106

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

78

Statement of Changes in Net Assets

EIGHT MONTHS ENDED JULY 31, 2018 AND YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	July 31, 2018(1)	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$9,146,237	$15,188,631	$16,789,501
Net realized gain (loss)	88,049,994	123,145,311	27,070,565
Change in net unrealized appreciation (depreciation)	(58,961,112)	61,925,164	6,181,593
Net increase (decrease) in net assets resulting from operations	38,235,119	200,259,106	50,041,659

Distributions to Shareholders
From net investment income:
Investor Class	(4,435,536)	(7,234,108)	(6,329,924)
I Class	(1,358,612)	(2,828,701)	(3,089,872)
A Class	(2,826,853)	(4,513,083)	(3,735,948)
C Class	(399,830)	(466,188)	(298,255)
R Class	(280,348)	(439,882)	(269,299)
R5 Class	(22,317)	(44)	—
R6 Class	(1,136,649)	(1,483,111)	(748,063)
From net realized gains:
Investor Class	(44,030,863)	(6,815,126)	(41,011,983)
I Class	(11,136,954)	(2,219,335)	(17,220,342)
A Class	(34,278,154)	(5,400,813)	(32,026,445)
C Class	(8,415,545)	(1,271,860)	(7,878,800)
R Class	(4,354,742)	(649,685)	(3,370,686)
R5 Class	(473)	—	—
R6 Class	(8,042,731)	(856,845)	(2,716,709)
Decrease in net assets from distributions	(120,719,607)	(34,178,781)	(118,696,326)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(48,674,810)	(352,116,430)	(78,277,084)

Net increase (decrease) in net assets	(131,159,298)	(186,036,105)	(146,931,751)

Net Assets
Beginning of period	1,290,671,487	1,476,707,592	1,623,639,343
End of period	$1,159,512,189	$1,290,671,487	$1,476,707,592

Undistributed net investment income	$1,314,621	$1,742,702	$2,223,148

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

See Notes to Financial Statements.

79

Notes to Financial Statements

JULY 31, 2018

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

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Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

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The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.90% to 1.10%	1.08%
I Class	0.70% to 0.90%	0.88%
A Class	0.90% to 1.10%	1.08%
C Class	0.90% to 1.10%	1.08%
R Class	0.90% to 1.10%	1.08%
R5 Class	0.70% to 0.90%	0.88%
R6 Class	0.55% to 0.75%	0.73%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period ended July 31, 2018, the interfund purchases and sales were $5,006,363 and $5,938,218, respectively. The effect of interfund transactions on the Statement of Operations in net realized gain (loss) on investment transactions for the periods ended July 31, 2018 and November 30, 2017 were $767,254 and $1,481,621, respectively.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $647,213,718, of which $145,737,759 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2018 totaled $809,534,969, of which $177,772,225 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000		750,000,000
Sold	4,611,023	$32,250,334	12,920,825	$90,675,133	9,650,979	$62,633,858
Issued in reinvestment of distributions	6,954,777	47,978,690	2,038,633	13,903,568	7,315,353	46,833,411
Redeemed	(17,928,486)	(125,884,910)	(31,462,012)	(221,849,064)	(23,447,616)	(153,540,470)
	(6,362,686)	(45,655,886)	(16,502,554)	(117,270,363)	(6,481,284)	(44,073,201)
I Class/Shares Authorized	380,000,000		380,000,000		400,000,000
Sold	2,225,351	15,588,958	6,154,728	43,137,167	6,160,737	40,306,124
Issued in reinvestment of distributions	1,793,497	12,389,825	736,588	5,035,400	3,169,738	20,295,351
Redeemed	(4,214,590)	(29,834,539)	(20,831,687)	(147,212,919)	(15,088,931)	(98,592,206)
	(195,742)	(1,855,756)	(13,940,371)	(99,040,352)	(5,758,456)	(37,990,731)
A Class/Shares Authorized	670,000,000		670,000,000		650,000,000
Sold	4,534,090	31,571,822	6,565,906	45,900,836	11,798,982	76,356,489
Issued in reinvestment of distributions	5,235,390	36,009,274	1,426,375	9,671,984	5,492,296	35,032,891
Redeemed	(13,349,495)	(93,514,032)	(23,367,563)	(163,749,544)	(21,315,773)	(138,210,359)
	(3,580,015)	(25,932,936)	(15,375,282)	(108,176,724)	(4,024,495)	(26,820,979)
C Class/Shares Authorized	160,000,000		160,000,000		150,000,000
Sold	654,196	4,503,746	1,030,907	7,150,520	1,484,066	9,541,583
Issued in reinvestment of distributions	1,270,366	8,636,760	251,497	1,676,528	1,237,265	7,832,786
Redeemed	(3,431,673)	(23,697,580)	(4,321,833)	(30,090,888)	(4,179,728)	(26,797,522)
	(1,507,111)	(10,557,074)	(3,039,429)	(21,263,840)	(1,458,397)	(9,423,153)
R Class/Shares Authorized	90,000,000		90,000,000		70,000,000
Sold	555,234	3,854,070	972,450	6,761,626	1,951,844	12,587,215
Issued in reinvestment of distributions	667,048	4,561,392	159,071	1,071,635	566,588	3,595,176
Redeemed	(1,720,689)	(11,897,375)	(2,506,262)	(17,499,349)	(1,931,736)	(12,541,648)
	(498,407)	(3,481,913)	(1,374,741)	(9,666,088)	586,696	3,640,743

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	Eight Months ended July 31, 2018(1)		Year ended November 30, 2017(2)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
R5 Class/Shares Authorized	50,000,000		50,000,000		N/A
Sold	1,048,946	$7,341,301	722	$5,000
Issued in reinvestment of distributions	3,266	22,790	6	44
Redeemed	(73,108)	(514,776)	—	—
	979,104	6,849,315	728	5,044
R6 Class/Shares Authorized	150,000,000		150,000,000		70,000,000
Sold	7,720,823	53,908,442	10,337,985	71,479,267	6,786,620	$44,485,357
Issued in reinvestment of distributions	1,330,511	9,179,380	340,880	2,339,956	540,186	3,464,772
Redeemed	(4,493,981)	(31,128,382)	(9,971,031)	(70,523,330)	(1,780,405)	(11,559,892)
	4,557,353	31,959,440	707,834	3,295,893	5,546,401	36,390,237
Net increase (decrease)	(6,607,504)	$(48,674,810)	(49,523,815)	$(352,116,430)	(11,589,535)	$(78,277,084)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$526,222,405	$198,149,333	—
Corporate Bonds	—	115,968,160	—
U.S. Treasury Securities	—	111,000,443	—
Sovereign Governments and Agencies	—	45,818,250	—
U.S. Government Agency Mortgage-Backed Securities	—	35,875,646	—
Municipal Securities	—	28,697,276	—
Collateralized Mortgage Obligations	—	19,730,261	—
Asset-Backed Securities	—	15,521,919	—
Commercial Mortgage-Backed Securities	—	11,849,122	—
Collateralized Loan Obligations	—	11,486,364	—
Exchange-Traded Funds	6,055,707	—	—
Commercial Paper	—	4,800,358	—
U.S. Government Agency Securities	—	3,438,475	—
Convertible Preferred Stocks	—	24,398	—
Temporary Cash Investments	25,803,036	549,973	—
	$558,081,148	$602,909,978	—
Other Financial Instruments
Futures Contracts	$13,096	$12,050	—
Swap Agreements	—	687,827	—
Forward Foreign Currency Exchange Contracts	—	487,782	—
	$13,096	$1,187,659	—

Liabilities
Other Financial Instruments
Futures Contracts	$9,578	$45,407	—
Swap Agreements	—	1,250	—
Forward Foreign Currency Exchange Contracts	—	421,602	—
	$9,578	$468,259	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $9,276,250.

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Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $90,583,904.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $18,302,421 futures contracts purchased and $10,494,038 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $19,755,627.

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Value of Derivative Instruments as of July 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$12,420	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	487,782	Unrealized depreciation on forward foreign currency exchange contracts	$421,602
Interest Rate Risk	Receivable for variation margin on futures contracts*	31,489	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Swap agreements	—	Swap agreements	1,250
		$531,691		$422,852

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Eight Months Ended July 31, 2018
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$209,051	Change in net unrealized appreciation (depreciation) on swap agreements	$36,547
Equity Price Risk	Net realized gain (loss) on futures contract transactions	107,306	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	933,066	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(76,676)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(549,375)	Change in net unrealized appreciation (depreciation) on futures contracts	44,884
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(143,484)	Change in net unrealized appreciation (depreciation) on swap agreements	248,837
		$556,564		$253,592

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$490,374	Change in net unrealized appreciation (depreciation) on swap agreements	$(133,137)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(23,604)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	419,385	Change in net unrealized Appreciation (depreciation) on forward foreign currency exchange contracts	(3,272,288)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(69,636)	Change in net unrealized appreciation (depreciation) on futures contracts	(31,585)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(250,087)
		$816,519		$(3,687,097)

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the eight months ended July 31, 2018 and years ended November 30, 2017 and November 30, 2016 were as follows:

	July 31, 2018(1)	November 30, 2017	November 30, 2016
Distributions Paid From
Ordinary income	$31,593,492	$16,965,117	$14,471,361
Long-term capital gains	$89,126,115	$17,213,664	$104,224,965

(1) The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,004,471,421
Gross tax appreciation of investments	$177,166,209
Gross tax depreciation of investments	(20,646,504)
Net tax appreciation (depreciation) of investments	156,519,705
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	53,793
Net tax appreciation (depreciation)	$156,573,498
Other book-to-tax adjustments	$(263,620)
Undistributed ordinary income	$10,032,266
Accumulated long-term gains	$65,095,779

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

89

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$7.51	0.06	0.16	0.22	(0.06)	(0.65)	(0.71)	$7.02	3.22%	1.09%(4)	1.25%(4)	55%	$444,259
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.20%	81%	$523,241
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.22%	82%	$574,968
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	0.97%	88%	$645,785
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	0.92%	69%	$714,110
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
I Class
2018(3)	$7.52	0.07	0.15	0.22	(0.07)	(0.65)	(0.72)	$7.02	3.23%	0.89%(4)	1.45%(4)	55%	$125,345
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	1.40%	81%	$135,618
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	1.42%	82%	$213,502
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	1.17%	88%	$263,207
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	1.12%	69%	$289,676
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$7.49	0.05	0.16	0.21	(0.05)	(0.65)	(0.70)	$7.00	3.04%	1.34%(4)	1.00%(4)	55%	$347,290
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	0.95%	81%	$398,519
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	0.97%	82%	$456,392
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	0.72%	88%	$504,771
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	0.67%	69%	$606,035
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093
C Class
2018(3)	$7.42	0.01	0.16	0.17	(0.03)	(0.65)	(0.68)	$6.91	2.46%	2.09%(4)	0.25%(4)	55%	$80,205
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	0.20%	81%	$97,269
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	0.22%	82%	$106,604
2015	$7.64	—(5)	(0.13)	(0.13)	—(5)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	(0.03)%	88%	$121,748
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	(0.08)%	69%	$128,076
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
R Class
2018(3)	$7.46	0.03	0.16	0.19	(0.04)	(0.65)	(0.69)	$6.96	2.74%	1.59%(4)	0.75%(4)	55%	$43,590
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	0.70%	81%	$50,395
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	0.72%	82%	$53,902
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	0.47%	88%	$52,262
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	0.42%	69%	$49,716
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018(3)	$7.52	0.08	0.15	0.23	(0.07)	(0.65)	(0.72)	$7.03	3.38%	0.89%(4)	1.45%(4)	55%	$6,885
2017(6)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(4)	1.46%(4)	81%(7)	$5
R6 Class
2018(3)	$7.51	0.08	0.15	0.23	(0.08)	(0.65)	(0.73)	$7.01	3.35%	0.74%(4)	1.60%(4)	55%	$111,937
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	1.55%	81%	$85,623
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	1.57%	82%	$71,340
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	1.32%	88%	$35,867
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	1.27%	69%	$8,420
2013(8)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(4)	1.17%(4)	74%(9)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(4)	Annualized.

(5)	Per share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2018; the related statements of operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the statements of changes in net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2018; the results of its operations for the period December 1, 2017 through July 31, 2018 and for the year ended November 30, 2017; the changes in its net assets for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017 and November 30, 2016; and the financial highlights for the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	67	None
Andrea C. Hall(1) (1945)	Director	Since 1997	Retired	67	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	67	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	67	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
1) Effective August 31, 2018, Andrea C. Hall retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.07% to 1.02%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2018.

For corporate taxpayers, the fund hereby designates $5,191,053, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $93,055,716, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2018.

The fund hereby designates $21,625,913 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2018.

The fund utilized earnings and profits of $4,942,813 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 1809

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $132,100
FY 2018:    $126,890

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $104,750
FY 2018:    $115,750*

*The funds in the registrant changed their fiscal year end from November 30 to July 31. Therefore, the amounts reported in this Item 4(g) represent an eight-month reporting period from December 1, 2017 to July 31, 2018.

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
Name: Jonathan S. Thomas
Title: President
(principal executive officer)

Date:	September 27, 2018

By:	/s/ R. Wes Campbell
Name: R. Wes Campbell
Title: Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 27, 2018